                                   [LOGO] BNY


                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2002

                             [LOGO] Hamilton Funds

                         INVEST WITH A TRUSTED LEADER


   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   SMALL CAP GROWTH FUND

   EQUITY INCOME FUND

   S&P 500 INDEX FUND
   INTERNATIONAL EQUITY FUND

   INTERMEDIATE TAX-EXEMPT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND
   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND

   U.S. BOND MARKET INDEX FUND

   ENHANCED INCOME FUND

   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

             [LOGO]

               BNY
             HAMILTON
               FUNDS

    INVEST WITH A TRUSTED LEADER
[LOGO] BNY

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semi-Annual Report for the BNY Hamilton Funds for the six months ended June 30, 2002. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past six months, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

As 2002 began, the flow of positive economic data seemed to indicate that the economy was headed for a recovery. Unfortunately, widespread accounting concerns and increasing investor skepticism in the wake of former energy trading giant Enron's collapse overrode positive signs of economic growth. This weakened the equity markets in January and February. In March, optimism about the economy and the prospects for improving corporate earnings led to a brief rally in stocks to finish the first quarter of the year.

Negative sentiment began to build again during the second quarter, with concerns about corporate scandals reaching new heights as WorldCom captured the headlines with its own accounting missteps. Over the period, a number of other large, leading companies also saw their corporate reporting and governance called into question. Corporate managements lost credibility, and investors lost confidence in the equity markets. This drove a sell off that cut across virtually every sector in the stock market. Investors increasingly turned toward the safer havens of money funds and, Treasury and government agency debt, avoiding corporate bonds as well as stocks.

Through all of this, the Economy continued to expand. First quarter growth in real GDP was a surprisingly strong 5.0%, although a significant portion of this increase was accounted for by a swing in inventories. Growth slowed in the second quarter with the preliminary estimate of real GDP indicating an advance of only 1.1%. However, as inventories boosted the first quarter growth rate, second quarter growth was dampened by a significant increase in the trade deficit. The underlying pace of economic activity was not as strong as it appeared in the first quarter, nor as soft as reported in the second quarter. Consumer spending was the principal driver of growth during both quarters as tax cuts and mortgage refinancings put extra spending money in consumer's pockets. Housing activity, in particular, was robust. In contrast, capital spending remained weak as corporations continued to be reluctant to spend on future growth. As the half ended, however, some signs of an upturn in capital spending began to appear.

For the first half of 2002, the S&P 500(R) Index of large-capitalization U.S. stocks returned -13.16%. Equity investors were wary of risk and uncertain about what corporate reports they could believe and favored more defensive value stocks over growth-oriented companies, with technology and telecommunications stocks taking the biggest fall. As in 2001, two of the sectors posting the strongest relative performance were consumer discretionary and materials stocks, though even these suffered losses.

Perhaps somewhat surprisingly, given the defensive tone to the market, small-capitalization stocks outperformed large-capitalization stocks for the six months. In contrast with the S&P 500(R) Index's double-digit loss, the Russell 2000 Index of small companies returned -4.70% for the period. This is attributable in part to the fact that the most damaging news regarding corporate governance and accounting improprieties involved larger companies. These smaller-company stocks also displayed the same trend of value-oriented issues outperforming growth stocks, with the Russell 2000 Value Index returning 7.26% versus -17.35% for the Russell 2000 Growth Index.

International markets also struggled for the most part over the six months, exhibiting considerable volatility. Much of the turmoil afflicting global markets in this period was based on concerns centering on the U.S.--specifically, the unexpectedly sluggish pace of recovery and the issues regarding corporate accounting and the veracity of reported earnings. Investment fundamentals were not so much in question. In a close parallel with the U.S., major economic indicators pointed to a cyclical upturn in Europe and Japan over the remainder of this year, though stock valuations did not fully reflect this positive news.

In this environment, international investors sought out stability, hurting the performance of growth-oriented stocks but allowing stocks with more defensive characteristics to outperform. For U.S.-based investors in foreign markets, the weakening of the U.S. dollar relative to the Euro, Yen, Pound, and other major currencies contributed positively to returns. For the six months, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -1.38%. By the period's end, global economies appeared to be moving more steadily toward a mild cyclical recovery.

On the fixed-income front, the Federal Reserve kept interest rates steady over the six months. As signs pointed toward revived economic growth in the first quarter, intermediate- and longer-term interest rates began to rise as investors anticipated that the Federal Reserve would step in to raise short-term rates. As economic growth slowed, however, and the equity markets trended lower, the Federal Reserve did not raise rates, and instead remained on the sidelines. This caused rates to fall significantly in the second quarter. As a result, while the yield curve flattened in the earlier part of the year, by the end of the period it was quite steep--that is, the difference between yields on short-term securities and those on longer-term issues was quite significant. Treasurys and other government-issued bonds were attractive to investors seeking safer alternatives to the volatile equity markets. Corporate bonds, on the other hand, largely suffered from the same erosion of investor confidence that afflicted stocks.

We believe that the recent steep drop in stock prices reflects panic selling by unnerved investors. Given the current level of uncertainty, buyers have essentially gone on strike, remaining on the sidelines until hard evidence of improving corporate profits emerges and keeping stock prices at depressed levels.

In our view, key economic trends are continuing to develop positively and we believe that a meaningful upturn in corporate profits is close on the horizon. It's unfortunate, but markets are not always rational in the short term, which can create painful and trying periods--like the present--for long-term investors. It can also create very attractive buying opportunities for investors who are willing to stay focused on the fundamentals during periods when investor psychology turns negative.

The failure of the rebound in the economy to produce strong earnings gains up to this point has many investors worried. Increasing levels of skepticism concerning corporate financial reporting--along with potential confusion over new accounting rules designed to avoid future scandals--are obscuring the outlook for earnings, with many investors seemingly preparing for the worst. We believe the reality will in fact come as a very favorable surprise.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
  /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  Of  Contents

Questions & Answers.............................................. Page  6

BNY Hamilton Large Cap Growth Fund
 Schedule of Investments.........................................      39
 Statement of Assets and Liabilities.............................      41
 Statement of Operations.........................................      41
 Statements of Changes in Net Assets.............................      42
 Financial Highlights............................................      43

BNY Hamilton Large Cap Value Fund
 Schedule of Investments.........................................      45
 Statement of Assets and Liabilities.............................      47
 Statement of Operations.........................................      47
 Statements of Changes in Net Assets.............................      48
 Financial Highlights............................................      49

BNY Hamilton Small Cap Growth Fund
 Schedule of Investments.........................................      51
 Statement of Assets and Liabilities.............................      55
 Statement of Operations.........................................      55
 Statements of Changes in Net Assets.............................      56
 Financial Highlights............................................      57

BNY Hamilton Equity Income Fund
 Schedule of Investments.........................................      59
 Statement of Assets and Liabilities.............................      63
 Statement of Operations.........................................      63
 Statements of Changes in Net Assets.............................      64
 Financial Highlights............................................      65

BNY Hamilton S&P 500 Index Fund
 Schedule of Investments.........................................      67
 Statement of Assets and Liabilities.............................      79
 Statement of Operations.........................................      79
 Statements of Changes in Net Assets.............................      80
 Financial Highlights............................................      81

BNY Hamilton International Equity Fund
 Schedule of Investments.........................................      82
 Industry Diversification........................................      86
 Statement of Assets and Liabilities.............................      87
 Statement of Operations.........................................      87
 Statements of Changes in Net Assets.............................      88
 Financial Highlights............................................      89

BNY Hamilton Intermediate Tax-Exempt Fund
 Schedule of Investments......................................... Page  91
 Diversification by State........................................      100
 Statement of Assets and Liabilities.............................      101
 Statement of Operations.........................................      101
 Statements of Changes in Net Assets.............................      102
 Financial Highlights............................................      103

BNY Hamilton Intermediate New York Tax-Exempt Fund
 Schedule of Investments.........................................      105
 Statement of Assets and Liabilities.............................      112
 Statement of Operations.........................................      112
 Statements of Changes in Net Assets.............................      113
 Financial Highlights............................................      114

BNY Hamilton Intermediate Government Fund
 Schedule of Investments.........................................      116
 Statement of Assets and Liabilities.............................      121
 Statement of Operations.........................................      121
 Statements of Changes in Net Assets.............................      122
 Financial Highlights............................................      123

BNY Hamilton Intermediate Investment Grade Fund
 Schedule of Investments.........................................      125
 Statement of Assets and Liabilities.............................      133
 Statement of Operations.........................................      133
 Statements of Changes in Net Assets.............................      134
 Financial Highlights............................................      135

BNY Hamilton U.S. Bond Market Index Fund
 Schedule of Investments.........................................      137
 Statement of Assets and Liabilities.............................      148
 Statement of Operations.........................................      148
 Statements of Changes in Net Assets.............................      149
 Financial Highlights............................................      150

BNY Hamilton Enhanced Income Fund
 Schedule of Investments.........................................      151
 Statement of Assets and Liabilities.............................      154
 Statement of Operations.........................................      154
 Statement of Changes in Net Assets..............................      155
 Financial Highlights............................................      156

         Table  Of  Contents

BNY Hamilton Money Fund
 Schedule of Investments................ Page 158
 Statement of Assets and Liabilities....      164
 Statement of Operations................      164
 Statements of Changes in Net Assets....      165
 Financial Highlights...................      166

BNY Hamilton Treasury Money Fund
 Schedule of Investments................      169
 Statement of Assets and Liabilities....      171
 Statement of Operations................      171
 Statements of Changes in Net Assets....      172
 Financial Highlights...................      173

BNY Hamilton New York Tax-Exempt Money Fund
 Schedule of Investments................ Page 176
 Statement of Assets and Liabilities....      181
 Statement of Operations................      181
 Statement of Changes in Net Assets.....      182
 Financial Highlights...................      183

Notes to Financial Statements...........      186
Directors and Officers..................      199

BNY Hamilton Large Cap Growth Fund

An Interview with Co-Portfolio Managers, Charles Goodfellow, Vice President, and DeAnne Steele, Assistant Vice President

Q. What factors influenced the investment environment for large-cap stocks during the first half of 2002?
A. As the year began, economic reports were stronger than expected, signaling a recovery from 2001's recession. At that point, investors gained confidence in the country's economic health, but became more concerned about when the Federal Reserve might move to raise interest rates. Shortly, however, continued revelations of questionable accounting practices and other lapses in corporate governance caused investors to lose confidence in the stock market. What had once seemed to be an isolated case involving Enron spread to other large companies such as WorldCom and Omnicom.

   Other factors weighing on the markets included fears of further terrorist attacks, as well as instability in the Middle East and elsewhere in the world. Despite continued positive economic news, stock valuations fell significantly, particularly in the second quarter of the year. Growth stocks underperformed value stocks, as investors adopted an increasingly cautious outlook.

Q. Given this context, how did the Fund perform during the six months?
A. The Fund returned -15.56% for Institutional Class Shares and -15.64% for Investor Class Shares/1/ for the six months ended June 30, 2002. For the same period, the S&P 500(R) Index/2/ returned -13.16%.

Q. What factors contributed to the Fund's performance?
A. The Fund's underperformance relative to its benchmark can be attributed mostly to our positions in media stocks AOL Time Warner and Comcast, marketing communications giant Omnicom, and retailer Home Depot. Our overweighting in the health care sector also had a negative impact on performance, as we emphasized large-cap pharmaceutical companies in this sector. These stocks faced concerns about rejections of new drug applications by the Food and Drug Administration.

   On the positive side, we underweighted the two weakest sectors over the period, telecommunications and information technology. We also overweighted consumer staples stocks, which held up well as consumer spending remained at strong levels. These positive contributors to performance were not, however, sufficient to offset the portfolio's underperformers.

Q. Which of the Fund's holdings were the best performers?/3/
A. Our strongest performing stocks over the six months came from a variety of sectors. They included real-estate holdings Duke Realty and Liberty Property Trust, beverage giant Coca-Cola, financial services provider Wells Fargo, and consumer products leader Procter & Gamble. Six of the Fund's top ten holdings outperformed the market over the period.

Q. How did the Portfolio's composition change during the first half of the year?
A. Over the six months, we scrutinized our holdings in individual companies with an eye toward reducing the level of risk associated with any single holding. This caused us to reduce--but not eliminate--our allocation to such companies as Procter & Gamble, Applied Materials, and Exxon Mobil. (We continue to overweight the energy sector, despite this reduction in our Exxon Mobil position.) This process also led us to trim our holdings in the technology and telecommunications sectors, producing even greater underweightings in these areas than before.

Q. What is your strategic outlook for the remainder of the year?
A. We believe that the economy will continue on its gradual recovery, allowing companies to see improvement in their earnings. Although earnings have been improving from quarter to quarter, thus far they have shown little improvement over previous-year figures. These comparisons should become easier in the second half of the year, however. At that point, the previous-year figures will reflect the impact of 2001's recession. We therefore expect earnings in the second half of the year to show year-over-year improvement.

   It is difficult to predict when investors will move their focus away from accounting and geopolitical issues and toward improving earnings--a shift that could set the stage for the markets to recover. Nonetheless, based on increasingly reasonable valuations and improving fundamentals, we believe that this is a good time to invest in core growth companies for the long term. In our assessment, we have positioned the Fund to benefit once the market turnaround materializes.

                                                                       TRAILING   TRAILING    SINCE
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods ended June 30, 2002         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH FUND
(INSTITUTIONAL SHARES)             -7.92%  -15.32%  -15.56%  -22.84%    -9.50%     2.95%      10.72%
------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                   -7.12%  -13.40%  -13.16%  -17.99%    -9.18%     3.66%      11.42%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual total return for the 3 year, 5 year and 10 year periods would have been lower.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Large Cap Value Fund

An Interview with Charles Foley and George Baker, Managing Directors and Co-Portfolio Managers

Q. What factors influenced the investment environment for large-cap value stocks during the first half of 2002?
A. While economic data pointed toward a moderate recovery, equity markets did not reflect this improvement, and instead struggled for most of the first half of 2002. Questions concerning corporate reporting and governance, along with fears of international tensions, caused investors to lose confidence in the equity markets, particularly during the second quarter.

   During this period, value-oriented stocks generally outperformed their growth-driven counterparts, as risk-wary investors sought out less volatile investment choices. Two value-oriented groups that performed well during the first half of the year both came from the financials sector--regional banks and insurance stocks.

   Oil and gas prices rose in the year's first quarter, boosting the performance of energy-related stocks. Prices for these commodities began to fall somewhat during the second quarter, which caused the stocks to give back some of their earlier gains.

Q. Given this context, how did the Fund perform?
A. The Fund returned -2.93% for Institutional Shares/1/ for the six-month period ended June 30, 2002. This represented significant outperformance relative to the broad-based S&P 500(R) Index/2/, which returned -13.16% for the same period.

Q. What factors contributed to the Fund's performance?
A. The Fund's outperformance relative to the S&P 500(R) Index can be attributed to overweight positions in the financial, industrial, and energy sectors. We have maintained these positions throughout the year to date, and they have been strong performers thus far. Superior security selection in each of these sectors has further bolstered performance, as the Fund's holdings in each of these sectors have significantly outperformed their respective index through the first half of the year.

Q. Which stocks performed well for the Fund?/3/
A. The Fund's best-performing holdings year to date came from a variety of sectors. They included energy-related companies GulfMark Offshore, Grant Prideco, EnCana Corp., and Weatherford International; insurers AFLAC and Allstate; rail carriers Canadian Pacific and Union Pacific; financial giant Wachovia; medical equipment manufacturer Zimmer Holdings; and aerospace company United Technologies.

Q. How did the portfolio's composition change over the past six months?
A. We liquidated a number of our positions in technology and telecommunications over the past six months. We had invested in many of these stocks as fallen angels--that is, once-popular stocks that had dropped out of favor but retained prospects for future improvement. Unfortunately, these holdings continued to underperform, leading us to sell them in an effort to avoid additional losses. In their place we added to our holdings in financials and industrial stocks.

Q. What is your strategic outlook going forward?
A. We expect the economy to expand at a moderate pace of approximately 3% during the second half of the year, an acceleration from the 1% pace set in the second quarter. It appears to us that inflation is likely to remain low. That, along with slow job growth and unemployment near 6%, implies that low interest rates should persist for the foreseeable future.

   Overall, economic trends remain favorable, pointing to a moderate but sustainable level of growth. This scenario should help to support improving corporate profitability in the quarters ahead, helping to drive stock-price appreciation.

                                                                 TRAILING   TRAILING    SINCE
                             CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002   MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP VALUE
FUND (INSTITUTIONAL SHARES)  -5.29%   -8.59%   -2.93%   -7.55%     N/A         N/A      -5.34%
------------------------------------------------------------------------------------------------
S&P 500(R) INDEX             -7.12%  -13.40%  -13.16%  -17.99%    -9.18%      3.66%    -15.13%
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

/1/ TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
/2/ The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
/3/  Portfolio holdings are subject to change.

BNY Hamilton Small Cap Growth Fund*

An Interview with John Lui, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for small-cap stocks during the first half of 2002?
A. The market for growth stocks was difficult in the first six months of 2002. Strong economic growth in the first quarter appeared to have been primarily attributable to inventory restocking, and a slower rate of growth took hold in the second quarter. This deceleration in GDP growth has investors worried about a double-dip recession and the negative ramifications for corporate profit growth.

   Over the course of the six months, investors grew increasingly skeptical of the stock market after a wave of revelations of questionable accounting practices and other lapses in corporate governance. Combined with questions about the strength and durability of the economic recovery, this crisis of investor confidence drove stock valuations down, particularly among growth stocks.

Q. Given this context, how did the Fund perform?
A. For the six months ended June 30, 2002, the Fund returned -9.66% for Institutional Class Shares and -9.51% for Investor Class Shares/1/, versus a -4.70% return for the Russell 2000 Index/2/ over the same period.

Q. What factors accounted for the Fund's performance in the first half of 2002?
A. As in other recent periods, the Fund's emphasis on growth-oriented stocks hurt its performance relative to the Russell 2000 Index, as that benchmark includes a substantial weighting in value-oriented stocks. Given the significant degree of uncertainty about both the economy and the state of the markets, equity investors generally favored more defensive stocks--a category that includes many value sectors.

Q. What is your strategic outlook for the remainder of the year? /3/
A. While the markets may be volatile, our investment discipline remains steady. Relative earnings strength is the driving factor in our bottom-up stock selection process. We continue to seek out companies that have the potential to deliver above-average growth--and experience the share-price appreciation that can accompany it--over a three- to five-year time horizon.

   At this point, we continue to see the best relative earnings growth in the consumer, health care, energy, and financial sectors. The economic recovery--which we believe will continue--should directly benefit consumer, energy, and financial stocks.

   We believe health care stocks' growth will be driven by favorable demographic trends that should spur greater demand for this sector's services. Among smaller health care companies, new products could be another factor driving growth--unlike larger companies in the sector, they don't face a significant issue with patent expirations.

   Technology stocks have been battered by investors' concerns about sluggish corporate spending, but we are now seeing some signs of hope for these companies. The economic recovery is still in its very early stages, and we believe that in time corporate technology budgets will rise in response to the improving business backdrop. We think that the share prices of many technology companies now reflect an excessive level of pessimism, making some stocks more attractive from both a fundamental and valuation standpoint.

   Going forward, we intend to stay true to our investment philosophy. We will continue to focus on relative earnings growth, with an eye toward the long term. We also will maintain our deliberate, bottom-up approach to stock-picking: selecting stocks carefully, giving them time to appreciate, and keeping turnover low and efficiency high.

                                                                  TRAILING   TRAILING    SINCE
                              CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002    MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH
FUND (INSTITUTIONAL SHARES)   -7.27%  -10.92%  -9.66%   -17.25%    9.32%      11.82%     15.26%
-------------------------------------------------------------------------------------------------
RUSSELL 2000                  -4.96%  - 8.35%  -4.70%   - 8.60%    1.67%       4.44%     10.96%
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return for the 5 year and 10 year periods would have been lower.
2 The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton Equity Income Fund


An Interview with Robert Knott, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for equity income funds during the first half of 2002?
A. For most of the first half of the year, the markets endured generally negative conditions and an erosion of investor confidence, although the first quarter was a little stronger. Small- and mid-cap value stocks generally held up best over the six months, while stocks across the growth spectrum performed poorly. Core-type portfolios showed losses, though to a lesser degree than pure growth investments.

   The markets' weakness was a function of an increasing capitulation by investors who had lost confidence in the integrity of corporate CEOs and accountants. It seemed that each time a new revelation about possible corporate misdeeds hit the tape, investors were quick to start selling. This crisis affected small investors in particular because so many of them had come into the market in the late 1990s, when stock valuations already reflected high expectation levels. The money gained in those times has now in many cases been lost, and these investors find that they simply don't feel comfortable with Wall Street. Complicating matters is the continued, subliminal fear of terrorism. Many individual investors may now feel safer putting their money into real estate, particularly given reasonable mortgage rates. Through this turmoil, consumer spending has generally remained strong, helping the economy to continue its recovery.

Q. Given this context, how did the Fund perform?
A. The Fund returned -9.16% for Institutional Class Shares and -9.21% for Investor Class Shares/1/ for the six months ended June 30, 2002. During this same period, the S&P 500(R) Index/2/ returned -13.16%.

Q. What factors accounted for the Fund's performance?
A. The Fund significantly underweighted technology and telecommunications stocks over the six months. This contributed positively to performance, as these two sectors were the weakest performers in the S&P 500(R) for the period, each falling in value by more than 30%. We started the year with low weightings in these areas, then actively trimmed them further over the six months. We ended the half with technology about 2.47% of assets, and telecommunications at 2.39%.

   The Fund's investment in real estate investment trusts, or REITs, remained substantial and contributed positively to performance over the period. This sector performed strongly as investors sought alternatives to the turbulent stock market. We sold some of our holdings in this area over the period, taking profits on their strong performance. We nonetheless ended the six months with a slightly higher weighting--15.22% of assets--than we had at the start of the year, as a result of their appreciation.

   The best-performing S&P 500(R) sectors where the Fund had exposure were consumer staples and energy, benefiting from resilient consumer spending and prospects for increasing demand, respectively. While materials was the strongest S&P 500(R) sector overall, the Fund did not hold any stocks in that sector.

Q. What stocks performed well for the Fund?/3/
A. Our top four performers were all REITs: General Growth Properties, Prologis, Duke Realty, and AMB Properties. Rounding out the top five was our top energy stock, Total Fina.

Q. How did the portfolio's composition change during the past six months?
A. Over the six months, we trimmed our holdings in consumer discretionary stocks, which had already performed very well, and added to our holdings in consumer staples. We also reduced our utilities holdings somewhat, particularly cutting those holdings engaged in energy trading, which became a very sensitive area in the wake of the Enron bankruptcy. We kept the Fund's convertibles position steady at about 20% of assets.

Q. What is your strategic outlook going forward?
A. In the current, volatile environment, we are seeking out safer opportunities, heightening our focus on yield. As part of this strategy, we've been adding to consumer staples stocks. After a strong run up, REITs appear to be fully priced, so we may cut back on this position to take profits. We won't take such a step hastily, however, as the market indicates that attractive alternatives are scarce. We will be on the lookout for attractive convertibles, and in general plan to emphasize securities offering attractive yield. After having been overlooked by the investing public for several years, dividends are now very much in demand by those seeking better returns.

   In the year so far, there has been a strong disconnect between the positive fundamentals of the economy and the negative sentiment expressed in the markets. We believe that in time the market is going to catch up with the strengthening economy. As long as the economy remains strong--as it seems to be--and corporate profits reflect that improvement, then we believe the markets will in turn begin to stabilize and recover.

                                                                    TRAILING   TRAILING    SINCE
                                CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002      MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON EQUITY INCOME FUND
(INSTITUTIONAL SHARES)          -6.33%  - 9.83%  - 9.16%  -14.14%    -4.49%     3.28%      8.97%4
---------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                -7.12%  -13.40%  -13.16%  -17.99%    -9.18%     3.66%      11.42%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

BNY Hamilton S&P 500 Index Fund*

An Interview with Kurt Zyla, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for large-cap stocks during the first half of 2002?
A. The first half of the year was a very difficult period for equities. Concerns about accounting irregularities and apparent failures in corporate governance, persistently weak earnings, and lingering fears of terrorism all combined to erode investor confidence, despite an improving economy. These factors weighed particularly heavily on growth-oriented stocks, which account for the bulk of the companies in the index. Materials were the best-performing sector within the S&P 500(R) Index, followed by consumer staples.

Q. Given this context, how did the Fund perform for the period?
A. The Fund closely tracked the risk and return characteristics of its benchmark, returning -13.37% for Institutional Class Shares/1/ for the six months ended June 30, 2002, compared with a -13.16% return for the S&P 500(R) Index2 over the same period.

Q. What changes were made to the portfolio's composition? 3
A. The Fund closely tracked the targeted benchmark by maintaining a straight replication approach to index management. Efficient trading of all index adjustments that occurred throughout the period is an essential part of our investment process. There were fourteen additions and deletions to the index over the period, nine of which were the result of mergers and acquisitions.

Q. What is your strategy going forward?
A. Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                                                                    TRAILING   TRAILING    SINCE
                                CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002      MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON S&P 500 INDEX FUND
(INSTITUTIONAL SHARES)          -7.15%  -13.56%  -13.37%  -18.47%     N/A         N/A     -15.55%
---------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                -7.12%  -13.40%  -13.16%  -17.99%    -9.18%      3.66%    -15.13%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


* The performance of the Fund is expected to be lower than that of the S&P 500(R) Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
/3/  Portfolio holdings subject to change.

BNY Hamilton International Equity Fund*

An Interview with Isabelle Le Guay, Senior International Equity Portfolio
Manager

Q. What factors influenced the investment environment for international stocks during the first half of 2002?
A. Substantial volatility was present in most international equity markets in the first half of 2002, and many of the stocks in the portfolio felt the impact. Investors found it difficult to maintain confidence, as concerns about the relative strength and sustainability of the economic recovery in the U.S. raised questions about the outlook for economic growth in Europe and Asia. In general, as investors sought stability, growth-oriented stocks struggled, and stocks with more defensive characteristics outperformed, but to a much smaller extent than in 2001.

   After a rebound in the fourth quarter of 2001, most European markets in the first half of 2002 posted double-digit declines in local currency terms, but registered more moderate losses in U.S. dollar terms due to the weakening of the dollar versus all major currencies. Profit taking, enduring tensions in the Middle East and Pakistan, and concerns regarding corporate accounting practices contributed to the decline.

   The Japanese equity market outperformed the rest of the developed markets during the first half of the year, buoyed by a cyclical uptrend, ample liquidity and currency appreciation. Deep cyclical sectors, such as raw materials and capital goods, led the rally on the strength of improving production and inventory cycles. Also helping to support the Japanese markets was an influx of assets from foreign investors who, as a result of concerns over market volatility in the U.S., reallocated assets to global markets, including Japan.

Q. Given this context, how did the Fund perform?
A. The BNY Hamilton International Equity Fund returned -5.13% for Institutional Class Shares and -5.29% for Investor Class Shares/1/ for the six-month period ended June 30, 2002. For the same period, the MSCI EAFE Index/2/ returned -1.38%.

Q. What accounted for the Fund's performance during this period?
A. The Fund's relative underperformance was largely attributable to our stock selection in Europe and Japan. That said, our stock selections noticeably improved during the second quarter, especially in Europe, making a positive contribution to the Fund's outperformance in the second quarter of the year. Our regional and country allocations had a very minimal negative effect on the Fund's return in the first half. They, too, were more successful in the second quarter.

Withrespect to our position in Japan, our underexposure to low-priced names during January and February was the largest cause of underperformance. As is often the case with a marked market turnaround, frequent sector rotations and occasional speculative movements made it challenging to keep up with the benchmark.

   On the other hand, our investments in the Pacific region outside Japan have outperformed the benchmark by a wide margin. Australian stocks, and to a lesser extent those from Singapore, have contributed positively to returns. Our gradual increase in holdings from the region also had a positive impact on performance.

Q. How did the Fund's composition change during the first half of the year?/3 /
A. We continued to increase our position in the Pacific region outside Japan throughout the first half of the year, giving the Fund even a greater overweight here relative to the benchmark level. In this region, we gradually added to our holdings in the basic materials sector as more signs of an economic recovery became apparent. In light of the improving prospects for major Japanese exporters, we decided to boost our Japanese exposure from a small underweight to a more neutral position, then to an overweighting.

   In Europe, which naturally has accounted for most of the Fund's assets, we maintained an underweighted position throughout the six months. Toward the end of the period, we decided to raise the Fund's cash level in response to increased volatility in the global equity markets. We accomplished this by reducing the Fund's European weighting further.

Q. What is your outlook for the months ahead?
A. We maintain our view that global economies are on the path to a mild global cyclical recovery. Current market turmoil, with the U.S. at its center, has more to do with issues regarding corporate accounting and earnings quality, rather than investment fundamentals. Major economic indicators continue to point to a cyclical upturn in the U.S., Europe, and Japan over the remainder of this year and into next.

   We plan to maintain our relative underweighting in Europe. We are confident that Japan should continue to outperform relative to other major markets through the remainder of the year, supported by large inflows from foreign investors and improved economic indicators. Therefore, we may further increase our current overweight position in Japan.

   In the second half of the year, we also plan to introduce very selective global emerging markets in the portfolio, with primary emphasis on emerging markets in Asia, such as South Korea. We intend to maintain or increase (in some regions) our exposure to economically sensitive stocks, in anticipation of further improvement in the prospects for global economic recovery.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY
FUND (INSTITUTIONAL SHARES)       -4.21%   -2.10%  -5.13%   -16.16%    -9.03%     -2.48%     -0.01%
-----------------------------------------------------------------------------------------------------
MSCI EAFE INDEX                   -3.94%   -1.93%  -1.38%   - 9.22%    -6.49%     -1.26%      1.14%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


*  International investing involves increased risk and volatility.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return for the 5 year and since inception periods would have been lower. The inception date for BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.
2 The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Intermediate Tax-Exempt Fund*


An Interview with Jeffrey Noss, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for municipal bonds during the first half of 2002?
A. A weak equity market and a somewhat flat economy created a positive backdrop for the municipal bond market in the first half of the year. Throughout the period (with the exception of March), investors viewed tax-exempt securities as a safe haven from volatile equity and corporate bond markets.

   Supply was strong to meet this rising demand. Municipalities took advantage of interest rates that were near 30-year lows by refunding their debt and reissuing it at lower rates. The result was total new issuance of $162 billion, the biggest first half ever for the municipal market. Despite the record volume, municipal yields were at their low point by the end of the six months.

Q. Given this context, how did the Fund perform?
A. The Fund offered competitive performance for the six months ended June 30, 2002, posting a total return of 4.63% for Institutional Class Shares and 4.50% for Investor Class Shares./1/ In comparison the Lehman Brothers Five-Year General Obligation Municipal Bond Index/2/ returned 4.73%.

Q. What strategies accounted for the Fund's performance during the first half of 2002?
A. Throughout the first half of the year, we implemented a two-pronged strategy. We purchased longer-dated, 15- to 20-year securities while at the same time selling intermediate-maturity issues and replacing them with cash or near-cash positions. This did not effectively change the Fund's duration, but it did produce positive returns by positioning the Fund in securities in the best-performing part of the yield curve. Also, in response to a weaker credit environment, we purchased insured and essential high-grade revenue bonds; these securities outperformed general-obligation bonds.

Q. Which of the Fund's holdings were the best performers?
A. The strongest-performing bonds in the portfolio were insured bonds and the longest-dated paper.

Q: How did the portfolio's composition change during the six months?
A. Reflecting our strategy, the most dramatic change in the Fund's composition was our more than doubling the Fund's holdings in the 15- to 25-year range. We also raised the Fund's holdings among AAA rated bonds by about seven percentage points, increasing that weighting to approximately 48% of assets.

Q: What is your strategic outlook for the remainder of 2002?
A. With interest rates at their low for the year and a steep yield curve not quickly flattening, we remain comfortable with the strategy we employed in the first half of the year. We will, however, be willing to take profits on some of our holdings in the intermediate part of the yield curve. We might take that action if intermediate issues' current levels hold and an alternative structure provides superior value to shareholders.

                                                                         TRAILING   TRAILING    SINCE
                                     CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002           MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE TAX-EXEMPT
FUND (INSTITUTIONAL SHARES)           0.99%   4.05%    4.63%    6.24%      6.17%      5.16%     5.07%
--------------------------------------------------------------------------------------------------------
LEHMAN BROS. 5 YEAR G.O. MUNI BOND
INDEX                                 1.09%   4.04%    4.73%    7.02%      6.43%      5.80%     5.85%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate New York Tax-Exempt Fund*

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for your Fund during the first half of 2002?
A. During the six months, the municipal bond market was affected by both technical factors relating to the supply of and demand for bond investments, and fundamental economic factors. New municipal bond issuance surged throughout the first half of the year. In addition to raising new money for capital projects, issuers took advantage of low interest rates as an opportunity to refund older, higher-interest debt. For the year to date, total issuance was nearly $162 billion, the largest first half on record.

   While total issuance for the market as a whole was up 20% from 2001 levels, New York issuers increased their new debt offerings by more than 100%. In normal market environments, such record-breaking supply would put upward pressure on yields, but this has not been the case over the past several months. This is because individual investors viewed the municipal bond market as a safe investment alternative as they became concerned with ongoing weakness in the equity markets, corporate scandals, and continued fears of terrorism and war in the Middle East.

Q. Given this context, how did the Fund perform?
A. The Fund's total return was 4.25% for the Institutional Class Shares and 4.12% for the Investor Class Shares/1/ for the six months ended June 30, 2002. These returns lagged those of the Lehman Brothers Five-Year General Obligation Index/2/, which ended the year with a return of 4.73%.

Q. What specific factors accounted for the Fund's performance?
A. During the first half of the year, we maintained positions with defensive characteristics. These included bonds with call features and sinking funds, as well as those selling at premiums. This strategy reflected our outlook for a moderate rate of economic growth in the economy, and the expectation that the yield curve would thus flatten.

   By the end of the first quarter the curve did flatten, only to resume its historically steep slope by the end of June. As a result, the defensive positions helped our relative performance during the first quarter as interest rates rose, but they limited our upside as rates declined during the second quarter. While falling short-term interest rates and the steepening yield curve had a positive impact on the Fund's performance, their impact was more pronounced on the Lehman Brothers Index.

Q. Which of the Fund's holdings were the best performers?
A. Bonds in the 10- to 15-year maturity range were the strongest performers over the first half of the year. We actively added to this sector of the portfolio throughout the period.

Q. How did the Portfolio's composition change during the year?
A. The merger in February of the HSBC New York Tax-Exempt Fund into this Fund significantly affected the portfolio's composition. While some of the bonds in the HSBC portfolio were longer than we normally use in this Fund, many of these holdings had the defensive characteristics we were favoring at that time.

   In addition, we increased our exposure to bonds with maturities longer than 10 years, while reducing our exposure to bonds in the five- to 10-year range. Our weighting in bonds with maturities of 10 years or longer increased to 43% of the portfolio, up from 27.5% at the beginning of the year. The Fund's average maturity was 8.5 years as of June 30, up from 6.6 years at the start of the period.

Q. What is your strategic outlook for the remainder of the year?
A. Given our outlook for moderate economic growth and benign inflation, we anticipate that the yield curve will flatten at some point in the future--in other words, we expect short-term rates to rise more than long rates. We plan to continue to emphasize bonds in the 10- to 15-year maturity range, and may accumulate some cash or equivalents in coming months.


                                                                  TRAILING   TRAILING    SINCE
                              CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002//  MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE
NEW YORK TAX-EXEMPT FUND
(INSTITUTIONAL SHARES)         0.69%   3.37%    4.25%    5.85%     5.90%      5.11%      4.85%/3/
-------------------------------------------------------------------------------------------------
LEHMAN BROS. 5 YEAR G.O. MUNI
BOND INDEX                     1.09%   4.04%    4.73%    7.02%     6.43%      5.80%      5.76%
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this fund may involve increased risk.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY Hamilton Intermediate Government Fund*

An Interview with William Baird, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for U.S. government bonds during the first half of 2002?
A. Yields on Treasury securities declined by approximately 25 basis points across most of the yield curve over the first half of the year, with the exception being at the long end of the curve. Despite seeing its yield rise slightly, the 30-year bond still produced a positive return for the period.

   Agency and mortgage-backed securities also performed well, with their yields declining in step with the Treasury market. Government, mortgage-backed, and asset-backed securities all benefited from a flight to quality that saw investors move away from corporate bonds. A possible slowdown in the economy, along with the erosion of investor confidence in corporate management and accounting practices, are among the factors that led investors to seek safer alternatives.

Q. Given this context, how did the Fund perform?
A. For the six-month period ended June 30, 2002, the Fund returned 4.16% for Institutional Class Shares and 4.13% for Investor Class Shares./1/ For the same period, the Lehman Brothers Intermediate Government Bond Index/2/ returned 3.59%.

Q. What strategies accounted for the Fund's performance?
A. The Fund outperformed over the first half of the year primarily because it was able to capture the positive returns of each of the three sectors of the bond market in which it invests--Treasurys, agency-backed issues, and government-insured mortgage-backed bonds. Mortgage securities, which had struggled late in 2001, were especially strong performers over the first six months of 2002.

Q. Which of the Fund's holdings were the best performers?
A. The Fund's strongest-performing securities were collateralized mortgage obligation bonds, backed by lower-coupon seasoned pass-through securities. These bonds benefited from the generally strong market for mortgage securities. They performed particularly well within that sector, however, partly because they offered excellent protection from rising prepayment rates.

Q. What changes were made to the Fund's composition?
A. Over the six months, we reduced our weighting in mortgage securities. We did this primarily by reinvesting prepayments of principal (the result of individuals' refinancing their mortgages) in Treasurys. This allowed us to keep the Fund's duration relatively steady, and to benefit from appreciation in that sector of the market.

Q. What is your outlook for the remainder of the year?
A. Because interest rates in the bond market are currently at historically low levels, we believe it is unlikely that the Fund will be able to replicate its excellent returns from the first half of the year in the second. We anticipate moderate economic growth in the future, though at this point Treasury yields appear to reflect a weaker outlook for economic fundamentals and a lower growth rate over the remainder of 2002.

   Should our more positive forecast materialize, bond prices could come under pressure. Given this possibility, we are seeking to protect the principal value of the portfolio by reducing its sensitivity to changes in interest rates (duration), and are beginning to rebuild positions in higher-yielding premium mortgages. In addition, we plan to continue to add to our existing positions in collateralized mortgage obligations when they are available at attractive levels.

                                                                         TRAILING   TRAILING    SINCE
                                     CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002           MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE GOVERNMENT
FUND (INSTITUTIONAL SHARES)           1.11%   4.33%    4.16%    8.41%     7.46%      6.81%      5.79%/3/
--------------------------------------------------------------------------------------------------------
LEHMAN BROS. INTERMEDIATE
GOVERNMENT INDEX                      1.25%   3.87%    3.59%    8.60%     7.80%      7.23%      6.53%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.


* U.S. Government Guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY Hamilton Intermediate Investment Grade Fund

An Interview with Terence McCormick, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for investment-grade bonds during the first half of 2002?
A. Although the Federal Reserve maintained the federal funds rate at 1.75% during the first half of the year, it did shift its bias to neutral in the first quarter. Intermediate and longer-term interest rates rose during the first quarter, as the market anticipated tighter monetary policy during 2002. In the second quarter, however, interest rates fell dramatically, with the two-year Treasury rallying 88 basis points while the 30-year bond rallied 35 basis points. This move in rates caused the yield curve to reach its steepest level of the year. Investors' confidence in the financial markets eroded over the period due to questions surrounding accounting practices and corporate governance. As risk tolerance fell, investors moved from equities into fixed-income assets.

   Corporate spreads traded in a two-tier market during the first six months. The spread, or difference, between the yields paid by Treasurys and those paid by bonds in such stable, defensive sectors as retailers, defense, and railroads tightened. The telecom sector, however, as well as any individual issuers who were perceived to have accounting issues, saw their yield spreads widen in dramatic fashion. We anticipate that yield spreads overall will tighten over the remainder of the year, as the economy continues to improve and corporate profits grow.

Q. Given this context, how did the Fund perform?
A. The Fund provided a total return of 2.32% for Institutional Class Shares and 2.30% for Investor Class Shares/1/ for the six months ended June 30, 2002. In comparison, the Lehman Brothers Intermediate Government/Credit Index/2 /returned 3.32% for the same period.

Q. What factors accounted for the Fund's performance?
A. Mortgage- and asset-backed bonds were strong performers, particularly in comparison with corporate bonds. As the Fund has significant exposure to these sectors, this trend had a positive impact on performance. We continue to favor these sectors as leverage concerns weighed on the corporate bond market.

   Our small position in high-yield debt hurt performance, particularly in the first quarter of the year. We reduced this allocation during the second quarter. In addition, we had exposure to bonds issued by WorldCom, which suffered first from difficulties in the telecom sector, then from revelations of that firm's accounting irregularities.

   Our increased allocation to Treasurys aided performance late in the period, as these bonds strongly outperformed corporate issues.

Q. Which of the Fund's holdings were the best performers?
A. The Fund's mortgage- and asset-backed bonds were among its top performers, with Treasurys also contributing very positively.

Q. What changes, if any, did you make to the Fund's composition over the period?
A. During the second quarter, we sold a large portion of the Fund's holdings in the high-yield sector. We invested the proceeds primarily in Treasurys, overweighting longer-maturity issues. We also increased the Fund's weighting in mortgage-backed bonds, as we sought to increase yield while maintaining a high level of overall credit quality.

Q. What is your outlook for the remainder of 2002?
A. As economic data continues to show greater strength for 2002, we anticipate that the Federal Reserve may initiate its tightening cycle and begin to raise interest rates later this year. This should cause the yield curve to flatten from its currently steep profile, benefiting our holdings in longer-maturity Treasurys. We believe that these hikes will be aimed at removing excess liquidity resulting from post-September 11 rate cuts, rather than an attempt to slow the rate of economic expansion.

   We plan to continue to add to the Fund's position in mortgage-backed securities, and to increase our holdings in U.S. agency debt. We believe both of these sectors should do well in a lower volatility environment.


                                                                          TRAILING   TRAILING    SINCE
                                      CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002            MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE INVESTMENT
GRADE FUND (INSTITUTIONAL SHARES)      0.44%   2.90%    2.32%    6.86%     6.40%      6.33%      6.18%
---------------------------------------------------------------------------------------------------------
LEHMAN BROS. INTERMEDIATE GOVERNMENT/
CORPORATE INDEX                        0.86%   3.55%    3.32%    8.17%     7.77%      7.19%      6.84%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton U.S. Bond Market Index Fund*

An Interview with William Baird, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for U.S. bonds during the first half of 2002?
A. During the first six months of the year, yields declined by approximately 25 basis points across most of the Treasury curve. The exception was at the long end of the curve; the 30-year bond saw its yield rise slightly, though it still managed to produce a positive total return.

   Agency and mortgage-backed securities also performed well, tracking the declining yields posted by Treasurys. Only the corporate bond market underperformed, as it felt the pressure from a slowing economy and the erosion of confidence in corporate accounting and governance. As investors staged a flight to quality away from corporate bonds, the performance of government, mortgage-backed, and asset-backed securities benefited.

Q. Given this context, how did the Fund perform?
A. The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund returned 3.29% for Institutional Class Shares/1/ for the six months ended June 30, 2002. For the same period, the Lehman Brothers Aggregate Bond Index/2/ returned 3.80%.

Q. What accounted for the Fund's performance?
A. Intermediate-maturity Treasury and agency securities posted the strongest performance among bond sectors over the six months. They were followed closely by lower-coupon mortgage pass-throughs and commercial mortgage securities. The weakest performers were primarily in the corporate sector, particularly bonds issued by telecommunication, cable, and media-related companies.

Q. What changes were made to the Fund's composition?
A. The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index, and therefore its composition is managed to reflect that of the Index. During the first half of the year, Treasury securities' weighting in the Index declined; the Fund's composition shifted accordingly.

Q. What is your outlook for the remainder of the year?
A. Given the historically low interest rates currently available in the fixed-income marketplace, we believe it is unlikely the bond market--or this Fund--will be able to match the excellent first-half returns over the remainder of the year. At this point in time, we believe Treasury yields reflect investors' expectations for weaker economic fundamentals and only very modest growth over the next couple of quarters. We have a slightly more positive view of the economy, however, and should our forecast of moderate growth materialize, bond yields could feel some upward pressure.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON U.S. BOND MARKET
INDEX FUND (INSTITUTIONAL SHARES)  0.72%   3.44%    3.29%    8.08%       N/A        N/A       9.60%
-----------------------------------------------------------------------------------------------------
LEHMAN BROS. AGGREGATE BOND INDEX  0.87%   3.70%    3.80%    8.63%      8.10%      7.57%     10.15%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

* The performance of the Fund is expected to be lower than that of the Lehman Brothers Aggregate Bond Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator have agreed to waive a portion of their fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Enhanced Income Fund


An Interview with Thomas Bosh, Vice President and Portfolio Manager

Q. What factors influenced the short-term bond market during the first half of 2002?
A. Since the Fund's inception on May 1, 2002, the slope of the yield curve has been steep for bonds with maturities between 13 months and two years--the range in which we invest this Fund. In other words, yields rose significantly as maturities lengthened; about 10 basis points of yield were added for each additional month of maturity within this range.

   We have sought out securities that, at the time of purchase, were priced to offer a yield advantage over the LIBOR (London Interbank Offered Rate) benchmark level (LIBOR is used as a base index for setting rates of some adjustable rate financial instruments). These tended to be asset-backed securities, which now account for 15% of Fund assets. We have also concentrated on purchasing fixed-rate securities, rather than floating-rate bonds whose yields fluctuate with changes in market rates. Given the currently volatile interest-rate environment, we believe floating-rate investments are likely to underperform.

Q. Given this context, how did the Fund perform?
A. As of June 30, 2002, the Fund had a 30-day effective yield of 2.82%, and a daily yield of 3.10% for Institutional Shares, and a 30-day yield of 2.56% and daily yield of 2.90% for Investor Shares./1/ For the same period, the 3-month LIBOR provided a 30-day effective yield of 1.88%, and a daily yield of 1.86%./2/

Q. What accounted for the Fund's performance?
A. Although this is not a money market fund, we do seek to generate returns in excess of traditional money market investments, while also emphasizing preservation of capital and liquidity. By keeping the Fund's duration (sensitivity to interest-rate hikes) longer than that of a typical money market fund, we were able to produce higher yields.

Q. Which of the Fund's holdings were the strongest performers?
A. The Fund's holdings in asset-backed securities made the most significant positive contribution to the Fund's overall return.

Q. What is your strategic outlook going forward? /3/
A. We intend to keep the Fund's duration target near 0.75 years for the foreseeable future. We believe that the market will experience a long period where rates will not move up materially, but at the same time we anticipate considerable interest-rate volatility in the near future. Keeping the Fund's duration at this level should allow us to take advantage of the steep yield curve that exists just outside of the shortest-term, money market area of the curve, while helping us to minimize any fluctuation in the Fund's net asset value (NAV).

                                                                       TRAILING   TRAILING    TOTAL
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS     SINCE
Periods Ended June 30, 2002         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED INCEPTION
BNY HAMILTON ENHANCED INCOME FUND
(INSTITUTIONAL SHARES)              0.23%   N/A      N/A      N/A         N/A        N/A      0.45%
-----------------------------------------------------------------------------------------------------
U.S. DOLLAR 3-MONTH LIBOR CONSTANT
MATURITY                            0.17%   0.53%    0.97%    2.90%      5.12%      5.37%     0.34%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

1 BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and when redeemed, may be worth more or less than the original investment.
/2/ The 3-month Libor (London InterBank Offered Rate) index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month instrument. The index therefore will always have a constant maturity equal to exactly 3 months. An investor cannot invest directly in an index.
/3/ Portfolio composition, average maturity schedule, average duration and largest holdings subject to change.

BNY Hamilton Money Fund*

An Interview with Richard Klingman, Vice President and Portfolio Manager

Q. What factors influenced the money markets in the first half of 2002?
A. In December 2001, the Federal Reserve lowered the target federal funds rates to 1.75%, where it has remained since. Despite the Fed's efforts, the first six months of 2002 were characterized by a slow start to the economic recovery that lost some momentum in the second quarter. Money-market rates reflected this bumpy ride, with one-year CD rates peaking at 2.90% in March, only to fall to 2.15% by June 30, 2002.

Q. Given this context, how did the BNY Hamilton Money Fund perform?
A. Hamilton Shares of the Fund posted a total return of 0.88%, Premier Shares returned 0.75%, and Classic Shares returned 0.63%/1/ for the six months ended June 30, 2002. The seven-day current and the 30-day effective yields for the six-month period ended June 30, 2002 were 1.75% and 1.73%, respectively, for the Hamilton Shares; 1.50% and 1.48% for the Premier Shares; and 1.25% and 1.23% for the Classic Shares/2/.

   As of June 30, 2002, the Fund had a total asset size of more than $6.5 billion, slightly less than at the beginning of the year.

Q. What accounted for the Fund's performance?
A. The Fund seeks to achieve a competitive yield with an emphasis on safety and liquidity. For this reason, we invest in a variety of instrument types in various sectors over the short-term yield curve, while at the same time providing a significant overnight base of liquidity and a steady stream of maturities.

   We are extremely focused on the quality of our investments. The Fund has earned both an AAAm rating from Standard & Poor's Corporation, and an Aaa rating from Moody's Investor Services. These ratings indicate that the Fund's safety is excellent, and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. How was the Fund weighted?
A. The Fund remained broadly diversified, with exposure to various fixed- and variable-rate money market securities. These included commercial paper (30%), bank time deposits and Certificates of Deposit (29%), repurchase agreements (21%), U.S. government and agency securities (17%), and corporate debt (3%). As of June 30, 2002, the Fund's weighted average maturity (WAM) was 50 days.

Q. What is your strategic outlook going forward?
A. The next six months of the year appear likely to offer uncertainty and muted expectations. Economic statistics continue to show signs of growth, but continuing questions about the reporting of corporate earnings and the related downturn in the equity markets have cast a shadow on hopes for a quick recovery. We would thus expect rates at the short end of the yield curve to remain relatively low until evidence of a sustained economic recovery becomes substantial enough to cause the Federal Reserve to increase rates.



* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2  Yields will fluctuate with changes in market conditions.

BNY Hamilton Treasury Money Fund*

An Interview with Richard Klingman, Vice President and Portfolio Manager

Q. What factors influenced Treasury securities during the first half of 2002?
A. The federal funds rate started the year at 1.75% and, following a string of positive economic news in the first quarter, it appeared that the Federal Reserve was poised to begin a series of rate increases. The yield on the six-month Treasury bill, which had already benefited from an increase in issuance due to government financing needs, rose to a high of 2.12% in late March in anticipation of such hikes.

   As signs of economic growth flattened, however, more signs suggested that the Federal Reserve would leave rates unchanged. This caused the six-month Treasury yield to decline again. By June 30, its yield had reached 1.75%, right in line with the federal funds target.

Q. Given this context, how did the Fund perform?
A. Hamilton Shares of the Fund posted a total return of 0.81%, Premier Shares returned 0.69%, and Classic Shares returned 0.56% for the six-month period ended June 30, 2002./1/ The seven-day current and the 30-day effective yields for the six-month period ended June 30, 2002 were 1.63% and 1.58%, respectively, for the Hamilton Shares, 1.38% and 1.33% for the Premier Shares, and 1.13% and 1.08% for the Classic Shares/2/. During this period, the Fund's assets grew by $170 million, to more than $1.7 billion.

Q. What are your goals in managing the Fund?
A. The BNY Hamilton Treasury Money Fund is designed to provide the potential for high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund invests solely in securities issued by the U.S. Treasury or collateralized by U.S. Treasury obligations.

   Our emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent, and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. How was the Fund weighted?
A. The Fund remained weighted toward liquidity, with overnight U.S. Treasury-backed repurchase agreements representing 54% of Fund assets, U.S. Treasury Bills accounting for 35% of assets, and U.S. Treasury Notes taking the remaining 11%. We lengthened the Fund's weighted average maturity (WAM) over the six months to reflect the change in the market environment. The Fund's WAM started the year at 39 days, but had moved to 48 days by June 30, 2002.

Q. What is your outlook for the remainder of 2002?
A. We believe the environment for the second half of 2002 will be one of uncertainty, as many factors affecting the corporate world and the markets have yet to be resolved. Given changing conditions, we intend to maintain our focus on seeking to provide liquidity, security, and relative yield for our investors.


* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
/1/ Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
/2/  Yields will fluctuate with changes in market conditions.

BNY Hamilton New York Tax-Exempt Money Fund*

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for short-term New York municipals during the first half of 2002?
A. The Federal Reserve left interest rates unchanged at 1.75% for the entire first half of the year. This was primarily because expectations for economic growth in the second quarter were significantly lower than first-quarter levels. Early in the year, the market began to anticipate that the Federal Reserve would raise rates some time in the second half of the year. As the pace of the economic recovery slowed and the stock market weakened further, expectations for a Fed tightening diminished.

   During this period investor demand for tax-exempt money market funds remained robust. Individual investors in particular have preferred the safety of money market securities over highly volatile equity investments.

Q. Given this context, how did the Fund perform?
A. For the period from the Fund's inception through June 30, 2002, Hamilton Shares of the Fund (3/28/02 inception date) posted a total return of 0.35%, Premier Shares (2/25/02 inception date) returned 0.37%, and Classic Shares (4/1/02 inception date) returned 0.21%./1/ The Fund's seven-day current and 30-day effective yields as of June 30 were 1.34% and 1.29%, respectively, for the Hamilton Shares, 1.09% and 1.04% for the Premier Shares, and 0.84% and 0.79% for the Classic Shares/2/.

Q. What strategies accounted for the Fund's performance during this period?
A. As the Fund grew from $25 million in assets to $66 million from April through June, our greatest challenge was to keep the average maturity from becoming too short. In general the Fund maintained its focus on high-quality assets and, over the period, our average maturity ranged from a high of 55 days to a low of 30 days. As of June 30, that figure stood at 38 days.

   The Fund was generally able to outperform its benchmark primarily because of the barbell strategy we applied over the period. To benefit from the steep yield curve that took shape in early April, we purchased nine-month and one-year pre-refunded bonds to lock in attractive returns.

Q. Which of the Fund's holdings were the best performers?
A. The Fund's best-performing holdings included notes issued by the New York State Thruway (one-year maturity) and the New York City Transitional Finance Authority (11 month maturity), as well as New York State General Obligation notes (eight month maturity). These issues offered attractive yields while meeting our high credit-quality criteria.

Q. What is your outlook for the remainder of 2002?
A. We believe that non-money-market sectors of the fixed-income market will likely experience a high degree of volatility in coming months. We therefore have a positive outlook for the money-market sector, as we anticipate rates at this end of the yield curve will remain relatively unchanged. Because the economic recovery has significant implications for short-term interest rates, we will continue to closely monitor its progress. We believe the economic turnaround may start to gain steam in the fourth quarter of this year.


* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2  Yields will fluctuate with changes in market conditions.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks--94.1%
          Advertising and Marketing Services--1.1%
  84,000  Omnicom Group, Inc......... $  3,847,200
                                      ------------
          Banking and Finance--4.8%
 281,500  Washington Mutual, Inc.....   10,446,465
 128,932  Wells Fargo & Co...........    6,454,336
                                      ------------
                                        16,900,801
                                      ------------
          Beverages, Food and Tobacco--1.9%
 114,467  The Coca-Cola Co...........    6,410,152
   3,518  The J. M. Smucker Co.*.....      120,069
                                      ------------
                                         6,530,221
                                      ------------
          Biosciences--1.2%
 105,504  Amgen, Inc.*...............    4,418,508
                                      ------------
          Building and Building Products--2.1%
 197,000  The Home Depot, Inc........    7,235,810
                                      ------------
          Chemicals--2.5%
 200,146  duPont (E.I.) de Nemours &
          Co.........................    8,886,483
                                      ------------
          Communications, Media and
          Entertainment--3.1%
 360,337  AOL Time Warner, Inc.*.....    5,300,557
 242,600  Comcast Corp.*.............    5,783,584
                                      ------------
                                        11,084,141
                                      ------------
          Computers--Micro--2.8%
 183,320  Hewlett-Packard Co.........    2,801,130
  97,500  International Business
          Machines Corp. (IBM).......    7,020,000
                                      ------------
                                         9,821,130
                                      ------------
          Computers--Software and
          Peripherals--4.9%
 454,120  Cisco Systems, Inc.*.......    6,334,974
 197,296  Microsoft Corp.*...........   10,792,091
                                      ------------
                                        17,127,065
                                      ------------

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks (Continued)
          Conglomerates--3.0%
 359,938  General Electric Co........ $ 10,456,199
                                      ------------
          Containers and Packaging--1.7%
 148,000  Sealed Air Corp.*..........    5,959,960
                                      ------------
          Data Processing Systems--2.1%
 171,700  Automatic Data Processing,
          Inc........................    7,477,535
                                      ------------
          Electronic Equipment and
          Components--4.3%
 123,959  Agilent Technologies, Inc.*    2,931,630
 311,000  Applied Materials, Inc.*...    5,915,220
 340,104  Intel Corp.................    6,213,700
                                      ------------
                                        15,060,550
                                      ------------
          Financial Services--9.0%
 287,441  Citigroup, Inc.............   11,138,339
 116,725  Fannie Mae.................    8,608,469
  37,000  Marsh & McLennan Cos.,
          Inc........................    3,574,200
 194,200  Morgan Stanley.............    8,366,136
                                      ------------
                                        31,687,144
                                      ------------
          Health Care Products and
          Services--5.4%
 216,390  Johnson & Johnson..........   11,308,541
 176,600  Medtronic, Inc.............    7,567,310
                                      ------------
                                        18,875,851
                                      ------------
          Household and Personal Care
          Products--6.3%
 190,000  Colgate-Palmolive Co.......    9,509,500
 140,438  The Procter & Gamble Co....   12,541,113
                                      ------------
                                        22,050,613
                                      ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Insurance--3.4%
 174,669  American International
          Group, Inc................ $11,917,666
                                     -----------
          Oil and Gas--10.2%
  80,000  Anadarko Petroleum Corp...   3,944,000
 220,000  BP PLC ADR................  11,107,800
 300,450  Exxon Mobil Corp..........  12,294,414
  83,000  Noble Corp.*..............   3,203,800
 112,390  Schlumberger Ltd..........   5,226,135
                                     -----------
                                      35,776,149
                                     -----------
          Pharmaceuticals--8.6%
 148,000  Baxter International, Inc.   6,578,600
 122,000  Bristol-Myers Squibb Co...   3,135,400
  91,800  Genentech, Inc.*..........   3,075,300
 131,538  Merck & Co., Inc..........   6,661,084
 302,948  Pfizer, Inc...............  10,603,180
                                     -----------
                                      30,053,564
                                     -----------
          Real Estate Investment Trusts--2.8%
 174,000  Duke Realty Corp..........   5,037,300
 140,000  Liberty Property Trust....   4,900,000
                                     -----------
                                       9,937,300
                                     -----------
          Resorts and Entertainment--1.9%
 360,000  The Walt Disney Co........   6,804,000
                                     -----------
          Retail--Discount Stores--2.6%
 235,000  Costco Wholesale Corp.*...   9,075,700
                                     -----------
          Retail--Food Stores--1.2%
 206,000  The Kroger Co.............   4,099,400
                                     -----------
          Telecommunications--1.4%
 294,000  Corning, Inc.*............   1,043,700
  92,500  Verizon Communications,
          Inc.......................   3,713,875
                                     -----------
                                       4,757,575
                                     -----------

Number of
 Shares                                    Value
----------                              ------------
           Common Stocks (Continued)
           Transportation--2.5%
   142,400 United Parcel Service, Inc.,
           Class B..................... $  8,793,200
                                        ------------
           Utilities--Gas and Electric--3.3%
   246,800 Duke Energy Corp............    7,675,480
    76,000 TXU Corp....................    3,917,800
                                        ------------
                                          11,593,280
                                        ------------
           Total Common Stocks
           (Cost $268,814,486).........  330,227,045
                                        ------------
           Money Market Funds--5.5%
 4,416,245 ACM Institutional Reserves
           (Government Portfolio),
           1.72% (a)...................    4,416,245
14,990,702 ACM Institutional Reserves
           (Prime Portfolio), 1.74% (a)   14,990,702
                                        ------------
           Total Money Market Funds
           (Cost $19,406,947)..........   19,406,947
                                        ------------
           Total Investments
           (Cost $288,221,433) (b)--
           99.6%.......................  349,633,992
           Other assets less
           liabilities--0.4%...........    1,481,817
                                        ------------
           Net Assets--100.0%.......... $351,115,809
                                        ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2002.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2002, net unrealized appreciation was $61,412,559 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $95,336,094 and aggregate gross unrealized depreciation of $33,923,535.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $288,221,433)..................... $349,633,992
             Receivables:
              Investments sold........................   13,359,467
              Dividends...............................      347,330
              Capital stock sold......................       90,599
              Interest................................       24,246
             Other assets.............................       22,468
                                                       ------------
                Total Assets..........................  363,478,102
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................   11,365,783
              Capital stock repurchased...............      665,750
              Services provided by The Bank of
               New York and Administrator.............      276,640
             Accrued expenses and other liabilities...       54,120
                                                       ------------
                Total Liabilities.....................   12,362,293
                                                       ------------
           Net Assets:................................ $351,115,809
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     40,837
             Capital surplus..........................  306,239,111
             Undistributed net investment income......       50,427
             Accumulated net realized loss on
              investments.............................  (16,627,125)
             Net unrealized appreciation on
              investments.............................   61,412,559
                                                       ------------
           Net Assets................................. $351,115,809
                                                       ------------
           Institutional Shares:
             Net assets............................... $334,805,548
                                                       ------------
             Shares outstanding.......................   38,924,393
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       8.60
                                                       ------------
           Investor Shares:
             Net assets............................... $ 16,310,261
                                                       ------------
             Shares outstanding.......................    1,912,543
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       8.53
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $27,510)................................ $  2,685,737
            Interest....................................      180,255
                                                         ------------
             Total Income...............................    2,865,992
                                                         ------------
          Expenses:
            Advisory....................................    1,210,833
            Administration..............................      403,611
            Transfer agent..............................       64,993
            Accounting services.........................       29,795
            Custodian...................................       24,753
            12b-1 fee--Investor Shares..................       22,167
            Registration and filings....................       13,992
            Audit.......................................       11,676
            Reports to shareholders.....................        7,617
            Directors...................................        7,460
            Cash management.............................        6,415
            Amortization of organization cost...........        4,404
            Legal.......................................        4,383
            Insurance...................................        3,158
            Other.......................................          157
                                                         ------------
             Total Expenses.............................    1,815,414
            Earnings credit adjustment (Note 3).........         (145)
                                                         ------------
             Net Expenses...............................    1,815,269
                                                         ------------
             Net Investment Income......................    1,050,723
                                                         ------------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized gain on:
             Investments................................    5,083,744
             Written call options.......................       88,797
                                                         ------------
            Net realized gain on investments and
             written call options.......................    5,172,541
                                                         ------------
            Decrease in unrealized appreciation on
             investments during the period..............  (71,922,776)
                                                         ------------
            Net realized and unrealized loss on
             investments and written call options.......  (66,750,235)
                                                         ------------
            Net decrease in net assets resulting from
             operations................................. $(65,699,512)
                                                         ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statements of Changes in Net Assets


                                                                                   Six Months Ended
                                                                                    June 30, 2002      Year Ended
                                                                                     (Unaudited)    December 31, 2001
                                                                                   ---------------- -----------------
Operations:
  Net investment income...........................................................   $  1,050,723     $   2,233,986
  Net realized gain (loss) on investments.........................................      5,172,541       (21,910,822)
  Decrease in unrealized appreciation on investments during the period............    (71,922,776)     (121,905,011)
                                                                                     ------------     -------------
   Net decrease in net assets resulting from operations...........................    (65,699,512)     (141,581,847)
                                                                                     ------------     -------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares......................       (967,377)       (2,218,363)
                         Investor Shares..........................................        (32,919)          (51,816)
  Distributions from capital gains: Institutional Shares..........................             --        (9,641,276)
                     Investor Shares..............................................             --          (390,910)
                                                                                     ------------     -------------
                                                                                       (1,000,296)      (12,302,365)
                                                                                     ------------     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares..........................     36,976,351        53,490,610
                      Investor Shares.............................................      2,918,399         4,797,146
  Proceeds from shares issued on reinvestment of dividends and distributions:
   Institutional Shares...........................................................        238,384         9,869,807
   Investor Shares................................................................         32,782           439,035
  Value of capital stock repurchased: Institutional Shares........................    (42,618,380)      (62,047,090)
                      Investor Shares.............................................     (1,232,957)       (5,889,796)
                                                                                     ------------     -------------
  Net increase (decrease) in net assets resulting from capital stock transactions.     (3,685,421)          659,712
                                                                                     ------------     -------------
   Decrease in Net Assets.........................................................    (70,385,229)     (153,224,500)
Net Assets:
  Beginning of year...............................................................    421,501,038       574,725,538
                                                                                     ------------     -------------
  End of period (includes undistributed net investment income of $50,427 at
   June 30, 2002).................................................................   $351,115,809     $ 421,501,038
                                                                                     ------------     -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares...............................................      3,798,483         4,585,348
         Investor Shares..........................................................        301,139           427,476
  Shares issued on reinvestment of dividends and distributions:
   Institutional Shares...........................................................         24,498           905,004
   Investor Shares................................................................          3,413            40,404
  Shares repurchased: Institutional Shares........................................     (4,456,671)       (5,538,178)
             Investor Shares......................................................       (127,088)         (527,976)
                                                                                     ------------     -------------
   Net decrease...................................................................       (456,226)         (107,922)
  Shares outstanding, beginning of year...........................................     41,293,162        41,401,084
                                                                                     ------------     -------------
  Shares outstanding, end of period...............................................     40,836,936        41,293,162
                                                                                     ------------     -------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Financial Highlights


                                                                    Institutional Shares
                                        ------------------------------------------------------------------------
                                                                                                    For The Period
                                        Six Months Ended          Year Ended December 31,           April 1, 1997*
                                         June 30, 2002   ----------------------------------------       Through
                                          (Unaudited)       2001       2000      1999      1998    December 31, 1997
                                        ---------------- --------   --------   --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.     $  10.21     $  13.89   $  16.15   $  12.71  $  10.94      $  10.00
                                            --------     --------   --------   --------  --------      --------
Gain (loss) from investment operations
Net investment income..................         0.02         0.05       0.03       0.05      0.11          0.08
Net realized and unrealized gain (loss)
 on investments........................        (1.61)       (3.43)     (0.37)      4.59      2.46          2.83
                                            --------     --------   --------   --------  --------      --------
  Total from investment operations.....        (1.59)       (3.38)     (0.34)      4.64      2.57          2.91
                                            --------     --------   --------   --------  --------      --------
Dividends and distributions
Dividends from net investment
 income................................        (0.02)       (0.06)     (0.03)     (0.05)    (0.11)        (0.08)
Distributions from capital gains.......           --        (0.24)     (1.89)     (1.15)    (0.69)        (1.89)
                                            --------     --------   --------   --------  --------      --------
  Total dividends and distributions....        (0.02)       (0.30)     (1.92)     (1.20)    (0.80)        (1.97)
                                            --------     --------   --------   --------  --------      --------
Net asset value at end of period.......     $   8.60     $  10.21   $  13.89   $  16.15  $  12.71      $  10.94
                                            --------     --------   --------   --------  --------      --------
TOTAL RETURN:..........................       (15.56)%**   (24.49)%    (1.99)%    37.13%    23.49%        29.11%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period (000's
 omitted)..............................     $334,806     $403,925   $549,982   $589,285  $443,997      $373,326
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................         0.89%***     0.88%      0.86%      0.85%     0.82%         0.82%***
  Expenses, prior to waiver from The
   Bank of New York....................         0.89%***     0.88%      0.86%      0.86%     0.91%         0.88%***
  Net investment income, net of
   waiver from the Bank of New
   York................................         0.53%***     0.49%      0.18%      0.36%     0.73%         0.89%***
Portfolio turnover rate................           12%          14%        16%        18%       26%           37%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                                                    Investor Shares
                                        --------------------------------------------------------------------
                                                                                                For The Period
                                        Six Months Ended        Year Ended December 31,          May 1, 1997*
                                         June 30, 2002   ------------------------------------       Through
                                          (Unaudited)      2001      2000      1999     1998   December 31, 1997
                                        ---------------- -------   -------   -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.     $ 10.13      $ 13.78   $ 16.05   $ 12.65  $ 10.92       $10.70
                                            -------      -------   -------   -------  -------       ------
Gain (loss) from investment operations
Net investment income (loss)...........        0.01         0.03     (0.01)     0.01     0.11         0.06
Net realized and unrealized gain (loss)
 on investments........................       (1.59)       (3.41)    (0.35)     4.57     2.42         2.12
                                            -------      -------   -------   -------  -------       ------
  Total from investment operations.....       (1.58)       (3.38)    (0.36)     4.58     2.53         2.18
                                            -------      -------   -------   -------  -------       ------
Dividends and distributions
Dividends from net investment
 income................................       (0.02)       (0.03)    (0.02)    (0.03)   (0.11)       (0.07)
Distributions from capital gains.......          --        (0.24)    (1.89)    (1.15)   (0.69)       (1.89)
                                            -------      -------   -------   -------  -------       ------
  Total dividends and distributions....       (0.02)       (0.27)    (1.91)    (1.18)   (0.80)       (1.96)
                                            -------      -------   -------   -------  -------       ------
Net asset value at end of period.......     $  8.53      $ 10.13   $ 13.78   $ 16.05  $ 12.65       $10.92
                                            -------      -------   -------   -------  -------       ------
TOTAL RETURN:..........................      (15.64)%**   (24.63)%   (2.14)%   36.83%   23.26%       20.37%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period (000's
 omitted)..............................     $16,310      $17,576   $24,744   $18,642  $11,047       $6,464
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................        1.14%***     1.13%     1.11%     1.11%    1.07%        1.07%***
  Expenses, prior to waiver from The
   Bank of New York....................        1.14%***     1.13%     1.11%     1.14%    1.21%        1.16%***
  Net investment income (loss), net of
   waiver from the Bank of New
   York................................        0.28%***     0.24%    (0.07)%    0.10%    0.50%        0.54%***
Portfolio turnover rate................          12%          14%       16%       18%      26%          37%

* Commencement of investment operations.
**Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks--93.0%
          Aerospace and Defense--2.0%
 10,000   United Technologies
          Corp........................ $   679,000
                                       -----------
          Banking and Finance--8.8%
 11,000   Bank of America Corp........     773,960
 26,000   FleetBoston Financial
          Corp........................     841,100
 20,000   J.P. Morgan Chase & Co......     678,400
 17,000   Wachovia Corp...............     649,060
                                       -----------
                                         2,942,520
                                       -----------
          Building Materials--1.1%
 10,000   Florida Rock Industries,
          Inc.........................     358,100
                                       -----------
          Coal--1.5%
 26,000   Fording, Inc................     494,260
                                       -----------
          Communications Equipment and
          Systems--1.5%
 34,000   Nokia Corp. ADR.............     492,320
                                       -----------
          Computers--Micro--1.9%
  9,000   International Business
          Machines Corp. (IBM)........     648,000
                                       -----------
          Computers--Software and Peripherals--2.0%
 12,500   Microsoft Corp.*............     683,750
                                       -----------
          Conglomerates--2.3%
 27,000   General Electric Co.........     784,350
                                       -----------
          Electronic Equipment and Components--4.1%
 17,500   Agilent Technologies, Inc.*.     413,875
 24,000   Intel Corp..................     438,480
 22,500   Texas Instruments, Inc......     533,250
                                       -----------
                                         1,385,605
                                       -----------

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Financial Services--5.6%
 24,000   Citigroup, Inc............. $   930,000
 18,000   PNC Financial Services
          Group......................     941,040
                                      -----------
                                        1,871,040
                                      -----------
          Health Care Products and Services--6.3%
 12,500   Johnson & Johnson..........     653,250
 12,500   Wyeth......................     640,000
 23,000   Zimmer Holdings, Inc.*.....     820,180
                                      -----------
                                        2,113,430
                                      -----------
          Hotels and Gaming--2.2%
 29,000   Fairmont Hotels & Resorts,
          Inc........................     747,620
                                      -----------
          Insurance--6.6%
 35,000   AFLAC, Inc.................   1,120,000
 30,000   The Allstate Corp..........   1,109,400
                                      -----------
                                        2,229,400
                                      -----------
          Machinery and Engineering--2.2%
 10,000   Eaton Corp.................     727,500
                                      -----------
          Machinery and Equipment--1.3%
 32,500   Grant Prideco, Inc.*.......     442,000
                                      -----------
          Manufacturing--7.2%
  5,000   3M Co......................     615,000
 24,000   Dover Corp.................     840,000
 27,500   Honeywell International,
          Inc........................     968,825
                                      -----------
                                        2,423,825
                                      -----------
          Oil and Gas--12.8%
 27,000   Conoco, Inc................     750,600
 25,000   Encana Corp................     765,000
 11,500   Nabors Industries, Ltd.*...     405,950

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
 11,500   Phillips Petroleum Co....... $    677,120
 12,000   Royal Dutch Petroleum Co....      663,240
 24,000   Weatherford International
          Ltd.*.......................    1,036,800
                                       ------------
                                          4,298,710
                                       ------------
          Pharmaceuticals--5.2%
 30,000   Bristol-Myers Squibb Co.....      771,000
 19,000   Merck & Co., Inc............      962,160
                                       ------------
                                          1,733,160
                                       ------------
          Retail--Discount Stores--4.1%
 20,000   Costco Wholesale Corp.*.....      772,400
 16,000   Target Corp.................      609,600
                                       ------------
                                          1,382,000
                                       ------------
          Telecommunications--2.9%
 24,000   Verizon Communications,
          Inc.........................      963,600
                                       ------------
          Transportation--11.4%
 24,000   Burlington Northern Santa Fe
          Corp........................      720,000
 43,000   Canadian Pacific Railway
          Ltd.........................    1,054,360
 38,000   CP Ships Ltd................      387,600
 20,700   GulfMark Offshore, Inc.*....      857,187
 12,500   Union Pacific Corp..........      791,000
                                       ------------
                                          3,810,147
                                       ------------
          Total Common Stocks
          (Cost $33,400,120)..........   31,210,337
                                       ------------

Number of
 Shares                                     Value
---------                                -----------
          Money Market Funds--8.6%
1,484,213 ACM Institutional Reserves
          (Government Portfolio),
          1.74% (a)..................... $ 1,484,213
1,399,728 ACM Institutional Reserves
          (Prime Portfolio),
          1.72% (a).....................   1,399,728
                                         -----------
          Total Money Market Funds
          (Cost $2,883,941).............   2,883,941
                                         -----------
          Total Investments
          (Cost $36,284,061) (b)--
          101.6%........................  34,094,278
          Liabilities in excess of other
          assets--(1.6%)................    (545,284)
                                         -----------
          Net Assets--100.0%............ $33,548,994
                                         -----------

ADR American Depositary Receipt.
*   Non-income producing security.
(a) Represents annualized 7 day yield at June 30, 2002.
(b) The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2002, net unrealized depreciation was $2,189,783 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,612,708 and aggregate gross unrealized depreciation of $3,802,491.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $36,284,061)...................... $ 34,094,278
             Cash.....................................          570
             Receivables:
              Capital stock sold......................      412,531
              Investments sold........................       71,177
              Dividends...............................       37,282
              Interest................................        4,282
             Other assets.............................        4,710
                                                       ------------
              Total Assets............................   34,624,830
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    1,019,865
              Services provided by The Bank of New
               York and Administrator.................       25,594
              Capital stock repurchased...............        3,242
             Accrued expenses and other liabilities...       27,135
                                                       ------------
              Total Liabilities.......................    1,075,836
                                                       ------------
           Net Assets:................................ $ 33,548,994
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $      3,879
             Capital surplus..........................   36,381,144
             Undistributed net investment income......        1,506
             Accumulated net realized loss on
              investments.............................     (647,752)
             Net unrealized depreciation on
              investments.............................   (2,189,783)
                                                       ------------
           Net Assets................................. $ 33,548,994
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 33,543,291
                                                       ------------
             Shares outstanding.......................    3,877,910
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       8.65
                                                       ------------
           Investor Shares:
             Net assets............................... $      5,703
                                                       ------------
             Shares outstanding.......................          658
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       8.67
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $4,887)................................. $   201,213
            Interest....................................      19,417
                                                         -----------
             Total Income...............................     220,630
                                                         -----------
          Expenses:
            Advisory....................................      87,319
            Accounting services.........................      29,753
            Administration..............................      29,107
            Audit.......................................      16,333
            Registration and filings....................      16,306
            Transfer agent..............................      12,010
            Directors...................................       7,255
            Custodian...................................       5,083
            Cash management.............................         243
            Other.......................................       1,541
                                                         -----------
             Total Expenses.............................     204,950
            Fees waived by The Bank of New York
             (Note 3)...................................     (88,490)
            Earnings credit adjustment (Note 3).........         (33)
                                                         -----------
             Net Expenses...............................     116,427
                                                         -----------
             Net Investment Income......................     104,203
                                                         -----------
          Realized and Unrealized Loss on
           Investments:
          Net realized loss on investments..............    (457,081)
          Increase in unrealized depreciation on
           investments during the period................    (763,509)
                                                         -----------
          Net realized and unrealized loss on
           investments..................................  (1,220,590)
                                                         -----------
          Net decrease in net assets resulting from
           operations................................... $(1,116,387)
                                                         -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statements of Changes in Net Assets


                                                                           Six Months Ended
                                                                            June 30, 2002      Year ended
                                                                             (Unaudited)    December 31, 2001
                                                                           ---------------- -----------------
Operations:
  Net investment income...................................................   $   104,203       $   159,422
  Net realized loss on investments........................................      (457,081)         (158,159)
  Increase in unrealized depreciation on investments during the period....      (763,509)       (1,501,694)
                                                                             -----------       -----------
   Net decrease in net assets resulting from operations...................    (1,116,387)       (1,500,431)
                                                                             -----------       -----------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares..............      (104,203)         (157,916)
                                                                             -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares..................    17,045,751        17,903,624
                     Investor Shares......................................         7,987                --
  Proceeds from shares issued on reinvestment of
   dividends: Institutional Shares........................................        41,162            79,351
  Value of capital stock repurchased: Institutional Shares................    (1,756,181)         (986,331)
                      Investor Shares.....................................        (2,086)               --
                                                                             -----------       -----------
   Net increase in net assets resulting from capital stock transactions...    15,336,633        16,996,644
                                                                             -----------       -----------
   Increase in Net Assets.................................................    14,116,043        15,338,297
Net Assets:
  Beginning of year.......................................................    19,432,951         4,094,654
                                                                             -----------       -----------
  End of period (includes undistributed net investment income of $1,506
   at both June 30, 2002 and December 31, 2001)...........................   $33,548,994       $19,432,951
                                                                             -----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares.......................................     1,893,150         1,859,016
         Investor Shares..................................................           884                --
  Shares issued on reinvestment of dividends: Institutional Shares........         4,563             9,195
  Shares repurchased: Institutional Shares................................      (192,678)         (116,824)
              Investor Shares.............................................          (226)               --
                                                                             -----------       -----------
   Net increase...........................................................     1,705,693         1,751,387
  Shares outstanding, beginning of year...................................     2,172,875           421,488
                                                                             -----------       -----------
  Shares outstanding, end of period.......................................     3,878,568         2,172,875
                                                                             -----------       -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Financial Highlights

                                                            Institutional Shares
                                            ------------------------------------------------
                                                                                For the period
                                            Six Months Ended                    April 28, 2000*
                                             June 30, 2002      Year ended          through
                                              (Unaudited)    December 31, 2001 December 31, 2000
                                            ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....     $  8.94           $  9.71           $10.00
                                                -------           -------           ------
Gain (loss) from investment operations
Net investment income......................        0.03              0.11             0.12
Net realized and unrealized loss
  on investments...........................       (0.29)            (0.78)           (0.30)
                                                -------           -------           ------
 Total from investment operations..........       (0.26)            (0.67)           (0.18)
                                                -------           -------           ------
Dividends
Dividends from net investment income.......       (0.03)            (0.10)           (0.11)
                                                -------           -------           ------
Net asset value at end of period...........     $  8.65           $  8.94           $ 9.71
                                                -------           -------           ------
TOTAL RETURN:..............................       (2.93)%**         (6.87)%          (1.83)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $33,543           $19,433           $4,095
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York....................        0.80%***          0.80%            0.80%***
 Expenses, prior to waiver from
   The Bank of New York....................        1.41%***          2.14%            7.75%***
 Net investment income, net of waiver from
   The Bank of New York....................        0.72%***          1.19%            1.86%***
Portfolio turnover rate....................          12%                2%               2%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                                Investor shares
                                                                ---------------
                                                                For the period
                                                                 May 31, 2002*
                                                                    through
                                                                 June 30, 2002
                                                                  (Unaudited)
                                                                --------------
PER SHARE DATA:
Net asset value at beginning of period.........................     $ 9.09
                                                                    ------
Gain (loss) from investment operations
Net investment income..........................................         --/(1)/
Net realized and unrealized loss on investments................      (0.42)
                                                                    ------
 Total from investment operations..............................      (0.42)
                                                                    ------
Net asset value at end of period...............................     $ 8.67
                                                                    ------
TOTAL RETURN:..................................................      (4.62)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................     $    6
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............       1.05%***
 Expenses, prior to waiver from The Bank of New York...........       1.39%***
 Net investment income, net of waiver from The Bank of New York       0.08%***
Portfolio turnover rate........................................         12%

/(1)/Less than $0.01 per share.
*    Commencement of investment operations.
**   Not annualized.
***  Annualized.


See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)


 Number
of Shares                                 Value
---------                              ------------
          Common Stocks--95.5%
          Airlines--0.0%
     600  JetBlue Airways Corp.*...... $     27,336
                                       ------------
          Bank Holding Companies--12.4%
 340,800  Banknorth Group, Inc........    8,867,616
 161,700  Commerce Bancorp, Inc.......    7,147,140
  29,000  Doral Financial Corp........      968,310
 109,200  First Sentinel Bancorp, Inc.    1,502,592
  95,200  Greater Bay Bancorp.........    2,928,352
  57,700  Hudson United Bancorp.......    1,647,912
 198,360  New York Community
          Bancorp, Inc................    5,375,556
  35,420  Southern Financial Bancorp,
          Inc.........................    1,132,023
 237,500  UCBH Holdings, Inc..........    9,027,375
 171,200  Wilmington Trust Corp.......    5,221,600
                                       ------------
                                         43,818,476
                                       ------------
          Chemicals--1.3%
 160,300  H.B. Fuller Co..............    4,695,187
                                       ------------
          Coal--0.9%
 131,900  Arch Coal, Inc..............    2,995,449
                                       ------------
          Commercial Services--1.8%
  95,800  Alliance Data Systems
          Corp.*......................    2,447,690
 223,400  Plexus Corp.*...............    4,043,540
                                       ------------
                                          6,491,230
                                       ------------
          Communications, Media and
          Entertainment--1.2%
 115,500  Scholastic Corp.*...........    4,377,450
                                       ------------
          Computer Services--1.6%
 101,500  Manhattan Associates, Inc.*.    3,264,240

 Number
of Shares                              Value
---------                           ------------
          Common Stocks (Continued)
 208,000  Perot Systems Corp.*..... $  2,265,120
                                    ------------
                                       5,529,360
                                    ------------
          Computers--Software and
          Peripherals--6.1%
  89,100  Activision, Inc.*........    2,589,246
 353,200  Concurrent Computer
          Corp.*...................    1,642,380
 126,000  Diebold, Inc.............    4,692,240
 218,600  J.D. Edwards & Co.*......    2,655,990
 108,800  ManTech International
          Corp.*...................    2,610,112
 179,000  Manugistics Group, Inc.*.    1,093,690
  71,800  Openwave Systems, Inc.*..      402,798
 101,900  Photon Dynamics, Inc.*...    3,057,000
 227,900  Quovadx, Inc.*...........    1,431,212
  39,600  SeaChange International,
          Inc.*....................      347,688
 175,600  Skyworks Solutions, Inc.*      974,580
                                    ------------
                                      21,496,936
                                    ------------
          Consumer Goods and Services--2.6%
 195,000  Rayovac Corp.*...........    3,613,350
 120,665  The Scotts Co.*..........    5,478,191
                                    ------------
                                       9,091,541
                                    ------------
          Distribution and Wholesale--1.0%
 424,800  Bell Microproducts, Inc.*    3,419,640
                                    ------------
          Education--2.7%
 171,456  DeVry, Inc.*.............    3,916,055
 261,040  ITT Educational Services,
          Inc.*....................    5,690,672
                                    ------------
                                       9,606,727
                                    ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks (Continued)
          Electronic Equipment and
          Components--9.3%
 157,800  Aeroflex, Inc.*............ $  1,096,710
 165,700  Asyst Technologies, Inc.*..    3,371,995
 164,604  Avnet, Inc.*...............    3,619,642
 170,900  Axcelis Technologies, Inc.*    1,931,170
 289,700  Cable Design Technologies
          Corp.*.....................    2,969,425
 107,800  Fairchild Semiconductor
          Corp.*.....................    2,619,540
 113,000  Jabil Circuit, Inc.*.......    2,385,430
  75,700  Lattice Semiconductor
          Corp.*.....................      661,618
 154,300  KEMET Corp.*...............    2,755,798
 280,567  Microchip Technology,
          Inc.*......................    7,695,953
 176,300  Therma-Wave, Inc.*.........    2,008,057
 495,600  Vitesse Semiconductor
          Corp.*.....................    1,541,316
                                      ------------
                                        32,656,654
                                      ------------
          Entertainment--2.4%
  99,500  International Speedway
          Corp.......................    3,989,950
 320,700  Six Flags, Inc.............    4,634,115
                                      ------------
                                         8,624,065
                                      ------------
          Food Wholesaling--1.5%
 156,800  Performance Food Group
          Co.*.......................    5,309,248
                                      ------------
          Forest and Paper Products-- 0.5%
 167,300  Buckeye Technologies,
          Inc.*......................    1,639,540
                                      ------------

Number of
 Shares                                    Value
---------                               ------------
          Common Stocks (Continued)
          Health and Medical Facilities--5.7%
 152,300  Community Health Systems,
          Inc.*........................ $  4,081,640
  50,700  LifePoint Hospitals, Inc.*...    1,840,917
 134,700  Province Healthcare Co.*.....    3,011,892
  84,000  Quest Diagnostics, Inc.*.....    7,228,200
  82,700  Universal Health Services,
          Inc., Class B................    4,052,300
                                        ------------
                                          20,214,949
                                        ------------
          Health Care Products and Services--3.3%
 158,000  AdvancePCS*..................    3,782,520
  64,200  Patterson Dental Co.*........    3,231,186
 147,900  Renal Care Group, Inc.*......    4,607,085
                                        ------------
                                          11,620,791
                                        ------------
          Household and Personal Care
          Products--1.8%
 113,300  Church & Dwight Co., Inc.....    3,549,689
  62,600  Maytag Corp..................    2,669,890
                                        ------------
                                           6,219,579
                                        ------------
          Investment Management--1.5%
  59,800  Legg Mason, Inc..............    2,950,532
  96,900  Waddell & Reed Financial,
          Inc..........................    2,220,948
                                        ------------
                                           5,171,480
                                        ------------
          Manufacturing--2.7%
  34,600  Maverick Tube Corp.*.........      519,000
 115,500  Mettler-Toledo International,
          Inc.*........................    4,258,485
 178,940  Waters Corp.*................    4,777,698
                                        ------------
                                           9,555,183
                                        ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                 Value
---------                            ------------
          Common Stocks (Continued)
          Media--3.9%
 219,700  Entravision Communications
          Corp.*.................... $  2,691,325
 156,000  Hispanic Broadcasting
          Corp.*....................    4,071,600
  99,400  Martha Stewart Living,
          Inc.*.....................    1,140,118
  14,710  Radio One, Inc.*..........      218,738
 377,020  Radio One, Inc., Class D*.    5,606,287
                                     ------------
                                       13,728,068
                                     ------------
          Oil and Gas--2.6%
 513,000  Grey Wolf, Inc.*..........    2,098,170
  77,100  Newfield Exploration Co.*.    2,865,807
  95,700  Stolt Offshore SA ADR*....      593,340
  88,600  Stone Energy Corp.*.......    3,566,150
                                     ------------
                                        9,123,467
                                     ------------
          Oil Field Services and Equipment--4.4%
 152,400  Cal Dive International,
          Inc.*.....................    3,352,800
  56,700  Core Laboratories NV*.....      681,534
  70,260  National-Oilwell, Inc.*...    1,478,973
  64,100  Patterson-UTI Energy,
          Inc.*.....................    1,809,543
 150,200  Precision Drilling Corp.*.    5,217,948
 167,800  Superior Energy Services,
          Inc.*.....................    1,703,170
  64,750  Varco International, Inc.*    1,135,715
                                     ------------
                                       15,379,683
                                     ------------
          Pharmaceuticals--4.8%
 216,000  Alkermes, Inc.*...........    3,458,160
  66,300  AmerisourceBergen Corp....    5,038,800
 185,250  Celgene Corp.*............    2,834,325

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks (Continued)
  65,000  Cephalon, Inc.*............ $  2,938,000
 104,900  Enzon, Inc.*...............    2,581,589
                                      ------------
                                        16,850,874
                                      ------------
          Printing and Publishing--0.9%
  52,400  Lee Enterprises, Inc.......    1,834,000
  20,800  The McClatchy Co...........    1,336,400
                                      ------------
                                         3,170,400
                                      ------------
          Records Storage--1.3%
 143,017  Iron Mountain, Inc.*.......    4,412,074
                                      ------------
          Retail--Apparel and Shoes--5.4%
 212,500  American Eagle Outfitters,
          Inc.*......................    4,492,250
  67,500  Coach, Inc.*...............    3,705,750
 272,100  Foot Locker, Inc...........    3,931,845
 222,100  Too, Inc.*.................    6,840,680
                                      ------------
                                        18,970,525
                                      ------------
          Retail--Discount Stores--1.1%
 100,000  BJ's Wholesale Club, Inc.*.    3,850,000
                                      ------------
          Retail--Restaurants--0.2%
  25,000  Panera Bread Co............      861,750
                                      ------------
          Retail--Specialty Stores--6.7%
  19,900  A.C. Moore Arts & Crafts,
          Inc.*......................      942,265
 164,500  Barnes & Noble, Inc.*......    4,347,735
  87,700  Columbia Sportswear Co.*...    2,806,312
 129,700  Electronics Boutique
          Holdings Corp.*............    3,800,210
 151,450  Ethan Allen Interiors, Inc.    5,278,033
  60,300  Peet's Coffee & Tea, Inc.*.    1,110,123
 175,600  Williams-Sonoma, Inc.*.....    5,383,896
                                      ------------
                                        23,668,574
                                      ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                        Value
----------                                 ------------
           Common Stocks (Continued)
           Transportation--3.9%
    77,000 Arkansas Best Corp.*........... $  1,961,960
    55,300 Roadway Corp...................    1,986,929
    89,100 Swift Transportation Co., Inc.*    2,076,030
    61,900 USFreightways Corp.............    2,344,153
   108,400 Werner Enterprises, Inc........    2,310,004
    90,600 Yellow Corp.*..................    2,935,440
                                           ------------
                                             13,614,516
                                           ------------
           Total Common Stocks
           (Cost $323,162,399)............  336,190,752
                                           ------------
           Warrants--0.0%
           Bank Holding Companies--0.0%
   247,300 Dime Bancorp, Inc. (a)*
           (Cost $70,812).................       24,730
                                           ------------
           Rights--0.0%
           Financial Services--0.0%
    36,540 Bank United Corp.*
           (Cost $0)......................        3,289
                                           ------------
           Money Market Funds--4.6%
 1,735,935 ACM Institutional Reserves
           (Government Portfolio),
           1.72% (b)......................    1,735,935
14,512,652 ACM Institutional Reserves
           (Prime Portfolio), 1.74% (b)...   14,512,652
                                           ------------
           Total Money Market Funds
           (Cost $16,248,587).............   16,248,587
                                           ------------
           Total Investments
           (Cost $339,481,798)(c)--
           100.1%.........................  352,467,358
           Liabilities in excess of other
           assets--(0.1%).................     (289,888)
                                           ------------
           Net Assets--100.0%............. $352,177,470
                                           ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents a potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at June 30, 2002.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2002, net unrealized appreciation was $12,985,560 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $61,849,971 and aggregate gross unrealized depreciation of $48,864,411.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $339,481,798)..................... $352,467,358
             Cash.....................................          425
             Receivables:
              Investments sold........................    1,379,199
              Capital stock sold......................      733,977
              Dividends...............................       42,758
              Interest................................       23,802
             Other assets.............................       16,483
                                                       ------------
              Total Assets............................  354,664,002
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    1,802,608
              Capital stock repurchased...............      311,538
              Services provided by The Bank of
               New York and Administrator.............      306,513
             Accrued expenses and other liabilities...       65,873
                                                       ------------
              Total Liabilities.......................    2,486,532
                                                       ------------
           Net Assets:................................ $352,177,470
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     25,107
             Capital surplus..........................  327,985,452
             Undistributed net investment loss........   (1,228,914)
             Accumulated net realized gain on
              investments.............................   12,410,265
             Net unrealized appreciation on
              investments.............................   12,985,560
                                                       ------------
           Net Assets................................. $352,177,470
                                                       ------------
           Institutional Shares:
             Net assets............................... $338,533,051
                                                       ------------
             Shares outstanding.......................   24,125,649
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      14.03
                                                       ------------
           Investor Shares:
             Net assets............................... $ 13,644,419
                                                       ------------
             Shares outstanding.......................      981,524
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      13.90
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $870)................................... $    639,253
            Interest....................................       94,249
                                                         ------------
             Total Income...............................      733,502
                                                         ------------
          Expenses:
            Advisory....................................    1,382,692
            Administration..............................      368,718
            Transfer agent..............................       76,561
            Accounting services.........................       29,744
            Custodian...................................       29,567
            12b-1 fee--Investor Shares..................       17,778
            Registration and filings....................       14,330
            Audit.......................................       11,744
            Directors...................................        7,271
            Reports to shareholders.....................        6,429
            Cash management.............................        5,289
            Legal.......................................        5,063
            Insurance...................................        2,731
            Amortization of organization cost...........        1,895
            Other.......................................        2,604
                                                         ------------
             Total Expenses.............................    1,962,416
                                                         ------------
             Net Investment Loss........................   (1,228,914)
                                                         ------------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized gain on investments............    7,776,695
            Decrease in unrealized appreciation on
             investments during the period..............  (43,745,817)
                                                         ------------
            Net realized and unrealized loss on
             investments................................  (35,969,122)
                                                         ------------
            Net decrease in net assets resulting from
             operations................................. $(37,198,036)
                                                         ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                               Six Months Ended
                                                                                                June 30, 2002      Year Ended
                                                                                                 (Unaudited)    December 31, 2001
                                                                                               ---------------- -----------------
Operations:
  Net investment loss.........................................................................   $ (1,228,914)    $ (1,646,873)
  Net realized gain on investments............................................................      7,776,695        7,042,942
  Decrease in unrealized appreciation on investments during the period........................    (43,745,817)     (56,372,062)
                                                                                                 ------------     ------------
   Net decrease in net assets resulting from operations.......................................    (37,198,036)     (50,975,993)
                                                                                                 ------------     ------------
Distributions to Shareholders:
  Distributions from capital gains: Institutional Shares......................................             --       (5,018,254)
                                    Investor Shares...........................................             --         (195,788)
                                                                                                 ------------     ------------
                                                                                                           --       (5,214,042)
                                                                                                 ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares......................................     80,657,504       66,741,841
                                    Investor Shares...........................................      2,789,501        4,693,744
  Proceeds from shares issued on reinvestment of
   distributions: Institutional Shares........................................................             --        4,634,721
                  Investor Shares.............................................................             --          194,594
  Value of capital stock repurchased: Institutional Shares....................................    (55,071,062)     (73,318,284)
                                      Investor Shares.........................................     (1,885,849)      (4,531,576)
                                                                                                 ------------     ------------
   Net increase (decrease) in net assets resulting from capital stock
    transactions..............................................................................     26,490,094       (1,584,960)
                                                                                                 ------------     ------------
   Decrease in Net Assets.....................................................................    (10,707,942)     (57,774,995)
Net Assets:
  Beginning of year...........................................................................    362,885,412      420,660,407
                                                                                                 ------------     ------------
  End of period (includes undistributed net investment loss of $1,228,914 at
   June 30, 2002).............................................................................   $352,177,470     $362,885,412
                                                                                                 ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares...........................................................      5,272,967        4,283,783
               Investor Shares................................................................        187,223          304,763
  Shares issued on reinvestment of distributions: Institutional Shares........................             --          291,348
                                                  Investor Shares.............................             --           12,377
  Shares repurchased: Institutional Shares....................................................     (3,607,835)      (4,817,705)
                      Investor Shares.........................................................       (125,626)        (297,768)
                                                                                                 ------------     ------------
   Net increase (decrease)....................................................................      1,726,729         (223,202)
  Shares outstanding, beginning of year.......................................................     23,380,444       23,603,646
                                                                                                 ------------     ------------
  Shares outstanding, end of period...........................................................     25,107,173       23,380,444
                                                                                                 ------------     ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Financial Highlights

                                                                     Institutional Shares
                                    ----------------------------------------------------------------------------------
                                                                                                           For the period
                                    Six Months Ended                Year Ended December 31,                April 1, 1997*
                                     June 30, 2002    -----------------------------------------------          through
                                      (Unaudited)         2001         2000         1999         1998     December 31, 1997
                                    ----------------  --------     --------     --------     --------     -----------------
PER SHARE DATA:
Net asset value at beginning of
 period............................     $  15.53      $  17.83     $  22.78     $  12.46     $  11.93         $  10.00
                                        --------      --------     --------     --------     --------         --------
Gain (loss) from investment
 operations
Net investment loss................        (0.05)(a)     (0.07)(a)    (0.12)(a)    (0.11)(a)    (0.02)(a)        (0.02)
Net realized and unrealized gain
 (loss) on investments.............        (1.45)        (2.01)       (0.38)       12.08         0.91             2.80
                                        --------      --------     --------     --------     --------         --------
  Total from investment
   operations......................        (1.50)        (2.08)       (0.50)       11.97         0.89             2.78
                                        --------      --------     --------     --------     --------         --------
Distributions
Distributions from capital gains...           --         (0.22)       (4.45)       (1.65)       (0.36)           (0.85)
                                        --------      --------     --------     --------     --------         --------
Net asset value at end of period...     $  14.03      $  15.53     $  17.83     $  22.78     $  12.46         $  11.93
                                        --------      --------     --------     --------     --------         --------
TOTAL RETURN:......................        (9.66)%**    (11.69)%      (1.41)%      97.22%        7.89%           27.80%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted)...................     $338,533      $348,753     $404,735     $389,553     $188,402         $133,741
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York................         1.05%***      1.05%        1.04%        1.04%        0.97%            0.97%***
  Expenses, prior to waiver from
   The Bank of New York............         1.05%***      1.05%        1.04%        1.06%        1.13%            1.10%***
  Net investment loss, net of
   waiver from The Bank of
   New York........................        (0.66)%***    (0.42)%      (0.51)%      (0.73)%      (0.19)%          (0.26)%***
Portfolio turnover rate............           20%           53%          47%          86%          84%              68%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Based on average shares outstanding.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                                         Investor Shares
                                        ----------------------------------------------------------------------------
                                                                                                         For the period
                                        Six Months Ended            Year Ended December 31,               May 1, 1997*
                                         June 30, 2002   ------------------------------------------          through
                                          (Unaudited)       2001        2000        1999        1998    December 31, 1997
                                        ---------------- -------     -------     -------     ------     -----------------
PER SHARE DATA:
Net asset value at beginning of
 period................................     $ 15.36      $ 17.68     $ 22.67     $ 12.44     $11.94          $10.03
                                            -------      -------     -------     -------     ------          ------
Gain (loss) from investment operations
Net investment loss....................       (0.07)(a)    (0.11)(a)   (0.17)(a)   (0.13)(a)  (0.04)(a)       (0.02)
Net realized and unrealized gain (loss)
 on investments........................       (1.39)       (1.99)      (0.37)      12.01       0.90            2.78
                                            -------      -------     -------     -------     ------          ------
  Total from investment operations.....       (1.46)       (2.10)      (0.54)      11.88       0.86            2.76
                                            -------      -------     -------     -------     ------          ------
Distributions
Distributions from capital gains.......          --        (0.22)      (4.45)      (1.65)     (0.36)          (0.85)
                                            -------      -------     -------     -------     ------          ------
Net asset value at end of period.......     $ 13.90      $ 15.36     $ 17.68     $ 22.67     $12.44          $11.94
                                            -------      -------     -------     -------     ------          ------
TOTAL RETURN:..........................       (9.51)%**   (11.90)%     (1.61)%     96.65%      7.55%          27.52%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).......................     $13,644      $14,132     $15,925     $15,062     $6,763          $1,162
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................        1.31%***     1.30%       1.28%       1.33%      1.22%           1.22%***
  Expenses, prior to waiver from The
   Bank of New York....................        1.31%***     1.30%       1.28%       1.37%      1.46%           1.40%***
  Net investment loss, net of waiver
   from The Bank of New York...........       (0.91)%***   (0.67)%     (0.76)%     (0.96)%    (0.43)%         (0.54)%***
Portfolio turnover rate................          20%          53%         47%         86%        84%             68%

* Commencement of investment operations.
**Not annualized.
***Annualized.
(a)Based on average shares outstanding.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Number of
 Shares                                 Value
---------                            ------------
          Common Stocks--78.3%
          Aerospace and Defense--2.9%
 150,000  The Boeing Co............. $  6,750,000
  80,000  United Technologies Corp..    5,432,000
                                     ------------
                                       12,182,000
                                     ------------
          Banking and Finance--6.0%
 330,000  Mellon Financial Corp.....   10,371,900
 139,200  Northern Trust Corp.......    6,133,152
  16,800  Washington Mutual, Inc....      623,448
 157,000  Wells Fargo & Co..........    7,859,420
                                     ------------
                                       24,987,920
                                     ------------
          Beverages, Food and Tobacco--1.8%
 152,900  PepsiCo, Inc..............    7,369,780
                                     ------------
          Biosciences--0.7%
  68,400  Amgen, Inc.*..............    2,864,592
                                     ------------
          Chemicals--1.6%
 150,000  duPont (E.I.) de Nemours &
          Co........................    6,660,000
                                     ------------
          Communications, Media and
          Entertainment--2.7%
 166,300  Clear Channel
          Communications, Inc.*.....    5,324,926
 131,380  Viacom, Inc., Class B*....    5,829,331
                                     ------------
                                       11,154,257
                                     ------------
          Computer Services--0.9%
 102,100  Electronic Data Systems
          Corp......................    3,793,015
                                     ------------
          Computers--Micro--1.4%
  78,500  International Business
          Machines Corp. (IBM)......    5,652,000
                                     ------------

Number of
 Shares                                Value
---------                           ------------
          Common Stocks (Continued)
          Conglomerates--1.7%
 241,700  General Electric Co...... $  7,021,385
                                    ------------
          Data Processing Systems--1.8%
 206,800  First Data Corp..........    7,692,960
                                    ------------
          Electronic Equipment and
          Components--2.1%
 126,500  Emerson Electric Co......    6,769,015
  82,700  Texas Instruments, Inc...    1,959,990
                                    ------------
                                       8,729,005
                                    ------------
          Financial Services--3.6%
 141,000  Fannie Mae...............   10,398,750
  57,800  Merrill Lynch & Co., Inc.    2,340,900
  50,000  Morgan Stanley...........    2,154,000
                                    ------------
                                      14,893,650
                                    ------------
          Health Care Products and
          Services--5.5%
 110,400  Cardinal Health, Inc.....    6,779,664
 225,000  Johnson & Johnson........   11,758,500
 105,400  Medtronic, Inc...........    4,516,390
                                    ------------
                                      23,054,554
                                    ------------
          Household and Personal Care
          Products--2.9%
  73,400  Colgate-Palmolive Co.....    3,673,670
 150,000  International Flavors &
          Fragrances, Inc..........    4,873,500
 100,000  The Gillette Co..........    3,387,000
                                    ------------
                                      11,934,170
                                    ------------
          Insurance--2.3%
  66,200  American International
          Group, Inc...............    4,516,826

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks (Continued)
 155,000  Prudential Financial, Inc.* $  5,170,800
                                      ------------
                                         9,687,626
                                      ------------
          Manufacturing--2.1%
  70,000  3M Co......................    8,610,000
                                      ------------
          Oil and Gas--7.1%
 100,000  BP PLC ADR.................    5,049,000
 274,400  Exxon Mobil Corp...........   11,228,448
 102,600  Schlumberger Ltd...........    4,770,900
 103,500  TotalFinaElf SA ADR........    8,373,150
                                      ------------
                                        29,421,498
                                      ------------
          Pharmaceuticals--2.0%
  79,300  Bristol-Myers Squibb Co....    2,038,010
 186,500  Pfizer, Inc................    6,527,500
                                      ------------
                                         8,565,510
                                      ------------
          Real Estate Investment Trusts--16.2%
 100,000  AMB Property Corp..........    3,100,000
  50,000  Apartment Investment &
          Management Co..............    2,460,000
 150,000  Archstone-Smith Trust......    4,005,000
  85,000  Avalonbay Communities,
          Inc........................    3,969,500
  90,000  Boston Properties, Inc.....    3,595,500
 326,500  Duke Realty Corp...........    9,452,175
 150,000  Equity Office Properties
          Trust......................    4,515,000
  80,000  Equity Residential.........    2,300,000
 202,600  General Growth Properties,
          Inc........................   10,332,600
 112,350  Kimco Realty Corp..........    3,762,602
 253,500  Plum Creek Timber Co.,
          Inc........................    7,782,450

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
 300,000  ProLogis.................... $  7,800,000
 100,000  Vornado Realty Trust........    4,620,000
                                       ------------
                                         67,694,827
                                       ------------
          Retail--Discount Stores--1.8%
 100,000  Costco Wholesale Corp.*.....    3,862,000
 100,000  Target Corp.................    3,810,000
                                       ------------
                                          7,672,000
                                       ------------
          Retail--Specialty Stores--1.6%
 150,000  Lowe's Cos., Inc............    6,810,000
                                       ------------
          Telecommunications--2.4%
 210,000  BellSouth Corp..............    6,615,000
 101,070  SBC Communications,
          Inc.........................    3,082,635
   6,700  Verizon Communications,
          Inc.........................      269,005
                                       ------------
                                          9,966,640
                                       ------------
          Transportation--1.5%
 100,000  United Parcel Service, Inc.,
          Class B.....................    6,175,000
                                       ------------
          Utilities--Gas and Electric--4.7%
 109,375  Exelon Corp.................    5,720,312
 100,000  FPL Group, Inc..............    5,999,000
 153,320  TXU Corp....................    7,903,646
                                       ------------
                                         19,622,958
                                       ------------
          Waste Management--1.0%
 154,500  Waste Management, Inc.......    4,024,725
                                       ------------
          Total Common Stocks
          (Cost $305,774,181).........  326,240,072
                                       ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                                    Value
---------                                               ------------
          Convertible Preferred Stocks--14.0%
          Automotive--1.4%
 225,000  General Motors Corp.......................... $  5,910,750
                                                        ------------
          Financial Services--1.3%
 100,000  Washington Mutual Capital Trust I............    5,287,500
                                                        ------------
          Insurance--4.1%
  10,000  Anthem, Inc. PEPS............................      830,500
 100,000  MetLife Capital Trust I ACES.................    8,883,000
  45,000  Prudential Financial Capital Trust I PEPS....    2,592,000
 200,000  Travelers Property Casualty Corp.............    4,730,000
                                                        ------------
                                                          17,035,500
                                                        ------------
          Media--0.9%
   4,000  Radio One, Inc.**............................    3,845,000
                                                        ------------
          Oil and Gas--0.7%
 200,000  Coastal Corp. PRIDES.........................    2,760,000
                                                        ------------
          Real Estate Investment Trusts--0.4%
  70,000  Equity Residential Properties Trust..........    1,753,500
                                                        ------------
          Utilities--Gas and Electric--5.2%
 100,000  Dominion Resources, Inc. PEPS................    6,070,000
 280,000  Duke Energy Corp. PEPS.......................    6,090,000
 160,000  TECO Energy, Inc.............................    3,993,600
 100,000  TXU Corp. PEPS...............................    5,421,000
                                                        ------------
                                                          21,574,600
                                                        ------------
          Total Convertible Preferred Stocks
          (Cost $49,180,412)...........................   58,166,850
                                                        ------------

Principal
 Amount                                                     Value
----------                                               ------------
           Convertible Bonds--6.2%
           Beverages, Food and Tobacco--0.3%
$2,000,000 Vector Group Ltd.**
           6.25%, 7/15/08............................... $  1,467,500
                                                         ------------
           Biosciences--0.4%
 2,000,000 Aviron
           5.25%, 2/01/08...............................    1,805,000
                                                         ------------
           Communications, Media and Entertainment--2.0%
 3,750,000 Clear Channel Communications, Inc.
           2.625%, 4/01/03..............................    3,562,500
 6,000,000 Echostar Communications Corp.**
           5.75%, 5/15/08...............................    4,657,500
                                                         ------------
                                                            8,220,000
                                                         ------------
           Electronical Equipment--0.7%
 2,000,000 L-3 Communications Holdings**
           5.25%, 6/01/09...............................    2,942,500
                                                         ------------
           Oil and Gas--1.3%
 5,000,000 Kerr-McGee Corp.
           5.25%, 2/15/10...............................    5,550,000
                                                         ------------
           Pharmaceuticals--1.5%
 3,000,000 Alkermes, Inc.**
           3.75%, 2/15/07...............................    1,920,000
 3,000,000 King Pharmaceutical, Inc.**
           2.75%, 11/15/21..............................    2,598,750
 2,000,000 Vertex Pharmaceuticals**
           5.00%, 9/19/07...............................    1,537,500
                                                         ------------
                                                            6,056,250
                                                         ------------
           Total Convertible Bonds
           (Cost $28,760,334)...........................   26,041,250
                                                         ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                   Value
---------                              ------------
          Money Market Fund--0.5%
2,120,625 ACM Institutional Reserves
          (Prime Portfolio), 1.74% (a)
          (Cost $2,120,625)........... $  2,120,625
                                       ------------
          Total Investments
          (Cost $385,835,552) (b)--
          99.0%.......................  412,568,797
          Other assets less
          liabilities--1.0%...........    4,293,552
                                       ------------
          Net Assets--100.0%.......... $416,862,349
                                       ------------

ACES  Automatic Common Exchangeable Securities.
ADR   American Depositary Receipt.
PEPS  Premium Exchangeable Participating Securities.
PRIDES Preferred Redeemable Increased Dividend Securities.
*     Non-income producing security.
** Security exempt from registration under Rule 144A of the Securities Act of 1933.
(a)   Represents annualized 7 day yield at June 30, 2002.
(b) The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2002, net unrealized appreciation was $26,733,245 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $62,453,097 and aggregate gross unrealized depreciation of $35,719,852.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)


Assets:
 Investments at market value, (Cost $385,835,552)............ $412,568,797
 Receivables:
   Investments sold..........................................   10,198,078
   Dividends.................................................      618,949
   Interest..................................................      376,364
   Capital stock sold........................................       38,171
 Other assets................................................       14,720
                                                              ------------
   Total Assets..............................................  423,815,079
                                                              ------------
Liabilities:
 Payables:
   Investments purchased.....................................    6,549,630
   Services provided by The Bank of New York and
    Administrator............................................      317,612
   Capital stock repurchased.................................       12,711
 Accrued expenses and other liabilities......................       72,777
                                                              ------------
   Total Liabilities.........................................    6,952,730
                                                              ------------
Net Assets:.................................................. $416,862,349
                                                              ------------
Sources Of Net Assets:
 Capital stock @ par......................................... $     35,810
 Capital surplus.............................................  400,753,242
 Undistributed net investment income.........................      561,148
 Accumulated net realized loss on investments................  (11,221,096)
 Net unrealized appreciation on investments..................   26,733,245
                                                              ------------
Net Assets................................................... $416,862,349
                                                              ------------
Institutional Shares:
 Net assets.................................................. $381,777,631
                                                              ------------
 Shares outstanding..........................................   32,786,725
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $      11.64
                                                              ------------
Investor Shares:
 Net assets.................................................. $ 35,084,718
                                                              ------------
 Shares outstanding..........................................    3,022,807
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $      11.61
                                                              ------------
Institutional Shares authorized @ $.001 par value............  200,000,000
Investor Shares authorized @ $.001 par value.................  200,000,000

          Statement of Operations
          For the six months ended June 30, 2002 (Unaudited)

Investment Income:
 Dividends (net of foreign withholding taxes of $94,371).... $  5,702,840
 Interest...................................................    1,231,753
                                                             ------------
   Total Income.............................................    6,934,593
                                                             ------------
Expenses:
 Advisory...................................................    1,346,743
 Administration.............................................      448,914
 Transfer agent.............................................       59,980
 12b-1 fee--Investor Shares.................................       43,345
 Accounting services........................................       29,865
 Custodian..................................................       27,388
 Audit......................................................       11,691
 Registration and filings...................................       11,585
 Reports to shareholders....................................        7,813
 Directors..................................................        7,552
 Cash management............................................        6,516
 Legal......................................................        1,866
 Other......................................................        4,591
                                                             ------------
   Total Expenses...........................................    2,007,849
                                                             ------------
   Net Investment Income....................................    4,926,744
                                                             ------------
Realized And Unrealized Loss On Investments:
 Net realized loss on investments...........................  (12,734,268)
 Decrease in unrealized appreciation on investments during
   the period...............................................  (31,736,328)
                                                             ------------
 Net realized and unrealized loss on investments............  (44,470,596)
                                                             ------------
 Net decrease in net assets resulting from operations....... $(39,543,852)
                                                             ------------

See notes to financial statements.

         BNY Hamilton Equity income Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2002      Year Ended
                                                                                (Unaudited)    December 31, 2001
                                                                              ---------------- -----------------
Operations
  Net investment income......................................................   $  4,926,744     $  10,326,811
  Net realized gain (loss) on investments....................................    (12,734,268)        1,029,522
  Decrease in unrealized appreciation on investments during the period.......    (31,736,328)      (94,254,911)
                                                                                ------------     -------------
   Net decrease in net assets resulting from operations......................    (39,543,852)      (82,898,578)
                                                                                ------------     -------------
Dividends And Distributions To Shareholders:
  Dividends from net investment income: Institutional Shares.................     (4,070,046)       (9,218,483)
                         Investor Shares.....................................       (295,550)         (533,298)
  Distributions from capital gains: Institutional Shares.....................             --        (7,755,180)
                     Investor Shares.........................................             --          (510,057)
                                                                                ------------     -------------
                                                                                  (4,365,596)      (18,017,018)
                                                                                ------------     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................     70,993,955        32,100,962
                     Investor Shares.........................................     14,071,456         1,676,089
  Proceeds from shares issued on reinvestment of dividends
   and distributions: Institutional Shares...................................      1,464,534        10,792,314
             Investor Shares.................................................        273,893         1,003,401
  Value of capital stock repurchased: Institutional Shares...................    (74,125,340)      (53,671,488)
                      Investor Shares........................................     (3,340,002)       (4,167,337)
                                                                                ------------     -------------
   Net increase (decrease) in net assets resulting from capital stock
    transactions.............................................................      9,338,496       (12,266,059)
                                                                                ------------     -------------
   Decrease in Net Assets....................................................    (34,570,952)     (113,181,655)
Net Assets
  Beginning of year..........................................................    451,433,301       564,614,956
                                                                                ------------     -------------
  End of period (includes undistributed net investment income of $561,148 at
   June 30, 2002)............................................................   $416,862,349     $ 451,433,301
                                                                                ------------     -------------
Changes In Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................      5,788,477         2,294,541
         Investor Shares.....................................................      1,145,511           120,374
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares..................................        116,022           802,022
             Investor Shares.................................................         21,880            74,318
  Shares repurchased: Institutional Shares...................................     (5,887,856)       (3,884,362)
             Investor Shares.................................................       (265,498)         (306,609)
                                                                                ------------     -------------
   Net increase (decrease)...................................................        918,536          (899,716)
  Shares outstanding, beginning of year......................................     34,890,996        35,790,712
                                                                                ------------     -------------
  Shares outstanding, end of period..........................................     35,809,532        34,890,996
                                                                                ------------     -------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Financial Highlights

                                                                Institutional Shares
                                     -----------------------------------------------------------------------
                                                                                                For the Period
                                     Six Months ended         Year ended December 31,           April 1, 1997*
                                      June 30, 2002   ---------------------------------------       through
                                       (Unaudited)       2001      2000      1999      1998    December 31, 1997
                                     ---------------- --------   --------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of
 period.............................     $  12.94     $  15.78   $  16.51  $  16.57  $  15.54      $  14.21
                                         --------     --------   --------  --------  --------      --------
Gain (loss) from investment
 operations
Net investment income...............         0.14         0.30       0.30      0.28      0.28          0.25
Net realized and unrealized gain
 (loss) on investments..............        (1.32)       (2.62)      0.75      2.02      1.73          3.25
                                         --------     --------   --------  --------  --------      --------
  Total from investment
   operations.......................        (1.18)       (2.32)      1.05      2.30      2.01          3.50
                                         --------     --------   --------  --------  --------      --------
Dividends and distributions
Dividends from net investment
 income.............................        (0.12)       (0.28)     (0.29)    (0.29)    (0.27)        (0.24)
Distributions from capital gains....           --        (0.24)     (1.49)    (2.07)    (0.71)        (1.93)
                                         --------     --------   --------  --------  --------      --------
  Total dividends and distributions.        (0.12)       (0.52)     (1.78)    (2.36)    (0.98)        (2.17)
                                         --------     --------   --------  --------  --------      --------
Net asset value at end of period....     $  11.64     $  12.94   $  15.78  $  16.51  $  16.57      $  15.54
                                         --------     --------   --------  --------  --------      --------
TOTAL RETURN:.......................        (9.16)%**   (14.82)%     6.56%    14.51%    13.18%        24.73%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period (000's
 omitted)...........................     $381,777     $424,070   $529,486  $547,250  $528,233      $522,524
Ratio to average net assets of:
  Expenses..........................         0.87%***     0.87%      0.85%     0.87%     0.89%         0.87%***
  Net investment income.............         2.22%***     2.16%      1.81%     1.63%     1.77%         2.07%***
Portfolio turnover rate.............           18%          41%        35%       53%       39%           65%

* Commencement of investment operations.
**Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

                                                                   Investor Shares
                                            -------------------------------------------------------------
                                            Six Months Ended            Year Ended December 31,
                                             June 30, 2002   --------------------------------------------
                                              (Unaudited)      2001      2000     1999     1998     1997
                                            ---------------- -------   -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of period.....     $ 12.90      $ 15.73   $ 16.47  $ 16.53  $ 15.53  $ 14.12
                                                -------      -------   -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income......................        0.12         0.26      0.26     0.24     0.25     0.35
Net realized and unrealized gain (loss) on
 investments...............................       (1.30)       (2.60)     0.74     2.01     1.71     3.27
                                                -------      -------   -------  -------  -------  -------
  Total from investment operations.........       (1.18)       (2.34)     1.00     2.25     1.96     3.62
                                                -------      -------   -------  -------  -------  -------
Dividends and distributions
Dividends from net investment income.......       (0.11)       (0.25)    (0.25)   (0.24)   (0.25)   (0.28)
Distributions from capital gains...........          --        (0.24)    (1.49)   (2.07)   (0.71)   (1.93)
                                                -------      -------   -------  -------  -------  -------
  Total dividends and distributions........       (0.11)       (0.49)    (1.74)   (2.31)   (0.96)   (2.21)
                                                -------      -------   -------  -------  -------  -------
Net asset value at end of period...........     $ 11.61      $ 12.90   $ 15.73  $ 16.47  $ 16.53  $ 15.53
                                                -------      -------   -------  -------  -------  -------
TOTAL RETURN:..............................       (9.21)%*    (15.01)%    6.26%   14.27%   12.82%   25.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $35,085      $27,363   $35,129  $37,994  $37,212  $34,213
Ratio to average net assets of:
  Expenses.................................        1.13%**      1.12%     1.10%    1.12%    1.17%    1.01%
  Net investment income....................        1.96%**      1.90%     1.56%    1.38%    1.50%    1.77%
Portfolio turnover rate....................          18%          41%       35%      53%      39%      65%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks--95.7%
          Advertising and Marketing Services--0.2%
    750   Omnicom Group, Inc.......... $    34,350
  1,500   The Interpublic Group of
          Cos., Inc...................      37,140
    400   TMP Worldwide, Inc.*........       8,600
                                       -----------
                                            80,090
                                       -----------
          Aerospace and Defense--1.7%
    800   General Dynamics Corp.......      85,080
    400   Goodrich Corp...............      10,928
  1,800   Lockheed Martin Corp........     125,100
    485   Northrop Grumman Corp.......      60,625
  1,600   Raytheon Co.................      65,200
    700   Rockwell Collins, Inc.......      19,194
  3,300   The Boeing Co...............     148,500
  1,900   United Technologies Corp....     129,010
                                       -----------
                                           643,637
                                       -----------
          Airlines--0.2%
    600   AMR Corp.*..................      10,116
    450   Delta Air Lines, Inc........       9,000
  3,025   Southwest Airlines Co.......      48,884
                                       -----------
                                            68,000
                                       -----------
          Aluminum, Steel and Other Metals--0.6%
  1,250   Alcan, Inc..................      46,900
  3,356   Alcoa, Inc..................     111,251
    300   Allegheny Technologies, Inc.       4,740
    550   Freeport-McMoRan Copper
          & Gold, Inc., Class B*......       9,817
    700   Inco Ltd.*..................      15,848
    300   Nucor Corp..................      19,512
    350   Phelps Dodge Corp.*.........      14,420

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
    385   United States Steel Corp... $     7,658
                                      -----------
                                          230,146
                                      -----------
          Automotive--1.2%
    450   AutoZone, Inc.*............      34,785
    550   Dana Corp..................      10,192
  2,200   Delphi Corp................      29,040
  7,147   Ford Motor Co..............     114,352
  2,200   General Motors Corp........     117,590
  1,200   Harley-Davidson, Inc.......      61,524
    350   Johnson Controls, Inc......      28,564
    250   Navistar International
          Corp.*.....................       8,000
    475   PACCAR, Inc................      21,085
    500   TRW, Inc...................      28,490
    489   Visteon Corp...............       6,944
                                      -----------
                                          460,566
                                      -----------
          Banking and Finance--7.7%
  1,400   AmSouth Bancorp............      31,332
  6,100   Bank of America Corp.......     429,196
  4,650   Bank One Corp..............     178,932
  1,900   BB&T Corp..................      73,340
    874   Charter One Financial, Inc.      30,048
    700   Comerica, Inc..............      42,980
  2,323   Fifth Third Bancorp........     154,828
    500   First Tennessee National
          Corp.......................      19,150
  4,105   FleetBoston Financial Corp.     132,797
    600   Golden West Financial
          Corp.......................      41,268
    955   Huntington Bancshares, Inc.      18,546
  7,850   J.P. Morgan Chase & Co.....     266,272
  1,650   KeyCorp....................      45,045

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
    850   Marshall & Ilsley Corp..... $    26,290
  1,750   Mellon Financial Corp......      55,002
  2,400   National City Corp.........      79,800
    900   Northern Trust Corp........      39,654
    900   Regions Financial Corp.....      31,635
  1,350   SouthTrust Corp............      35,262
  1,300   State Street Corp..........      58,110
  1,150   SunTrust Banks, Inc........      77,878
  2,850   The Bank of New York Co.,
          Inc........................      96,187
  7,541   U.S. Bancorp...............     176,082
    775   Union Planters Corp........      25,087
  5,400   Wachovia Corp..............     206,172
  3,850   Washington Mutual, Inc.....     142,873
  6,750   Wells Fargo & Co...........     337,905
    350   Zions Bancorp..............      18,235
                                      -----------
                                        2,869,906
                                      -----------
          Beverages, Food and Tobacco--5.6%
    150   Adolph Coors Co............       9,345
  3,450   Anheuser-Busch Cos., Inc...     172,500
  2,533   Archer-Daniels-Midland Co..      32,397
    300   Brown-Forman Corp.,
          Class B....................      20,700
  1,600   Campbell Soup Co...........      44,256
  1,750   Coca-Cola Enterprises, Inc.      38,640
  2,100   ConAgra Foods, Inc.........      58,065
  1,450   General Mills, Inc.........      63,916
  1,400   H.J. Heinz Co..............      57,540
    550   Hershey Foods Corp.........      34,375
  1,600   Kellogg Co.................      57,376
  5,000   McDonald's Corp............     142,250
  6,975   PepsiCo, Inc...............     336,195

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  8,450   Philip Morris Cos., Inc..... $   369,096
    500   SUPERVALU, INC..............      12,265
  9,800   The Coca-Cola Co............     548,800
  1,100   The Pepsi Bottling Group,
          Inc.........................      33,880
    650   UST, Inc....................      22,100
    900   Wm. Wrigley Jr. Co..........      49,815
                                       -----------
                                         2,103,511
                                       -----------
          Biosciences--0.7%
  4,100   Amgen, Inc.*................     171,708
    600   Biogen, Inc.*...............      24,858
    750   Chiron Corp.*...............      26,513
  2,150   Immunex Corp.*..............      48,031
                                       -----------
                                           271,110
                                       -----------
          Building and Building Products--1.3%
    500   Ecolab, Inc.................      23,115
    902   Georgia-Pacific Group.......      22,171
    400   Louisiana-Pacific Corp.*....       4,236
  1,900   Masco Corp..................      51,509
  9,300   The Home Depot, Inc.........     341,589
    600   The Sherwin-Williams Co.....      17,958
    400   Vulcan Materials Co.........      17,520
                                       -----------
                                           478,098
                                       -----------
          Business Equipment and Services--0.3%
    650   Convergys Corp.*............      12,662
    500   Lexmark International, Inc.*      27,200
    950   Pitney Bowes, Inc...........      37,734
  2,800   Xerox Corp.*................      19,516
                                       -----------
                                            97,112
                                       -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Chemicals--1.3%
    900   Air Products and Chemicals,
          Inc........................ $    45,423
    250   Ashland, Inc...............      10,125
  3,900   duPont (E.I.) de Nemours &
          Co.........................     173,160
    300   Eastman Chemical Co........      14,070
    200   Great Lakes Chemical Corp..       5,298
    400   Hercules, Inc.*............       4,640
    700   PPG Industries, Inc........      43,330
    650   Praxair, Inc...............      37,031
    850   Rohm and Haas Co...........      34,416
    300   Sigma-Aldrich Corp.........      15,045
  3,572   The Dow Chemical Co........     122,805
                                      -----------
                                          505,343
                                      -----------
          Communications, Media and
          Entertainment--2.4%
 17,575   AOL Time Warner, Inc.*.....     258,528
  2,400   Clear Channel
          Communications, Inc.*......      76,848
  3,700   Comcast Corp.*.............      88,208
  1,050   Gannett Co., Inc...........      79,695
    200   Meredith Corp..............       7,670
    750   The McGraw-Hill Cos.,
          Inc........................      44,775
    900   Univision Communications,
          Inc.*......................      28,260
  6,970   Viacom, Inc., Class B*.....     309,259
                                      -----------
                                          893,243
                                      -----------
          Computer Services--0.6%
    700   Computer Sciences Corp.*...      33,460
  1,450   Compuware Corp.*...........       8,801

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
  1,900   Electronic Data Systems
          Corp...................... $    70,585
    850   Intuit, Inc.*.............      42,262
  1,300   Network Appliance, Inc.*..      16,172
  1,250   Unisys Corp.*.............      11,250
  2,350   Yahoo!, Inc.*.............      34,686
                                     -----------
                                         217,216
                                     -----------
          Computers--Micro--2.7%
  1,400   Apple Computer, Inc.*.....      24,808
 10,250   Dell Computer Corp.*......     267,935
  1,250   Gateway, Inc.*............       5,550
 11,871   Hewlett-Packard Co........     181,389
  6,750   International Business
          Machines Corp. (IBM)......     486,000
 12,800   Sun Microsystems, Inc.*...      64,128
                                     -----------
                                       1,029,810
                                     -----------
          Computers--Software and
          Peripherals--5.0%
    950   Adobe Systems, Inc........      27,075
    450   Autodesk, Inc.............       5,963
    950   BMC Software, Inc.*.......      15,770
 28,900   Cisco Systems, Inc.*......     403,155
    700   Citrix Systems, Inc.*.....       4,228
  2,250   Computer Associates
          International, Inc........      35,752
  8,750   EMC Corp.*................      66,062
    300   Mercury Interactive Corp.*       6,888
 21,400   Microsoft Corp.*..........   1,170,580
    400   NCR Corp.*................      13,840
    550   NVIDIA Corp.*.............       9,449
  1,000   Parametric Technology
          Corp.*....................       3,430
  1,200   PeopleSoft, Inc.*.........      17,856

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
    750   Rational Software Corp.*.. $     6,157
  1,850   Siebel Systems, Inc.*.....      26,307
  1,600   VERITAS Software Corp.*...      31,664
  1,300   Xilinx, Inc.*.............      29,159
                                     -----------
                                       1,873,335
                                     -----------
          Conglomerates--3.1%
 39,200   General Electric Co.......   1,138,760
    550   Textron, Inc..............      25,795
                                     -----------
                                       1,164,555
                                     -----------
          Consumer Goods and Services--1.1%
    250   American Greetings Corp.*.       4,165
    450   Avery Dennison Corp.......      28,238
    350   Brunswick Corp............       9,800
  4,100   Cendant Corp.*............      65,108
  1,150   Eastman Kodak Co..........      33,545
    600   Fortune Brands, Inc.......      33,600
    650   Hasbro, Inc...............       8,814
  1,700   Mattel, Inc...............      35,836
  3,100   Sara Lee Corp.............      63,984
    200   Tupperware Corp...........       4,158
  2,250   Unilever NV ADR...........     145,800
                                     -----------
                                         433,048
                                     -----------
          Containers and Packaging--0.1%
    250   Ball Corp.................      10,370
    200   Bemis Co., Inc............       9,500
    600   Pactiv Corp.*.............      14,280
    350   Sealed Air Corp.*.........      14,095
                                     -----------
                                          48,245
                                     -----------
          Data Processing Systems--0.8%
  2,450   Automatic Data Processing,
          Inc.......................     106,697

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
  3,000   First Data Corp............ $   111,600
    750   Fiserv, Inc.*..............      27,532
  1,475   Paychex, Inc...............      46,153
                                      -----------
                                          291,982
                                      -----------
          Education--0.1%
    700   Apollo Group, Inc.*........      27,594
                                      -----------
          Electronic Equipment and
          Components--3.7%
  1,300   Advanced Micro Devices,
          Inc.*......................      12,636
  1,833   Agilent Technologies, Inc.*      43,350
  1,500   Altera Corp.*..............      20,400
    750   American Power Conversion
          Corp.*.....................       9,472
  1,450   Analog Devices, Inc.*......      43,065
  6,450   Applied Materials, Inc.*...     122,679
  1,150   Applied Micro Circuits
          Corp.*.....................       5,439
    350   Cooper Industries, Ltd.....      13,755
  1,650   Emerson Electric Co........      88,292
 26,350   Intel Corp.................     481,415
    375   International Game
          Technology*................      21,263
    750   Jabil Circuit, Inc.*.......      15,832
    750   KLA-Tencor Corp.*..........      32,993
  1,250   Linear Technology Corp.....      39,287
  1,450   LSI Logic Corp.*...........      12,688
  1,300   Maxim Integrated Products,
          Inc.*......................      49,829
  2,350   Micron Technology, Inc.*...      47,517
    750   Molex, Inc.................      25,148
    700   National Semiconductor
          Corp.*.....................      20,419

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
    550   Novellus Systems, Inc.*.. $    18,700
  2,243   Palm, Inc.*..............       3,948
    650   PMC--Sierra, Inc.*.......       6,025
    300   Power-One, Inc.*.........       1,866
    350   QLogic Corp.*............      13,335
    700   Rockwell Automation, Inc.      13,986
  2,050   Sanmina-SCI Corp.*.......      12,935
  3,200   Solectron Corp.*.........      19,680
    900   Symbol Technologies, Inc.       7,650
    350   Tektronix, Inc.*.........       6,549
    700   Teradyne, Inc.*..........      16,450
  6,850   Texas Instruments, Inc...     162,345
    200   Thomas & Betts Corp.*....       3,720
    750   Vitesse Semiconductor
          Corp.*...................       2,333
                                    -----------
                                      1,395,001
                                    -----------
          Financial Services--7.5%
    450   Ambac Financial Group,
          Inc......................      30,240
  5,250   American Express Co......     190,680
    900   Capital One Financial
          Corp.....................      54,945
 20,326   Citigroup, Inc...........     787,632
  2,000   Concord EFS, Inc.*.......      60,280
    500   Countrywide Credit
          Industries, Inc..........      24,125
    250   Deluxe Corp..............       9,722
    550   Equifax, Inc.............      14,850
  3,950   Fannie Mae...............     291,312
  1,050   Franklin Resources, Inc..      44,772
  2,750   Freddie Mac..............     168,300
    750   H&R Block, Inc...........      34,612

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
  1,800   Household International,
          Inc........................ $    89,460
  1,150   John Hancock Financial
          Services, Inc..............      40,480
    950   Lehman Brothers Holdings,
          Inc........................      59,394
  1,100   Marsh & McLennan Cos.,
          Inc........................     106,260
    575   MBIA, Inc..................      32,505
  3,350   MBNA Corp..................     110,785
  3,400   Merrill Lynch & Co., Inc...     137,700
    450   MGIC Investment Corp.......      30,510
    600   Moody's Corp...............      29,850
  4,350   Morgan Stanley.............     187,398
  1,150   PNC Financial Services
          Group......................      60,122
  1,100   Providian Financial Corp.*.       6,468
    650   SLM Corp...................      62,985
    850   Stilwell Financial, Inc....      15,470
  1,150   Synovus Financial Corp.....      31,648
    500   T. Rowe Price Group, Inc...      16,440
    400   The Bear Stearns Cos., Inc.      24,480
  5,400   The Charles Schwab Corp....      60,480
                                      -----------
                                        2,813,905
                                      -----------
          Forest and Paper Products--0.6%
    250   Boise Cascade Corp.........       8,633
  1,885   International Paper Co.....      82,148
    791   MeadWestvaco Corp..........      26,546
    700   Plum Creek Timber Co.,
          Inc........................      21,490
    200   Temple-Inland, Inc.........      11,572
    850   Weyerhaeuser Co............      54,273
                                      -----------
                                          204,662
                                      -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Health Care Products and Services--6.2%
  6,150   Abbott Laboratories........ $   231,547
    500   Allergan, Inc..............      33,375
    800   Applera Corp.--Applied
          Biosystems Group...........      15,592
    200   Bausch & Lomb, Inc.........       6,770
  2,400   Baxter International, Inc..     106,680
  1,000   Becton, Dickinson & Co.....      34,450
  1,062   Biomet, Inc................      28,801
  1,600   Boston Scientific Corp.*...      46,912
    200   C. R. Bard, Inc............      11,316
  1,775   Cardinal Health, Inc.......     109,003
    800   Genzyme Corp.*.............      15,392
  1,200   Guidant Corp.*.............      36,276
  2,050   HCA, Inc...................      97,375
    950   Health Management
          Associates, Inc.*..........      19,143
  1,550   HEALTHSOUTH Corp.*.........      19,824
    650   Humana, Inc.*..............      10,160
  1,100   IMS Health, Inc............      19,745
 11,892   Johnson & Johnson..........     621,476
    400   Manor Care, Inc.*..........       9,200
  1,150   McKesson Corp..............      37,605
  4,800   Medtronic, Inc.............     205,680
    450   Quintiles Transnational
          Corp.*.....................       5,621
    350   St. Jude Medical, Inc.*....      25,848
    800   Stryker Corp...............      42,808
  1,300   Tenet Healthcare Corp.*....      93,015
  1,250   UnitedHealth Group, Inc....     114,437
    600   WellPoint Health Networks,
          Inc.*......................      46,686
  5,250   Wyeth......................     268,800

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
     740  Zimmer Holdings, Inc.*...... $    26,388
                                       -----------
                                         2,339,925
                                       -----------
          Homebuilders--0.1%
     250  Centex Corp.................      14,447
     200  KB HOME.....................      10,302
     250  Pulte Homes, Inc............      14,370
                                       -----------
                                            39,119
                                       -----------
          Hotels and Gaming--0.3%
     450  Harrah's Entertainment,
          Inc.*.......................      19,958
   1,450  Hilton Hotels Corp..........      20,155
     950  Marriott International, Inc.      36,148
     800  Starwood Hotels & Resorts
          Worldwide, Inc..............      26,312
                                       -----------
                                           102,573
                                       -----------
          Household and Personal Care
          Products--2.6%
     250  Alberto-Culver Co.,
          Class B.....................      11,950
     950  Avon Products, Inc..........      49,628
   2,150  Colgate-Palmolive Co........     107,608
     350  International Flavors &
          Fragrances, Inc.............      11,371
   2,050  Kimberly-Clark Corp.........     127,100
     750  Leggett & Platt, Inc........      17,550
     300  Maytag Corp.................      12,795
     900  The Clorox Co...............      37,215
   4,150  The Gillette Co.............     140,561
   5,150  The Procter & Gamble Co.....     459,895
     300  Whirlpool Corp..............      19,608
                                       -----------
                                           995,281
                                       -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Human Resources--0.0%
    700   Robert Half International,
          Inc.*..................... $    16,310
                                     -----------
          Insurance--4.1%
  1,050   ACE Ltd...................      33,180
    600   Aetna, Inc................      28,782
  2,050   AFLAC, Inc................      65,600
 10,300   American International
          Group, Inc................     702,769
  1,050   Aon Corp..................      30,954
    550   CIGNA Corp................      53,581
    650   Cincinnati Financial Corp.      30,245
  1,350   Conseco, Inc.*............       2,700
    575   Jefferson-Pilot Corp......      27,025
    750   Lincoln National Corp.....      31,500
    750   Loews Corp................      39,743
  2,800   MetLife, Inc..............      80,640
    500   SAFECO Corp...............      15,445
  2,800   The Allstate Corp.........     103,544
    700   The Chubb Corp............      49,560
  1,000   The Hartford Financial
          Services Group, Inc.......      59,470
    900   The Progressive Corp......      52,065
    800   The St. Paul Cos., Inc....      31,136
    500   Torchmark Corp............      19,100
    950   UnumProvident Corp........      24,177
    550   XL Capital Ltd............      46,585
                                     -----------
                                       1,527,801
                                     -----------
          Machinery and Engineering--0.5%
  1,350   Caterpillar, Inc..........      66,083
    150   Cummins, Inc..............       4,965
    950   Deere & Co................      45,505
    300   Eaton Corp................      21,825

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
    300   Fluor Corp............... $    11,685
    650   Ingersoll-Rand Co........      29,679
                                    -----------
                                        179,742
                                    -----------
          Manufacturing--2.0%
  1,550   3M Co....................     190,650
    300   American Standard Cos.,
          Inc.*....................      22,530
    700   Cintas Corp..............      34,601
    200   Crane Co.................       5,076
    600   Danaher Corp.............      39,810
    800   Dover Corp...............      28,000
  3,250   Honeywell International,
          Inc......................     114,497
  1,200   Illinois Tool Works, Inc.      81,960
    350   ITT Industries, Inc......      24,710
  1,050   Newell Rubbermaid, Inc...      36,813
    450   Pall Corp................       9,338
    450   Parker-Hannifin Corp.....      21,505
  7,860   Tyco International Ltd...     106,189
    500   Waters Corp.*............      13,350
    300   Worthington Industries,
          Inc......................       5,430
                                    -----------
                                        734,459
                                    -----------
          Mining--0.2%
  2,091   Barrick Gold Corp........      39,708
  1,550   Newmont Mining Corp......      40,812
  1,300   Placer Dome, Inc.........      14,573
                                    -----------
                                         95,093
                                    -----------
          Networking Products--0.6%
  1,650   CIENA Corp.*.............       6,913
  1,400   Novell, Inc.*............       4,494

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
 21,650   Oracle Corp.*............. $   205,025
                                     -----------
                                         216,432
                                     -----------
          Oil and Gas--7.5%
    350   Amerada Hess Corp.........      28,875
    963   Anadarko Petroleum Corp...      47,476
    585   Apache Corp...............      33,626
  1,350   Baker Hughes, Inc.........      44,941
    600   BJ Services Co............      20,328
    800   Burlington Resources, Inc.      30,400
  4,208   ChevronTexaco Corp........     372,408
  2,450   Conoco, Inc...............      68,110
    600   Devon Energy Corp.........      29,568
  1,400   Dynegy, Inc...............      10,080
  2,280   El Paso Corp..............      46,991
    500   Engelhard Corp............      14,160
    450   EOG Resources, Inc........      17,865
 26,750   Exxon Mobil Corp..........   1,094,610
  1,700   Halliburton Co............      27,098
    400   Kerr-McGee Corp...........      21,420
  1,200   Marathon Oil Corp.........      32,544
    200   McDermott International,
          Inc.*.....................       1,620
    550   Nabors Industries, Ltd.*..      19,415
    200   NICOR, Inc................       9,150
    550   Noble Corp.*..............      21,230
  1,450   Occidental Petroleum
          Corp......................      43,486
    150   Peoples Energy Corp.......       5,469
  1,540   Phillips Petroleum Co.....      90,675
    350   Rowan Cos., Inc.*.........       7,508
  8,400   Royal Dutch Petroleum
          Co........................     464,268
  2,300   Schlumberger Ltd..........     106,950

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
    800   Sempra Energy.............. $    17,704
    300   Sunoco, Inc................      10,689
  2,000   The Williams Cos., Inc.....      11,980
  1,250   Transocean, Inc............      38,937
    950   Unocal Corp................      35,093
                                      -----------
                                        2,824,674
                                      -----------
          Pharmaceuticals--6.0%
    450   AmerisourceBergen Corp.....      34,200
  7,650   Bristol-Myers Squibb Co....     196,605
  4,450   Eli Lilly & Co.............     250,980
    700   Forest Laboratories, Inc.*.      49,560
    966   King Pharmaceuticals, Inc.*      21,494
    985   MedImmune, Inc.*...........      26,004
  8,950   Merck & Co., Inc...........     453,228
 24,625   Pfizer, Inc................     861,875
  5,100   Pharmacia Corp.............     190,995
  5,750   Schering-Plough Corp.......     141,450
    400   Watson Pharmaceuticals,
          Inc.*......................      10,108
                                      -----------
                                        2,236,499
                                      -----------
          Publishing--0.4%
    350   Dow Jones & Co., Inc.......      16,958
    350   Knight-Ridder, Inc.........      22,032
    450   R. R. Donnelley & Sons
          Co.........................      12,398
    600   The New York Times Co......      30,900
  1,175   Tribune Co.................      51,112
                                      -----------
                                          133,400
                                      -----------
          Real Estate Investment Trusts--0.3%
  1,650   Equity Office Properties
          Trust......................      49,665
  1,100   Equity Residential.........      31,625

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
    700   Simon Property Group, Inc... $    25,788
                                       -----------
                                           107,078
                                       -----------
          Resorts and Entertainment--0.4%
  8,050   The Walt Disney Co..........     152,145
                                       -----------
          Retail--Apparel and Shoes--0.6%
    500   Jones Apparel Group, Inc.*..      18,750
  2,050   Limited Brands..............      43,665
    400   Liz Claiborne, Inc..........      12,720
  1,050   NIKE, Inc., Class B.........      56,332
    500   Nordstrom, Inc..............      11,325
    250   Reebok International Ltd.*..       7,375
  3,400   The GAP, Inc................      48,280
    450   V.F. Corp...................      17,644
                                       -----------
                                           216,091
                                       -----------
          Retail and Wholesale Distribution--0.3%
    700   Genuine Parts Co............      24,409
  2,600   SYSCO Corp..................      70,772
    350   W.W. Grainger, Inc..........      17,535
                                       -----------
                                           112,716
                                       -----------
          Retail--Department Stores--0.7%
    300   Dillard's, Inc..............       7,887
    800   Federated Department Stores,
          Inc.*.......................      31,760
  1,050   J. C. Penney Co., Inc.
          (Holding Co.)...............      23,121
  1,350   Kohl's Corp.*...............      94,608
  1,250   Sears, Roebuck & Co.........      67,875
  1,150   The May Department Stores
          Co..........................      37,870
                                       -----------
                                           263,121
                                       -----------

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Retail--Discount Stores--3.4%
    450   Big Lots, Inc.*............. $     8,856
  1,800   Costco Wholesale Corp.*.....      69,516
  1,312   Dollar General Corp.........      24,967
    700   Family Dollar Stores, Inc...      24,675
  3,600   Target Corp.................     137,160
  2,100   The TJX Cos., Inc...........      41,181
 17,550   Wal-Mart Stores, Inc........     965,425
                                       -----------
                                         1,271,780
                                       -----------
          Retail--Food Stores--0.5%
  1,600   Albertson's, Inc............      48,736
  1,900   Safeway, Inc.*..............      55,461
  3,100   The Kroger Co...............      61,690
    550   Winn-Dixie Stores, Inc......       8,574
                                       -----------
                                           174,461
                                       -----------
          Retail--Restaurants--0.3%
    650   Darden Restaurants, Inc.....      16,055
  1,500   Starbucks Corp.*............      37,275
    450   Wendy's International, Inc..      17,923
  1,150   Yum! Brands, Inc.*..........      33,638
                                       -----------
                                           104,891
                                       -----------
          Retail--Specialty Stores--1.5%
  1,150   Bed Bath & Beyond, Inc.*....      43,401
  1,250   Best Buy Co., Inc.*.........      45,375
    800   Circuit City Stores--Circuit
          City Group..................      15,000
  1,550   CVS Corp....................      47,430
  3,050   Lowe's Cos., Inc............     138,470
  1,200   Office Depot, Inc.*.........      20,160
    700   RadioShack Corp.............      21,042
  1,800   Staples, Inc.*..............      35,460
    550   Tiffany & Co................      19,360

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
    800   Toys "R" Us, Inc.*........ $    13,976
  4,050   Walgreen Co...............     156,452
                                     -----------
                                         556,126
                                     -----------
          Telecommunications--4.8%
  3,100   ADC Telecommunications,
          Inc.*.....................       7,099
  1,250   ALLTEL Corp...............      58,750
    350   Andrew Corp.*.............       5,016
 14,948   AT&T Corp.................     159,944
 10,649   AT&T Wireless Services,
          Inc.*.....................      62,297
  1,387   Avaya, Inc.*..............       6,866
  7,400   BellSouth Corp............     233,100
  1,050   Broadcom Corp.*...........      18,417
    550   CenturyTel, Inc...........      16,225
  1,100   Citizens Communications
          Co.*......................       9,196
    700   Comverse Technology,
          Inc.*.....................       6,482
  3,750   Corning, Inc.*............      13,312
  5,350   JDS Uniphase Corp.*.......      14,285
 13,500   Lucent Technologies, Inc.*      22,410
  8,950   Motorola, Inc.............     129,059
  3,200   Nextel Communications,
          Inc.*.....................      10,272
 15,100   Nortel Networks Corp.*....      21,895
  3,050   QUALCOMM, Inc.*...........      83,844
  6,609   Qwest Communications
          International, Inc.*......      18,505
 13,200   SBC Communications, Inc...     402,600
    600   Scientific-Atlanta, Inc...       9,870
  3,500   Sprint Corp...............      37,135
  3,900   Sprint Corp. (PCS Group)*.      17,433

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  1,600   Tellabs, Inc.*.............. $     9,920
 10,766   Verizon Communications,
          Inc.........................     432,255
                                       -----------
                                         1,806,187
                                       -----------
          Tire and Rubber--0.0%
    250   Cooper Tire & Rubber Co.....       5,138
    600   The Goodyear Tire &
          Rubber Co...................      11,226
                                       -----------
                                            16,364
                                       -----------
          Tools and Instruments--0.2%
    200   Millipore Corp.*............       6,396
    450   PerkinElmer, Inc............       4,973
    200   Snap-on, Inc................       5,938
    300   The Black & Decker Corp.....      14,460
    350   The Stanley Works...........      14,353
    650   Thermo Electron Corp.*......      10,725
                                       -----------
                                            56,845
                                       -----------
          Transportation--0.6%
  1,500   Burlington Northern Santa Fe
          Corp........................      45,000
    850   CSX Corp....................      29,793
  1,200   FedEx Corp..................      64,080
  1,500   Norfolk Southern Corp.......      35,070
    250   Ryder System, Inc...........       6,772
  1,000   Union Pacific Corp..........      63,280
                                       -----------
                                           243,995
                                       -----------
          Travel Services--0.2%
  2,300   Carnival Corp...............      63,687
    580   Sabre Holdings Corp.*.......      20,764
                                       -----------
                                            84,451
                                       -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Utilities--Gas and Electric--2.7%
    500   Allegheny Energy, Inc....... $    12,875
    550   Ameren Corp.................      23,656
  1,330   American Electric Power Co.,
          Inc.........................      53,227
  1,450   Calpine Corp.*..............      10,193
    650   Cinergy Corp................      23,393
    500   CMS Energy Corp.............       5,490
    850   Consolidated Edison, Inc....      35,487
    650   Constellation Energy Group,
          Inc.........................      19,071
  1,100   Dominion Resources, Inc.....      72,820
    650   DTE Energy Co...............      29,016
  3,250   Duke Energy Corp.*..........     101,075
  1,250   Edison International*.......      21,250
    900   Entergy Corp................      38,196
  1,281   Exelon Corp.................      66,996
  1,148   FirstEnergy Corp............      38,320
    700   FPL Group, Inc..............      41,993
    550   KeySpan Corp................      20,708
    500   Kinder Morgan, Inc..........      19,010
  1,546   Mirant Corp.*...............      11,286
    807   NiSource, Inc...............      17,617
  1,500   PG&E Corp.*.................      26,835
    350   Pinnacle West Capital Corp..      13,825
    600   PPL Corp....................      19,848
    150   Progress Energy, Inc.*(a)...          68
    891   Progress Energy, Inc........      46,341
    800   Public Service Enterprise
          Group, Inc..................      34,640
  1,150   Reliant Energy, Inc.........      19,435
    600   TECO Energy, Inc............      14,850
  2,100   The AES Corp.*..............      11,382

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
   2,750  The Southern Co............. $    75,350
   1,050  TXU Corp....................      54,127
   1,527  Xcel Energy, Inc............      25,608
                                       -----------
                                         1,003,988
                                       -----------
          Waste Management--0.2%
     750  Allied Waste Industries,
          Inc.*.......................       7,200
   2,450  Waste Management, Inc.......      63,823
                                       -----------
                                            71,023
                                       -----------
          Total Common Stocks
          (Cost $43,409,395)..........  35,882,685
                                       -----------
          Exchange Traded Funds--2.3%
   8,708  Standard & Poor's Depositary
          Receipts Trust Series I
          (Cost $935,523).............     861,744
                                       -----------
Principal
 Amount
---------
          United States Government
          Agencies & Obligations--0.3%
          United States Treasury Bills--0.3%
$115,000  1.675%, 7/11/02+
          (Cost $114,946).............     114,950
                                       -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                     Value
---------                                -----------
          Money Market Fund--1.8%
 682,473  ACM Institutional Reserves
          (Prime Portfolio), 1.72% (b)
          (Cost $682,473)............... $   682,473
                                         -----------
          Total Investments
          (Cost $45,142,337) (c)--
          100.1%........................  37,541,852
          Liabilities in excess of other
          assets--(0.1%)................     (22,216)
                                         -----------
          Net Assets--100.0%............ $37,519,636
                                         -----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Contingent Value Obligation.
(b)Represents annualized 7 day yield at June 30, 2002.
(c)The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2002, net unrealized depreciation was $7,600,485 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,194,276 and aggregate gross unrealized depreciation of $8,794,761.
+ Coupon rate represents discounted rate at time of purchase for United States Treasury Bills.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

          Assets:
            Investments at market value,
             (Cost $45,142,337)........................  $37,541,852
            Receivables:
             Dividends.................................       53,457
             Due from Advisor..........................       12,995
             Variation margin receivable...............       12,290
             Capital stock sold........................        8,972
             Investments sold..........................        3,165
             Interest..................................        1,774
            Other assets...............................        3,964
                                                        ------------
             Total Assets..............................   37,638,469
                                                        ------------
          Liabilities:
            Payables:
             Investments purchased.....................       50,551
             Services provided by The Bank of New
              York and Administrator...................       43,266
             Capital stock repurchased.................          582
            Accrued expenses and other liabilities.....       24,434
                                                        ------------
             Total Liabilities.........................      118,833
                                                        ------------
          Net Assets:..................................  $37,519,636
                                                        ------------
          Sources of Net Assets:
            Capital stock @ par........................ $      5,556
            Capital surplus............................   47,492,864
            Undistributed net investment income........       21,151
            Accumulated net realized loss on
             investments and futures...................   (2,376,860)
            Net unrealized depreciation on investments
             and futures...............................   (7,623,075)
                                                        ------------
          Net Assets...................................  $37,519,636
                                                        ------------
          Institutional Shares:
            Net assets................................. $ 37,519,636
                                                        ------------
            Shares outstanding.........................    5,555,530
                                                        ------------
            Net asset value, offering price and
             repurchase price per share................ $       6.75
                                                        ------------
          Institutional Shares authorized @ $.001 par
           value.......................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $1,494)................................. $   258,463
            Interest....................................       8,072
                                                         -----------
             Total Income...............................     266,535
                                                         -----------
          Expenses:
            Advisory....................................      44,958
            Administration..............................      35,967
            Accounting services.........................      29,778
            Custodian...................................      26,269
            Registration and filings....................      17,514
            Audit.......................................      12,001
            Transfer agent..............................      11,625
            Directors...................................       7,247
            Cash management.............................         351
            Reports to shareholders.....................         195
            Other.......................................       9,165
                                                         -----------
             Total Expenses.............................     195,070
            Fees waived by The Bank of New York
             (Note 3)...................................    (132,436)
                                                         -----------
             Net Expenses...............................      62,634
                                                         -----------
             Net Investment Income......................     203,901
                                                         -----------
          Realized and Unrealized Loss on
           Investments
            Net realized loss on:
             Investments................................    (241,011)
             Futures....................................     (89,868)
                                                         -----------
            Net realized loss on investments and
             futures....................................    (330,879)
                                                         -----------
            Increase in unrealized depreciation on:
             Investments................................  (5,377,253)
             Futures....................................     (25,290)
                                                         -----------
            Net unrealized loss on investments and
             futures during the period..................  (5,402,543)
                                                         -----------
            Net realized and unrealized loss on
             investments and futures....................  (5,733,422)
                                                         -----------
            Net decrease in net assets resulting from
             operations................................. $(5,529,521)
                                                         -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statements of Changes in Net Assets

                                                                               Six Months Ended
                                                                                June 30, 2002      Year ended
                                                                                 (Unaudited)    December 31, 2001
                                                                               ---------------- -----------------
Operations:
  Net investment income.......................................................   $   203,901      $    240,228
  Net realized loss on investments and futures................................      (330,879)       (1,964,524)
  Increase in unrealized depreciation on investments and futures during the
   period.....................................................................    (5,402,543)         (471,140)
                                                                                 -----------      ------------
   Net decrease in net assets resulting from operations.......................    (5,529,521)       (2,195,436)
                                                                                 -----------      ------------
Dividends And Distributions To Shareholders:
  Dividends from net investment income: Institutional Shares..................      (191,426)         (232,305)
  Distributions from capital gains: Institutional Shares......................            --           (62,348)
                                                                                 -----------      ------------
                                                                                    (191,426)         (294,653)
                                                                                 -----------      ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares......................    19,252,527        23,252,819
  Proceeds from shares issued on reinvestment of dividends and distributions:
   Institutional Shares.......................................................       149,327           272,297
  Value of capital stock repurchased: Institutional Shares....................    (3,540,852)      (11,373,699)
                                                                                 -----------      ------------
   Net increase in net assets resulting from capital stock transactions.......    15,861,002        12,151,417
                                                                                 -----------      ------------
   Increase in Net Assets.....................................................    10,140,055         9,661,328
Net Assets:
  Beginning of year...........................................................    27,379,581        17,718,253
                                                                                 -----------      ------------
  End of period (includes undistributed net investment income of $21,151 at
   June 30, 2002 and $8,676 at December 31, 2001).............................   $37,519,636      $ 27,379,581
                                                                                 -----------      ------------
Changes In Capital Stock Outstanding:
  Shares sold: Institutional Shares...........................................     2,522,740         2,852,286
  Shares issued on reinvestment of dividends and distributions:
   Institutional Shares.......................................................        20,485            34,906
  Shares repurchased: Institutional Shares....................................      (485,319)       (1,343,419)
                                                                                 -----------      ------------
   Net increase...............................................................     2,057,906         1,543,773
  Shares outstanding, beginning of year.......................................     3,497,624         1,953,851
                                                                                 -----------      ------------
  Shares outstanding, end of period...........................................     5,555,530         3,497,624
                                                                                 -----------      ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Financial Highlights

                                                            Institutional Shares
                                            ------------------------------------------------
                                                                                For the period
                                            Six Months ended                    April 28, 2000*
                                             June 30, 2002      Year ended          through
                                              (Unaudited)    December 31, 2001 December 31, 2000
                                            ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....     $  7.83           $  9.07           $ 10.00
                                                -------           -------           -------
Gain (loss) from investment operations
Net investment income......................        0.04              0.09              0.07
Net realized and unrealized loss on
  investments..............................       (1.08)            (1.21)            (0.94)
                                                -------           -------           -------
 Total from investment operations..........       (1.04)            (1.12)            (0.87)
                                                -------           -------           -------
Dividends and distributions
Dividends from net investment income.......       (0.04)            (0.09)            (0.06)
Distributions from capital gains...........          --             (0.03)               --
                                                -------           -------           -------
 Total dividends and distributions.........       (0.04)            (0.12)            (0.06)
                                                -------           -------           -------
Net asset value at end of period...........     $  6.75           $  7.83           $  9.07
                                                -------           -------           -------
TOTAL RETURN:..............................      (13.37)%**        (12.44)%           (8.72)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $37,520           $27,380           $17,718
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.35%***          0.35%             0.35%***
 Expenses, prior to waiver from The Bank
   of New York.............................        1.05%***          1.59%             1.91%***
 Net investment income, net of waiver from
   The Bank of New York....................        1.13%***          1.09%             1.00%***
Portfolio turnover rate....................          22%               94%               33%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Number of
 Shares                             US$ Value
---------                          ------------
          Common Stocks--86.9%
          Australia--6.2%
1,543,732 Adelaide Brighton Ltd... $    632,571
  139,808 BHP Billiton Ltd........      808,320
  596,104 Coates Hire Ltd.........      786,329
   61,611 Commonwealth Bank of
          Australia...............    1,138,844
   46,312 Foodland Associated Ltd.      491,326
   86,833 National Australia Bank
          Ltd.....................    1,725,450
  541,819 National Telecoms Group
          Ltd.....................      495,742
  146,500 Newcrest Mining Ltd.....      623,334
1,107,900 Pasminco Ltd.* (a)......            0
  303,736 Qantas Airways Ltd......      784,275
  118,897 Sons of Gwalia Ltd......      403,776
   99,190 The News Corp. Ltd......      538,961
  471,239 United Group Ltd........      793,554
  120,755 WMC Ltd.................      616,145
   69,034 Woodside Petroleum Ltd..      525,844
                                   ------------
                                     10,364,471
                                   ------------
          Belgium--1.4%
  107,713 Dexia...................    1,666,861
   32,687 Fortis..................      699,836
                                   ------------
                                      2,366,697
                                   ------------
          Finland--0.4%
   48,085 Nokia Corp..............      703,752
                                   ------------
          France--8.8%
  116,404 Alcatel SA..............      809,287
   12,078 Altran Technologies SA..      351,867
   46,186 BNP Paribas SA..........    2,554,233
   13,634 Carrefour SA............      737,846

Number of
 Shares                                US$ Value
---------                             ------------
          Common Stocks (Continued)
   44,000 Compagnie de
          Saint-Gobain............... $  1,974,916
   50,000 France Telecom SA..........      465,633
   19,941 Lafarge SA.................    1,988,980
   10,582 Renault SA.................      494,823
   23,351 TotalFinaElf SA............    3,791,136
    9,000 Vinci SA...................      610,162
   46,246 Vivendi Universal SA.......      999,272
                                      ------------
                                        14,778,155
                                      ------------
          Germany--4.6%
    2,350 Allianz AG.................      470,650
   43,326 BASF AG....................    2,008,844
   35,300 Bayerische Motoren Werke
          (BMW) AG...................    1,455,436
   35,417 E.On AG....................    2,063,602
   17,379 SAP AG.....................    1,703,403
                                      ------------
                                         7,701,935
                                      ------------
          Hong Kong--2.0%
   45,000 Cheung Kong (Holdings)
          Ltd........................      375,000
  418,000 Esprit Holdings Ltd........      801,166
   52,800 Hang Seng Bank Ltd.........      565,231
  121,000 Hong Kong Electric Holdings
          Ltd........................      452,199
   68,200 Hutchison Whampoa Ltd......      509,314
   84,000 Sun Hung Kai Properties
          Ltd........................      638,077
                                      ------------
                                         3,340,987
                                      ------------
          Ireland--1.9%
   94,007 Allied Irish Banks PLC.....    1,248,661

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                   US$ Value
---------                                ------------
          Common Stocks (Continued)
  152,963 Bank of Ireland............... $  1,904,862
                                         ------------
                                            3,153,523
                                         ------------
          Italy--1.5%
  110,000 Eni SpA.......................    1,748,963
  108,131 Telecom Italia SpA............      846,809
                                         ------------
                                            2,595,772
                                         ------------
          Japan--23.7%
   35,000 Aeon Co. Ltd..................      934,424
   81,000 Ajinomoto Co., Inc............      869,064
   45,000 Canon, Inc....................    1,700,734
   35,000 Daikin Industries Ltd.........      640,956
   23,000 Eisai Co. Ltd.................      591,023
   11,900 Fanuc Ltd.....................      597,681
  102,000 Hitachi Ltd...................      659,520
   23,100 Honda Motor Co. Ltd...........      936,643
    8,700 Hoya Corp.....................      632,938
   54,000 Isetan Co. Ltd................      545,136
   14,000 Ito-Yokado Co. Ltd............      700,818
   44,000 Kao Corp......................    1,013,182
      208 KDDI Corp.....................      642,082
   54,000 Matsushita Electric Industrial
          Co. Ltd.......................      736,609
       79 Millea Holdings, Inc.*........      648,557
   98,000 Mitsubishi Corp...............      708,877
      170 Mitsubishi Tokyo Financial
          Group, Inc....................    1,146,004
  118,000 Mitsui & Co. Ltd..............      789,555
  115,000 Mitsui Chemicals, Inc.........      574,712
   69,000 NEC Corp......................      480,110
    3,800 Nintendo Co. Ltd..............      559,570
  393,000 Nippon Steel Corp.............      613,140
      120 Nippon Unipac Holding.........      742,867

Number of
 Shares                                 US$ Value
---------                              ------------
          Common Stocks (Continued)
  180,000 Nippon Yusen Kabushiki
          Kaisha...................... $    620,224
  203,000 Nissan Motor Co. Ltd........    1,405,723
  108,000 Nomura Holdings, Inc........    1,585,850
    4,800 Nomura Research Institute
          Ltd.........................      659,970
      472 NTT DoCoMo, Inc.............    1,161,689
   30,300 Pioneer Corp................      542,245
   13,600 Promise Co. Ltd.............      685,333
   27,000 Ricoh Co. Ltd...............      467,420
    6,300 Rohm Co. Ltd................      940,322
  170,000 Sanyo Electric Co. Ltd......      741,782
   12,500 Secom Co. Ltd...............      613,215
   25,300 Sega Corp.*.................      607,909
   84,000 Sekisui House Ltd...........      617,420
   25,200 Shin-Etsu Chemical Co.
          Ltd.........................    1,082,763
    5,100 SMC Corp....................      602,928
   26,600 Sony Corp...................    1,404,789
  144,000 Sumitomo Chemical Co.
          Ltd.........................      654,764
   83,000 Sumitomo Electric Industries
          Ltd.........................      575,446
  187,000 Sumitomo Mitsui Banking
          Corp........................      912,690
   41,000 Takeda Chemical Industries
          Ltd.........................    1,799,266
  173,000 Teijin Ltd..................      588,887
  114,000 The Sumitomo Trust &
          Banking Co. Ltd.............      547,839
   48,100 The Tokyo Electric Power
          Co., Inc....................      989,208
  130,000 Toshiba Corp................      529,284

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                              US$ Value
---------                           ------------
          Common Stocks (Continued)
   57,200 Toyota Motor Corp........ $  1,517,571
   35,000 Yamato Transport Co. Ltd.      638,036
                                    ------------
                                      39,956,775
                                    ------------
          Netherlands--4.8%
   15,007 Akzo Nobel NV............      653,425
   35,563 DSM NV...................    1,650,311
   16,998 Gucci Group NV...........    1,594,717
   75,296 Royal Dutch Petroleum
          Co.......................    4,193,852
                                    ------------
                                       8,092,305
                                    ------------
          Singapore--1.3%
  235,000 Keppel Corp. Ltd.........      547,996
   62,000 NatSteel Ltd.............       60,007
  107,000 Oversea-Chinese Banking
          Corp. Ltd................      708,569
  981,000 Parkway Holdings Ltd.....      480,284
  306,000 United Overseas Land Ltd.      311,750
                                    ------------
                                       2,108,606
                                    ------------
          Spain--1.5%
   57,647 Banco Popular Espanol SA.    2,548,742
                                    ------------
          Sweden--1.2%
   56,900 Atlas Copco AB, B Shares.    1,281,573
   39,781 Securitas AB, B Shares...      818,085
                                    ------------
                                       2,099,658
                                    ------------
          Switzerland--6.2%
   33,682 Compagnie Financiere
          Richemont AG.............      766,066
   14,020 Nestle SA................    3,268,790
  108,333 Novartis AG..............    4,764,090

Number of
 Shares                              US$ Value
---------                           ------------
          Common Stocks (Continued)
   21,164 Roche Holding AG-
          Genusshein............... $  1,599,778
                                    ------------
                                      10,398,724
                                    ------------
          United Kingdom--21.4%
  113,491 Alliance & Leicester PLC.    1,431,395
   21,007 AstraZeneca PLC..........      869,608
  355,648 BAE SYSTEMS PLC..........    1,815,913
  600,000 BP PLC...................    5,038,866
  648,059 BT Group PLC.............    2,489,116
  352,990 Centrica PLC.............    1,092,165
  273,561 Compass Group PLC........    1,659,462
  120,000 Debenhams PLC............      609,968
  174,335 Diageo PLC...............    2,263,884
   50,000 GlaxoSmithKline PLC......    1,080,628
   50,000 GUS PLC..................      458,390
  500,000 Legal & General Group
          PLC......................      996,418
  127,049 Reckitt Benckiser PLC....    2,279,175
  146,455 Reed Elsevier PLC........    1,390,664
  101,374 Rio Tinto PLC............    1,855,665
   56,488 Royal Bank of Scotland
          Group PLC................    1,601,397
  188,245 Sainsbury (J) PLC........    1,020,701
  300,000 Shell Transport & Trading
          Co. PLC..................    2,265,661
  654,875 Tesco PLC................    2,380,547
2,507,378 Vodafone Group PLC.......    3,439,476
                                    ------------
                                      36,039,099
                                    ------------
          Total Common Stocks
          (Cost $145,289,742)......  146,249,201
                                    ------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                    US$ Value
---------                                 ------------
          Exchange Traded Funds--2.7%
          Ireland--2.7%
  150,000 STOXX 50 LDRS
          (Cost $4,459,026).............. $  4,586,214
                                          ------------
          Total Investments
          (Cost $149,748,768)(b)--
          89.6%..........................  150,835,415
          Other assets less liabilities--
          10.4%..........................   17,426,808
                                          ------------
          Net Assets--100%............... $168,262,223
                                          ------------

* Non-income producing security.
(a)The security has been placed in voluntary administration. Trading has been suspended since September 20, 2001.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2002 net unrealized apppreciation was $1,086,647 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $8,733,854 and aggregate gross unrealized depreciation of $7,647,207.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification

         June 30, 2002 (Unaudited)

                                                                % of
                                                               Total
                                                 US$ Value   Net Assets
                                                 ---------   ----------
        Aerospace and Defense.................. $  1,815,913     1.1%
        Airlines...............................      784,275     0.5
        Aluminum, Steel and Other Metals.......      673,147     0.4
        Automotive.............................    5,810,196     3.4
        Banking and Finance....................   18,969,219    11.3
        Beverages, Food and Tobacco............    8,061,200     4.8
        Building and Building Products.........    6,030,977     3.6
        Business Equipment and Services........      613,215     0.4
        Chemicals..............................    8,424,085     5.0
        Communications, Media and Entertainment    2,705,712     1.6
        Computers--Software and Peripherals....    2,363,373     1.4
        Diversified Operations.................    1,875,395     1.1
        Electronic Equipment and Components....   10,008,880     5.9
        Engineering............................      351,867     0.2
        Equipment Rentals......................      786,329     0.5
        Exchange Traded Funds..................    4,586,214     2.7
        Export Trading.........................    1,498,432     0.9
        Financial Services.....................    3,702,578     2.2
        Health and Medical Facilities..........      480,284     0.3
        Hotels and Gaming......................      311,750     0.2
        Household and Personal Care Products...    3,292,357     1.9
        Insurance..............................    2,115,625     1.3
        Machinery & Engineering................    2,494,663     1.5
        Manufacturing..........................    1,331,754     0.8
        Mining.................................    4,307,240     2.6
        Oil and Gas............................   16,907,524    10.0
        Pharmaceuticals........................    8,905,127     5.3
        Publishing.............................    1,390,664     0.8
        Real Estate Development................    1,630,497     1.0
        Retail--Apparel and Shoes..............    5,213,204     3.1
        Retail--Department Stores..............      545,136     0.3
        Retail--Food Stores....................    6,265,662     3.7
        Retail--Specialty Stores...............      766,066     0.4
        Telecommunications.....................   11,053,586     6.6
        Transportation.........................    1,258,260     0.7
        Utilities--Gas and Electric............    3,505,009     2.1
                                                ------------   -----
        Total Value of Investments.............  150,835,415    89.6
        Other assets less liabilities..........   17,426,808    10.4
                                                ------------   -----
        Net Assets............................. $168,262,223   100.0%
                                                ------------   -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

Assets:
 Investments at market value, (Cost $149,748,768)............ $150,835,415
 Foreign currency, at value (Cost $769,734)..................      729,803
 Cash........................................................    5,689,404
 Receivables:
   Investments sold..........................................    6,866,561
   Capital stock sold........................................    6,138,203
   Dividends.................................................      810,449
 Other assets................................................       18,743
                                                              ------------
   Total Assets..............................................  171,088,578
                                                              ------------
Liabilities:
 Payables:
   Investments purchased.....................................    2,475,859
   Services provided by The Bank of New York and
    Administrator............................................      123,612
   Capital stock repurchased.................................      108,267
 Accrued expenses and other liabilities......................      118,617
                                                              ------------
   Total Liabilities.........................................    2,826,355
                                                              ------------
Net Assets:.................................................. $168,262,223
                                                              ------------
Sources Of Net Assets:
 Capital stock @ par......................................... $     18,977
 Capital surplus.............................................  250,346,583
 Undistributed net investment income.........................      205,544
 Accumulated net realized loss on investments and foreign
   currency transactions.....................................  (83,389,178)
 Net unrealized appreciation on investments and foreign
   currency denominated assets and liabilities...............    1,080,297
                                                              ------------
Net Assets................................................... $168,262,223
                                                              ------------
Institutional Shares:
 Net assets.................................................. $161,917,646
                                                              ------------
 Shares outstanding..........................................   18,254,733
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $       8.87
                                                              ------------
Investor Shares:
 Net assets.................................................. $  6,344,577
                                                              ------------
 Shares outstanding..........................................      722,340
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $       8.78
                                                              ------------
Institutional Shares authorized @ $.001 par value............  200,000,000
Investor Shares authorized @ $.001 par value.................  200,000,000

                           Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)

Investment Income:
 Dividends (net of foreign withholding taxes of $161,411)... $  2,199,216
                                                             ------------
Expenses:
 Advisory...................................................      722,137
 Administration.............................................      169,914
 Custodian..................................................      107,831
 Transfer agent.............................................       69,570
 Accounting services........................................       34,960
 Registration and filings...................................       15,190
 Audit......................................................       11,846
 Directors..................................................        7,265
 12b-1 fee--Investor Shares.................................        6,818
 Reports to shareholders....................................        3,574
 Cash management............................................        3,124
 Legal......................................................        1,920
 Insurance..................................................        1,577
 Amortization of organization cost..........................          990
 Other......................................................       11,034
                                                             ------------
   Total Expenses...........................................    1,167,750
                                                             ------------
   Net Investment Income....................................    1,031,466
                                                             ------------
Realized And Unrealized Gain (Loss) On Investments:
 Net realized loss on:
   Investments..............................................  (13,135,792)
   Foreign currency transactions............................     (860,922)
                                                             ------------
 Net realized loss on investments and foreign currency
   transactions.............................................  (13,996,714)
                                                             ------------
 Decrease in unrealized depreciation on:
   Investments..............................................    5,436,772
   Foreign currency denominated assets and liabilities......      123,696
                                                             ------------
 Net unrealized gain on investments and foreign currency
   denominated assets and liabilities during the period.....    5,560,468
                                                             ------------
 Net realized and unrealized loss on investments and
   foreign currency transactions during the period..........   (8,436,246)
                                                             ------------
 Net decrease in net assets resulting from operations....... $ (7,404,780)
                                                             ------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statements of Changes in Net Assets


                                                             Six Months Ended
                                                              June 30, 2002      Year Ended
                                                               (Unaudited)    December 31, 2001
                                                             ---------------- -----------------
Operations:
 Net investment income......................................  $   1,031,466     $     416,842
 Net realized loss on investments and foreign currency
   transactions.............................................    (13,996,714)      (63,011,195)
 Increase (decrease) in unrealized depreciation on
   investments and foreign currency denominated assets and
   liabilities during the period............................      5,560,468        (4,251,837)
                                                              -------------     -------------
   Net decrease in net assets resulting from operations.....     (7,404,780)      (66,846,190)
                                                              -------------     -------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Institutional Shares.....    310,511,944       280,980,255
                                   Investor Shares..........      4,008,154        34,358,261
 Value of capital stock repurchased: Institutional Shares...   (313,866,626)     (311,649,126)
                                     Investor Shares........     (2,753,098)      (34,806,905)
                                                              -------------     -------------
 Net decrease in net assets resulting from capital stock
   transactions.............................................     (2,099,626)      (31,117,515)
                                                              -------------     -------------
   Decrease in Net Assets...................................     (9,504,406)      (97,963,705)
Net Assets:
 Beginning of year..........................................    177,766,629       275,730,334
                                                              -------------     -------------
 End of period (includes undistributed net investment
   income of $205,544 at June 30, 2002 and undistributed
   net investment loss of $825,922 at December 31, 2001)....  $ 168,262,223     $ 177,766,629
                                                              -------------     -------------
Changes in Capital Stock Outstanding:
 Shares sold: Institutional Shares..........................     34,863,979        29,475,743
              Investor Shares...............................        456,524         3,576,527
 Shares repurchased: Institutional Shares...................    (35,053,473)      (32,475,312)
                     Investor Shares........................       (311,550)       (3,611,746)
                                                              -------------     -------------
   Net decrease.............................................        (44,520)       (3,034,788)
 Shares outstanding, beginning of year......................     19,021,593        22,056,381
                                                              -------------     -------------
 Shares outstanding, end of period..........................     18,977,073        19,021,593
                                                              -------------     -------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights

                                                                 Institutional Shares
                                     -------------------------------------------------------------------------
                                      Six Months                                                  For the period
                                         ended                Year Ended December 31,             April 1, 1997*
                                     June 30, 2002  -------------------------------------------       through
                                      (Unaudited)      2001       2000        1999       1998    December 31, 1997
                                     -------------  --------   --------    --------    --------  -----------------
PER SHARE DATA:
Net asset value at beginning of
 period.............................   $   9.35     $  12.50   $  17.70    $  12.90    $  10.69       $ 10.00
                                       --------     --------   --------    --------    --------       -------
Gain (loss) from investment
 operations
Net investment income...............       0.06         0.02         --(1)       --(1)     0.03          0.02
Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions..............      (0.54)       (3.17)     (4.23)       5.55        2.20          0.67
                                       --------     --------   --------    --------    --------       -------
  Total from investment
   operations.......................      (0.48)       (3.15)     (4.23)       5.55        2.23          0.69
                                       --------     --------   --------    --------    --------       -------
Dividends and distributions
Dividends from net investment
 income.............................         --           --      (0.01)      (0.03)      (0.02)           --
Distributions from capital gains....         --           --      (0.96)      (0.72)         --            --
                                       --------     --------   --------    --------    --------       -------
  Total dividends and distributions.         --           --      (0.97)      (0.75)      (0.02)           --
                                       --------     --------   --------    --------    --------       -------
Net asset value at end of period....   $   8.87     $   9.35   $  12.50    $  17.70    $  12.90       $ 10.69
                                       --------     --------   --------    --------    --------       -------
TOTAL RETURN:.......................      (5.13)%**   (25.20)%   (23.99)%     43.45%      20.84%         6.90%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted)....................   $161,918     $172,417   $268,147    $273,597    $177,363       $94,806
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York.................       1.37%***     1.27%      1.22%       1.24%       1.27%         1.26%***
  Expenses, prior to waiver from
   The Bank of New York.............       1.37%***     1.27%      1.22%       1.24%       1.32%         1.49%***
  Net investment income, net of
   waiver from The Bank of New
   York.............................       1.22%***     0.19%        --        0.01%       0.54%         0.26%***
Portfolio turnover rate.............        190%         169%        86%         84%         75%           36%

(1)Less than $0.01 per share.
*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                                       Investor Shares
                                            -----------------------------------------------------------------
                                             Six Months                                          For the period
                                                ended            Year Ended December 31,          May 1, 1997*
                                            June 30, 2002 ------------------------------------       through
                                             (Unaudited)    2001      2000      1999     1998   December 31, 1997
                                            ------------- -------   -------   -------   ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.....    $ 9.27     $ 12.38   $ 17.59   $ 12.84   $10.66       $10.19
                                               ------     -------   -------   -------   ------       ------
Gain (loss) from investment operations
Net investment income (loss)...............      0.05       (0.01)    (0.03)    (0.04)    0.03         0.02
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions..............................     (0.54)      (3.10)    (4.21)     5.51     2.17         0.45
                                               ------     -------   -------   -------   ------       ------
  Total from investment operations.........     (0.49)      (3.11)    (4.24)     5.47     2.20         0.47
                                               ------     -------   -------   -------   ------       ------
Dividends and distributions
Dividends from net investment income.......        --          --     (0.01)       --    (0.02)          --
Distributions from capital gains...........        --          --     (0.96)    (0.72)      --           --
                                               ------     -------   -------   -------   ------       ------
  Total dividends and distributions........        --          --     (0.97)    (0.72)   (0.02)          --
                                               ------     -------   -------   -------   ------       ------
Net asset value at end of period...........    $ 8.78     $  9.27   $ 12.38   $ 17.59   $12.84       $10.66
                                               ------     -------   -------   -------   ------       ------
TOTAL RETURN:..............................     (5.29)%**  (25.12)%  (24.19)%   43.00%   20.61%        4.61%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)    $6,344     $ 5,350   $ 7,583   $12,010   $5,391       $2,560
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
   of New York.............................      1.62%***    1.52%     1.43%     1.52%    1.52%        1.52%***
  Expenses, prior to waiver from The Bank
   of New York.............................      1.62%***    1.52%     1.43%     1.55%    1.65%        1.75%***
  Net investment income (loss), net of
   waiver from The Bank of New York........      0.96%***   (0.09)%   (0.20)%   (0.27)%   0.32%        0.33%***
Portfolio turnover rate....................       190%        169%       86%       84%      75%          36%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

                                                           Moody's
Principal                                                   /S&P    Interest Maturity
 Amount                                                    Ratings    Rate     Date      Value
----------                                                 -------  -------- -------- -----------
           Municipal Bonds--97.7%
           Education--16.6%
$3,725,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............... Aaa/AAA   4.750%  6/01/16  $ 3,789,815
 3,065,000 Connecticut State Health and Educational
           Facility (Connecticut State University)........  Aa3/AA   4.000   11/01/04   3,204,703
 2,000,000 District of Columbia Revenue (George
           Washington University), MBIA Insured+.......... Aaa/AAA   5.500   9/15/07    2,216,340
 1,000,000 Illinois Educational Facility Authority Revenue
           (Northwestern University)...................... Aa1/AA+   5.000   11/01/32   1,064,990
 1,000,000 Illinois Educational Facility Authority Revenue
           (University of Chicago), Series A..............  Aa1/AA   5.000   7/01/08    1,075,310
 1,500,000 Indiana University Student Fee, Series M.......  Aa2/AA   5.750   8/01/10    1,665,090
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+.................................. Aaa/AAA   5.000   8/01/11    1,520,347
 2,375,000 Metropolitan Govt. Nashville and Davidson
           County Tennessee H & E Facility (Vanderbilt
           University)....................................  Aa2/AA   5.000   10/01/19   2,398,323
 2,935,000 New Jersey State Educational Facility Authority
           Revenue (Princeton University), Series H....... Aaa/AAA   5.000   7/01/15    3,064,844
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Rowan University), Series C, FGIC
           Insured+....................................... Aaa/AAA   5.250   7/01/13    1,089,670
 2,985,000 New York State Dormitory Authority
           Revenue (City University), Series E............  A3/AA-   5.750   7/01/06    3,301,171
 1,000,000 New York State Dormitory Authority
           Revenue (Rochester Institute of Technology).... Aaa/AAA   4.625   7/01/10    1,048,750
 2,450,000 New York State Dormitory Authority
           Revenue, 4201 School Program................... Baa1/AA-  5.000   7/01/08    2,619,491
   311,442 New York State Dormitory Authority
           Revenue, Series B.............................. Aa1/AA+   7.000   10/25/08     338,270

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                      Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                               Ratings   Rate     Date      Value
----------                                            ------- -------- -------- -----------
           Municipal Bonds (Continued)
$   20,000 New York State Dormitory Authority
           Revenue, Unrefunded Balance (University of
           Rochester)................................  A1/A+   6.200%  7/01/02  $    20,001
 2,020,000 Private Colleges & Universities Authority
           (Emory University Project), Series A...... Aa1/AA   5.500   11/01/06   2,236,806
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured +................. Aaa/AAA  5.500   10/01/14   1,092,550
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)...................... Aa1/AA+  5.000   9/15/08    1,084,400
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)...................... Aa1/AA+  5.250   9/15/09    1,097,960
 2,185,000 Texas A & M University Revenue............ Aa1/AA+  5.000   5/15/08    2,327,353
 2,000,000 Texas A & M University Revenue............ Aa1/AA+  5.375   5/15/14    2,089,800
 2,260,000 Texas A & M University Revenue, Series A.. Aa1/AA+  5.375   5/15/15    2,408,437
 3,000,000 Virginia State Public School Authority,
           Series A.................................. Aa1/AA+  4.500   8/01/11    3,121,920
                                                                                -----------
                                                                                 43,876,341
                                                                                -----------
           General Obligations--31.3%
 1,000,000 Aldine Texas Independent School District.. Aaa/AAA  5.375   2/15/09    1,065,380
 2,000,000 Alexandria Virginia Public Improvement.... Aaa/AAA  5.000   1/01/17    2,112,260
 2,025,000 Arlington County Virginia Public
           Improvement............................... Aaa/AAA  4.500   2/01/13    2,077,184
 5,000,000 Austin Texas Independent School District.. Aaa/AAA  5.000   8/01/15    5,275,550
 1,000,000 Beaufort County South Carolina............ Aaa/AAA  4.600   2/01/07    1,063,580
 3,000,000 Bloomington Minnesota Independent School
           District No 271, Series B................. Aa1/NR   5.000   2/01/19    3,030,060
 3,000,000 Chicago Illinois, FSA Insured+............ Aaa/AAA  5.500   1/01/12    3,318,000
 2,500,000 Delaware State, Series A.................. Aaa/AAA  5.125   4/01/05    2,675,150
 1,240,000 Dallas Texas.............................. Aaa/AAA  4.125   2/15/13    1,222,628
 2,000,000 Du Page County Illinois................... Aaa/AAA  6.000   11/01/03   2,113,440
 2,000,000 Durham County North Carolina.............. Aaa/AAA  5.000   4/01/15    2,100,720
 2,500,000 Fulton County Georgia School District..... Aa2/AA   5.375   1/01/17    2,720,075

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                       Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                                Ratings   Rate     Date      Value
----------                                             ------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,285,000 Gwinnett County Georgia School District,
           Series A................................... Aa1/AA+  6.400%  2/01/09  $ 2,642,580
 2,300,000 Harris County Texas........................ Aa1/AA+  5.000   10/01/11   2,465,324
 2,000,000 Illinois State............................. Aa2/AA   5.000   6/01/06    2,154,180
 2,500,000 Illinois State, MBIA Insured+.............. Aaa/AAA  5.375   4/01/12    2,749,850
 1,575,000 Klein Texas Independent School District.... Aaa/AAA  5.000   8/01/19    1,583,615
 1,585,000 King County Washington, Unrefunded
           Balance, Series A.......................... Aa1/AA+  5.000   1/01/04    1,655,057
 1,700,000 Lake County Illinois First District Land
           Acquisition & Development.................. Aa1/AAA  4.600   12/15/07   1,815,073
 1,500,000 Lake County Illinois First District Land
           Acquisition & Development.................. Aa1/AAA  5.500   12/15/10   1,665,870
 2,185,000 Maryland State & Local Facilities Loan-
           2nd Series................................. Aaa/AAA  5.250   6/15/05    2,361,067
 2,000,000 Maryland State & Local Facilities Loan-
           3rd Series................................. Aaa/AAA  5.000   10/15/07   2,156,200
 2,500,000 Massachusetts State Construction Loan,
           Series A................................... Aa2/AA   5.000   6/01/14    2,657,050
 1,300,000 Milwaukee Wisconsin, Series O.............. Aa2/AA   5.000   6/15/08    1,402,310
 1,290,000 Montana State, Long Range Building Program,
           Series D................................... Aa3/AA-  5.000   8/01/08    1,402,965
 3,215,000 Nevada State Municipal Bond Bank Project
           #52, Series A.............................. Aa2/AAA  6.375   5/15/06    3,617,711
 2,760,000 Nevada State Municipal Bond Bank Project
           #66 & 67, Series A......................... Aa2/AA   5.250   5/15/10    2,948,011
 2,000,000 Nevada State, Series A..................... Aa2/AA   5.000   7/01/04    2,114,280
 2,500,000 New Jersey State........................... Aa2/AA   5.000   5/01/06    2,698,925
 2,000,000 New Jersey State, Series E................. Aa2/AA   5.000   7/15/04    2,118,420
 1,000,000 New York State, Series F...................  A2/AA   5.000   9/15/06    1,084,590
 1,000,000 New York, New York, Series G...............  A2/A    5.750   2/01/04    1,052,840
 1,805,000 Newport News Virginia...................... Aa2/AA   4.600   8/15/18    1,782,654
 1,000,000 Omaha Nebraska, Series A................... Aaa/AAA  6.500   12/01/16   1,214,080
 3,000,000 Plano Texas Independent School District.... Aaa/AAA  5.000   2/15/18    3,038,730

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                        Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                 Ratings   Rate     Date      Value
----------                                              ------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 Washington State, Series A.................. Aa1/AA+  6.700%  2/01/05  $ 1,102,530
 2,350,000 Washington State, Series R-A................ Aaa/AAA  5.250   9/01/04    2,507,850
 2,005,000 Wisconsin State, Series 1................... Aa3/AA-  5.500   11/01/13   2,230,482
                                                                                  -----------
                                                                                   82,996,271
                                                                                  -----------
           Healthcare--1.8%
 1,040,000 New Jersey Health Care Facilities Financing
           Authority Revenue (Robert Wood Johnson
           University Hospital)........................  A1/A+   5.250   7/01/12    1,098,406
 1,000,000 New York State Dormitory Authority
           Revenue (Lenox Hill Hospital Obligation
           Group)......................................  A3/A-   5.750   7/01/12    1,096,880
   285,000 New York State Medical Care Facilities
           Financing Agency, Series D, FHA Insured+.... Aa2/AA+  5.100   2/15/05      292,404
 2,000,000 Tampa Florida Revenue Health System--
           Catholic Health East........................ Aaa/AAA  5.500   11/15/06   2,198,820
                                                                                  -----------
                                                                                    4,686,510
                                                                                  -----------
           Housing--2.9%
 1,210,000 Colorado Housing & Finance Authority
           Single Family Mortgage Class I-A-4.......... Aaa/AAA  4.900   11/01/11   1,250,245
   500,000 Connecticut State Housing Finance Authority-
           Housing Mortgage Finance Program,
           Series C-2.................................. Aaa/AAA  5.300   11/15/03     521,325
 1,000,000 Maine State Housing Authority-Housing
           Mortgage Finance Program, Series C.......... Aa1/AA+  5.300   11/15/23   1,012,180
 1,500,000 New York State Mortgage Agency,
           Series 101.................................. Aa1/NR   5.000   10/01/18   1,503,195
 2,000,000 Texas State Department of Housing and
           Community Affairs, Series A, MBIA
           Insured+.................................... Aaa/AAA  5.450   9/01/23    2,001,020
 1,400,000 Vermont Housing Finance Agency,
           Series 16A.................................. Aaa/AAA  4.850   5/01/11    1,439,452
                                                                                  -----------
                                                                                    7,727,417
                                                                                  -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                            Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                     Ratings   Rate     Date      Value
----------                                                  ------- -------- -------- -----------
           Municipal Bonds (Continued)
           Miscellaneous--2.0%
$5,000,000 Oklahoma Development Financial Authority
           Revenue (Samuel Roberts Noble, Inc.)............ Aaa/AAA  5.000%  5/01/08  $ 5,408,550
                                                                                      -----------
           Pre-Refunded Securities--1.9%
    85,000 Austin Texas Utility System Revenue, Series B,
           ETM.............................................  A2/A    7.250   11/15/03      91,399
    75,000 Georgia Municipal Electrical Authority Power
           Revenue, Series Z, ETM..........................  A2/A    5.000   1/01/04       78,315
 2,000,000 Jacksonville Florida Health Facilities Authority
           Hospital Revenue (Charity Obligation Group),
           Series C, ETM................................... Aa2/NR   4.875   8/15/07    2,162,000
 1,255,000 King County Washington, Series A, ETM........... Aa1/AA+  5.000   1/01/04    1,310,471
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, ETM.................................... Aaa/AAA  5.000   1/01/15    1,204,462
   155,000 Monroe County New York, AMBAC
           Insured+........................................ Aaa/AAA  6.000   6/01/11      168,939
                                                                                      -----------
                                                                                        5,015,586
                                                                                      -----------
           Special Tax--9.7%
 1,100,000 Chicago Illinois Sales Tax Revenue,
           FGIC Insured+................................... Aaa/AAA  5.000   1/01/08    1,175,757
 1,000,000 Connecticut State Special Obligation Revenue,
           Series B........................................ Aa3/AA-  6.100   9/01/08    1,145,180
 2,500,000 Illinois State Sales Tax Revenue, Series 1...... Aa2/AAA  5.000   6/15/04    2,641,425
 1,000,000 Illinois State Sales Tax Revenue, Series 1,
           FGIC Insured+................................... Aaa/AAA  4.500   6/15/03    1,027,960
 3,000,000 Illinois State Sales Tax Revenue, Series 1,
           FGIC Insured+................................... Aaa/AAA  6.000   6/15/23    3,393,180
 1,100,000 Indiana Bond Bank Revenue, Series A............. NR/AAA   5.750   2/01/06    1,207,470
 2,000,000 Indianapolis Industrial Local Public
           Improvement Bank, Series A...................... Aaa/AAA  5.500   2/01/08    2,199,240
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E.................................. Aa1/AA+  6.000   7/01/05    2,194,320

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                          Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                   Ratings   Rate     Date      Value
----------                                                ------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,805,000 New York State Local Government Assistance
           Corp., Series A............................... A1/AA-   6.000%  4/01/06  $ 2,003,477
 2,000,000 New York State Local Government Assistance
           Corp., Series A, AMBAC Insured+............... Aaa/AAA  5.000   4/01/09    2,124,680
   100,000 New York State Local Government Assistance
           Corp., Series A, Floating Rate Note++......... Aa1/AA+  1.100   4/01/22      100,000
 2,000,000 New York State Local Government Assistance
           Corp., Series C............................... A1/AA-   6.000   4/01/12    2,308,160
 1,000,000 New York City, New York Transitional
           Finance Authority, Series A................... Aa2/AA+  5.250   11/15/12   1,069,650
 3,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series B........... Aa2/AA+  5.100   11/15/07   3,272,310
                                                                                    -----------
                                                                                     25,862,809
                                                                                    -----------
           State Appropriation--7.5%
 1,980,000 Kentucky State Turnpike Authority Economic
           Development Road Revenue (Revitalization
           Projects), AMBAC Insured+..................... Aaa/AAA  5.300   7/01/04    2,106,383
 1,000,000 Massachusetts Bay Transportation Authority,
           Series A...................................... Aa2/AA   5.400   3/01/08    1,097,940
 2,050,000 Metropolitan Transportation Authority Facility
           Revenue, Series 8............................. A3/AA-   5.500   7/01/06    2,274,086
 1,000,000 New York State Certificates of Partnership.... A3/AA-   5.000   3/01/04    1,045,720
 1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+................................ Aa1/AA+  5.250   8/01/13    1,063,600
 3,000,000 New York State Dormitory Authority
           Revenue State University Educational
           Facilities.................................... A3/AA-   6.000   5/15/07    3,363,690
 1,500,000 New York State Urban Development Corp.,
           Revenue....................................... A3/AA-   5.450   1/01/07    1,628,835
 1,785,000 New York State Urban Development Corp.,
           Revenue....................................... A3/AA-   5.500   1/01/13    1,974,121

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                         Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                  Ratings   Rate     Date      Value
----------                                               ------- -------- -------- -----------
           Municipal Bonds (Continued)
$3,000,000 New York State Urban Development Corp.,
           Revenue, Correctional Facilities Services,
           Contract-A................................... A3/AA-   5.000%  1/01/14  $ 3,075,450
 2,000,000 New York State Urban Development Corp.,
           Revenue Correctional Facilities Services,
           Series B..................................... A3/AA-   5.000   1/01/07    2,134,420
                                                                                   -----------
                                                                                    19,764,245
                                                                                   -----------
           Transportation--13.1%
 1,000,000 Central Puget Sound, Washington Transit
           Authority, FGIC Insured+..................... Aaa/AAA  5.250   2/01/09    1,084,420
 2,750,000 Chicago Illinois O'Hare International Airport
           Revenue, Series A............................ Aaa/AAA  6.375   1/01/12    3,018,758
 2,750,000 Kansas State Department of Transportation
           Highway Revenue, Series A.................... Aa2/AA+  5.375   3/01/07    3,018,070
 2,000,000 New Jersey State Highway Authority Garden
           State Parkway General Revenue................ A1/AA-   5.150   1/01/07    2,168,640
 3,000,000 New Jersey State Transit Transportation Fund,
           Series A..................................... Aa3/AA-  5.250   6/15/08    3,295,590
 7,500,000 New Jersey State Transit Transportation Fund,
           Series B..................................... Aaa/AAA  6.000   12/15/17   8,495,100
    90,000 New Jersey State Turnpike Authority
           Revenue, ETM................................. Aaa/AAA  5.875   1/01/08       97,389
 1,200,000 New Jersey State Turnpike Authority
           Revenue, Series C, MBIA Insured+............. Aaa/AAA  6.500   1/01/08    1,381,524
 1,000,000 New York State Bridge Authority Revenue...... Aa2/AA-  5.000   1/01/07    1,075,440
 5,000,000 New York State Thruway Authority Local
           Highway & Bridge............................. A3/AA-   5.100   4/01/08    5,389,350
 2,105,000 Port of Seattle Washington Revenue, Series A,
           FGIC Insured+................................ Aaa/AAA  6.000   10/01/06   2,382,607
 1,130,000 Triborough Bridge & Tunnel Authority,
           Series Q..................................... Aa3/AA-  6.750   1/01/09    1,321,140

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                          Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                   Ratings   Rate     Date       Value
----------                                                ------- -------- --------- -----------
           Municipal Bonds (Continued)
$2,000,000 Virginia Commonwealth Transportation Board
           Revenue, Series A............................. Aa1/AA+  5.250%  5/15/2020 $ 2,058,520
                                                                                     -----------
                                                                                      34,786,548
                                                                                     -----------
           Utilities--10.9%
 5,000,000 Austin Texas Utility System Revenue, Series A,
           MBIA Insured+................................. Aaa/AAA  5.000    5/15/07    5,353,350
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A, FSA
           Insured+...................................... Aaa/AAA  5.500    7/01/13    1,093,360
 3,150,000 Dade County Florida Water & Sewer System
           Revenue, FGIC Insured+........................ Aaa/AAA  6.250   10/01/07    3,608,955
 1,000,000 Grant County Washington Public Utility
           District No. 002.............................. Aa3/A+   5.600    1/01/05    1,074,160
 1,000,000 Houston Texas Water Conveyance System
           Contract, Series B, AMBAC Insured+............ Aaa/AAA  7.000   12/15/04    1,113,550
 1,000,000 Irving Texas Waterworks and Sewer System...... Aa2/AA   4.375   8/15//04    1,047,990
 3,000,000 Jacksonville Florida Electrical Authority
           Revenue (St. Johns River Power-2), Series 7... Aa2/AA   5.750   10/01/12    3,060,060
     5,000 Jacksonville Florida Electrical Authority
           Revenue, Series Two 1987A-1................... Aa2/AA   7.500   10/01/02        5,024
 3,500,000 Long Island Power Authority, New York
           Electric System Revenue, MBIA Insured+........ Aaa/AAA  5.000    4/01/08    3,763,900
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A............. Aaa/AAA  5.500   12/01/10    1,114,680
 2,000,000 Milwaukee, Wisconsin Metropolitan Sewer
           District, Series A............................ Aa1/AA+  6.250   10/01/04    2,183,900
 1,000,000 New York State Environmental Facilities Corp.
           Pollution Control Revenue Loan-C.............. Aaa/AAA  5.000    7/15/04    1,060,040
 1,320,000 Rhode Island Clean Water Protection Finance
           Agency, Series A.............................. Aaa/AAA  5.000   10/01/11    1,407,199

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                   Moody's
Principal                                           /S&P   Interest  Maturity
 Amount                                            Ratings   Rate      Date        Value
----------                                         ------- -------- --------    ------------
           Municipal Bonds (Continued)
$2,755,000 Texas State Water Financial Assistance,
           Series A & C........................... Aa1/AA   5.000%    8/01/09   $  2,945,536
                                                                                ------------
                                                                                  28,831,704
                                                                                ------------
           Total Municipal Bonds
           (Cost $246,290,104)....................                               258,955,981
                                                                                ------------
                                                           Moody's
Number of                                                    /S&P    Interest
 Shares                                                    Ratings     Rate        Value
----------                                                 -------- --------    ------------
           Tax-Exempt Money Market Funds--2.0%
 4,922,353 Dreyfus Municipal Money Market Fund....            N/R    1.23%(a)      4,922,353
   437,408 Federated New York Tax Free............            N/R    1.27(a)         437,408
                                                                                ------------
           Total Tax-Exempt Money Market Funds
           (Cost $5,359,761)......................                                 5,359,761
                                                                                ------------
           Total Investments
           (Cost $251,649,865) (b)--99.7%.........                               264,315,742
           Other assets less liabilities--0.3%....                                   853,261
                                                                                ------------
           Net Assets--100.0%.....................                              $265,169,003
                                                                                ------------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investors Assurance.
NR    Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++    Represents interest rate in effect at June 30, 2002 for Floating Rates
      Notes.
(a)   Represents annualized 7 day yield at June 30, 2002.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2002, net unrealized appreciation was $12,665,877 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $12,739,658 and aggregate gross unrealized depreciation of $73,781.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Diversification by State

         June 30, 2002 (Unaudited)

                                                                     % of Total
                                                           Value     Net Assets
                                                        ------------ ----------
Colorado............................................... $  5,040,060     2.0%
Connecticut............................................    4,871,208     1.8
Delaware...............................................    2,675,150     1.0
District of Columbia...................................    2,216,340     0.8
Florida................................................   11,034,859     4.2
Georgia................................................    7,677,776     2.9
Illinois...............................................   27,213,793    10.3
Indiana................................................    6,592,147     2.5
Kansas.................................................    3,018,070     1.1
Kentucky...............................................    2,106,383     0.8
Maine..................................................    1,012,180     0.4
Maryland...............................................    4,517,267     1.7
Massachusetts..........................................    3,754,990     1.4
Minnesota..............................................    3,030,060     1.1
Montana................................................    1,402,965     0.5
Nebraska...............................................    1,214,080     0.5
Nevada.................................................    8,680,002     3.3
New Jersey.............................................   25,508,509     9.6
New York...............................................   55,883,600    21.1
North Carolina.........................................    2,100,720     0.8
Oklahoma...............................................    5,408,550     2.0
Pennsylvania...........................................    2,182,360     0.8
Rhode Island...........................................    1,407,199     0.5
South Carolina.........................................    1,063,580     0.4
Tennessee..............................................    2,398,323     1.0
Texas..................................................   36,326,673    13.7
Vermont................................................    1,439,452     0.5
Virginia...............................................   11,152,538     4.2
Washington.............................................   12,210,455     4.6
Wisconsin..............................................    5,816,692     2.2
Tax-exempt money market funds (various states).........    5,359,761     2.0
                                                        ------------   -----
Total value of investments.............................  264,315,742    99.7
Other assets less liabilities..........................      853,261     0.3
                                                        ------------   -----
Net Assets............................................. $265,169,003   100.0%
                                                        ------------   -----

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

Assets:
 Investments at market value, (Cost $251,649,865)................ $264,315,742
 Receivables:
   Interest......................................................    3,904,474
   Investments sold..............................................        4,950
   Capital stock sold............................................           50
 Other assets....................................................       13,531
                                                                  ------------
   Total Assets..................................................  268,238,747
                                                                  ------------
Liabilities:
 Payables:
   Investments purchased.........................................    2,591,629
   Dividends.....................................................      263,223
   Services provided by The Bank of New York and Administrator...      177,365
 Accrued expenses and other liabilities..........................       37,527
                                                                  ------------
   Total Liabilities.............................................    3,069,744
                                                                  ------------
Net Assets:...................................................... $265,169,003
                                                                  ------------
Sources of Net Assets:
 Capital stock @ par............................................. $     25,773
 Capital surplus.................................................  250,133,941
 Undistributed net investment income.............................      417,695
 Accumulated net realized gain on investments....................    1,925,717
 Net unrealized appreciation on investments......................   12,665,877
                                                                  ------------
Net Assets....................................................... $265,169,003
                                                                  ------------
Institutional Shares:
 Net assets...................................................... $264,616,664
                                                                  ------------
 Shares outstanding..............................................   25,719,683
                                                                  ------------
 Net asset value, offering price and repurchase price per share.. $      10.29
                                                                  ------------
Investor Shares:
 Net assets...................................................... $    552,339
                                                                  ------------
 Shares outstanding..............................................       53,632
                                                                  ------------
 Net asset value, offering price and repurchase price per share.. $      10.30
                                                                  ------------
Institutional Shares authorized @ $.001 par value................  200,000,000
Investor Shares authorized @ $.001 par value.....................  200,000,000

       Statement of Operations

       For the six months ended June 30, 2002 (Unaudited)

Investment Income:
 Interest........................................................ $ 5,907,317
                                                                  -----------
Expenses:
 Advisory........................................................     642,749
 Administration..................................................     257,099
 Accounting services.............................................      29,796
 Transfer agent..................................................      25,166
 Custodian.......................................................      17,289
 Audit...........................................................      11,822
 Registration and filings........................................      10,745
 Directors.......................................................       7,266
 Legal...........................................................       4,476
 Reports to shareholders.........................................       4,128
 Amortization of organization cost...............................       4,080
 Cash management.................................................       3,458
 Insurance.......................................................       1,772
 12b-1 fee--Investor Shares......................................         680
 Other...........................................................       8,920
                                                                  -----------
   Total Expenses................................................   1,029,446
 Fees waived by The Bank of New York (Note 3)....................     (14,016)
                                                                  -----------
   Net Expenses..................................................   1,015,430
                                                                  -----------
   Net Investment Income.........................................   4,891,887
                                                                  -----------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments................................   1,946,587
 Increase in unrealized appreciation on investments during the
   period........................................................   4,890,070
                                                                  -----------
 Net realized and unrealized gain on investments.................   6,836,657
                                                                  -----------
 Net increase in net assets resulting from operations............ $11,728,544
                                                                  -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                           Six Months ended
                                                                                            June 30, 2002      Year ended
                                                                                             (Unaudited)    December 31, 2001
                                                                                           ---------------- -----------------
Operations:
 Net investment income....................................................................   $  4,891,887     $  9,828,962
 Net realized gain on investments.........................................................      1,946,587        1,508,450
 Increase (decrease) in unrealized appreciation on investments during the period..........      4,890,070         (226,509)
                                                                                             ------------     ------------
   Net increase in net assets resulting from operations...................................     11,728,544       11,110,903
                                                                                             ------------     ------------
Dividends And Distributions To Shareholders:
 Dividends from net investment income: Institutional Shares...............................     (4,826,998)      (9,702,668)
                         Investor Shares..................................................         (9,562)         (22,889)
 Distributions from capital gains: Institutional Shares...................................             --       (1,245,776)
                     Investor Shares......................................................             --           (2,786)
                                                                                             ------------     ------------
                                                                                               (4,836,560)     (10,974,119)
                                                                                             ------------     ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Institutional Shares...................................     60,227,343       44,080,481
                     Investor Shares......................................................        404,038          108,193
 Proceeds from shares issued on reinvestment of dividends and
   distributions: Institutional Shares....................................................         89,326        1,375,367
   Investor Shares........................................................................          9,417           25,805
 Value of capital stock repurchased: Institutional Shares.................................    (55,570,219)     (41,520,776)
                      Investor Shares.....................................................       (408,628)        (208,854)
                                                                                             ------------     ------------
   Net increase in net assets resulting from capital stock transactions...................      4,751,277        3,860,216
                                                                                             ------------     ------------
   Increase in Net Assets.................................................................     11,643,261        3,997,000
Net Assets:
 Beginning of year........................................................................    253,525,742      249,528,742
                                                                                             ------------     ------------
 End of period (includes undistributed net investment income of $417,695 at June 30, 2002
   and $362,368 at December 31, 2001).....................................................   $265,169,003     $253,525,742
                                                                                             ------------     ------------
Changes In Capital Stock Outstanding:
 Shares sold: Institutional Shares........................................................      5,943,018        4,329,898
         Investor Shares..................................................................         39,430           10,683
 Shares issued on reinvestment of dividends and distributions: Institutional Shares.......          7,926          137,404
   Investor Shares........................................................................            926            2,542
 Shares repurchased: Institutional Shares.................................................     (5,473,656)      (4,086,707)
             Investor Shares..............................................................        (39,874)         (20,561)
                                                                                             ------------     ------------
   Net increase...........................................................................        477,770          373,259
 Shares outstanding, beginning of year....................................................     25,295,545       24,922,286
                                                                                             ------------     ------------
 Shares outstanding, end of period........................................................     25,773,315       25,295,545
                                                                                             ------------     ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Financial Highlights

                                                                   Institutional Shares
                                        ---------------------------------------------------------------------------
                                                                                                   For the period
                                        Six Months Ended         Year Ended December 31,           April 1, 1997*
                                         June 30, 2002   ---------------------------------------       through
                                          (Unaudited)    2001/(a)/   2000       1999      1998    December 31, 1997
                                        ---------------- --------  --------  --------   --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.     $  10.02     $  10.01  $   9.54  $  10.19   $  10.27      $  10.00
                                            --------     --------  --------  --------   --------      --------
Gain (loss) from investment operations
Net investment income..................         0.19         0.40      0.40      0.39       0.41          0.33
Net realized and unrealized gain (loss)
 on investments........................         0.27         0.06      0.47     (0.60)      0.13          0.31
                                            --------     --------  --------  --------   --------      --------
  Total from investment operations.....         0.46         0.46      0.87     (0.21)      0.54          0.64
                                            --------     --------  --------  --------   --------      --------
Dividends and distributions
Dividends from net investment
 income................................        (0.19)       (0.40)    (0.40)    (0.39)     (0.41)        (0.33)
Distributions from capital gains.......           --        (0.05)       --     (0.05)     (0.21)        (0.04)
                                            --------     --------  --------  --------   --------      --------
  Total dividends and distributions....        (0.19)       (0.45)    (0.40)    (0.44)     (0.62)        (0.37)
                                            --------     --------  --------  --------   --------      --------
Net asset value at end of period.......     $  10.29     $  10.02  $  10.01  $   9.54   $  10.19      $  10.27
                                            --------     --------  --------  --------   --------      --------
TOTAL RETURN:..........................         4.63%**      4.58%     9.30%    (2.06)%     5.37%         6.50%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period (000's
 omitted)..............................     $264,617     $252,992  $248,923  $251,777   $270,065      $269,085
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................         0.79%***     0.79%     0.78%     0.79%      0.83%         0.81%***
  Expenses, prior to waiver from The
   Bank of New York....................         0.80%***     0.81%     0.79%     0.80%      0.83%         0.81%***
  Net investment income, net of
   waiver from The Bank of New
   York................................         3.76%***     3.93%     4.10%     3.96%      4.03%         4.36%***
Portfolio turnover rate................           18%          24%       19%       34%        37%           30%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                     Investor Shares
                                           ----------------------------------------------------------------
                                                                                                For the period
                                           Six Months Ended      Year Ended December 31,         May 1, 1997*
                                            June 30, 2002   --------------------------------        through
                                             (Unaudited)    2001/(a)/  2000     1999    1998   December 31, 1997
                                           ---------------- --------  ------  ------   ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period....      $10.03       $10.02   $ 9.55  $10.19   $10.28       $ 9.99
                                                ------       ------   ------  ------   ------       ------
Gain (loss) from investment operations
Net investment income.....................        0.18         0.38     0.37    0.23     0.38         0.27
Net realized and unrealized gain (loss) on
 investments..............................        0.27         0.05     0.47   (0.45)    0.12         0.33
                                                ------       ------   ------  ------   ------       ------
  Total from investment operations........        0.45         0.43     0.84   (0.22)    0.50         0.60
                                                ------       ------   ------  ------   ------       ------
Dividends and distributions
Dividends from net investment income......       (0.18)       (0.37)   (0.37)  (0.37)   (0.38)       (0.27)
Distributions from capital gains..........          --        (0.05)      --   (0.05)   (0.21)       (0.04)
                                                ------       ------   ------  ------   ------       ------
  Total dividends and distributions.......       (0.18)       (0.42)   (0.37)  (0.42)   (0.59)       (0.31)
                                                ------       ------   ------  ------   ------       ------
Net asset value at end of period..........      $10.30       $10.03   $10.02  $ 9.55   $10.19       $10.28
                                                ------       ------   ------  ------   ------       ------
TOTAL RETURN:.............................        4.50%**      4.32%    9.03%  (2.22)%   4.95%        6.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
 omitted).................................      $  552       $  533   $  606  $  441   $  473       $  194
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
   of New York............................        1.04%***     1.04%    1.03%   1.07%    1.13%        1.15%***
  Expenses, prior to waiver from The
   Bank of New York.......................        1.05%***     1.06%    1.04%   1.07%    1.13%        1.15%***
  Net investment income, net of waiver
   from The Bank of New York..............        3.52%***     3.68%    3.85%   2.31%    3.74%        3.98%***
Portfolio turnover rate...................          18%          24%      19%     34%      37%          30%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

                                                     Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                              Ratings   Rate     Date      Value
----------                                           ------- -------- -------- ------------
           Municipal Bonds--95.5%
           Education--6.7%
$1,000,000 Dutchess County, New York Industrial
           Development Agency (Bard College Civic
           Facilities)..............................  A3/NR   5.750%  8/01/08  $  1,108,780
 1,500,000 New York State Dormitory Authority, New
           York University, Series A, AMBAC Insured+ Aaa/AAA  5.500   7/01/09     1,664,355
 1,700,000 New York State Dormitory Authority, New
           York University, Series A, MBIA Insured+. Aaa/AAA  5.500   7/01/04     1,791,715
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology........ Aaa/AAA  5.000   7/01/13       526,865
                                                                               ------------
                                                                                  5,091,715
                                                                               ------------
           General Obligations--14.8%
   200,000 Bethlehem, New York, AMBAC Insured+...... Aaa/AAA  7.100   11/01/07      237,986
   675,000 Monroe County, New York.................. A3/AA-   6.000   3/01/16       782,021
    60,000 Monroe County, New York, Unrefunded
           Balance, Series B........................ A3/AA-   7.000   6/01/03        61,407
    10,000 Monroe County, New York, Unrefunded
           Balance, Series B........................ A3/AA-   7.000   6/01/04        10,235
   500,000 New York, New York, Series A.............  A2/A    6.250   8/01/08       558,850
   525,000 New York, New York, Series C.............  A2/A    5.500   8/15/08       569,909
   500,000 New York, New York, Series H.............  A2/A    5.750   3/15/08       537,945
   415,000 New York, New York, Series I.............  A2/A    5.750   3/15/08       446,494
    10,000 New York, New York, Unrefunded Balance,
           Series A.................................  A2/A    7.750   8/15/04        10,192
    70,000 New York, New York, Unrefunded Balance,
           Series A.................................  A2/A    7.750   8/15/07        71,393
   635,000 New York, New York, Unrefunded Balance,
           Series B.................................  A2/A    7.500   2/01/07       647,509
    40,000 New York, New York, Unrefunded Balance,
           Series F.................................  A2/A    8.400   11/15/05       41,297
 1,000,000 New York State...........................  A2/AA   5.125   6/15/04     1,048,620
   500,000 New York State, Environmental Quality....  A2/AA   5.125   1/15/15       514,400
 2,250,000 New York State, Series A.................  A2/AA   5.250   3/15/15     2,386,913

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                     Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                              Ratings   Rate     Date      Value
----------                                           ------- -------- -------- -----------
           Municipal Bonds (Continued)
$  500,000 New York State, Series C.................  A2/AA   5.000%  6/15/11  $   532,035
 1,500,000 Onondaga County, New York, Series A...... Aa2/AA+  5.000   5/01/17    1,548,165
   500,000 Rockland County, New York, Series A...... A1/AA-   5.000   10/01/15     520,265
   750,000 Suffolk County, New York, Series B, FGIC
           Insured+................................. Aaa/AAA  5.000   10/01/13     792,532
                                                                               -----------
                                                                                11,318,168
                                                                               -----------
           Healthcare--4.0%
 1,000,000 New York State Dormitory Authority, Lenox
           Hill Hospital, Obligation Group..........  A3/NR   5.250   7/01/08    1,071,410
   105,000 New York State Dormitory Authority, Our
           Lady of Consolation Nursing Home, FHA
           Insured+.................................  NR/AA   5.200   8/01/05      106,698
   400,000 New York State Dormitory Authority,
           University of Rochester--Strong Memorial
           Hospital.................................  A1/A+   5.000   7/01/02      400,112
 1,000,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA  5.125   11/01/15   1,048,680
   400,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA  5.250   11/01/11     435,736
                                                                               -----------
                                                                                 3,062,636
                                                                               -----------
           Housing--9.4%
   900,000 New York State Housing Finance Agency,
           Multifamily Mortgage, Series A, FHA
           Insured+................................. Aaa/AA   7.000   8/15/22      919,674
   500,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 37-A.......... Aa1/NR   5.850   4/01/06      533,815
   500,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 39............ Aa1/NR   5.300   4/01/04      526,305
 1,000,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 70............ Aa1/NR   5.375   10/01/17   1,037,350

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                         Moody's
Principal                                                 /S&P    Interest Maturity
 Amount                                                  Ratings    Rate     Date      Value
----------                                               -------  -------- -------- ------------
           Municipal Bonds (Continued)
$1,000,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 80................  Aa1/NR   5.100%  10/01/17 $  1,030,030
 1,000,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 95................  Aa1/NR   5.500   10/01/17    1,042,190
 2,000,000 New York State Urban Development Corp........ Aaa/AAA   5.500   7/01/16     2,121,000
                                                                                    ------------
                                                                                       7,210,364
                                                                                    ------------
           Industrial Development Bonds--2.4%
   700,000 Hempstead Town-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA   4.875   12/01/06      755,559
 1,000,000 Hempstead Town-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA   5.000   12/01/07    1,084,410
                                                                                    ------------
                                                                                       1,839,969
                                                                                    ------------
           Other--2.5%
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+   5.125   8/01/12     1,910,808
                                                                                    ------------
           Prefunded/Escrow/U.S. Guaranteed--0.7%
   495,000 New York State Housing Finance Agency,
           State University Construction, ETM........... Aaa/AAA   6.500   11/01/06      544,762
                                                                                    ------------
           Special Tax--10.2%
 1,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A, MBIA
           Insured+..................................... Aaa/AAA   6.000   4/01/05     1,095,210
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E............................... Aa1/AA+   6.000   7/01/05     2,194,320
   600,000 New York State Local Government Assistance
           Corp., Series A, Floating Rate Note++........ Aa1/AA+   1.100   4/01/22       600,000
   500,000 New York State Local Government Assistance
           Corp., Series E..............................  A1/AA-   4.800   4/01/05       529,490

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                         Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                  Ratings   Rate     Date      Value
----------                                               ------- -------- -------- ------------
           Municipal Bonds (Continued)
$  600,000 New York State Urban Development Corp.
           Personal Income Tax Facility, Series A.......  NR/AA   5.375%  3/15/17  $    635,088
 1,225,000 New York, New York City Transitional
           Finance Authority, Series A.................. Aa2/AA+  5.000   8/15/05     1,323,086
   300,000 New York, New York City Transitional
           Finance Authority, Series B.................. Aa2/AA+  5.000   11/15/10      318,108
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C.................. Aa2/AA+  5.375   2/01/13     1,085,690
                                                                                   ------------
                                                                                      7,780,992
                                                                                   ------------
           State Appropriation--23.2%
 1,000,000 Metropolitan Transportation Authority Service
           Contract Revenue, Transit Facilities,
           Series O..................................... A3/AA-   5.750   7/01/07     1,131,470
   250,000 New York State Dormitory Authority, Albany
           County....................................... A3/AA-   5.500   4/01/08       269,740
   500,000 New York State Dormitory Authority, Mental
           Health Services Facilities, Series D......... NR/AA-   5.000   8/15/10       528,345
 1,000,000 New York State Dormitory Authority, City
           University Construction, Series A............ A3/AA-   5.700   7/01/05     1,088,240
 2,370,000 New York State Dormitory Authority, City
           University Construction, Series A, FGIC
           Insured+..................................... Aaa/AAA  5.750   7/01/18     2,659,164
   500,000 New York State Dormitory Authority, State
           University Dormitory Facilities, Series A....  NR/A+   5.500   7/01/10       552,765
 1,500,000 New York State Dormitory Authority, State
           University Educational Facilities, MBIA
           Insured+..................................... Aaa/AAA  5.875   5/15/11     1,709,610
   250,000 New York State Dormitory Authority, State
           University Educational Facilities............ A3/AA-   5.500   5/15/09       273,785
   500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A.. Aaa/AAA  5.250   5/15/15       542,965

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                         Moody's
Principal                                                 /S&P    Interest Maturity
 Amount                                                  Ratings    Rate     Date      Value
----------                                               -------  -------- -------- ------------
           Municipal Bonds (Continued)
$1,000,000 New York State Dormitory Authority, State
           University Educational Facilities, MBIA
           Insured+..................................... Aaa/AAA   5.000%  5/15/15  $  1,035,240
   300,000 New York State Dormitory Authority, State
           University Educational Facilities, Series B..  A3/AA-   5.200   5/15/03       309,267
 1,945,000 New York State Medical Care Facilities, Adult
           Day Care Program, Series A...................  Aa1/NR   6.375   11/15/20    2,084,554
   480,000 New York State Medical Care Facilities,
           Mental Health Service Facilities, Series F...  A3/AA-   6.100   8/15/02       482,736
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund.........................................  A3/AA-   6.000   4/01/07       559,905
   750,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund.........................................  A3/AA-   5.625   4/01/07       826,072
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series A, FGIC Insured+................ Aaa/AAA   5.000   4/01/10       534,990
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B............................... Aaa/AAA   5.250   4/01/16     1,052,340
 1,000,000 New York State Urban Development Corp........  A3/AA-   5.900   1/01/07     1,032,180
   500,000 New York State Urban Development Corp.,
           Correctional Facilities, AMBAC Insured+...... Aaa/AAA   5.625   1/01/07       520,170
   500,000 New York State Urban Development Corp.,
           Correctional Facilities Service Contract,
           Series A.....................................  A3/AA-   5.000   1/01/12       520,950
                                                                                    ------------
                                                                                      17,714,488
                                                                                    ------------
           Transportation--13.9%
 2,400,000 Niagara, New York, Frontier Airport
           Authority, Greater Buffalo International
           Airport, Series A, AMBAC Insured+............ Aaa/AAA   6.125   4/01/14     2,564,784

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                          Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                   Ratings   Rate     Date      Value
----------                                                ------- -------- -------- ------------
           Municipal Bonds (Continued)
$  500,000 Port Authority of New York & New Jersey....... A1/AA-   4.750%  10/01/08 $    532,285
 1,000,000 Port Authority of New York & New Jersey....... A1/AA-   4.900   11/15/06    1,035,280
   350,000 Port Authority of New York & New Jersey....... A1/AA-   5.100   11/15/08      366,100
 1,000,000 Port Authority of New York & New Jersey....... A1/AA-   5.300   8/01/03     1,013,220
   300,000 Port Authority of New York & New Jersey....... A1/AA-   5.500   8/01/05       303,753
   500,000 Port Authority of New York & New Jersey....... A1/AA-   6.100   10/15/02      506,595
 1,000,000 Triborough Bridge & Tunnel Authority, General
           Purpose, Series A............................. Aa3/AA-  5.125   1/01/18     1,029,170
 1,000,000 Triborough Bridge & Tunnel Authority, General
           Purpose, Series A............................. Aa3/AA-  5.250   1/01/16     1,053,540
   500,000 Triborough Bridge & Tunnel Authority, General
           Purpose, Series B............................. Aa3/AA-  5.300   1/01/17       522,120
   500,000 Triborough Bridge & Tunnel Authority, General
           Purpose, Series B............................. Aa3/AA-  5.500   1/01/07       551,235
 1,000,000 Triborough Bridge & Tunnel Authority, General
           Purpose, Series Y............................. Aa3/AA-  6.000   1/01/12     1,151,770
                                                                                    ------------
                                                                                      10,629,852
                                                                                    ------------
           Utilities--7.7%
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A............. Aaa/AAA  5.500   12/01/10    1,114,680
   500,000 New York State Environmental Facilities Corp.,
           Pollution Control Revenue..................... Aaa/AAA  5.750   6/15/08       560,360
   150,000 New York State Environmental Facilities Corp.,
           Pollution Control Revenue..................... Aaa/AAA  7.000   6/15/12       152,167
    15,000 New York State Environmental Facilities Corp.,
           Pollution Control Revenue, Series B........... Aa2/AA-  7.500   3/15/11        15,073
    15,000 New York State Environmental Facilities Corp.,
           Pollution Control Revenue, Series C........... Aa2/A+   7.200   3/15/11        15,070

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2002 (Unaudited)

                                                          Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                   Ratings   Rate     Date        Value
----------                                                ------- -------- --------   ------------
           Municipal Bonds (Continued)
$  500,000 New York State Environmental Facilities Corp.,
           Series C...................................... Aaa/AAA   5.250%   6/15/12  $    534,890
 1,000,000 New York State Environmental Facilities Corp.,
           Series B...................................... Aaa/AAA   5.250    6/15/17     1,053,920
   775,000 New York State Environmental Facilities Corp.,
           Series B...................................... Aaa/AAA   5.250    6/15/19       804,218
   300,000 New York State Power Authority, Series A...... Aa2/AA-   5.000    2/15/03       306,432
   750,000 New York State Power Authority, Series A...... Aa2/AA-   5.500    11/15/10      816,945
   500,000 Suffolk County, New York Water Authority,
           Waterworks Revenue, MBIA Insured+............. Aaa/AAA   5.100    6/01/07       543,910
                                                                                      ------------
                                                                                         5,917,665
                                                                                      ------------
           Total Municipal Bonds
           (Cost $69,833,266)............................                               73,021,419
                                                                                      ------------
                                                                  Moody's
Number of                                                           /S&P   Interest
 Shares                                                           Ratings    Rate        Value
----------                                                        -------- --------   ------------
           Tax-Exempt Money Market Funds--3.1%
 2,401,103 Dreyfus Municipal Money Market Fund...................   NR/NR    1.23%(a)    2,401,103
     9,786 Federated New York Tax Free...........................   NR/NR    1.27(a)         9,786
                                                                                      ------------
           Total Tax-Exempt Money Market Funds
           (Cost $2,410,889).....................................                        2,410,889
                                                                                      ------------
           Total Investments
           (Cost $72,244,155) (b)--98.6%.........................                       75,432,308
           Other assets less liabilities--1.4%...................                        1,038,029
                                                                                      ------------
           Net Assets--100.0%....................................                      $76,470,337
                                                                                      ------------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
MBIA  Municipal Bond Investors Assurance.
NR    Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++    Represents interest rate in effect at June 30, 2002 for Floating Rates
      Notes.
(a)   Represents annualized 7 day yield at June 30, 2002.
(b) The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2002, net unrealized appreciation was $3,188,153 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,188,153 and aggregate gross unrealized depreciation of $0.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)


Assets:
 Investments at market value, (Cost $72,244,155)............. $ 75,432,308
 Receivables:
   Interest..................................................    1,184,652
   Investments sold..........................................       28,133
   Capital stock sold........................................        7,365
 Other assets................................................        7,600
                                                              ------------
   Total Assets..............................................   76,660,058
                                                              ------------
Liabilities:
 Payables:
   Dividends.................................................       77,820
   Services provided by The Bank of New York and
    Administrator............................................       56,169
   Capital stock repurchased.................................       30,498
 Accrued expenses and other liabilities......................       25,234
                                                              ------------
   Total Liabilities.........................................      189,721
                                                              ------------
Net Assets:.................................................. $ 76,470,337
                                                              ------------
Sources Of Net Assets:
 Capital stock @ par......................................... $      7,084
 Capital surplus.............................................   73,038,553
 Overdistributed net investment income.......................      (87,538)
 Accumulated net realized gain on investments................      324,085
 Net unrealized appreciation on investments..................    3,188,153
                                                              ------------
Net Assets................................................... $ 76,470,337
                                                              ------------
Institutional Shares:
 Net assets.................................................. $ 47,846,425
                                                              ------------
 Shares outstanding..........................................    4,432,624
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $      10.79
                                                              ------------
Investor Shares:
 Net assets.................................................. $ 28,623,912
                                                              ------------
 Shares outstanding..........................................    2,651,351
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $      10.80
                                                              ------------
Institutional Shares authorized @ $.001 par value............  200,000,000
Investor Shares authorized @ $.001 par value.................  200,000,000

         Statement of Operations

         For the six months ended June 30, 2002 (Unaudited)

Investment Income:
 Interest..................................................... $1,473,064
                                                               ----------
Expenses:
 Advisory.....................................................    168,270
 Administration...............................................     67,308
 Accounting services..........................................     29,744
 12b-1 fee--Investor Shares...................................     27,637
 Transfer agent...............................................     17,765
 Audit........................................................     11,820
 Registration and filings.....................................     10,508
 Custodian....................................................      9,014
 Directors....................................................      7,256
 Reports to shareholders......................................        800
 Cash management..............................................        466
 Legal........................................................        378
 Other........................................................      6,100
                                                               ----------
   Total Expenses.............................................    357,066
 Fees waived by The Bank of New York (Note 3).................    (63,522)
 Earnings credit adjustment (Note 3)..........................        (42)
                                                               ----------
   Net Expenses...............................................    293,502
                                                               ----------
   Net Investment Income......................................  1,179,562
                                                               ----------
Realized And Unrealized Gain On Investments:
 Net realized gain on investments.............................    296,510
 Increase in unrealized appreciation on investments during
   the period.................................................  2,088,090
                                                               ----------
 Net realized and unrealized gain on investments..............  2,384,600
                                                               ----------
 Net increase in net assets resulting from operations......... $3,564,162
                                                               ----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statements of Changes in Net Assets


                                                                                  Six Months Ended
                                                                                   June 30, 2002      Year Ended
                                                                                    (Unaudited)    December 31, 2001
                                                                                  ---------------- -----------------
Operations:
 Net investment income...........................................................   $ 1,179,562       $ 1,784,577
 Net realized gain on investments................................................       296,510           339,367
 Increase (decrease) in unrealized appreciation on investments
   during the period.............................................................     2,088,090           (36,070)
                                                                                    -----------       -----------
   Net increase in net assets resulting from operations..........................     3,564,162         2,087,874
                                                                                    -----------       -----------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Institutional Shares......................      (865,549)       (1,505,608)
                                       Investor Shares...........................      (407,592)         (264,276)
 Distributions from capital gains: Institutional Shares..........................            --          (334,701)
                                   Investor Shares...............................            --           (53,884)
                                                                                    -----------       -----------
                                                                                     (1,273,141)       (2,158,469)
                                                                                    -----------       -----------
Capital Stock Transactions:
 Proceeds from capital stock sold: Institutional Shares..........................     3,899,762        17,010,905
                                   Investor Shares...............................    23,209,599           886,240
 Proceeds from shares issued on reinvestment
   of dividends and distributions: Institutional Shares..........................       178,923           679,875
                                   Investor Shares...............................       279,178           255,734
 Value of capital stock repurchased: Institutional Shares........................    (2,334,081)       (6,643,519)
                                     Investor Shares.............................    (2,316,770)       (2,078,976)
                                                                                    -----------       -----------
   Net increase in net assets resulting from capital stock
    transactions.................................................................    22,916,611        10,110,259
                                                                                    -----------       -----------
   Increase in Net Assets........................................................    25,207,632        10,039,664
Net Assets:
 Beginning of year...............................................................    51,262,705        41,223,041
                                                                                    -----------       -----------
 End of period (includes overdistributed net investment income of $87,538 at June 30, 2002 and undistributed net investment
   income of $6,041 at December 31, 2001)........................................   $76,470,337       $51,262,705
                                                                                    -----------       -----------
Changes In Capital Stock Outstanding:
 Shares sold: Institutional Shares...............................................       449,649         1,592,341
              Investor Shares....................................................     2,169,299            82,652
 Shares issued on reinvestment of dividends and
   distributions: Institutional Shares...........................................        16,734            63,936
                  Investor Shares................................................        26,126            23,950
 Shares repurchased: Institutional Shares........................................      (218,189)         (620,600)
                     Investor Shares.............................................      (216,527)         (194,675)
                                                                                    -----------       -----------
   Net increase..................................................................     2,227,092           947,604
 Shares outstanding, beginning of year...........................................     4,856,883         3,909,279
                                                                                    -----------       -----------
 Shares outstanding, end of period...............................................     7,083,975         4,856,883
                                                                                    -----------       -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Financial Highlights


                                                                   Institutional Shares
                                           ----------------------------------------------------------------
                                                                                                  For the period
                                                                                                  April 1, 1997*
                                           Six Months ended       Year ended December 31,            through
                                            June 30, 2002   -----------------------------------    December 31,
                                             (Unaudited)    2001/(a)/   2000     1999      1998        1997
                                           ---------------- --------  -------  -------   -------  --------------
PER SHARE DATA:
Net asset value at beginning of period....     $ 10.55      $ 10.54   $ 10.10  $ 10.65   $ 10.52     $ 10.16
                                               -------      -------   -------  -------   -------     -------
Gain (loss) from investment operations
Net investment income.....................        0.19         0.41      0.41     0.41      0.41        0.31
Net realized and unrealized gain (loss) on
 investments..............................        0.25         0.09      0.44    (0.55)     0.14        0.36
                                               -------      -------   -------  -------   -------     -------
  Total from investment operations........        0.44         0.50      0.85    (0.14)     0.55        0.67
                                               -------      -------   -------  -------   -------     -------
Dividends and distributions
Dividends from net investment income......       (0.20)       (0.41)    (0.41)   (0.41)    (0.41)      (0.31)
Distributions from capital gains..........          --        (0.08)       --       --     (0.01)         --
                                               -------      -------   -------  -------   -------     -------
  Total dividends and distributions.......       (0.20)       (0.49)    (0.41)   (0.41)    (0.42)      (0.31)
                                               -------      -------   -------  -------   -------     -------
Net asset value at end of period..........     $ 10.79      $ 10.55   $ 10.54  $ 10.10   $ 10.65     $ 10.52
                                               -------      -------   -------  -------   -------     -------
TOTAL RETURN:.............................        4.25%**      4.77%     8.66%   (1.35)%    5.30%       6.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................     $47,846      $44,164   $33,202  $31,446   $31,519     $30,915
Ratio to average net assets of:
  Expenses, net of waiver from
   The Bank of New York...................        0.79%***     0.79%     0.79%    0.82%     0.90%       0.90%***
  Expenses, prior to waiver from
   The Bank of New York...................        0.98%***     1.10%     1.06%    1.07%     1.07%       1.15%***
  Net investment income, net of waiver
   from The Bank of New York..............        3.59%***     3.83%     4.05%    3.93%     3.85%       3.98%***
Portfolio turnover rate...................           4%          17%       16%      32%       24%         21%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                             Investor Shares
                                                       -----------------------------------------------------------
                                                       Six Months ended           Year Ended December 31,
                                                        June 30, 2002   ------------------------------------------
                                                         (Unaudited)    2001/(a)/  2000     1999     1998     1997
                                                       ---------------- --------  ------  ------   -------  -------
PER SHARE DATA:
Net asset value at beginning of period................     $ 10.56       $10.55   $10.10  $10.65   $ 10.52  $ 10.29
                                                           -------       ------   ------  ------   -------  -------
Gain (loss) from investment operations
Net investment income.................................        0.18         0.38     0.39    0.38      0.38     0.39
Net realized and unrealized gain (loss) on investments        0.25         0.09     0.45   (0.55)     0.14     0.23
                                                           -------       ------   ------  ------   -------  -------
  Total from investment operations....................        0.43         0.47     0.84   (0.17)     0.52     0.62
                                                           -------       ------   ------  ------   -------  -------
Dividends and distributions
Dividends from net investment income..................       (0.19)       (0.38)   (0.39)  (0.38)    (0.38)   (0.39)
Distributions from capital gains......................          --        (0.08)      --      --     (0.01)      --
                                                           -------       ------   ------  ------   -------  -------
  Total dividends and distributions...................       (0.19)       (0.46)   (0.39)  (0.38)    (0.39)   (0.39)
                                                           -------       ------   ------  ------   -------  -------
Net asset value at end of period......................     $ 10.80       $10.56   $10.55  $10.10   $ 10.65  $ 10.52
                                                           -------       ------   ------  ------   -------  -------
TOTAL RETURN:.........................................        4.12%*       4.51%    8.49%  (1.60)%    5.04%    6.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........     $28,624       $7,099   $8,021  $8,032   $11,580  $10,368
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New
   York...............................................        1.04%**      1.04%    1.03%   1.07%     1.15%    1.02%
  Expenses, prior to waiver from The Bank of New
   York...............................................        1.22%**      1.34%    1.31%   1.30%     1.32%    1.32%
  Net investment income, net of waiver from The Bank
   of New York........................................        3.34%**      3.59%    3.81%   3.65%     3.61%    3.88%
Portfolio turnover rate...............................           4%          17%      16%     32%       24%      21%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Principal
 Amount                             Value
----------                         ------------
           United States Government
           Agencies & Obligations--52.0%
           Federal Home Loan Bank--0.9%
$1,000,000 1.87%, 7/01/02+...... $  1,000,000
                                   ------------
           Federal Home Loan Mortgage Corp.--6.0%
 5,350,000 5.75%, 4/15/08.......    5,642,586
    30,000 6.75%, 9/15/29.......       31,938
 1,116,000 6.25%, 7/15/32.......    1,122,021
                                   ------------
                                    6,796,545
                                   ------------
           Federal National Mortgage
           Association--12.1%
 7,000,000 5.50%, 2/15/06.......    7,349,209
 2,600,000 6.00%, 5/15/11.......    2,724,865
 2,275,000 6.25%, 5/15/29.......    2,272,554
 1,300,000 6.625%, 11/15/30.....    1,372,538
                                   ------------
                                   13,719,166
                                   ------------
           Tennessee Valley Authority--0.5%
   650,000 6.15%, 1/15/38.......      634,412
                                   ------------
           United States Treasury Bonds--5.5%
 2,500,000 7.25%, 5/15/16.......    2,946,390
 3,000,000 6.125%, 11/15/27.....    3,172,398
   100,000 5.25%, 2/15/29.......       94,072
                                   ------------
                                    6,212,860
                                   ------------
           United States Treasury Notes--27.0%
 1,150,000 5.75%, 8/15/03.......    1,195,821
 3,250,000 5.75%, 11/15/05......    3,468,361
 3,350,000 6.875%, 5/15/06......    3,719,160
 2,425,000 6.25%, 2/15/07.......    2,653,522
 7,975,000 6.625%, 5/15/07......    8,868,168
 9,200,000 5.75%, 8/15/10.......    9,841,130

Principal
 Amount                              Value
----------                          ------------
           United States Government
           Agencies & Obligations
           (Continued)
$1,000,000 5.00%, 8/15/11........ $  1,013,889
                                    ------------
                                    30,760,051
                                    ------------
           Total United States Government
           Agencies & Obligations
           (Cost $57,854,337)....   59,123,034
                                    ------------
           Collateralized Mortgage
           Obligations--30.4%
           Federal Home Loan Mortgage Corp.--12.7%
   275,000 Series 1176-H
           8.00%, 12/15/06.......      294,760
 1,243,603 Series 1407-PK
           7.00%, 8/15/21........    1,258,526
 2,100,000 Series 1494-PJ
           6.85%, 1/15/22........    2,158,909
 2,520,000 Series 1617-C
           6.50%, 2/15/23........    2,606,563
   750,000 Series 1627-PJ
           6.00%, 3/15/23........      780,859
   285,000 Series 1588-QD
           6.50%, 9/15/23........      294,744
   629,004 Series 1588-TC
           6.50%, 9/15/23........      657,298
 1,676,000 Series 1602-H
           6.50%, 10/15/23.......    1,694,956
 2,911,000 Series 1608-O
           6.50%, 11/15/23.......    2,929,019
 1,172,518 Series 1621-M
           6.50%, 11/15/23.......    1,240,645
   380,000 Series 1633-C
           6.50%, 12/15/23.......      390,474

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                                      Value
----------                                               -------------
           Collateralized Mortgage Obligations (Continued)
$    4,336 Series 1665-O
           6.50%, 1/15/24............................... $       4,338
    90,000 Series 2123-PE
           6.00%, 12/15/27..............................        92,230
                                                         -------------
                                                            14,403,321
                                                         -------------
           Federal National Mortgage Association--17.0%
   277,293 Series 1988-15A
           9.00%, 6/25/18...............................       308,162
   319,340 Series 1992-214PK
           7.00%, 9/25/20...............................       321,147
 2,852,007 Series 1993-104ZA
           6.50%, 11/25/21..............................     3,000,514
   195,975 Series G93-34PH
           6.35%, 2/25/22...............................       200,953
 1,000,000 Series 1992-136PK
           6.00%, 8/25/22...............................     1,016,805
   875,000 Series 1993-96PJ
           7.00%, 8/25/22...............................       934,838
   185,000 Series 1993-204C
           6.20%, 2/25/23...............................       193,318
 2,163,000 Series 1993-252N
           6.50%, 8/25/23...............................     2,266,595
 1,020,000 Series 1993-149M
           7.00%, 8/25/23...............................     1,087,051
 3,506,000 Series 1993-178PK
           6.50%, 9/25/23...............................     3,649,724
   999,576 Series 1996-4ZB
           6.50%, 9/25/23...............................     1,021,605
 1,572,357 Series 1993-203B
           6.50%, 10/25/23..............................     1,622,501

Principal
 Amount                                                     Value
----------                                               ------------
           Collateralized Mortgage Obligations (Continued)
$  999,000 Series 1993-203PL
           6.50%, 10/25/23.............................. $  1,046,064
    58,505 Series 1993-253H PO
           0.00%, 11/25/23..............................       49,941
 1,458,000 Series 1993-225UB
           6.50%, 12/25/23..............................    1,545,302
 1,037,426 Series 1993-255E
           7.10%, 12/25/23..............................    1,110,094
                                                         ------------
                                                           19,374,614
                                                         ------------
           Government National Mortgage Association--0.7%
   800,000 Series 1999-13PC
           6.00%, 3/20/28...............................      807,829
                                                         ------------
           Total Collateralized Mortgage Obligations
           (Cost $32,787,992)...........................   34,585,764
                                                         ------------
           Mortgage-Backed Securities--14.3%
           Federal Home Loan Mortgage Corp.--6.5%
     1,204 Pool #218711
           8.00%, 10/01/02..............................        1,211
     7,877 Pool #251836
           8.50%, 5/01/04...............................        7,934
    50,640 Pool #182217
           8.00%, 12/01/04..............................       52,526
    13,249 Pool #502185
           8.50%, 7/01/05...............................       13,769
   203,715 Gold Pool #M70034
           7.50%, 6/01/08...............................      216,361
   202,098 Gold Pool #E00227
           6.00%, 7/01/08...............................      210,110

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                         Value
----------                   -----------
           Mortgage-Backed
           Securities (Continued)
$  824,941 Gold Pool #E49415
           6.50%, 7/01/08... $   864,582
    32,965 Pool #184275
           8.25%, 9/01/08...      34,966
     7,018 Pool #160062
           9.50%, 10/01/08..       7,620
     8,433 Pool #160065
           9.50%, 11/01/08..       9,156
     8,225 Pool #160066
           9.75%, 11/01/08..       9,034
   102,369 Pool #185743
           8.50%, 12/01/08..     104,665
   125,205 Pool #251974
           8.50%, 4/01/09...     132,799
   166,022 Pool #185964
           8.50%, 2/01/10...     175,185
   121,496 Gold Pool #E20201
           7.50%, 10/01/10..     128,919
   699,325 Gold Pool #G10439
           6.50%, 1/01/11...     731,966
   124,423 Gold Pool #E00417
           7.00%, 2/01/11...     131,293
    73,079 Pool #555045
           8.00%, 5/01/19...      76,204
   189,032 Gold Pool #A01217
           8.50%, 4/01/20...     204,423
   293,880 Gold Pool #D24970
           8.00%, 3/01/22...     315,505
   341,670 Gold Pool #D36389
           8.00%, 1/01/23...     367,015
   782,102 Pool #334595
           7.50%, 11/01/23..     831,115

Principal
 Amount                         Value
----------                   -----------
           Mortgage-Backed
           Securities (Continued)
$  171,393 Gold Pool #C00664
           7.50%, 9/01/28... $   180,568
 2,500,000 Pool #29366
           6.50%, 7/15/30...   2,550,000
                             -----------
                               7,356,926
                             -----------
           Federal National Mortgage
           Association--3.9%
     3,130 Pool #168430
           7.00%, 7/01/03...       3,245
   229,423 Pool #195152
           7.00%, 1/01/08...     241,488
   127,532 Pool #81860
           8.00%, 4/01/09...     134,601
   193,081 Pool #278437
           7.50%, 5/01/09...     205,136
    89,185 Pool #6222
           9.00%, 4/01/16...      96,919
   149,149 Pool #124118
           9.00%, 3/01/22...     164,638
   147,658 Pool #159860
           7.50%, 6/01/22...     156,397
    65,881 Pool #64195
           8.237%, 11/01/24.      69,894
   142,887 Pool #320514
           6.50%, 9/01/25...     146,752
 1,400,255 Pool #335054
           6.00%, 1/01/26...   1,410,245
   274,723 Pool #446431
           8.50%, 10/01/26..     296,815
   536,334 Pool #251498
           6.50%, 2/01/28...     549,866

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                        Value
----------                  -----------
           Mortgage-Backed
           Securities (Continued)
$  424,261 Pool #252570
           6.50%, 7/01/29.. $   433,156
   459,377 Pool #535182
           8.00%, 10/01/29.     488,651
    59,993 Pool #420171
           5.75%, 2/01/30..      61,421
                            -----------
                              4,459,224
                            -----------
           Government National Mortgage
           Association--3.9%
     5,315 Pool #6400
           8.00%, 6/15/05..       5,662
    14,351 Pool #7774
           8.00%, 9/15/05..      15,287
    10,821 Pool #7038
           8.00%, 10/15/05.      11,528
    13,206 Pool #11310
           8.00%, 11/15/05.      14,068
     5,348 Pool #9839
           8.00%, 7/15/06..       5,697
     9,374 Pool #10459
           8.00%, 8/15/06..       9,986
    24,249 Pool #10419
           8.00%, 9/15/06..      25,832
    14,948 Pool #12590
           8.00%, 9/15/06..      15,923
    34,126 Pool #14295
           8.00%, 1/15/07..      36,353
 1,053,885 Pool #569502
           5.00%, 1/15/17..   1,042,424
    28,600 Pool #204365
           9.00%, 3/15/17..      31,592

Principal
 Amount                       Value
----------                 -----------
           Mortgage-Backed
           Securities (Continued)
$  154,798 Pool #247223
           9.00%, 4/15/18. $   170,959
    14,856 Pool #177793
           9.50%, 5/15/19.      16,638
     3,927 Pool #256032
           8.50%, 10/15/19       4,270
     2,757 Pool #284645
           8.50%, 2/15/20.       2,997
    16,059 Pool #319650
           7.00%, 11/15/22      16,829
   216,401 Pool #356770
           7.50%, 4/15/23.     230,300
    27,768 Pool #350532
           6.50%, 6/15/23.      28,632
   902,490 Pool #351405
           6.50%, 1/15/24.     929,561
    84,307 Pool #359470
           7.00%, 1/15/24.      88,234
   154,943 Pool #376445
           6.50%, 4/15/24.     159,591
    41,923 Pool #386348
           7.50%, 6/15/24.      44,565
   813,465 Pool #780035
           6.50%, 7/15/24.     837,865
    80,599 Pool #407323
           8.25%, 4/15/25.      85,857
   269,019 Pool #464704
           8.00%, 7/15/28.     286,893

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                                     Value
----------                                               ------------
           Mortgage-Backed Securities (Continued)
$  259,652 Pool #564751
           6.00%, 8/15/31............................... $    259,878
                                                         ------------
                                                            4,377,421
                                                         ------------
           Total Mortgage-Backed Securities
           (Cost $15,838,038)...........................   16,193,571
                                                         ------------

Number of
 Shares                                                     Value
---------                                               ------------
          Money Market Fund--4.8%
5,462,005 ACM Institutional Reserves (Government
          Portfolio), 1.72%(a) (Cost $5,462,005)....... $  5,462,005
                                                        ------------
          Total Investments
          (Cost $111,942,372)(b)--101.5%...............  115,364,374
          Liabilities in excess of other assets--(1.5)%   (1,715,017)
                                                        ------------
          Net Assets--100.0%........................... $113,649,357
                                                        ------------

PO Principal Only.
(a)Represents annualized 7 day yield at June 30, 2002.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2002, net unrealized appreciation was $3,422,002 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,661,561 and aggregated gross unrealized depreciation of $239,559.
+  Coupon rate's discounted rate at time of purchase.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $111,942,372)..................... $115,364,374
             Cash.....................................           72
             Receivables:
              Investments sold........................    1,569,608
              Interest................................    1,048,457
              Capital stock sold......................      504,333
             Other assets.............................        9,528
                                                       ------------
              Total Assets............................  118,496,372
                                                       ------------
           Liabilities:
             Payables:
              Investment purchased....................    3,525,625
              Capital stock repurchased...............    1,050,020
              Dividends...............................      152,903
              Services provided by The Bank of
               New York and Administrator.............       83,205
             Accrued expenses and other liabilities...       35,262
                                                       ------------
              Total Liabilities.......................    4,847,015
                                                       ------------
           Net Assets:................................ $113,649,357
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $     11,193
             Capital surplus..........................  112,472,505
             Undistributed net investment loss........     (714,100)
             Accumulated net realized loss on
              investments.............................   (1,542,243)
             Net unrealized appreciation on
              investments.............................    3,422,002
                                                       ------------
           Net Assets................................. $113,649,357
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 98,954,682
                                                       ------------
             Shares outstanding.......................    9,744,935
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.15
                                                       ------------
           Investor Shares:
             Net assets............................... $ 14,694,675
                                                       ------------
             Shares outstanding.......................    1,448,185
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.15
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)

            Investment Income:
              Interest.................................. $2,931,618
                                                         ----------
            Expenses:
              Advisory..................................    269,050
              Administration............................    107,620
              Accounting services.......................     29,746
              Transfer agent............................     22,188
              12b-1 fee--Investor Shares................     17,276
              Custodian.................................     16,589
              Audit.....................................     11,845
              Registration and filings..................     10,410
              Directors.................................      7,262
              Reports to shareholders...................      1,505
              Cash management...........................      1,494
              Legal.....................................      1,436
              Insurance.................................        456
              Other.....................................      7,258
                                                         ----------
               Total Expenses...........................    504,135
              Fees waived by The Bank of New York
               (Note 3).................................    (61,797)
                                                         ----------
               Net Expenses.............................    442,338
                                                         ----------
               Net Investment Income....................  2,489,280
                                                         ----------
            Realized And Unrealized Gain On
             Investments:
              Net realized gain on investments..........     54,698
              Increase in unrealized appreciation on
               investments during the period............  1,988,439
                                                         ----------
              Net realized and unrealized gain on
               investments..............................  2,043,137
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $4,532,417
                                                         ----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statements of Changes in Net Assets

                                                                                      Six Months Ended
                                                                                       June 30, 2002      Year Ended
                                                                                        (Unaudited)    December 31, 2001
                                                                                      ---------------- -----------------
Operations:
  Net investment income..............................................................   $  2,489,280     $  4,791,933
  Net realized gain on investments...................................................         54,698        1,017,806
  Increase in unrealized appreciation on investments during the period...............      1,988,439          474,083
                                                                                        ------------     ------------
   Net increase in net assets resulting from operations..............................      4,532,417        6,283,822
                                                                                        ------------     ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.........................     (2,350,293)      (4,317,833)
                         Investor Shares.............................................       (328,733)        (663,380)
                                                                                        ------------     ------------
                                                                                          (2,679,026)      (4,981,213)
                                                                                        ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.............................     48,974,144       67,635,112
                      Investor Shares................................................      2,384,039       15,209,300
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.....      1,270,739        2,440,515
                                   Investor Shares...................................        288,059          594,261
  Value of capital stock repurchased: Institutional Shares...........................    (39,059,742)     (60,554,181)
                      Investor Shares................................................     (1,499,249)     (14,891,307)
                                                                                        ------------     ------------
  Net increase in net assets resulting from capital stock transactions...............     12,357,990       10,433,700
                                                                                        ------------     ------------
   Increase in Net Assets............................................................     14,211,381       11,736,309
Net Assets:
  Beginning of year..................................................................     99,437,976       87,701,667
                                                                                        ------------     ------------
  End of period (includes undistributed net investment loss of $714,100 at June
   30, 2002 and overdistributed net investment income of $524,354 at
   December 31, 2001)................................................................   $113,649,357     $ 99,437,976
                                                                                        ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..................................................      4,898,978        6,641,867
         Investor Shares.............................................................        239,127        1,506,719
  Shares issued on reinvestment of dividends: Institutional Shares...................        126,663          244,227
                           Investor Shares...........................................         28,731           59,509
  Shares repurchased: Institutional Shares...........................................     (3,907,595)      (5,926,393)
             Investor Shares.........................................................       (149,821)      (1,471,785)
                                                                                        ------------     ------------
   Net increase......................................................................      1,236,083        1,054,144
  Shares outstanding, beginning of year..............................................      9,957,037        8,902,893
                                                                                        ------------     ------------
  Shares outstanding, end of period..................................................     11,193,120        9,957,037
                                                                                        ------------     ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Financial Highlights

                                                                Institutional Shares
                                        -----------------------------------------------------------------
                                         Six months                                           For the period
                                            ended            Year ended December 31,          April 1, 1997*
                                        June 30, 2002  -----------------------------------        through
                                         (Unaudited)   2001/(a)/   2000     1999      1998   December 31, 1997
                                        -------------  --------  -------  -------   -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.    $  9.99     $  9.85   $  9.41  $ 10.04   $  9.88       $  9.53
                                           -------     -------   -------  -------   -------       -------
Gain (loss) from investment operations
Net investment income..................       0.22        0.51      0.56     0.56      0.56          0.42
Net realized and unrealized gain (loss)
 on investments........................       0.19        0.17      0.44    (0.64)     0.16          0.35
                                           -------     -------   -------  -------   -------       -------
  Total from investment operations.....       0.41        0.68      1.00    (0.08)     0.72          0.77
                                           -------     -------   -------  -------   -------       -------
Dividends
Dividends from net investment
 income................................      (0.25)      (0.54)    (0.56)   (0.55)    (0.56)        (0.42)
                                           -------     -------   -------  -------   -------       -------
Net asset value at end of period.......    $ 10.15     $  9.99   $  9.85  $  9.41   $ 10.04       $  9.88
                                           -------     -------   -------  -------   -------       -------
TOTAL RETURN:..........................       4.16%**     6.99%    11.03%   (0.73)%    7.49%         8.27%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period (000's
 omitted)..............................    $98,955     $86,160   $75,533  $68,762   $64,944       $64,128
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................       0.79%***    0.79%     0.79%    0.82%     0.90%         0.90%***
  Expenses, prior to waiver from The
   Bank of New York....................       0.90%***    0.93%     0.94%    0.92%     0.96%         0.99%***
  Net investment income, net of
   waiver from The Bank of New
   York................................       4.66%***    5.15%     5.92%    5.76%     5.63%         5.79%***
Portfolio turnover rate................         20%         44%       10%      16%       61%           41%

* Commencement of investment operations.
**Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                                          Investor Shares
                                                   -------------------------------------------------------------
                                                   Six Months ended            Year ended December 31,
                                                    June 30, 2002   --------------------------------------------
                                                     (Unaudited)    2001/(a)/   2000     1999      1998     1997
                                                   ---------------- --------  -------  -------   -------  -------
PER SHARE DATA:
Net asset value at beginning of period............     $  9.98      $  9.85   $  9.41  $ 10.04   $  9.87  $  9.70
                                                       -------      -------   -------  -------   -------  -------
Gain (loss) from investment operations
Net investment income.............................        0.22         0.49      0.53     0.53      0.54     0.54
Net realized and unrealized gain (loss) on
 investments......................................        0.19         0.15      0.45    (0.63)     0.17     0.17
                                                       -------      -------   -------  -------   -------  -------
 Total from investment operations.................        0.41         0.64      0.98    (0.10)     0.71     0.71
                                                       -------      -------   -------  -------   -------  -------
Dividends
Dividends from net investment income..............       (0.24)       (0.51)    (0.54)   (0.53)    (0.54)   (0.54)
                                                       -------      -------   -------  -------   -------  -------
Net asset value at end of period..................     $ 10.15      $  9.98   $  9.85  $  9.41   $ 10.04  $  9.87
                                                       -------      -------   -------  -------   -------  -------
TOTAL RETURN:.....................................        4.13%*       6.62%    10.76%   (0.98)%    7.33%    7.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).......     $14,694      $13,278   $12,168  $12,507   $12,525  $10,458
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York        1.04%**      1.04%     1.04%    1.07%     1.15%    1.08%
 Expenses, prior to waiver from The Bank of New
   York...........................................        1.15%**      1.18%     1.18%    1.20%     1.26%    1.11%
 Net investment income, net of waiver from The
   Bank of New York...............................        4.40%**      4.89%     5.67%    5.50%     5.38%    5.57%
Portfolio turnover rate...........................          20%          44%       10%      16%       61%      41%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

 Principal
  Amount                              Value
-----------                          ------------
            Mortgage-Backed
            Securities--33.8%
            Federal Home Loan Mortgage Corp.--26.3%
$     5,126 Pool #180686
            6.00%, 8/01/03........ $      5,169
     69,497 Pool #160074
            10.00%, 4/01/09.......       77,034
    337,412 Pool #180006
            9.25%, 8/01/11........      369,337
  1,723,257 Gold Pool #E00678
            6.50%, 6/01/14........    1,788,203
     47,130 Gold Pool #G00800
            7.00%, 11/01/26.......       49,059
  2,098,831 Gold Pool #G00767
            7.50%, 8/01/27........    2,215,441
  3,664,829 Gold Pool #C25580
            6.00%, 4/01/29........    3,684,965
  1,311,041 Gold Pool #C29166
            7.00%, 7/01/29........    1,359,450
  3,095,531 Gold Pool #C00896
            7.50%, 12/01/29.......    3,253,639
  1,770,957 Gold Pool #G01131
            7.50%, 9/01/30........    1,861,329
  3,337,210 Gold Pool #C01095
            7.00%, 11/01/30.......    3,460,433
    832,302 Gold Pool #C44362
            7.50%, 11/01/30.......      874,510
    763,871 Gold Pool #C46812
            7.50%, 1/01/31........      802,610
  7,070,757 Gold Pool #C50537
            6.50%, 4/01/31........    7,223,831
  6,487,839 Gold Pool #C50729
            6.50%, 5/01/31........    6,628,294
 12,328,357 Gold Pool #C01184
            6.50%, 6/01/31........   12,595,252

 Principal
  Amount                                Value
-----------                             ------------
            Mortgage-Backed
            Securities (Continued)
$ 2,472,268 Gold Pool #C53797
            6.50%, 6/01/31.......... $  2,525,790
  2,894,920 Gold Pool #C01197
            6.50%, 7/01/31..........    2,957,592
     51,474 Gold Pool #C55047
            7.50%, 7/01/31..........       54,100
  5,762,380 Gold Pool #C01220
            6.50%, 9/01/31..........    5,887,130
  2,692,780 Gold Pool #C57933
            6.50%, 9/01/31..........    2,751,076
  3,171,006 Gold Pool #C60567
            7.00%, 11/01/31.........    3,289,038
 19,751,716 Gold Pool #C62800
            6.00%, 1/01/32..........   19,735,477
  4,485,330 Gold Pool #C65060
            6.50%, 3/01/32..........    4,582,176
  8,889,930 Gold Pool #C01329
            7.00%, 3/01/32..........    9,218,057
  5,992,143 Gold Pool #C01345
            7.00%, 4/01/32..........    6,213,396
 14,860,000 Gold Pool #C01364
            6.50%, 6/01/32..........   15,180,857
                                        ------------
                                      118,643,245
                                        ------------
            Federal National Mortgage Association--3.2%
    224,151 Pool #219238
            8.50%, 2/01/09..........      237,006
  2,872,564 Pool #190770
            7.00%, 4/01/09..........    3,023,633
    913,571 Pool #527268
            7.00%, 11/01/14.........      960,107
  4,706,673 Pool #253942
            6.00%, 9/01/16..........    4,807,850

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                       Value
-----------                 ------------
            Mortgage-Backed
            Securities (Continued)
$ 5,462,779 Pool #647532
            5.50%, 5/01/17. $  5,473,022
                            ------------
                              14,501,618
                            ------------
            Government National Mortgage
            Association--4.3%
     55,811 Pool #13416
            8.00%, 9/15/06.       59,453
     28,823 Pool #13688
            8.00%, 11/15/06       30,704
     54,572 Pool #12766
            8.00%, 12/15/06       58,133
     40,561 Pool #16080
            7.50%, 4/15/07.       42,836
    326,789 Pool #21598
            8.00%, 2/15/08.      348,114
     61,900 Pool #27246
            9.00%, 12/15/08       66,465
     27,837 Pool #31570
            9.50%, 6/15/09.       29,943
     18,794 Pool #34366
            9.50%, 9/15/09.       20,217
     20,916 Pool #33765
            9.50%, 10/15/09       22,499
     40,100 Pool #34704
            9.50%, 10/15/09       44,493
    130,000 Pool #171774
            9.00%, 9/15/16.      139,588
     32,288 Pool #199885
            9.50%, 11/15/17       34,731
     48,424 Pool #251646
            9.50%, 4/15/18.       52,088

 Principal
  Amount                                Value
-----------                         -------------
            Mortgage-Backed
            Securities (Continued)
$    18,262 Pool #290313
            9.50%, 5/15/20......... $      19,645
    699,399 Pool #319650
            7.00%, 11/15/22........       732,926
    470,004 Pool #349306
            8.00%, 2/15/23.........       505,814
    251,746 Pool #376445
            6.50%, 4/15/24.........       259,297
    525,351 Pool #362262
            7.50%, 4/15/24.........       554,820
    214,852 Pool #384069
            7.50%, 4/15/24.........       226,904
     58,299 Pool #780689
            6.50%, 12/15/27........        59,820
  6,809,742 Pool #464686
            6.50%, 7/15/28.........     6,983,565
    943,405 Pool #511772
            8.00%, 11/15/30........     1,004,973
  1,275,566 Pool #485393
            7.00%, 4/15/31.........     1,327,087
  2,446,128 Pool #550475
            7.00%, 5/15/31.........     2,545,090
  4,344,550 Pool #781336
            6.00%, 10/15/31........     4,348,340
                                    -------------
                                       19,517,545
                                    -------------
            Total Mortgage-Backed
            Securities
            (Cost $149,282,377)....   152,662,408
                                    -------------
            Corporate Bonds--30.6%
            Aluminum, Steel and Other Metals--0.3%
  1,186,000 Alcoa, Inc.
            6.00%, 1/15/12.........     1,217,123
                                    -------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                 Value
-----------                           ------------
            Corporate Bonds (Continued)
            Automotive--0.5%
$ 2,596,000 Ford Motor Co.
            7.45%, 7/16/31........... $  2,423,314
                                      ------------
            Banking and Finance--0.9%
    635,000 Bank of America Corp.
            7.40%, 1/15/11...........      695,453
  3,253,000 Wells Fargo & Co.
            5.125%, 2/15/07..........    3,291,252
                                      ------------
                                         3,986,705
                                      ------------
            Beverages--Brewers--1.1%
  5,000,000 Anheuser-Busch Cos., Inc.
            5.75%, 1/15/11...........    5,016,190
                                      ------------
            Beverages--Food and Tobacco--0.2%
    641,000 Kraft Foods, Inc.
            6.25%, 6/01/12...........      660,495
                                      ------------
            Beverages--Soft Drinks--0.7%
    512,000 Coca-Cola Enterprises
            5.25%, 5/15/07...........      523,398
  2,500,000 Coca-Cola Enterprises
            7.125%, 8/01/17..........    2,825,803
                                      ------------
                                         3,349,201
                                      ------------
            Building and Building Products--0.2%
    970,000 Vulcan Materials Co.
            6.40%, 2/01/06...........    1,024,079
                                      ------------
            Communications, Media and
            Entertainment--3.5%
    342,000 AT&T Corp.
            6.50%, 3/15/29...........      235,980
  2,000,000 Charter Communications
            Holdings LLC
            9.92%, 4/01/11 (a).......      960,000

 Principal
  Amount                                 Value
-----------                           ------------
            Corporate Bonds (Continued)
$ 2,086,000 Clear Channel
            Communications, Inc.
            7.875%, 6/15/05.......... $  2,194,743
  2,056,000 Comcast Cable
            Communications, Inc.
            8.875%, 5/01/17..........    2,029,782
  4,787,000 Liberty Media Corp.
            7.875%, 7/15/09..........    4,812,338
  2,500,000 Primedia, Inc., Series B
            8.50%, 2/01/06...........    1,925,000
  3,426,000 USA Networks, Inc.
            6.75%, 11/15/05..........    3,543,889
                                      ------------
                                        15,701,732
                                      ------------
            Computers--Micro--1.0%
  4,473,000 IBM Corp.
            7.00%, 10/30/25..........    4,645,819
                                      ------------
            Computers--Software and
            Peripherals--0.0%
  1,643,000 Metromedia Fiber Network,
            Inc.
            10.00%, 12/15/09 (b).....       16,430
                                      ------------
            Financial Services--12.6%
  2,500,000 Ameritech Capital Funding
            Corp.
            6.30%, 10/15/04..........    2,643,265
  3,454,000 Block Financial Corp.
            6.75%, 11/01/04..........    3,631,625
    504,000 CIT Group, Inc.
            5.625%, 10/15/03.........      486,210
    664,000 CIT Group, Inc.
            5.625%, 5/17/04..........      637,358
  2,753,000 Citigroup, Inc.
            6.50%, 1/18/11...........    2,862,660

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                                     Value
-----------                      -                        ------------
            Corporate Bonds (Continued)
$ 3,273,000 Ford Motor Credit Co.
            7.375%, 10/28/09............................. $  3,388,219
  2,000,000 General Electric Capital Corp.
            5.375%, 1/15/03..............................    2,034,194
  3,000,000 General Electric Capital Corp.
            7.875%, 12/01/06.............................    3,383,697
  2,799,000 General Electric Capital Corp.
            6.75%, 3/15/32...............................    2,749,382
  3,798,000 General Motors Acceptance Corp.
            6.75%, 1/15/06...............................    3,943,122
  4,470,000 General Motors Acceptance Corp.
            6.15%, 4/05/07...............................    4,509,734
  5,176,000 Goldman Sachs Group, Inc.
            6.875%, 1/15/11..............................    5,366,182
  2,381,000 Household Finance Corp.
            5.75%, 1/30/07...............................    2,357,478
  2,593,000 Lehman Brothers Holdings, Inc.
            7.875%, 8/15/10..............................    2,840,432
  1,414,000 Merrill Lynch & Co.
            6.55%, 8/01/04...............................    1,489,059
  2,065,000 Merrill Lynch & Co.,
            Series B
            6.15%, 1/26/06...............................    2,162,701
  4,100,000 Morgan Stanley Dean Witter & Co.
            7.75%, 6/15/05...............................    4,499,373

 Principal
  Amount                                                     Value
-----------                      -                        ------------
            Corporate Bonds (Continued)
$ 2,177,000 Morgan Stanley Dean Witter & Co.
            6.10%, 4/15/06............................... $  2,268,763
     16,000 Salomon Smith Barney Holdings
            5.875%, 3/15/06..............................       16,735
    389,000 Verizon Global Funding Corp.
            7.25%, 12/01/10..............................      393,470
    894,000 Verizon Global Funding Corp.
            7.75%, 12/01/30..............................      865,089
  4,183,000 Washington Mutual Financial Corp. 6.25%,
            5/15/06......................................    4,341,916
                                                          ------------
                                                            56,870,664
                                                          ------------
            Health and Medical Facilities--0.1%
    372,000 HCA--The Healthcare Co. 7.125%, 6/01/06 .....      390,176
                                                          ------------
            Health Care Products and Services--0.7%
  2,540,000 Abbott Laboratories 5.625%, 7/01/06..........    2,632,136
    590,000 Cardinal Health, Inc. 4.45%, 6/30/05.........      602,382
                                                          ------------
                                                             3,234,518
                                                          ------------
            Household and Personal Care Products--0.8%
  1,658,000 Colgate--Palmolive Co., Series E 3.98%,
            4/29/05......................................    1,674,431
  2,000,000 The Procter & Gamble Co. 4.75%, 6/15/07......    2,018,364
                                                          ------------
                                                             3,692,795
                                                          ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                    Value
-----------              -               ------------
            Corporate Bonds (Continued)
            Oil and Gas--0.6%
$ 2,327,000 Exxon Mobil Corp.
            8.625%, 8/15/21............. $  2,893,094
                                         ------------
            Pharmaceuticals--0.5%
  2,171,000 Eli Lilly & Co.
            6.57%, 1/01/16..............    2,340,761
                                         ------------
            Resorts and Entertainment--0.2%
  1,000,000 The Walt Disney Co.,
            Series B
            6.75%, 3/30/06..............    1,062,541
                                         ------------
            Restaurants--0.5%
  2,000,000 Tricon Global
            Restaurants, Inc.
            7.45%, 5/15/05..............    2,030,000
                                         ------------
            Retail--Department Stores--1.5%
  3,000,000 Kohl's Corp.
            6.30%, 3/01/11..............    3,094,527
  1,373,000 Sears Roebuck Acceptance
            Corp., Series 3
            6.92%, 6/17/04..............    1,447,209
  2,287,000 Target Corp.
            6.35%, 1/15/11..............    2,402,045
                                         ------------
                                            6,943,781
                                         ------------
            Retail--Food Stores--0.7%
  3,000,000 Safeway, Inc.
            6.15%, 3/01/06..............    3,154,119
                                         ------------
            Telecommunications--1.9%
    202,000 AT&T Wireless Services, Inc.
            7.875%, 3/01/11.............      163,163
  1,488,000 AT&T Wireless Services, Inc.
            8.75%, 3/01/31..............    1,149,169

 Principal
  Amount                                      Value
-----------               -                ------------
            Corporate Bonds (Continued)
$ 1,599,000 Cox Communications, Inc.
            7.75%, 11/01/10............... $  1,520,867
  2,167,000 Cox Communications, Inc.
            6.75%, 3/15/11................    1,933,068
  1,401,000 Global Crossing Ltd.
            8.70%, 8/01/07 (b)............       14,010
  3,291,000 SBC Communications, Inc.
            5.875%, 2/01/12...............    3,286,050
  1,406,000 Williams Communications
            Group, Inc.
            10.875%, 10/01/09 (b).........      115,995
  2,312,000 WorldCom, Inc.
            7.75%, 4/01/07................      346,800
  1,930,000 XO Communications, Inc.
            10.75%, 11/15/08 (b)..........       48,250
                                           ------------
                                              8,577,372
                                           ------------
            Utilities--Gas and Electric--0.9%
  1,742,000 Duke Capital Corp.
            7.50%, 10/01/09...............    1,894,402
    952,000 Progress Energy, Inc.
            6.55%, 3/01/04................      991,572
  1,134,000 Texas Eastern Transmission
            Corp.
            7.30%, 12/01/10...............    1,213,949
                                           ------------
                                              4,099,923
                                           ------------
            Waste Management--1.2%
    149,000 Allied Waste Industries, Inc.,
            Series B
            7.875%, 1/01/09...............      143,040

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                Value
-----------            -             ------------
            Corporate Bonds (Continued)
$ 5,000,000 Waste Management, Inc.
            7.70%, 10/01/02......... $  5,047,525
                                     ------------
                                        5,190,565
                                     ------------
            Total Corporate Bonds
            (Cost $143,888,695).....  138,521,397
                                     ------------
            United States Government
            Agencies & Obligations--18.8%
            Federal Home Loan Mortgage Corp.--3.6%
  3,740,000 4.625%, 4/15/05.........    3,842,704
  7,744,000 4.875%, 3/15/07.........    7,915,475
  4,050,000 5.75%, 4/15/08..........    4,271,490
                                     ------------
                                       16,029,669
                                     ------------
            Federal National Mortgage
            Association--5.0%
  3,480,000 3.00%, 6/15/04..........    3,478,681
    455,000 5.50%, 2/15/06..........      477,699
  5,051,000 6.00%, 5/15/11..........    5,293,574
  2,000,000 6.125%, 3/15/12.........    2,116,458
 11,185,000 6.25%, 5/15/29..........   11,172,976
                                     ------------
                                       22,539,388
                                     ------------
            United States Treasury Bonds--5.3%
  3,080,000 7.25%, 5/15/16..........    3,629,953
  3,170,000 7.125%, 2/15/23.........    3,732,149
  2,539,000 6.00%, 2/15/26..........    2,640,949
 13,200,000 6.125%, 8/15/29.........   14,019,179
                                     ------------
                                       24,022,230
                                     ------------
            United States Treasury Notes--4.9%
    140,000 3.00%, 1/31/04..........      140,957
  4,308,000 3.25%, 5/31/04..........    4,342,330
  2,572,000 5.625%, 2/15/06.........    2,740,571
  4,590,000 4.625%, 5/15/06.........    4,727,700

 Principal
  Amount                              Value
-----------           -             ------------
            United States Government
            Agencies & Obligations
            (Continued)
$ 2,819,000 3.50%, 11/15/06....... $  2,769,670
    372,000 6.25%, 2/15/07........      407,056
     12,000 6.625%, 5/15/07.......       13,344
     60,000 4.75%, 11/15/08.......       61,098
  3,832,000 6.00%, 8/15/09........    4,162,659
  2,940,000 5.00%, 8/15/11........    2,980,834
                                    ------------
                                     22,346,219
                                    ------------
            Total United States Government
            Agencies & Obligations
            (Cost $83,340,393)....   84,937,506
                                    ------------
            Collateralized Mortgage
            Obligations--9.5%
            Federal Home Loan Mortgage Corp.--1.4%
  1,000,000 Series 1678CA
            6.00%, 2/15/09........    1,051,681
    992,790 Series 1627PJ
            6.00%, 3/15/23........    1,033,019
  4,079,000 Series 2154PK
            6.50%, 10/15/27.......    4,264,839
                                    ------------
                                      6,349,539
                                    ------------
            Federal National Mortgage
            Association--3.6%
  4,483,292 Series 1999-55PA
            7.00%, 6/18/13........    4,658,955
  5,552,060 Series 2002-5PC
            5.50%, 2/25/16........    5,734,050
  5,450,000 Series 1993-96PJ
            7.00%, 8/25/22........    5,822,705
                                    ------------
                                     16,215,710
                                    ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                  Value
-----------                            ------------
            Collateralized Mortgage
            Obligations (Continued)
            Financial Services--4.1%
$ 6,137,995 Bank of America Mortgage
            Securities, Inc.,
            Series 2002-A, Class A1
            5.242%, 2/25/32........... $  6,206,912
  3,748,565 Bear Stearns Commercial
            Mortgage Securities, Inc.,
            Series 1999-WF2,
            Class A1
            6.80%, 9/15/08............    3,986,059
  3,605,000 Bear Stearns Commercial
            Mortgage Securities, Inc.,
            Series 2002-TOP6,
            Class A2
            6.46%, 10/15/36...........    3,797,347
  4,330,000 Morgan Stanley Dean Witter
            Capital I,
            Series 2001-TOP1,
            Class A4
            6.66%, 2/15/33............    4,633,048
                                       ------------
                                         18,623,366
                                       ------------
            Fixed Rate Securities--0.4%
  1,306,549 Kidder Peabody Mortgage
            Assets Trust,
            Series 22, Class D
            9.95%, 2/01/19............    1,322,878

 Principal
  Amount                                    Value
-----------                               ------------
            Collateralized Mortgage
            Obligations (Continued)
$   317,262 Residential Accredit
            Loans, Inc.,
            Series 2000-QS8, Class A1
            8.00%, 7/25/30.............. $    319,419
                                          ------------
                                            1,642,297
                                          ------------
            Total Collateralized
            Mortgage Obligations
            (Cost $41,012,992)..........   42,830,912
                                          ------------
            Asset-Backed Securities--5.8%
            Asset Backed Securities--Credit Cards--3.1%
    480,000 Chase Credit Card Master
            Trust,
            Series 1998-3, Class A
            6.00%, 8/15/05..............      494,451
  6,180,000 Discover Card Master
            Trust I,
            Series 1996-3, Class A
            6.05%, 8/18/08..............    6,545,335
  6,410,000 MBNA Master Credit Card
            Trust,
            Series 1999-J, Class A
            7.00%, 2/15/12..............    7,116,211
                                          ------------
                                           14,155,997
                                          ------------
            Asset Backed Securities--Trade and Lease
            Receivables--2.4%
  2,729,717 Associates Automobile
            Receivables Trust,
            Series 2000-1, Class A3
            7.30%, 1/15/04..............    2,786,305

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                                     Value
-----------                                               ------------
            Asset-Backed Securities (Continued)
$ 4,724,000 Capital Auto Receivables Asset Trust,
            Series 2002-2, Class A3
            3.82%, 7/15/05............................... $  4,790,048
  3,000,000 Daimler Chrysler Auto Trust,
            Series 2000-A, Class A4
            7.23%, 1/06/05...............................    3,136,432
                                                          ------------
                                                            10,712,785
                                                          ------------
            Asset Backed Securities--Fixed Rate Securities--0.3%
  1,381,000 Residential Assets Securities Corp.,
            Series 2001-KS3, Class AI3
            5.18%, 7/25/27...............................    1,413,441
                                                          ------------
            Total Asset-Backed Securities
            (Cost $24,732,604)...........................   26,282,223
                                                          ------------

Number of
 Shares                                                    Value
---------                                               ------------
          Money Market Fund--1.1%
5,134,203 ACM Institutional Reserves
          (Prime Portfolio), 1.74% (c)
          (Cost $5,134,203)............................ $  5,134,203
                                                        ------------
          Total Investments (Cost
          $447,391,264)(d)--99.6%......................  450,368,649
          Other assets less liabilities--0.4%..........    1,821,917
                                                        ------------
          Net Assets--100.0%........................... $452,190,566
                                                        ------------

(a)Coupon is 0.00% until 4/01/2004, thereafter the coupon increases to 9.92%.
(b)Issue is currently in default.
(c)Represents annualized 7 day yield at June 30, 2002.
(d)The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2002, net unrealized appreciation was $2,977,385 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $13,217,942 and aggregate gross unrealized deprecation of $10,240,557.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)


           Assets:
             Investments at market value,
              (Cost $447,391,264)..................... $450,368,649
             Receivables:
              Interest................................    5,265,313
              Investments sold........................      396,592
              Capital stock sold......................      385,020
             Other assets.............................       22,139
                                                       ------------
              Total Assets............................  456,437,713
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    2,472,057
              Capital stock repurchased...............      764,659
              Dividends...............................      654,296
              Services provided by The Bank of New
               York and Administrator.................      289,171
             Accrued expenses and other liabilities...       66,964
                                                       ------------
              Total Liabilities.......................    4,247,147
                                                       ------------
           Net Assets:................................ $452,190,566
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     44,354
             Capital surplus..........................  453,064,775
             Overdistributed net investment income....   (1,142,661)
             Accumulated net realized loss on
              investments.............................   (2,753,287)
             Net unrealized appreciation on
              investments.............................    2,977,385
                                                       ------------
           Net Assets................................. $452,190,566
                                                       ------------
           Institutional Shares:
             Net assets............................... $443,983,928
                                                       ------------
             Shares outstanding.......................   43,549,208
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.19
                                                       ------------
           Investor Shares:
             Net assets............................... $  8,206,638
                                                       ------------
             Shares outstanding.......................      804,555
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.20
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)

           Investment Income:
             Interest.................................. $13,968,291
                                                        -----------
           Expenses:
             Advisory..................................   1,110,895
             Administration............................     444,358
             Transfer agent............................      55,490
             Custodian.................................      37,697
             Accounting services.......................      29,724
             Registration and filings..................      12,289
             Audit.....................................      11,758
             Legal.....................................      11,755
             12b-1 fee--Investor Shares................       9,708
             Directors.................................       7,273
             Cash management...........................       6,995
             Reports to shareholders...................       6,915
             Amortization of organization cost.........       5,117
             Insurance.................................       3,086
             Other.....................................      21,121
                                                        -----------
              Total Expenses...........................   1,774,181
             Fees waived by The Bank of New York
              (Note 3).................................      (9,338)
                                                        -----------
              Net Expenses.............................   1,764,843
                                                        -----------
              Net Investment Income....................  12,203,448
                                                        -----------
           Realized And Unrealized Loss On
            Investments:
             Net realized loss on investments..........  (1,447,549)
             Decrease in unrealized appreciation on
              investments during the period............    (254,344)
                                                        -----------
             Net realized and unrealized loss on
              investments investments..................  (1,701,893)
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $10,501,555
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statements of Changes in Net Assets

                                                                                      Six Months Ended
                                                                                       June 30, 2002      Year Ended
                                                                                        (Unaudited)    December 31, 2001
                                                                                      ---------------- -----------------
Operations:
  Net investment income..............................................................   $ 12,203,448     $ 24,556,085
  Net realized gain (loss) on investments............................................     (1,447,549)       9,967,423
  Decrease in unrealized appreciation on investments during the period...............       (254,344)      (4,495,301)
                                                                                        ------------     ------------
   Net increase in net assets resulting from operations..............................     10,501,555       30,028,207
                                                                                        ------------     ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.........................    (12,224,630)     (24,729,940)
                         Investor Shares.............................................       (209,434)        (296,713)
                                                                                        ------------     ------------
                                                                                         (12,434,064)     (25,026,653)
                                                                                        ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.............................     58,353,373       81,482,788
                     Investor Shares.................................................      3,685,166        1,582,637
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.....      1,476,842        2,931,830
                                   Investor Shares...................................        179,065          286,353
  Value of capital stock repurchased: Institutional Shares...........................    (50,952,954)     (67,982,557)
                      Investor Shares................................................     (1,605,292)        (835,712)
                                                                                        ------------     ------------
   Net increase in net assets resulting from capital stock transactions..............     11,136,200       17,465,339
                                                                                        ------------     ------------
   Increase in Net Assets............................................................      9,203,691       22,466,893
Net Assets:
  Beginning of year..................................................................    442,986,875      420,519,982
                                                                                        ------------     ------------
  End of period (includes overdistributed net investment income of $1,142,661
   at June 30, 2002 and $912,045 at December 31, 2001)...............................   $452,190,566     $442,986,875
                                                                                        ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..................................................      5,725,128        7,930,003
         Investor Shares.............................................................        358,053          154,323
  Shares issued on reinvestment of dividends: Institutional Shares...................        131,558          292,627
                           Investor Shares...........................................         17,567           27,955
  Shares repurchased: Institutional Shares...........................................     (4,992,597)      (6,613,661)
             Investor Shares.........................................................       (157,057)         (81,514)
                                                                                        ------------     ------------
   Net increase......................................................................      1,082,652        1,709,733
  Shares outstanding, beginning of year..............................................     43,271,111       41,561,378
                                                                                        ------------     ------------
  Shares outstanding, end of period..................................................     44,353,763       43,271,111
                                                                                        ------------     ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Financial Highlights

                                                                   Institutional Shares
                                        -----------------------------------------------------------------------
                                                                                                   For the period
                                        Six Months Ended         Year Ended December 31,           April 1, 1997*
                                         June 30, 2002   ---------------------------------------       through
                                          (Unaudited)    2001/(a)/   2000       1999      1998    December 31, 1997
                                        ---------------- --------  --------  --------   --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.     $  10.24     $  10.12  $   9.84  $  10.61   $  10.45      $  10.00
                                            --------     --------  --------  --------   --------      --------
Gain (loss) from investment operations
Net investment income..................         0.28         0.58      0.61      0.60       0.61          0.47
Net realized and unrealized gain (loss)
 on investments........................        (0.05)        0.14      0.28     (0.76)      0.26          0.45
                                            --------     --------  --------  --------   --------      --------
  Total from investment operations.....         0.23         0.72      0.89     (0.16)      0.87          0.92
                                            --------     --------  --------  --------   --------      --------
Dividends and distributions
Dividends from net investment
 income................................        (0.28)       (0.60)    (0.61)    (0.59)     (0.61)        (0.47)
Distributions from capital gains.......           --           --        --     (0.02)     (0.10)           --
                                            --------     --------  --------  --------   --------      --------
  Total dividends and distributions....        (0.28)       (0.60)    (0.61)    (0.61)     (0.71)        (0.47)
                                            --------     --------  --------  --------   --------      --------
Net asset value at end of period.......     $  10.19     $  10.24  $  10.12  $   9.84   $  10.61      $  10.45
                                            --------     --------  --------  --------   --------      --------
TOTAL RETURN:..........................         4.16%**      7.21%     9.37%    (1.47)%     8.56%         9.34%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).......................     $443,984     $436,985  $415,608  $393,680   $392,522      $350,330
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................         0.79%***     0.78%     0.79%     0.78%      0.81%         0.80%***
  Expenses, prior to waiver from The
   Bank of New York....................         0.79%***     0.79%     0.79%     0.78%      0.81%         0.80%***
  Net investment income, net of waiver
   from The Bank of New York...........         5.50%***     5.69%     6.18%     5.89%      5.79%         6.14%***
Portfolio turnover rate................           41%         106%       76%       57%        53%           81%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

                                                                   Investor Shares
                                         ----------------------------------------------------------------
                                                                                              For the period
                                         Six Months Ended      Year Ended December 31,         May 1, 1997*
                                          June 30, 2002   --------------------------------        through
                                           (Unaudited)    2001/(a)/  2000     1999    1998   December 31, 1997
                                         ---------------- --------  ------  ------   ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period..      $10.24       $10.12   $ 9.84  $10.61   $10.45       $10.08
                                              ------       ------   ------  ------   ------       ------
Gain (loss) from investment operations
Net investment income...................        0.26         0.56     0.58    0.57     0.58         0.40
Net realized and unrealized gain (loss)
 on investments.........................       (0.03)        0.13     0.28   (0.76)    0.26         0.37
                                              ------       ------   ------  ------   ------       ------
 Total from investment operations.......        0.23         0.69     0.86   (0.19)    0.84         0.77
                                              ------       ------   ------  ------   ------       ------
Dividends and distributions
Dividends from net investment income....       (0.27)       (0.57)   (0.58)  (0.56)   (0.58)       (0.40)
Distributions from capital gains........          --           --       --   (0.02)   (0.10)          --
                                              ------       ------   ------  ------   ------       ------
 Total dividends and distributions......       (0.27)       (0.57)   (0.58)  (0.58)   (0.68)       (0.40)
                                              ------       ------   ------  ------   ------       ------
Net asset value at end of period........      $10.20       $10.24   $10.12  $ 9.84   $10.61       $10.45
                                              ------       ------   ------  ------   ------       ------
TOTAL RETURN:...........................        4.13%**      6.95%    9.10%  (1.73)%   8.22%        7.76%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
 omitted)...............................      $8,207       $6,002   $4,912  $4,607   $3,981       $1,891
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York..........................        1.03%***     1.03%    1.03%   1.05%    1.13%        1.06%***
 Expenses, prior to waiver from The
   Bank of New York.....................        1.05%***     1.04%    1.04%   1.09%    1.13%        1.06%***
 Net investment income, net of waiver
   from The Bank of New York............        5.25%***     5.43%    5.93%   5.62%    5.51%        5.74%***
Portfolio turnover rate.................          41%         106%      76%     57%      53%          81%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed
          Securities--33.8%
          Federal Home Loan Mortgage
          Corp.--18.1%
$ 48,571  Gold Pool #L80167
          7.00%, 10/01/02.. $ 49,014
   2,339  Pool #502186
          8.50%, 7/01/05...    2,396
  25,700  Gold Pool #E00162
          7.00%, 10/01/07..   27,009
  47,110  Gold Pool #E20195
          7.50%, 9/01/10...   49,988
   2,413  Gold Pool #G10573
          7.50%, 9/01/11...    2,560
 212,988  Gold Pool #E65603
          7.00%, 10/01/11..  224,748
 236,555  Gold Pool #E68391
          7.00%, 12/01/12..  249,150
   4,221  Gold Pool #E00678
          6.50%, 6/01/14...    4,380
 665,060  Gold Pool #E00720
          6.00%, 7/01/14...  679,442
  55,663  Pool #275438
          7.50%, 8/01/16...   58,958
 265,249  Pool #170215
          8.00%, 2/01/17...  285,306
  26,762  Pool #555217
          8.50%, 10/01/18..   28,845
 144,610  Gold Pool #C90349
          8.00%, 7/01/20...  153,794
 192,493  Gold Pool #D36388
          7.625%, 12/01/22.  204,835
 242,566  Gold Pool #C00453
          6.50%, 4/01/26...  249,128

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed Securities
           (Continued)
$  271,099 Gold Pool #D76456
           7.50%, 12/01/26.. $  286,161
    79,488 Gold Pool #G00752
           7.50%, 8/01/27...     83,905
   171,393 Gold Pool #C00664
           7.50%, 9/01/28...    180,568
   281,360 Gold Pool #C00658
           6.50%, 10/01/28..    287,435
     4,067 Gold Pool #C29166
           7.00%, 7/01/29...      4,217
     9,714 Gold Pool #C00896
           7.50%, 12/01/29..     10,211
   409,827 Gold Pool #C01024
           7.50%, 7/01/30...    430,610
 3,600,000 Gold Pool (TBA)
           6.50%, 7/15/30...  3,672,000
     8,887 Gold Pool #C01095
           7.00%, 11/01/30..      9,216
     2,424 Gold Pool #C44362
           7.50%, 11/01/30..      2,547
     5,126 Gold Pool #C46812
           7.50%, 1/01/31...      5,386
     7,955 Gold Pool #C50537
           6.50%, 4/01/31...      8,127
     7,415 Gold Pool #C50729
           6.50%, 5/01/31...      7,575
    14,015 Gold Pool #C53731
           6.50%, 6/01/31...     14,318
     7,009 Gold Pool #C53797
           6.50%, 6/01/31...      7,160
     8,117 Gold Pool #C01197
           6.50%, 7/01/31...      8,292

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                               Value
---------                             -----------
          Mortgage-Backed Securities
          (Continued)
$ 33,868  Gold Pool #C01220
          6.50%, 9/01/31.......... $    34,601
 316,301  Gold Pool #C61574
          5.50%, 12/01/31.........     306,816
 481,797  Gold Pool #C62800
          6.00%, 1/01/32..........     481,401
  41,752  Gold Pool #C65060
          6.50%, 3/01/32..........      42,653
  24,218  Gold Pool #C01329
          7.00%, 3/01/32..........      25,112
  16,612  Gold Pool #C01345
          7.00%, 4/01/32..........      17,226
                                      -----------
                                     8,195,090
                                      -----------
          Federal National Mortgage Association--8.5%
     722  Pool #50161
          9.00%, 2/01/04..........         755
  61,058  Pool #205505
          6.00%, 3/01/08..........      63,427
   9,154  Pool #190770
          7.00%, 4/01/09..........       9,635
 108,704  Pool #313895
          6.50%, 12/01/12.........     113,447
  56,198  Pool #50820
          8.00%, 2/01/13..........      59,681
   2,645  Pool #527268
          7.00%, 11/01/14.........       2,779
 129,988  Pool #350055
          8.00%, 4/01/16..........     138,043
   6,660  Pool #6222
          9.00%, 4/01/16..........       7,238
 259,230  Pool #408241
          6.00%, 2/01/18..........     263,054

Principal
 Amount                      Value
----------                  --------
           Mortgage-Backed Securities
           (Continued)
$  312,543 Pool #50544
           8.00%, 3/01/22.. $335,573
   141,958 Pool #50774
           7.00%, 8/01/23..  148,053
    62,880 Pool #406605
           6.00%, 5/01/24..   63,687
     5,641 Pool #303223
           7.00%, 11/01/24.    5,883
   152,037 Pool #326556
           6.50%, 10/01/25.  156,149
   143,907 Pool #406382
           7.25%, 11/01/25.  151,777
   398,112 Pool #335054
           6.00%, 1/01/26..  400,952
    96,421 Pool #313275
           7.50%, 4/01/26..  101,819
   115,487 Pool #421027
           7.50%, 11/01/26.  122,239
   446,945 Pool #251498
           6.50%, 2/01/28..  458,221
   225,649 Pool #252211
           6.00%, 1/01/29..  227,037
   114,975 Pool #252333
           6.00%, 1/01/29..  115,555
   182,297 Pool #323824
           8.00%, 5/01/29..  194,602
   423,607 Pool #537157
           7.00%, 5/01/30..  439,193
    52,564 Pool #253395
           8.50%, 7/01/30..   56,167
    84,163 Pool #190312
           6.50%, 4/01/31..   85,938

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                        Value
----------                  -----------
           Mortgage-Backed Securities
           (Continued)
$  137,689 Pool #589646
           6.50%, 6/01/31.. $   140,593
                            -----------
                              3,861,497
                            -----------
           Government National Mortgage
           Association--7.2%
   369,179 Pool #490725
           6.00%, 10/15/13.     382,297
   154,175 Pool #469940
           6.00%, 1/15/14..     159,513
    70,945 Pool #434573
           7.50%, 10/15/14.      75,304
   343,125 Pool #569502
           5.00%, 1/15/17..     339,394
   134,437 Pool #203737
           8.00%, 2/15/17..     145,199
    11,899 Pool #215748
           9.50%, 11/15/18.      12,799
   192,037 Pool #355201
           6.50%, 7/15/23..     198,016
    52,615 Pool #2038
           8.50%, 7/20/25..      56,632
   159,315 Pool #430097
           8.25%, 10/15/26.     170,907
   125,272 Pool #780585
           8.25%, 6/15/27..     134,258
    65,456 Pool #412334
           7.00%, 10/15/27.      68,223
     8,162 Pool #780689
           6.50%, 12/15/27.       8,375
    80,136 Pool #2547
           6.50%, 2/20/28..      81,837

Principal
 Amount                          Value
----------                    ------------
           Mortgage-Backed Securities
           (Continued)
$   13,842 Pool #464686
           6.50%, 7/15/28.... $     14,196
    87,099 Pool #482878
           7.00%, 12/15/28...       90,617
   755,595 Pool #487634
           6.50%, 8/15/29....      772,420
    27,855 Pool #500091
           8.50%, 4/15/30....       29,824
    75,569 Pool #516531
           8.00%, 5/15/30....       80,501
    45,638 Pool #173782
           8.50%, 7/15/30....       48,810
     2,628 Pool #511772
           8.00%, 11/15/30...        2,799
   119,859 Pool #511023
           6.50%, 2/15/31....      122,538
     3,798 Pool #485393
           7.00%, 4/15/31....        3,952
   163,298 Pool #471763
           6.50%, 5/15/31....      166,949
    99,215 Pool #551101
           6.00%, 11/15/31...       99,302
                              ------------
                                 3,264,662
                              ------------
           Total Mortgage-Backed
           Securities
           (Cost $14,992,241)   15,321,249
                              ------------
           United States Government
           Agencies & Obligations--31.5%
           Federal Home Loan Bank--5.8%
 2,600,000 1.87%, 7/01/02+...    2,600,000
    19,000 4.625%, 4/15/05...       19,522
                              ------------
                                 2,619,522
                              ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                            Value
----------                          ----------
           United States Government
           Agencies & Obligations
           (Continued)
           Federal Home Loan Mortgage Corp.--6.8%
$1,700,000 7.00%, 7/15/05....... $1,861,582
    15,000 4.875%, 3/15/07......     15,332
   795,000 5.75%, 4/15/08.......    838,478
   125,000 6.00%, 6/15/11.......    130,858
     6,000 6.75%, 9/15/29.......      6,387
   239,000 6.25%, 7/15/32.......    240,289
                                    ----------
                                  3,092,926
                                    ----------
           Federal National Mortgage
           Association--3.4%
   725,000 6.50%, 8/15/04.......    773,951
    50,000 7.25%, 1/15/10.......     56,755
   550,000 6.00%, 5/15/11.......    576,414
   119,000 6.25%, 5/15/29.......    118,872
                                    ----------
                                  1,525,992
                                    ----------
           United States Treasury Bonds--6.8%
    45,000 7.25%, 5/15/16.......     53,035
   850,000 7.25%, 8/15/22.......  1,012,488
 1,150,000 7.625%, 2/15/25......  1,434,696
   210,000 6.00%, 2/15/26.......    218,432
   125,000 5.25%, 2/15/29.......    117,590
   225,000 6.125%, 8/15/29......    238,963
                                    ----------
                                  3,075,204
                                    ----------
           United States Treasury Notes--8.7%
   475,000 5.25%, 8/15/03.......    491,439
   100,000 5.75%, 8/15/03.......    103,984
   975,000 5.75%, 11/15/05......  1,040,508
    25,000 5.625%, 2/15/06......     26,639
   449,000 4.625%, 5/15/06......    462,470
    15,000 3.50%, 11/15/06......     14,738

Principal
 Amount                                Value
----------                           -----------
           United States Government
           Agencies & Obligations
           (Continued)
$   10,000 6.25%, 2/15/07.......... $    10,942
   150,000 4.75%, 11/15/08.........     152,744
   536,000 5.75%, 8/15/10..........     573,353
 1,044,000 5.00%, 8/15/11..........   1,058,500
                                     -----------
                                      3,935,317
                                     -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $14,015,616)......  14,248,961
                                     -----------
           Corporate Bonds--25.3%
           Aerospace and Defense--0.8%
   125,000 Lockheed Martin Corp.
           8.50%, 12/01/29.........     150,880
   200,000 Raytheon Co.
           6.75%, 8/15/07..........     212,429
                                     -----------
                                        363,309
                                     -----------
           Aluminum, Steel and Other Metals--0.2%
    75,000 Alcoa, Inc.
           7.375%, 8/01/10.........      83,345
    15,000 Alcoa, Inc.
           6.00%, 1/15/12..........      15,394
                                     -----------
                                         98,739
                                     -----------
           Automotive--0.4%
   115,000 DaimlerChrysler NA
           Holdings
           7.30%, 1/15/12..........     120,459
    50,000 Visteon Corp.
           8.25%, 8/01/10..........      54,187
                                     -----------
                                        174,646
                                     -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                  Value
---------                             ------------
          Corporate Bonds (Continued)
          Banking--1.4%
$100,000  ABN AMRO Bank NV
          7.25%, 5/31/05............. $    108,580
 200,000  Dresdner Bank--New York
          6.625%, 9/15/05............      214,752
 125,000  First Union National Bank
          7.80%, 8/18/10.............      139,912
 145,000  FleetBoston Financial Corp.
          6.50%, 3/15/08.............      152,060
                                      ------------
                                           615,304
                                      ------------
          Banking and Finance--1.9%
 267,000  Bank of America Corp.
          7.40%, 1/15/11.............      292,419
 175,000  J.P. Morgan Chase & Co.
          6.75%, 2/01/11.............      181,389
 111,000  Washington Mutual, Inc.
          7.50%, 8/15/06.............      120,065
 250,000  Wells Fargo & Co.
          5.125%, 2/15/07............      252,940
                                      ------------
                                           846,813
                                      ------------
          Beverages, Food and Tobacco--0.7%
 150,000  Diageo Capital PLC
          6.125%, 8/15/05............      158,273
 150,000  Kraft Foods, Inc.
          5.625%, 11/01/11...........      148,647
                                      ------------
                                           306,920
                                      ------------
          Beverages--Soft Drinks--0.3%
   7,000  Coca-Cola Enterprises, Inc.
          5.25%, 5/15/07.............        7,156

Principal
 Amount                                   Value
----------                             ------------
           Corporate Bonds (Continued)
$  125,000 Coca-Cola Enterprises, Inc.
           7.125%, 8/01/17............ $    141,290
                                       ------------
                                            148,446
                                       ------------
           Building and Building Products--0.3%
   121,000 Hanson Overseas BV
           6.75%, 9/15/05.............      127,962
     7,000 Vulcan Materials Co.
           6.40%, 2/01/06.............        7,390
                                       ------------
                                            135,352
                                       ------------
           Chemicals--0.4%
   150,000 du Pont (E.I.) de Nemours
           & Co.
           6.875%, 10/15/09...........      164,526
                                       ------------
           Communications, Media and
           Entertainment--0.6%
   115,000 Comcast Cable
           Communications
           6.75%, 1/30/11.............      102,716
    12,000 Comcast Cable
           Communications
           8.875%, 5/01/17............       11,847
    20,000 Liberty Media Corp.
           7.875%, 7/15/09............       20,106
   110,000 Turner Broadcasting
           8.375%, 7/01/13............      113,547
     8,000 USA Networks, Inc.
           6.75%, 11/15/05............        8,275
                                       ------------
                                            256,491
                                       ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                              Value
----------                        ------------
           Corporate Bonds (Continued)
           Computers--Micro--0.4%
$   50,000 International Business
           Machines Corp. (IBM)
           5.375%, 2/01/09....... $     49,796
   125,000 International Business
           Machines Corp. (IBM)
           7.00%, 10/30/25.......      129,830
                                  ------------
                                       179,626
                                  ------------
           Consumer Goods and Services--0.2%
   100,000 Cendant Corp.
           7.75%, 12/01/03.......      102,679
     7,000 Unilever NV, Series D
           6.875%, 10/15/03......        7,337
                                  ------------
                                       110,016
                                  ------------
           Financial Services--8.3%
   150,000 Associates Corp. NA
           5.80%, 4/20/04........      156,855
    34,000 Block Financial Corp.
           6.75%, 11/01/04.......       35,748
     4,000 Boeing Capital Corp.
           5.75%, 2/15/07........        4,151
   100,000 Capital One Bank
           6.875%, 2/01/06.......       98,842
   250,000 CIT Group, Inc.
           7.375%, 3/15/03.......      248,098
     7,000 CIT Group, Inc.
           5.625%, 10/15/03......        6,753
     9,000 CIT Group, Inc.
           5.625%, 5/17/04.......        8,639
   125,000 Citigroup, Inc.
           6.50%, 1/18/11........      129,979

Principal
 Amount                                      Value
----------                                ------------
           Corporate Bonds (Continued)
$  350,000 Ford Motor Credit Co.
           6.50%, 1/25/07................ $    350,320
    27,000 Ford Motor Credit Co.
           7.375%, 10/28/09..............       27,950
    26,000 General Electric Capital Corp.
           6.75%, 3/15/32................       25,539
   250,000 General Motors Acceptance
           Corp.
           7.50%, 7/15/05................      266,438
    30,000 General Motors Acceptance
           Corp.
           6.75%, 1/15/06................       31,146
    65,000 General Motors Acceptance
           Corp.
           6.15%, 4/05/07................       65,578
   325,000 General Motors Acceptance
           Corp.
           6.875%, 9/15/11...............      323,209
   252,000 Goldman Sachs Group, Inc.
           6.875%, 1/15/11...............      261,259
   225,000 Household Finance Corp.
           7.20%, 7/15/06................      236,078
    31,000 Household Finance Corp.
           5.75%, 1/30/07................       30,694
   225,000 International Lease Finance
           Corp.
           6.375%, 3/15/09...............      232,614
   200,000 John Deere Capital Corp.
           5.125%, 10/19/06..............      200,515
   150,000 Lehman Brothers Holdings,
           Inc.
           8.25%, 6/15/07................      169,124

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                  Value
---------                             -----------
          Corporate Bonds (Continued)
$ 29,000  Lehman Brothers Holdings,
          Inc.
          7.875%, 8/15/10............ $    31,767
 175,000  Merrill Lynch & Co.
          6.00%, 2/17/09.............     177,940
  27,000  Morgan Stanley Dean Witter
          & Co.
          7.75%, 6/15/05.............      29,630
 363,000  Morgan Stanley Dean Witter
          & Co.
          6.10%, 4/15/06.............     378,301
 125,000  NiSource Finance Corp.
          7.875%, 11/15/10...........     129,188
  50,000  Salomon Smith Barney
          Holdings, Inc.
          5.875%, 3/15/06............      52,298
   6,000  Verizon Global Funding
          Corp.
          7.25%, 12/01/10*...........       6,069
  12,000  Verizon Global Funding
          Corp.
          7.75%, 12/01/30............      11,612
  31,000  Washington Mutual Financial
          Corp.
          6.25%, 5/15/06.............      32,178
                                      -----------
                                        3,758,512
                                      -----------
          Health Care Products and Services--0.6%
  26,000  Abbott Laboratories
          5.625%, 7/01/06............      26,943
 125,000  American Home Products
          Corp.
          7.90%, 2/15/05.............     137,500

Principal
 Amount                               Value
---------                          -----------
          Corporate Bonds (Continued)
$ 75,000  Boston Scientific Corp.
          6.625%, 3/15/05......... $    78,566
   9,000  Cardinal Health, Inc.
          4.45%, 6/30/05..........       9,189
                                   -----------
                                       252,198
                                   -----------
          Household and Personal Care
          Products--0.3%
  26,000  Colgate-Palmolive Co.,
          Series E
          3.98%, 4/29/05..........      26,258
 125,000  The Procter & Gamble Co.
          6.60%, 12/15/04.........     133,711
                                   -----------
                                       159,969
                                   -----------
          Insurance--0.0%
  11,000  Aetna, Inc.
          7.125%, 8/15/06.........      11,859
                                   -----------
          Oil and Gas--1.2%
 225,000  Conoco, Inc.
          5.90%, 4/15/04..........     234,333
 175,000  Conoco, Inc.
          6.95%, 4/15/29..........     179,394
  23,000  Exxon Mobil Corp.
          8.625%, 8/15/21.........      28,595
 100,000  Noble Affiliates, Inc.
          8.00%, 4/01/27..........     107,224
                                   -----------
                                       549,546
                                   -----------
          Pharmaceuticals--0.5%
 239,000  Bristol-Myers Squibb Co.
          5.75%, 10/01/11.........     237,792
                                   -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                 Value
---------                              --------
          Corporate Bonds (Continued)
          Real Estate Investment Trust--0.2%
$ 100,000 Equity Office Properties
          Operating LP
          7.75%, 11/15/07............. $109,546
                                       --------
          Retail--Department Stores-- 0.8%
  100,000 Federated Department Stores
          6.30%, 4/01/09..............  101,664
  100,000 Federated Department Stores
          7.00%, 2/15/28..............   98,008
  150,000 Sears Roebuck Acceptance
          Corp.
          6.00%, 3/20/03..............  153,581
   16,000 Target Corp.
          6.35%, 1/15/11..............   16,805
                                       --------
                                        370,058
                                       --------
          Retail--Discount Stores--0.5%
  175,000 Wal-Mart Stores, Inc.
          6.875%, 8/10/09.............  192,234
                                       --------
          Retail--Food Stores--0.2%
  100,000 Kroger Co.
          6.80%, 12/15/18.............   98,250
                                       --------
          Telecommunications--1.9%
   80,000 AT&T Corp.
          6.50%, 3/15/29..............   55,200
  175,000 AT&T Wireless Services, Inc.
          7.875%, 3/01/11.............  141,354
  100,000 British Telecom PLC
          8.625%, 12/15/30 (a)........  108,917
    6,000 Cox Communications, Inc.
          6.75%, 3/15/11..............    5,352

Principal
 Amount                                 Value
---------                              --------
          Corporate Bonds (Continued)
$ 150,000 Deutsche Telekom
          International Fin
          8.00%, 6/15/10 (b).......... $149,349
   75,000 Qwest Corp.
          6.875%, 9/15/33.............   52,500
   48,000 SBC Communications, Inc.
          5.875%, 2/01/12.............   47,928
  150,000 Sprint Capital Corp.
          6.125%, 11/15/08............  114,785
  150,000 Verizon Communications,
          Inc.
          6.94%, 4/15/28..............  133,920
   23,000 Vodafone Group PLC
          7.75%, 2/15/10..............   24,455
  175,000 WorldCom, Inc.
          7.75%, 4/01/07..............   26,250
                                       --------
                                        860,010
                                       --------
          Transportation--0.4%
   80,000 Burlington Northern Santa Fe
          Corp.
          6.75%, 3/15/29..............   78,439
   75,000 Norfolk Southern Corp.
          7.25%, 2/15/31..............   77,710
                                       --------
                                        156,149
                                       --------
          Utilities--Gas and Electric--2.8%
   65,000 Constellation Energy Group,
          Inc.
          7.00%, 4/01/12..............   67,881
  225,000 Duke Capital Corp.
          7.25%, 10/01/04.............  240,547
   29,000 Duke Capital Corp.
          7.50%, 10/01/09.............   31,537

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                    Value
---------                               ------------
          Corporate Bonds (Continued)
$ 250,000 Ontario Electricity Financial
          Corp.
          6.10%, 1/30/08............... $    267,739
  200,000 Progress Energy, Inc.
          6.55%, 3/01/04...............      208,313
  150,000 Public Service Co. of
          Colorado
          6.875%, 7/15/09..............      153,928
  300,000 Tennessee Valley Authority
          6.15%, 1/15/38...............      292,806
    9,000 Texas Eastern Transmission
          Corp.
          7.30%, 12/01/10..............        9,635
                                        ------------
                                           1,272,386
                                        ------------
          Total Corporate Bonds
          (Cost $11,349,641)...........   11,428,697
                                        ------------
          Collateralized Mortgage
          Obligations--3.1%
          Financial Services--1.7%
   75,000 Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 1998-C1, Class A2
          6.44%, 6/16/08...............       79,448
   40,562 Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 1999-WF2, Class A1
          6.80%, 9/15/08...............       43,131
   29,000 Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2002-TOP6, Class A2
          6.46%, 3/15/12...............       30,547

Principal
 Amount                                      Value
----------                               -------------
           Collateralized Mortgage
           Obligations (Continued)
$   45,000 CS First Boston Mortgage
           Securities Corp.,
           Series 2000-C1, Class A2
           7.545%, 4/15/10.............. $      50,539
   323,902 DLJ Commercial Mortgage
           Corp.,
           Series 1998-CF2, Class A1A
           5.88%, 11/12/31..............       336,467
   150,000 DLJ Commercial Mortgage
           Corp.,
           Series 2000-CKP1, Class A1B
           7.18%, 8/10/10...............       164,906
    43,000 Morgan Stanley Dean Witter
           Capital I,
           Series 2001-TOP1, Class A4
           6.66%, 1/15/11...............        46,010
    30,000 Prudential Securities Secured
           Financing Corp.,
           1998-C1, Class A1A3
           6.35%, 9/15/07...............        31,773
                                         -------------
                                               782,821
                                         -------------
           Fixed Rate Securities--1.4%
   225,000 Amresco Commercial
           Mortgage Funding I,
           Series 1997-C1, Class A2            243,402
           7.18%, 6/17/29...............
   359,169 Asset Securitization Corp.,
           Series 1997-MD7, Class A1A
           7.32%, 1/13/30...............       383,261
                                         -------------
                                               626,663
                                         -------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                      Value
---------                               ----------------
          Total Collateralized
          Mortgage Obligations
          (Cost $1,370,678)............ $      1,409,484
                                        ----------------
          Foreign Government Agencies
          and Obligations--2.9%
$ 400,000 Kingdom of Spain (Spain)
          7.00%, 7/19/05...............          436,631
  150,000 Quebec Province (Canada)
          7.00%, 1/30/07...............          165,148
  375,000 Republic of Italy (Italy)
          6.00%, 2/22/11...............          394,699
  275,000 Republic of Korea (Korea)
          8.875%, 4/15/08..............          326,397
                                        ----------------
          Total Foreign
          Government Agencies and
          Obligations
          (Cost $1,233,957)............        1,322,875
                                        ----------------
          Asset-Backed Securities--1.6%
          Asset Backed Securities--Credit Cards--1.6%
   50,000 Chase Credit Card Master
          Trust, Series 1998-3, Class A
          6.00%, 8/15/05...............           51,505
  275,000 Discover Card Master Trust I,
          Series 1996-3, Class A
          6.05%, 8/18/08...............          291,257
   75,000 J.C.Penny Master Credit Card
          Trust, Series E, Class A
          5.50%, 6/15/07...............           77,829

Principal
 Amount                                                     Value
----------                                               -----------
           Asset-Backed Securities (Continued)
$  155,000 MBNA Master Credit Card Trust, Series
           1999-J, Class A
           7.00%, 2/15/12............................... $   172,077
   100,000 Sears Credit Account Master Trust, Series
           1999-3, Class A
           6.45%, 11/17/09..............................     106,698
    11,000 Standard Credit Card Master Trust, Series
           1995-9, Class A
           6.55%, 10/07/07..............................      11,833
                                                         -----------
           Total Asset-Backed Securities
           (Cost $684,581)..............................     711,199
                                                         -----------
Number of
 Shares
----------
           Money Market Funds--9.1%
 2,006,406 ACM Institutional Reserves (Government
           Portfolio), 1.72% (c)........................   2,006,406
 2,109,784 ACM Institutional Reserves (Prime
           Portfolio), 1.74% (c)........................   2,109,784
                                                         -----------
           Total Money Market Funds
           (Cost $4,116,190)............................   4,116,190
                                                         -----------
           Total Investments
           (Cost $47,762,904) (d)--107.3%...............  48,558,655
           Liabilities in excess of other assets--(7.3)%  (3,317,431)
                                                         -----------
           Net Assets--100.0%........................... $45,241,224
                                                         -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)


(a)The coupon on this security varies along with its rating. For each rating downgrade below A3/A- by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.625%. The security is currently rated Baa1/A-.
(b)The coupon on this security varies along with its rating. If its rating falls below single A by either Moody's or Standard & Poors, the coupon steps up 50 basis points. If previous situation occurs, and the rating then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated Baa1/BBB+.
(c)Represents annualized 7 day yield at June 30, 2002.
(d)The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2002, net unrealized appreciation was $795,751 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,090,616 and aggregate gross unrealized depreciation of $294,865.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
+ Discounted Rate at time of purchase for United States Government Agencies and Obligations.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

Assets:
 Investments at market value, (Cost $47,762,904)............. $ 48,558,655
 Receivables:
   Investments sold..........................................    3,184,694
   Interest..................................................      574,944
   Capital stock sold........................................      142,944
   Due from Advisor..........................................        7,868
 Other assets................................................        5,003
                                                              ------------
   Total Assets..............................................   52,474,108
                                                              ------------
Liabilities:
 Due to custodian............................................        9,682
 Payables:
   Investments purchased.....................................    6,803,272
   Capital stock purchased...................................      315,694
   Dividends.................................................       63,345
   Services provided by The Bank of New York and
    Administrator............................................       19,521
 Accrued expenses and other liabilities......................       21,370
                                                              ------------
   Total Liabilities.........................................    7,232,884
                                                              ------------
Net Assets:.................................................. $ 45,241,224
                                                              ------------
Sources of Net Assets:
 Capital stock @ par......................................... $      4,322
 Capital surplus.............................................   44,473,121
 Overdistributed net investment income.......................      (97,180)
 Net realized gain on investments............................       65,210
 Net unrealized appreciation on investments..................      795,751
                                                              ------------
Net Assets................................................... $ 45,241,224
                                                              ------------
Institutional Shares:
 Net assets.................................................. $ 45,241,224
                                                              ------------
 Shares outstanding..........................................    4,321,925
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $      10.47
                                                              ------------
Institutional Shares authorized @ $.001 par value............  200,000,000

         Statement of Operations

         For the six months ended June 30, 2002 (Unaudited)

Investment Income:
 Interest (net of foreign withholding taxes of $1,006)...... $1,003,360
                                                             ----------
Expenses:
 Advisory...................................................     45,071
 Administration.............................................     36,056
 Accounting services........................................     29,753
 Registration and filings...................................     17,785
 Audit......................................................     12,002
 Transfer agent.............................................     11,087
 Custodian..................................................      8,108
 Directors..................................................      7,256
 Other......................................................      7,636
                                                             ----------
   Total Expenses...........................................    174,754
 Fees waived by The Bank of New York (Note 3)...............   (111,804)
 Earnings credit adjustment (Note 3)........................       (533)
                                                             ----------
   Net Expenses.............................................     62,417
                                                             ----------
   Net Investment Income....................................    940,943
                                                             ----------
Realized And Unrealized Gain on Investments:
 Net realized gain on investments...........................     40,519
 Increase in unrealized appreciation on investments during
   the period...............................................    160,840
                                                             ----------
 Net realized and unrealized gain on investments............    201,359
                                                             ----------
 Net increase in net assets resulting from operations....... $1,142,302
                                                             ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statements of Changes in Net Assets

                                            Six Months ended
                                             June 30, 2002      Year Ended
                                              (Unaudited)    December 31, 2001
                                            ---------------- -----------------
  Operations:
   Net investment income...................   $   940,943      $  1,335,499
   Net realized gain on investments........        40,519           451,025
   Increase (decrease) in unrealized
     appreciation on investments during
     the period............................       160,840           (62,150)
                                              -----------      ------------
     Net increase in net assets resulting
      from operations......................     1,142,302         1,724,374
                                              -----------      ------------
  Dividends and Distributions to
   Shareholders:
   Dividends from net investment income:
     Institutional Shares..................    (1,002,185)       (1,375,644)
   Distributions from capital gains:
     Institutional Shares..................            --          (417,448)
                                              -----------      ------------
                                               (1,002,185)       (1,793,092)
                                              -----------      ------------
  Capital Stock Transactions:
   Proceeds from capital stock sold:
     Institutional Shares..................    26,269,503        24,842,091
   Proceeds from shares issued on
     reinvestment of dividends and
     distributions: Institutional Shares...       513,989         1,261,979
   Value of capital stock repurchased:
     Institutional Shares..................    (5,267,070)      (22,103,555)
                                              -----------      ------------
     Net increase in net assets resulting
      from capital stock transactions......    21,516,422         4,000,515
                                              -----------      ------------
     Increase in Net Assets................    21,656,539         3,931,797
  Net Assets:
   Beginning of year.......................    23,584,685        19,652,888
                                              -----------      ------------
   End of period (includes
     overdistributed net investment
     income of $97,180 at June 30, 2002
     and $35,938 at December 31, 2001).....   $45,241,224      $ 23,584,685
                                              -----------      ------------
  Changes in Capital Stock Outstanding:
   Shares sold: Institutional Shares.......     2,514,269         2,329,352
   Shares issued on reinvestment of
     dividends and
     distributions: Institutional Shares...        49,370           120,027
   Shares repurchased: Institutional
     Shares................................      (505,346)       (2,068,925)
                                              -----------      ------------
     Net increase..........................     2,058,293           380,454
   Shares outstanding, beginning of year...     2,263,632         1,883,178
                                              -----------      ------------
   Shares outstanding, end of period.......     4,321,925         2,263,632
                                              -----------      ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Financial Highlights

                                                              Institutional Shares
                                            ----------------------------------------------------
                                                                                     For the period
                                            Six Months ended                         April 28, 2000*
                                             June 30, 2002        Year ended             through
                                              (Unaudited)    December 31, 2001/(a)/ December 31, 2000
                                            ---------------- ---------------------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.....     $ 10.42             $ 10.44              $ 10.00
                                                -------             -------              -------
Gain from investment operations
Net investment income......................        0.27                0.63                 0.47
Net realized and unrealized gain on
  investments..............................        0.07                0.19                 0.43
                                                -------             -------              -------
 Total from investment operations..........        0.34                0.82                 0.90
                                                -------             -------              -------
Dividends and distributions
Dividends from net investment income.......       (0.29)              (0.65)               (0.43)
Distributions from capital gains...........          --               (0.19)               (0.03)
                                                -------             -------              -------
 Total dividends and distributions.........       (0.29)              (0.84)               (0.46)
                                                -------             -------              -------
Net asset value at end of period...........     $ 10.47             $ 10.42              $ 10.44
                                                -------             -------              -------
TOTAL RETURN:..............................        3.29%**             8.07%                9.21%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $45,241             $23,585              $19,653
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.35%***            0.35%                0.35%***
 Expenses, prior to waiver from The Bank
   of New York.............................        0.97%***            1.24%                1.35%***
 Net investment income, net of waiver from
   The Bank of New York....................        5.22%***            6.11%                6.61%***
Portfolio turnover rate....................          75%                103%                 101%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Principal
 Amount                                                               Value
----------                                                         -----------
           United States Government Agencies & Obligations--43.0%
           Federal Home Loan Bank--4.1%
$  250,000 1.90%, 10/30/02+....................................... $   248,597
 1,000,000 4.50%, 4/25/03.........................................   1,019,146
 1,000,000 4.50%, 7/07/03.........................................   1,022,419
                                                                   -----------
                                                                     2,290,162
                                                                   -----------
           Federal Home Loan Mortgage Corp.--5.8%
   750,000 2.03%, 12/13/02+.......................................     744,190
   500,000 2.09%, 1/08/03+........................................     495,490
   500,000 2.25%, 3/27/03+........................................     493,574
 1,000,000 3.50%, 9/15/03.........................................   1,014,710
   550,000 3.25%, 1/15/04.........................................     555,687
                                                                   -----------
                                                                     3,303,651
                                                                   -----------
           Federal National Mortgage Association--13.3%
   500,000 1.95%, 11/29/02+.......................................     496,498
 1,500,000 1.92%, 12/27/02+.......................................   1,487,396
   500,000 2.34%, 4/04/03+........................................     493,344
 1,000,000 2.25%, 5/02/03+........................................     984,157
 2,000,000 4.00%, 8/15/03.........................................   2,039,838
   250,000 4.75%, 11/14/03........................................     257,810
 1,750,000 3.125%, 11/15/03.......................................   1,768,189
                                                                   -----------
                                                                     7,527,232
                                                                   -----------
           Student Loan Marketing Association--0.4%
   250,000 4.75%, 4/23/04.........................................     257,156
                                                                   -----------
           United States Treasury Bills--1.8%
 1,000,000 1.83%, 12/05/02+.......................................     992,673
                                                                   -----------
           United States Treasury Notes--17.6%
 1,500,000 4.00%, 4/30/03.........................................   1,526,507
 1,000,000 3.875%, 6/30/03........................................   1,018,738
 2,000,000 3.875%, 7/31/03........................................   2,037,734
 1,500,000 3.625%, 8/31/03........................................   1,525,021

Principal
 Amount                                                               Value
----------                                                         -----------
           United States Government Agencies & Obligations (Continued)
$1,000,000 2.75%, 9/30/03......................................... $ 1,006,556
 1,000,000 3.00%, 11/30/03........................................   1,008,258
   300,000 3.00%, 2/29/04.........................................     301,840
   500,000 3.375%, 4/30/04........................................     505,275
 1,000,000 3.25%, 5/31/04.........................................   1,007,969
                                                                   -----------
                                                                     9,937,898
                                                                   -----------
           Total United States Government Agencies &
           Obligations (Cost $24,225,500).........................  24,308,772
                                                                   -----------
           Asset-Backed Securities--19.9%
           Asset Backed Securities--Credit Cards--0.9%
   500,000 Citibank Credit Card Issuance Trust, Series
           2000-A2, Class A2 FRN 1.97%, 11/07/05..................     500,267
                                                                   -----------
           Asset Backed Securities--Student Loans--1.8%
 1,000,000 SLM Student Loan Trust Series 2002-4, Class A1
           1.86%, 3/15/07 FRN++...................................   1,000,000
                                                                   -----------
           Asset Backed Securities--Trade and Lease Receivables--17.2%
   864,453 Americredit Automobile Receivables Trust, Series
           2001-C, Class A2 3.73%, 11/12/04.......................     869,289
 1,000,000 BMW Vehicle Owner Trust, Series 2002-A, Class
           A2 2.83%, 12/27/04.....................................     951,570

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                   Value
----------                             -----------
           Asset-Backed Securities
           (Continued)
$2,000,000 Chase Manhattan Auto
           Owner Trust, Series 2002-A,
           Class A2
           2.63%, 10/15/04............ $ 2,007,080
   500,000 Ford Credit Auto Owner
           Trust, Series 2002-B,
           Class A3A
           4.14/%, 12/15/05...........     509,727
 2,000,000 Franklin Auto Trust
           Series 2002-1, Class A2
           2.83%, 5/20/05.............   2,005,938
 1,000,000 MMCA Automobile Trust,
           Series 2002-2, Class A2
           2.64%, 6/15/05.............     999,986
   300,000 Nissan Auto Receivables
           Owner Trust,
           Series 2002-A, Class A2
           2.67%, 7/15/04.............     301,363
   595,000 WFS Financial Owner Trust
           Series 1999-B, Class A4
           6.42%, 7/20/04.............     606,967
 1,500,000 World Omni Auto
           Receivables Trust,
           Series 2002-A, Class A2
           2.53%, 1/18/05+++..........   1,499,990
                                       -----------
                                         9,751,910
                                       -----------
           Total Asset-Backed Securities
           (Cost $11,292,279).........  11,252,177
                                       -----------

 Principal
  Amount                                  Value
-----------                            -----------
            Corporate Bonds--18.1%
            Banking and Finance--1.0%
 $  525,000 NBD Bank (Michigan)
            6.25%, 8/15/03............ $   544,193
                                       -----------
            Financial Services--7.7%
    500,000 Associates Corp. NA
            5.75%, 11/01/03...........     519,686
    145,000 Bear Stearns Co., Inc.
            6.125%, 2/01/03...........     147,854
  1,000,000 Household Finance Corp.
            2.24%, 6/10/03 FRN........   1,000,000
  1,500,000 John Deere Capital Corp.
            7.00%, 10/15/02...........   1,520,793
  1,170,000 National Rural Utilities
            Cooperative Finance Corp.
            5.95%, 1/15/03............   1,190,028
                                       -----------
                                         4,378,361
                                       -----------
            Health Care Products and Services--2.9%
  1,587,000 Abbott Laboratories
            5.125%, 7/01/04...........   1,641,517
                                       -----------
            Retail-Apparel and Shoes--3.0%
  1,620,000 Nike, Inc.
            6.375%, 12/01/03..........   1,690,170
                                       -----------
            Retail-Discount Stores--1.3%
    700,000 Wal-Mart Stores, Inc.
            4.375%, 8/01/03...........     715,252
                                       -----------
            Telecommunications--1.3%
    721,000 New York Telephone Co.
            6.25%, 2/15/04............     745,309
                                       -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                       Value
----------                                 -----------
           Corporate Bonds (Continued)
           Utilities-Gas and Electric--0.9%
$  500,000 Baltimore Gas & Electric
           5.50%, 4/15/04................. $   514,081
                                           -----------
           Total Corporate Bonds
           (Cost $10,229,309).............  10,228,883
                                           -----------
           Commercial Paper--19.9%
           Aerospace and Defense--1.8%
 1,000,000 General Dynamic Corp.
           1.88%, 9/23/02 (a).............     995,870
                                           -----------
           Finance Companies--12.6%
   100,000 Dexia Delaware LLC
           1.80%, 7/25/02.................      99,884
 1,000,000 Dresdner U.S. Finance, Inc.
           2.21%, 1/21/03.................     989,800
 1,244,000 Edison Asset Securitization LLC
           1.92%, 11/06/02 (a)............   1,236,250
 1,000,000 FCAR Owner Trust I
           2.00%, 9/13/02.................     996,400
   300,000 GE Capital Corp.
           1.84%, 9/18/02.................     298,854
 1,973,000 Mortgage Interest
           Networking Trust
           2.00%, 7/01/02.................   1,973,000
   300,000 Nieuw Amsterdam
           Receivables
           2.02%, 10/28/02................     298,065
   250,000 Shell Finance
           1.87%, 9/30/02.................     248,900
 1,000,000 Swedish National Housing
           Finance Corp.
           1.80%, 10/07/02................     995,260
                                           -----------
                                             7,136,413
                                           -----------

Principal
 Amount                                      Value
----------                                -----------
           Commercial Paper (Continued)
           Financial Services--1.1%
$  300,000 Amstel Funding Corp.
           2.02%, 11/01/02 (a)........... $   298,206
   300,000 ING Funding LLC
           2.00%, 10/30/02...............     298,023
                                          -----------
                                              596,229
                                          -----------
           Oil and Gas--4.4%
 2,500,000 Duke Capital Corp.
           2.10%, 7/01/02................   2,500,000
                                          -----------
           Total Commercial Paper
           (Cost $11,223,983)............  11,228,512
                                          -----------
Number of
 Shares
----------
           Money Market Fund--2.9%
 1,621,985 ACM Institutional Reserves
           (Prime Portfolio), 1.74% (b)
           (Cost $1,621,985).............   1,621,985
                                          -----------
           Total Investments
           (Cost $58,593,056) (c)--
           103.8%........................  58,640,329
           Liabilities in excess of other
           assets--(3.8%)................  (2,137,330)
                                          -----------
           Net Assets--100.0%............ $56,502,999
                                          -----------

+ Discounted rate at time of purchase for United States Government Agencies and Obligations.
++ Bond begins accruing interest on July 9, 2002.
+++Bond begins accruing interest on July 10, 2002.
(a)Security exempt from registration under Rule 144A of the Securities Act of 1933.
(b)Represents annualized 7 day yield at June 30, 2002.
(c)The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2002, net unrealized appreciation was $47,273 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $106,170 and aggregate gross unrealized deprecation of $58,897.
FRNFloating Rate Note.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $58,593,056)...................... $ 58,640,329
             Receivables:
              Investments sold........................   10,891,000
              Interest................................      372,211
              Capital stock sold......................      110,085
              Due from Advisor........................       23,199
             Other assets.............................       27,202
                                                       ------------
              Total Assets............................   70,064,026
                                                       ------------
           Liabilities:
             Due to custodian.........................          326
             Payables:
              Investments purchased...................   13,496,956
              Capital stock repurchased...............       45,881
              Dividends...............................        3,688
             Accrued expenses and other liabilities...       14,176
                                                       ------------
              Total Liabilities.......................   13,561,027
                                                       ------------
           Net Assets:................................ $ 56,502,999
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     28,245
             Capital surplus..........................   56,461,718
             Overdistributed net investment income....      (32,891)
             Accumulated net realized loss on
              investments.............................       (1,346)
             Net unrealized appreciation on
              investments.............................       47,273
                                                       ------------
           Net Assets................................. $ 56,502,999
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 55,629,018
                                                       ------------
             Shares outstanding.......................   27,808,089
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       2.00
                                                       ------------
           Investor Shares:
             Net assets............................... $    873,981
                                                       ------------
             Shares outstanding.......................      436,892
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       2.00
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

* Commencement of investment operations.

                            Statement of Operations

         For the period May 1, 2002* through June 30, 2002 (Unaudited)

             Investment Income:
               Interest.................................. $139,872
                                                          --------
             Expenses:
               Legal.....................................   21,002
               Accounting services.......................   10,065
               Advisory..................................    5,503
               Administration............................    5,503
               Audit.....................................    4,880
               Reports to shareholders...................    4,101
               Transfer agent............................    3,050
               Directors.................................    2,365
               Registration and filings..................    1,373
               Custodian.................................    1,220
               12b-1 fee--Investor Shares................       90
               Cash management...........................       46
               Other.....................................      275
                                                          --------
                Total Expenses...........................   59,473
               Fees waived by The Bank of New York
                (Note 3).................................  (45,626)
                                                          --------
                Net Expenses.............................   13,847
                                                          --------
                Net Investment Income....................  126,025
                                                          --------
             Realized And Unrealized Gain (Loss)
              On Investments:
               Net realized loss on investments..........   (1,346)
               Increase in unrealized appreciation on
                investments during the period............   47,273
                                                          --------
               Net realized and unrealized gain on
                investments..............................   45,927
                                                          --------
               Net increase in net assets resulting from
                operations............................... $171,952
                                                          --------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Changes in Net Assets

                                                                                                          For the period
                                                                                                           May 1, 2002*
                                                                                                             through
                                                                                                          June 30, 2002
                                                                                                           (Unaudited)
                                                                                                          --------------
Operations:
 Net investment income...................................................................................  $    126,025
 Net realized loss on
   investments...........................................................................................        (1,346)
 Increase in unrealized
   appreciation on
   investments during the
   period................................................................................................        47,273
                                                                                                           ------------
   Net increase in net assets
    resulting from operations............................................................................       171,952
                                                                                                           ------------
Dividends to Shareholders:
 Dividends from net
   investment income:
   Institutional Shares..................................................................................      (157,911)

   Investor Shares.......................................................................................        (1,005)
                                                                                                           ------------
                                                                                                               (158,916)
                                                                                                           ------------
Capital Stock Transactions:
 Proceeds from capital stock
   sold: Institutional Shares............................................................................    68,328,819
                     Investor
   Shares................................................................................................       873,314
 Proceeds from shares issued
   on reinvestment of
   dividends: Institutional
   Shares................................................................................................        84,601

   Investor Shares.......................................................................................           471
 Value of capital stock
   repurchased: Institutional
   Shares................................................................................................   (12,797,242)

   Investor Shares.......................................................................................            --
                                                                                                           ------------
   Net increase in net assets
    resulting from capital
    stock transactions...................................................................................    56,489,963
                                                                                                           ------------
   Increase in Net Assets................................................................................    56,502,999
Net Assets:
 Beginning of period.....................................................................................            --
                                                                                                           ------------
 End of period (includes
   overdistributed net
   investment income of
   $32,891 at June 30, 2002).............................................................................  $ 56,502,999
                                                                                                           ------------
Changes In Capital Stock
 Outstanding:
 Shares sold: Institutional
   Shares................................................................................................    34,164,410
         Investor Shares.................................................................................       436,657
 Shares issued on
   reinvestment of dividends:
   Institutional Shares..................................................................................        42,300

   Investor Shares.......................................................................................           235
 Shares repurchased:
   Institutional Shares..................................................................................    (6,398,621)
             Investor Shares.............................................................................            --
                                                                                                           ------------
   Net increase..........................................................................................    28,244,981
 Shares outstanding,
   beginning of period...................................................................................            --
                                                                                                           ------------
 Shares outstanding, end of
   period................................................................................................    28,244,981
                                                                                                           ------------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Financial Highlights

                                                                Institutional Shares
                                                                --------------------
                                                                   For the period
                                                                    May 1, 2002*
                                                                      through
                                                                   June 30, 2002
                                                                    (Unaudited)
                                                                   --------------
PER SHARE DATA:
Net asset value at beginning of period.........................       $  2.00
                                                                      -------
Gain (loss) from investment operations
Net investment income..........................................         0.008
Net realized and unrealized loss on investments................        (0.001)
                                                                      -------
 Total from investment operations..............................         0.007
                                                                      -------
Dividends
Dividends from net investment income...........................        (0.007)
                                                                      -------
Net asset value at end of period...............................       $  2.00
                                                                      -------
TOTAL RETURN:..................................................          0.45%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................       $55,629
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............          0.25%***
 Expenses, prior to waiver from The Bank of New York...........          1.08%***
 Net investment income, net of waiver from The Bank of New York          2.29%***
Portfolio turnover rate........................................             2%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                Investor Shares
                                                                ---------------
                                                                For the period
                                                                 May 2, 2002*
                                                                    through
                                                                 June 30, 2002
                                                                  (Unaudited)
                                                                --------------
PER SHARE DATA:
Net asset value at beginning of period.........................     $  2.00
                                                                    -------
Gain from investment operations
Net investment income..........................................       0.004
Net realized and unrealized gain on investments................       0.002
                                                                    -------
 Total from investment operations..............................       0.006
                                                                    -------
Dividends
Dividends from net investment income...........................      (0.006)
                                                                    -------
Net asset value at end of period...............................     $  2.00
                                                                    -------
TOTAL RETURN:..................................................        0.38%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................     $   874
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............        0.50%***
 Expenses, prior to waiver from The Bank of New York...........        0.98%***
 Net investment income, net of waiver from The Bank of New York        2.04%***
Portfolio turnover rate........................................           2%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

 Principal
  Amount                                    Value
-----------                            ---------------
            Commercial Paper--30.4%
            Asset Backed Securities--12.3%
$60,000,000 Amstel Funding Corp.
            1.88%, 7/10/02............ $    59,971,800
 20,028,000 Barton Capital
            1.79%, 7/25/02............      20,004,100
 38,178,000 Barton Capital
            1.82%, 8/06/02............      38,108,516
 40,190,000 CIESCO
            1.78%, 7/17/02............      40,158,205
 60,000,000 Compass Securitization LLC
            1.79%, 7/22/02............      59,937,350
 60,000,000 Corporate Asset Funding
            Corp.
            1.77%, 7/15/02............      59,958,700
 50,000,000 Eureka Securitization
            1.78%, 8/22/02............      49,871,445
 50,000,000 Fulbeck Funding
            1.82%, 8/20/02............      49,873,611
 50,000,000 Giro Funding Corp.
            1.84%, 7/29/02............      49,928,445
 60,000,000 Govco, Inc.
            1.87%, 7/10/02............      59,971,950
 40,000,000 Govco, Inc.
            1.80%, 8/21/02............      39,898,000
 50,000,000 GreyHawk Funding LLC
            1.92%, 8/22/02............      49,861,333
 25,000,000 Moat Funding LLC
            1.81%, 8/28/02............      24,927,097
 40,000,000 Moriarty LTD
            1.92%, 11/07/02...........      39,724,800
 50,000,000 Pennine Funding LLC
            1.80%, 9/09/02............      49,825,000

 Principal
  Amount                                    Value
-----------                             --------------
            Commercial Paper (Continued)
$50,000,000 Sheffield Receivables Corp.
            1.80%, 7/29/02............. $   49,930,000
 60,000,000 Surrey Funding Corp.
            1.81%, 9/25/02.............     59,740,567
                                        --------------
                                           801,690,919
                                        --------------
            Beverages--0.4%
 24,600,000 The Coca Cola Co.
            1.74%, 8/27/02.............     24,532,227
                                        --------------
            Business Equipment and Services--0.8%
 50,000,000 Pitney Bowes, Inc.
            1.75%, 7/02/02.............     49,997,569
                                        --------------
            Chemicals--0.5%
 35,000,000 duPont (E.I.) de Nemours &
            Co.
            1.74%, 8/19/02.............     34,917,109
                                        --------------
            Communications and Entertainment--0.9%
 60,000,000 Gannett Co.
            1.77%, 8/20/02.............     59,853,333
                                        --------------
            Finance Companies--6.9%
 50,000,000 Allianz Finance Corp.
            1.94%, 8/12/02.............     49,886,833
 50,000,000 Asset Securitization Corp.
            1.80%, 7/09/02.............     49,980,000
 50,000,000 Eksportfinans ASA
            1.95%, 12/04/02............     49,577,500
 20,000,000 GE Capital
            2.09%, 7/26/02.............     19,970,972
 40,000,000 GE Capital
            2.20%, 2/25/03.............     39,415,778
 30,000,000 KFW International Finance
            1.87%, 7/09/02.............     29,987,533
 60,000,000 Nestle Capital
            1.90%, 8/15/02.............     59,857,500

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                      Value
-----------                               --------------
            Commercial Paper (Continued)
$21,200,000 Paccar Finance Corp.
            1.78%, 7/18/02............... $   21,182,180
 50,000,000 Quincy Capital Corp.
            1.81%, 8/15/02...............     49,886,875
 35,000,000 Shell Finance U. K. PLC
            1.83%, 7/11/02...............     34,982,208
 50,000,000 Trident Capital Finance, Inc.
            1.82%, 8/21/02...............     49,871,083
                                          --------------
                                             454,598,462
                                          --------------
            Financial Services--2.4%
 50,000,000 AIG Financial Products Corp.
            1.76%, 8/19/02...............     49,880,222
 44,000,000 Marsh & Mclennan Cos., Inc.
            1.79%, 8/23/02...............     43,884,048
 30,000,000 Sigma Finance, Inc.
            1.88%, 7/08/02...............     29,989,033
 30,000,000 Sigma Finance, Inc.
            1.74%, 7/23/02...............     29,968,100
                                          --------------
                                             153,721,403
                                          --------------
            Oil and Gas--1.8%
 60,000,000 ChevronTexaco Corp.
            1.76%, 8/26/02...............     59,835,733
 60,000,000 Schlumberger Technology
            Corp.
            1.79%, 9/09/02...............     59,791,167
                                          --------------
                                             119,626,900
                                          --------------
            Transportation--0.9%
 60,000,000 Kitty Hawk, Inc.
            1.85%, 7/15/02...............     59,956,833
                                          --------------
            Pharmaceuticals--1.0%
 65,000,000 Pfizer, Inc.
            1.74%, 7/15/02...............     64,956,017
                                          --------------

 Principal
  Amount                                 Value
-----------                         ---------------
            Commercial Paper (Continued)
            Utilities--Gas and Electric--1.3%
$25,000,000 Duke Energy Corp.
            1.86%, 7/24/02......... $    24,970,292
 60,000,000 Koch Industries, Inc.
            1.76%, 7/15/02.........      59,958,934
                                    ---------------
                                         84,929,226
                                    ---------------
            Utilities--Telecommunications--1.2%
 25,000,000 SBC Communications, Inc
            1.77%, 7/10/02.........      24,988,938
 50,000,000 Verizon Communications,
            Inc.
            1.91%, 8/29/02.........      49,843,486
                                    ---------------
                                         74,832,424
                                    ---------------
            Total Commercial Paper
            (Cost $1,983,612,422)..   1,983,612,422
                                    ---------------
            United States Government
            Agencies & Obligations--16.5%
            Federal Farm Credit Bank--0.6%
 10,000,000 1.90%, 7/01/02.........      10,000,000
 20,000,000 1.80%, 8/01/02.........      19,999,158
 11,650,000 1.93%, 12/02/02........      11,649,849
                                    ---------------
                                         41,649,007
                                    ---------------
            Federal Home Loan Bank--1.6%
 25,000,000 1.72%, 7/12/02+........      24,986,899
 49,000,000 1.86%, 10/30/02+.......      48,693,668
 33,000,000 3.07%, 4/16/03.........      33,000,000
                                    ---------------
                                        106,680,567
                                    ---------------
            Federal Home Loan Mortgage Corp.--5.4%
 50,000,000 1.78%, 7/25/02+........      49,940,667
 50,000,000 3.43%, 8/15/02+........      49,785,625
 50,000,000 1.90%, 9/13/02+........      49,804,722

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                  Value
-----------                           ---------------
            United States Government
            Agencies & Obligations
            (Continued)
$25,000,000 2.00%, 9/30/02+......... $    24,873,611
 28,000,000 1.93%, 11/07/02+........      27,806,858
 81,480,000 2.24%, 11/15/02+........      80,867,512
 50,000,000 2.11%, 12/05/02+........      49,539,903
 20,000,000 2.23%, 12/23/02+........      19,783,195
                                      ---------------
                                         352,402,093
                                      ---------------
            Federal National Mortgage Association--5.8%
 30,000,000 3.39%, 8/09/02+.........      29,889,825
 45,000,000 6.75%, 8/15/02..........      45,160,654
 55,000,000 2.41%, 11/15/02+........      54,495,574
 50,000,000 1.92%, 11/20/02+........      49,621,333
 40,000,000 1.95%, 12/20/02+........      39,627,333
 30,000,000 1.92%, 12/27/02+........      29,713,600
 15,000,000 2.31%, 12/27/02.........      15,000,000
 55,000,000 2.23%, 4/04/03+.........      54,064,164
 40,000,000 2.38%, 5/02/03+.........      39,204,035
 20,000,000 2.01%, 5/30/03+.........      19,628,150
                                      ---------------
                                         376,404,668
                                      ---------------
            United States Treasury Bills--2.3%
 50,000,000 1.73%, 7/11/02+.........      49,976,042
 50,000,000 1.72%, 7/25/02+.........      49,942,666
 50,000,000 1.82%, 8/01/02+.........      49,921,639
                                      ---------------
                                         149,840,347
                                      ---------------
            United States Treasury Notes--0.8%
 30,000,000 6.25%, 7/31/02..........      30,103,409
 20,000,000 6.375%, 8/15/02.........      20,071,723
                                      ---------------
                                          50,175,132
                                      ---------------
            Total United States
            Government Agencies
            & Obligations
            (Cost $1,077,151,814)...   1,077,151,814
                                      ---------------

 Principal
  Amount                                   Value
-----------                            -------------
            Certificates of Deposit--14.8%
            Banking and Finance--14.8%
$30,000,000 Abby National PLC
            2.00%, 10/15/02........... $  30,000,000
 40,000,000 ABN AMRO
            1.96%, 8/30/02............    39,998,682
 25,000,000 American Express Centurian
            1.76%, 7/23/02............    25,000,000
 50,000,000 American Express Centurian
            1.86%, 8/13/02............    50,000,000
 50,000,000 Bank of America
            1.95%, 11/26/02...........    50,000,000
 12,000,000 Bayerische Landesbank
            1.7675%, 3/21/03..........    11,994,435
 50,000,000 CIBC
            1.70%, 7/31/02............    50,000,000
 30,000,000 Comerica Bank
            3.97%, 8/16/02............    30,071,627
 20,000,000 Comerica Bank
            2.67%, 5/30/03............    20,000,000
 42,500,000 Danske Bank
            2.37%, 12/12/02...........    42,577,121
 25,000,000 Deutsche Bank
            1.87%, 7/22/02............    25,000,000
 25,000,000 Dexia Bank NY
            4.11%, 7/05/02............    25,004,677
 25,000,000 Dexia Banque SA
            2.46%, 1/06/03............    25,003,196
 65,000,000 First Tennessee Bank
            1.80%, 8/09/02............    64,999,952
 25,000,000 Harris Trust
            1.78%, 7/10/02............    25,000,000
 50,000,000 Harris Trust
            1.78%, 9/26/02............    50,000,000
 30,000,000 Marshall & Ilsley Corp.
            2.40%, 2/28/03............    30,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                               Value
-----------                        -------------
            Certificates of Deposit
            (Continued)
$20,000,000 Royal Bank of Canada
            3.85%, 7/29/02........ $  19,999,552
 25,000,000 State Street Bank and
            Trust Co.
            1.93%, 8/12/02........    25,000,000
 25,000,000 State Street Bank and
            Trust Co.
            2.29%, 1/18/03........    24,992,835
 25,000,000 Toronto Dominion Bank
            1.84%, 12/30/02.......    25,000,000
 25,000,000 Toronto Dominion Bank
            2.705%, 3/12/03.......    24,999,142
 30,000,000 UBS AG
            3.80%, 7/29/02........    29,999,775
 25,000,000 US Bank
            3.52%, 9/03/02........    25,000,000
 25,000,000 US Bank
            1.96%, 12/03/02.......    25,000,000
 25,000,000 US Bank
            2.27%, 1/23/03........    25,000,000
 25,000,000 Westdutsche Landesbank
            1.88%, 7/18/02........    25,000,000
 25,000,000 Westdutsche Landesbank
            1.78%, 8/19/02........    25,000,000
 25,000,000 Westdutsche Landesbank
            2.16%, 10/16/02.......    25,000,000
 30,000,000 Wilmington Trust
            1.91%, 7/08/02........    30,000,000
 20,000,000 Wilmington Trust
            1.84%, 10/07/02.......    20,000,000
 25,000,000 Wilmington Trust
            1.97%, 11/12/02.......    25,000,921
                                   -------------

 Principal
  Amount                                   Value
------------                           --------------
             Total Certificates of
             Deposit
             (Cost $969,641,915)...... $  969,641,915
                                       --------------
             Time Deposits--13.6%
             Banking and Finance--13.6%
$161,125,000 ABN AMRO
             1.75%, 7/01/02...........    161,125,000
 125,000,000 CIBC Oppenheimer
             1.9375%, 7/02/02.........    125,000,000
 150,000,000 Dresdner Bank AG
             1.9375%, 7/02/02.........    150,000,000
 150,000,000 National City Bank
             Cleveland
             1.75%, 7/01/02...........    150,000,000
 150,000,000 Wells Fargo
             1.9375%, 7/01/02.........    150,000,000
 150,000,000 SunTrust Bank, Inc.
             1.75%, 7/01/02...........    150,000,000
                                       --------------
             Total Time Deposits
             (Cost $886,125,000)......    886,125,000
                                       --------------
             Corporate Bonds--3.2%
             Banking and Finance--2.1%
  25,000,000 Comerica Bank
             1.774%, 7/30/02 FRN+.....     24,999,546
  33,000,000 First Union National Bank
             2.03%, 12/20/02 FRN+.....     33,031,767
  30,000,000 First Union National Bank
             1.97%, 5/29/03...........     30,025,656
  17,000,000 National City Bank
             2.00%, 11/20/02 FRN+.....     17,011,704
  30,000,000 National City Bank
             1.819%, 4/02/03 FRN+.....     30,003,437
                                       --------------
                                          135,072,110
                                       --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                     Value
------------                             --------------
             Corporate Bonds (Continued)
             Financial Services--0.5%
$ 35,000,000 Merrill Lynch & Co.
             2.01%, 8/15/02 FRN+........ $   35,008,017
                                         --------------
             Telecommunications--0.6%
  40,000,000 SBC Communications, Inc.
             1.857%, 3/14/03 FRN*+......     40,000,000
                                         --------------
             Total Corporate Bonds
             (Cost $210,080,127)........    210,080,127
                                         --------------
             Repurchase
             Agreements--21.5%
             Repurchase Agreement with Barclays
             Capital, Inc.--4.9%
 320,000,000 1.96%, dated 6/28/02, due
             7/01/02, repurchase price
             $320,052,267 (Collateral-
             FHLB Note, 3.375%,
             6/15/04, SLMA Note,
             0.00%, 2/04/03; aggregate
             market value plus accrued
             interest $326,403,664).....    320,000,000
                                         --------------
             Repurchase Agreement with Deutshe
             Bank AG--1.9%
 125,000,000 1.95%, dated 6/28/02, due
             7/01/02, repurchase price
             $125,020,312 (Collateral-
             FNMA Note, 5.5%,
             5/01/32; aggregate market
             value plus accrued interest
             $128,750,000)..............    125,000,000
                                         --------------

 Principal
  Amount                                   Value
------------                            ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--4.9%
$320,000,000 1.97%, dated 6/28/02, due
             7/01/02, repurchase price
             $320,052,533 (Collateral-
             FCSB Notes, 0.00%-5.50%,
             8/12/02-5/15/06, FHLB
             Notes, 0.00%-6.879%,
             7/15/02-11/13/09, FMAC
             Notes, 2.71%-4.1%,
             12/20/02-11/16/05,
             FNMA Notes, 0.00%-
             6.25%, 12/09/02-1/18/12,
             IADB Bonds, 3.875%,
             6/16/03-1/15/10, REFC
             Bonds, 0.00%, 7/15/13-
             1/15/29, SLMA Notes,
             0.00%-5.25%,7/01/02-
             3/15/06, TVDB Note,
             6.375%, 6/15/05, USTR
             CUBES, 0.00%, 5/15/03,
             UST Strips, 0.00%,
             8/15/08-8/15/22, WLDB
             Bonds, 0.00%-7.00%,
             7/09/02-8/15/11; aggregate
             market value plus accrued
             interest $326,400,607).... $320,000,000
                                        ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                                            Value
------------                                                    -------------
             Repurchase Agreements (Continued)
             Repurchase Agreement with Morgan Stanley--4.9%
$320,000,000 1.95%, dated 6/28/02, due 7/01/02, repurchase
             price $320,052,000 (Collateral ADBB Bonds,
             4.875%-6.64%, 5/19/03-7/16/18, FNMA Notes, 0.00%,
             7/10/02-7/17/02, IADB Bonds, 4.00%-7.375%,
             6/16/03-7/15/27, IFCO, 5.25%, 5/02/06, WLDB
             Bonds, 4.75%-6.625%, 9/16/03-8/21/06; aggregate
             market value plus accrued interest $328,039,201).. $ 320,000,000
                                                                -------------
             Repurchase Agreement with Salomon Smith Barney Holdings,
             Inc.--4.9%
 320,000,000 1.96%, dated 6/28/02, due 7/01/02, repurchase
             price $320,052,267 (Collateral ADBB Bond, 5.82%,
             6/16/28, FCSB Bonds, 0.00%-4.375%,
             7/22/02-4/15/05, FHLB Note, 6.35%, 2/13/12, FMAC
             Notes, 0.00%-11.875%, 10/15/02-5/15/32, FNMA
             Notes, 2.96%-9.50%, IADB Bonds, 7.25%, 7/12/10,
             IFCO, 4.75%, 4/30/07, WLDB Bonds, 0.00%-4.00%,
             2/15/03-2/15/13; aggregate market value plus
             accrued interest $326,604,095)....................   320,000,000
                                                                -------------

                                                                   Value
                                                               --------------
  Total Repurchase Agreements (Cost $1,405,000,000)........... $1,405,000,000
                                                               --------------
  Total Investments (Cost $6,531,611,278)(a)--100.0%..........  6,531,611,278
  Other assets less liabilities--0.0%.........................      1,530,236
                                                               --------------
  Net Assets--100.0%.......................................... $6,533,141,514
                                                               --------------

*         Security exempt from registration under Rule 144A of the Securities
          Act of 1933.
+ Represents yield at time of purchase for commercial paper, discounted rate at a time of purchase for United States Government agencies & obligations, and interest rate in effect at June 30, 2002 for floating rate notes.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.
ADBB      African Development Bank Bond.
FCSB      Federal Farm Credit Bank.
FHLB      Federal Home Loan Bank.
FICO      Financing Corporation Notes.
FMAC      Federal Home Loan Mortgage Corp.
FNMA      Federal National Mortgage Association.
FRN       Floating Rate Note. Coupon shown is in effect at June 30, 2002.
IADB      Inter-American Development Bank.
IFCO      International Finance Corp.
REFC      Resolution Funding Strip.
SLMA      Student Loan Marketing Association.
TVDB      Tennessee Valley Authority Discount Bonds.
UST       United States Treasury.
USTR CUBE United States Treasury Cube.
WLDB      International Bank Reconstruction & Development.

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)


Assets:
 Investments at market value, including repurchase
   agreements of $1,405,000,000 (Cost $6,531,611,278)........ $6,531,611,278
 Cash........................................................         17,857
 Receivables:
   Investments sold..........................................  2,303,572,907
   Capital stock sold........................................    219,043,865
   Interest..................................................     12,036,965
 Other assets................................................        166,515
                                                              --------------
   Total Assets..............................................  9,066,449,387
                                                              --------------
Liabilities:
 Payables:
   Investments purchased.....................................  2,335,749,800
   Capital stock repurchased.................................    186,898,563
   Dividends.................................................      8,153,361
   Services provided by The Bank of New York and
    Administrator............................................      2,094,471
 Accrued expenses and other liabilities......................        411,678
                                                              --------------
   Total Liabilities.........................................  2,533,307,873
                                                              --------------
Net Assets................................................... $6,533,141,514
                                                              --------------
Sources of Net Assets:
 Capital stock @ par......................................... $    6,533,401
 Capital surplus.............................................  6,526,433,440
 Accumulated net realized gain on investments................        174,673
                                                              --------------
Net Assets................................................... $6,533,141,514
                                                              --------------
Hamilton Shares:
 Net assets.................................................. $3,480,877,985
                                                              --------------
 Shares outstanding..........................................  3,480,848,357
                                                              --------------
 Net asset value, offering price and repurchase price per
   share..................................................... $         1.00
                                                              --------------
Premier Shares:
 Net assets.................................................. $1,924,695,997
                                                              --------------
 Shares outstanding..........................................  1,924,997,037
                                                              --------------
 Net asset value, offering price and repurchase price per
   share..................................................... $         1.00
                                                              --------------
Classic Shares:
 Net assets.................................................. $1,127,567,532
                                                              --------------
 Shares outstanding..........................................  1,127,555,729
                                                              --------------
 Net asset value, offering price and repurchase price per
   share..................................................... $         1.00
                                                              --------------
Hamilton Shares authorized @ $.001 par value.................  7,000,000,000
Premier Shares authorized @ $.001 par value..................  3,000,000,000
Classic Shares authorized @ $.001 par value..................  3,000,000,000

                            Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)


   Investment Income:
    Interest................................................... $65,989,037
                                                                -----------
   Expenses:
    Advisory...................................................   3,320,901
    Administration.............................................   3,320,901
    Servicing fee--Premier Shares..............................   2,423,596
                   Classic Shares..............................   1,447,173
    12b-1 fee--Classic Shares..................................   1,447,173
    Cash management............................................     166,756
    Transfer agent.............................................     161,052
    Legal......................................................     140,080
    Custodian..................................................     124,759
    Reports to shareholders....................................      60,658
    Registration and filings...................................      53,363
    Insurance..................................................      40,864
    Accounting services........................................      29,865
    Directors..................................................       7,705
    Audit......................................................       5,029
    Other......................................................      31,093
                                                                -----------
      Total Expenses...........................................  12,780,968
    Earnings credit adjustment (Note 3)........................      (2,848)
                                                                -----------
      Net Expenses.............................................  12,778,120
                                                                -----------
      Net Investment Income....................................  53,210,917
   Realized Gain on Investments:
    Net realized gain on investments...........................     139,544
                                                                -----------
    Net increase in net assets resulting from operations....... $53,350,461
                                                                -----------

See notes to financial statements.

         BNY Hamilton Money Fund

         Statements of Changes in Net Assets

                                                                                   Six Months Ended
                                                                                    June 30, 2002      Year Ended
                                                                                     (Unaudited)    December 31, 2001
                                                                                   ---------------- -----------------
Operations:
  Net investment income........................................................... $    53,210,917  $    249,513,319
  Net realized gain on investments................................................         139,544            25,542
                                                                                   ---------------  ----------------
   Net increase in net assets resulting from operations...........................      53,350,461       249,538,861
                                                                                   ---------------  ----------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares...........................     (31,257,134)     (145,729,776)
                          Premier Shares..........................................     (14,649,082)      (61,839,527)
                          Classic Shares..........................................      (7,304,701)      (41,944,016)
                                                                                   ---------------  ----------------
                                                                                       (53,210,917)     (249,513,319)
                                                                                   ---------------  ----------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...............................   4,693,323,455    12,073,757,944
                      Premier Shares..............................................   5,799,724,301    15,012,827,472
                      Classic Shares..............................................   4,318,655,368     9,100,599,133
  Proceeds from shares issued on
   reinvestment of dividends: Hamilton Shares.....................................      11,396,080        47,354,580
                   Premier Shares.................................................       4,878,451        24,399,112
                   Classic Shares.................................................       7,651,573        46,052,377
  Value of capital stock repurchased: Hamilton Shares.............................  (5,228,097,358)  (11,489,624,322)
                       Premier Shares.............................................  (5,693,423,262)  (14,683,681,082)
                       Classic Shares.............................................  (4,324,616,372)   (9,004,001,100)
                                                                                   ---------------  ----------------
  Net increase (decrease) in net assets resulting from capital stock transactions.    (410,507,764)    1,127,684,114
                                                                                   ---------------  ----------------
   Increase (decrease) in Net Assets..............................................    (410,368,220)    1,127,709,656
Net Assets:
  Beginning of year...............................................................   6,943,509,734     5,815,800,078
                                                                                   ---------------  ----------------
  End of period................................................................... $ 6,533,141,514  $  6,943,509,734
                                                                                   ---------------  ----------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares....................................................   4,693,378,267    12,073,757,944
         Premier Shares...........................................................   5,800,078,994    15,012,827,472
         Classic Shares...........................................................   4,318,674,012     9,100,599,133
  Shares issued on reinvestment of dividends: Hamilton Shares.....................      11,396,080        47,354,580
                            Premier Shares........................................       4,878,452        24,399,112
                            Classic Shares........................................       7,651,572        46,052,377
  Shares repurchased: Hamilton Shares.............................................  (5,228,097,358)  (11,489,624,322)
              Premier Shares......................................................  (5,693,423,239)  (14,683,681,083)
              Classic Shares......................................................  (4,324,616,372)   (9,004,001,100)
                                                                                   ---------------  ----------------
   Net increase (decrease)........................................................    (410,079,592)    1,127,684,113
  Shares outstanding, beginning of year...........................................   6,943,480,715     5,815,796,602
                                                                                   ---------------  ----------------
  Shares outstanding, end of period...............................................   6,533,401,123     6,943,480,715
                                                                                   ---------------  ----------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights


                                                                     Hamilton Shares
                                       ---------------------------------------------------------------------------
                                       Six Months Ended                   Year Ended December 31,
                                        June 30, 2002   ----------------------------------------------------------
                                         (Unaudited)       2001        2000        1999        1998        1997
                                       ---------------- ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of period    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                          ----------    ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income.................         0.009         0.040       0.061       0.050       0.053       0.053
                                          ----------    ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment income..        (0.009)       (0.040)     (0.061)     (0.050)     (0.053)     (0.053)
                                          ----------    ----------  ----------  ----------  ----------  ----------
Net asset value at end of period......    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                          ----------    ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:.........................          0.88%*        4.09%       6.31%       5.03%       5.41%       5.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)......................    $3,480,878    $4,004,182  $3,372,680  $1,725,341  $1,439,525  $1,063,579
Ratio to average net assets of:
  Expenses............................          0.22%**       0.23%       0.24%       0.24%       0.26%       0.25%
  Net investment income...............          1.76%**       4.01%       6.19%       4.92%       5.25%       5.34%

*  Not annualized.
** Annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                                         Premier Shares
                                            ------------------------------------------------------------------------
                                            Six Months Ended                  Year Ended December 31,
                                             June 30, 2002    ------------------------------------------------------
                                              (Unaudited)        2001        2000       1999       1998       1997
                                            ----------------  ----------  ----------  --------  ----------  --------
PER SHARE DATA:
Net asset value at beginning of period.....    $     1.00     $     1.00  $     1.00  $   1.00  $     1.00  $   1.00
                                               ----------     ----------  ----------  --------  ----------  --------
Gain from investment operations
Net investment income......................         0.008          0.038       0.059     0.047       0.050     0.051
                                               ----------     ----------  ----------  --------  ----------  --------
Dividends
Dividends from net investment income.......        (0.008)        (0.038)     (0.059)   (0.047)     (0.050)   (0.051)
                                               ----------     ----------  ----------  --------  ----------  --------
Net asset value at end of period...........    $     1.00     $     1.00  $     1.00  $   1.00  $     1.00  $   1.00
                                               ----------     ----------  ----------  --------  ----------  --------
TOTAL RETURN:..............................          0.75% *        3.83%       6.04%     4.77%       5.14%     5.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)    $1,924,696     $1,813,475  $1,459,923  $871,287  $1,064,645  $688,339
Ratio to average net assets of:
  Expenses.................................          0.47% **       0.48%       0.49%     0.49%       0.51%     0.51%
  Net investment income....................          1.51% **       3.69%       5.92%     4.70%       5.01%     5.09%

* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                                 Classic Shares
                                       ------------------------------------------------------------------
                                       Six Months Ended               Year Ended December 31,
                                        June 30, 2002    ------------------------------------------------
                                         (Unaudited)        2001       2000      1999      1998     1997
                                       ----------------  ----------  --------  --------  -------  -------
PER SHARE DATA:
Net asset value at beginning of period    $     1.00     $     1.00  $   1.00  $   1.00  $  1.00  $  1.00
                                          ----------     ----------  --------  --------  -------  -------
Gain from investment operations
Net investment income.................         0.006          0.035     0.056     0.044    0.047    0.047
                                          ----------     ----------  --------  --------  -------  -------
Dividends
Dividends from net investment income..        (0.006)        (0.035)   (0.056)   (0.044)  (0.047)  (0.047)
                                          ----------     ----------  --------  --------  -------  -------
Net asset value at end of period......    $     1.00     $     1.00  $   1.00  $   1.00  $  1.00  $  1.00
                                          ----------     ----------  --------  --------  -------  -------
TOTAL RETURN:.........................          0.63% *        3.57%     5.78%     4.51%    4.81%    4.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)......................    $1,127,568     $1,125,853  $983,197  $892,560  $19,995  $16,725
Ratio to average net assets of:
  Expenses............................          0.72% **       0.73%     0.74%     0.74%    0.83%    0.88%
  Net investment income...............          1.26% **       3.51%     5.64%     4.46%    4.70%    4.71%

*  Not annualized.
** Annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)


 Principal
  Amount                               Value
------------                       --------------
             United States Government
             Agencies & Obligations--46.4%
             United States Treasury Bills+--35.2%
$ 30,000,000 1.68%, 7/05/02....... $   29,994,400
  50,000,000 1.72%, 7/11/02.......     49,976,042
  50,000,000 1.72%, 7/25/02.......     49,942,667
  50,000,000 1.82%, 8/01/02.......     49,921,639
  50,000,000 1.815%, 8/15/02......     49,886,562
  50,000,000 1.74%, 8/22/02.......     49,875,056
  30,000,000 1.82%, 8/29/02.......     29,910,517
  30,000,000 1.71%, 9/05/02.......     29,905,950
  50,000,000 1.74%, 9/12/02.......     49,823,583
  50,000,000 1.845%,10/17/02......     49,723,250
  50,000,000 1.845%, 11/21/02.....     49,633,562
  60,000,000 1.84%-1.86%, 12/05/02     59,520,496
  60,000,000 1.76%, 12/19/02......     59,498,400
                                   --------------
                                      607,612,124
                                   --------------
             United States Treasury Notes--11.2%
  30,000,000 6.25%, 7/31/02.......     30,103,409
  20,000,000 6.375%, 8/15/02......     20,071,723
  20,000,000 6.00%, 9/30/02.......     20,182,612
  20,000,000 5.75%, 10/31/02......     20,239,810
  20,000,000 4.75%, 1/31/03.......     20,303,708
  20,000,000 5.50%, 2/28/03.......     20,370,879
  20,000,000 4.25%, 3/31/03.......     20,321,725
  20,000,000 4.00%, 4/30/03.......     20,287,344
  20,000,000 4.25%, 5/31/03.......     20,401,122
                                   --------------
                                      192,282,332
                                   --------------
             Total United States Government
             Agencies & Obligations
             (Cost $799,894,456)..    799,894,456
                                   --------------

 Principal
  Amount                                     Value
------------                             --------------
             Repurchase Agreements--53.6%
             Repurchase Agreement with Barclays
             Capital, Inc.--11.3%
$195,000,000 1.90%, dated 6/28/02, due
             7/01/02, repurchase price
             $195,030,875 (Collateral-
             UST TRIN, 3.625%,
             7/15/02; aggregate market
             value plus accrued interest
             $198,900,400).............. $  195,000,000
                                         --------------
             Repurchase Agreement with Deutsche Bank
             AG--2.9%
  50,000,000 1.92%, dated 6/28/02, due
             7/01/02, repurchase price
             $50,008,000 (Collateral-
             UST Notes, 5.25%-7.50%,
             5/15/04-8/15/05; UST
             Strips, 0.00%, 8/15/18-
             8/15/19; aggregate market
             value plus accrued interest
             $51,000,000)...............     50,000,000
                                         --------------
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--17.1%
 294,092,000 1.89%, dated 6/28/02, due
             7/01/02, repurchase price
             $294,138,319 (Collateral-
             UST Bill, 0.00%, 9/19/02;
             UST Bonds, 6.125%-
             8.375%, 8/15/08-8/15/29;
             aggregate market value plus
             accrued interest
             $299,974,869)..............    294,092,000
                                         --------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         June 30, 2002 (Unaudited)

 Principal
  Amount                                                            Value
------------                                                    --------------
             Repurchase Agreements (Continued)
             Repurchase Agreement with Morgan Stanley--11.0%
$190,000,000 1.89%, dated 6/28/02, due 7/01/02, repurchase
             price $190,029,925 (Collateral-UST Strips, 0.00%,
             5/15/14-5/15/15; aggregate market value plus
             accrued interest $193,800,143).................... $  190,000,000
                                                                --------------
             Repurchase Agreement with Salomon Smith Barney Holdings,
             Inc.--11.3%
 195,000,000 1.90%, dated 6/28/02, due 7/01/02, repurchase
             price $190,030,875 (Collateral-UST Strips, 0.00%,
             11/15/14-2/15/20; aggregate market value plus
             accrued interest $198,941,474)....................    195,000,000
                                                                --------------
             Total Repurchase Agreements
             (Cost $924,092,000)...............................    924,092,000
                                                                --------------
             Total Investments (Cost $1,723,986,456) (a)--
             100.0%............................................  1,723,986,456
             Other assets less liabilities--0.0%...............        870,635
                                                                --------------
             Net Assets--100.0%................................ $1,724,857,091
                                                                --------------

 + Coupon rate discounted rate at time of purchase for United States Treasury Bills.
UST United States Treasury.
(a) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

    Assets:
     Investments at market value, including repurchase
       agreements of $924,092,000 (Cost $1,723,986,456)..... $1,723,986,456
     Cash...................................................         11,690
     Receivables:
       Investments sold.....................................    883,086,338
       Capital stock sold...................................     87,945,112
       Interest.............................................      3,402,354
     Other assets...........................................         48,504
                                                             --------------
       Total Assets.........................................  2,698,480,454
                                                             --------------
    Liabilities:
     Payables:
       Investments purchased................................    954,082,200
       Capital stock repurchased............................     16,943,994
       Dividends............................................      1,804,037
       Services provided by The Bank of New York and
        Administrator.......................................        713,727
     Accrued expenses and other liabilities.................         79,405
                                                             --------------
       Total Liabilities....................................    973,623,363
                                                             --------------
    Net Assets:............................................. $1,724,857,091
                                                             --------------
    Sources of Net Assets:
     Capital stock @ par.................................... $    1,724,876
     Capital surplus........................................  1,723,094,299
     Undistributed net investment income....................          2,916
     Accumulated net realized gain on investments...........         35,000
                                                             --------------
    Net Assets.............................................. $1,724,857,091
                                                             --------------
    Hamilton Shares:
     Net assets............................................. $  221,032,327
                                                             --------------
     Shares outstanding.....................................    221,026,952
                                                             --------------
     Net asset value, offering price and repurchase price
       per share............................................ $         1.00
                                                             --------------
    Premier Shares:
     Net assets............................................. $1,210,464,404
                                                             --------------
     Shares outstanding.....................................  1,210,496,807
                                                             --------------
     Net asset value, offering price and repurchase price
       per share............................................ $         1.00
                                                             --------------
    Classic Shares:
     Net assets............................................. $  293,360,360
                                                             --------------
     Shares outstanding.....................................    293,352,402
                                                             --------------
     Net asset value, offering price and repurchase price
       per share............................................ $         1.00
                                                             --------------
    Hamilton Shares authorized @ $.001 par value............  2,000,000,000
    Premier Shares authorized @ $.001 par value.............  2,000,000,000
    Classic Shares authorized @ $.001 par value.............  2,000,000,000

                            Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)

      Investment Income:
       Interest.............................................. $14,818,509
                                                              -----------
      Expenses:
       Servicing fee--Premier Shares.........................   1,331,274
                Classic Shares...............................     366,168
       Advisory..............................................     795,544
       Administration........................................     795,544
       12b-1 fee--Classic Shares.............................     366,168
       Custodian.............................................      36,936
       Transfer agent........................................      31,972
       Accounting services...................................      29,724
       Registration and filings..............................      29,234
       Legal.................................................      29,040
       Cash management.......................................      20,960
       Audit.................................................      10,119
       Insurance.............................................       9,229
       Directors.............................................       7,298
       Reports to shareholders...............................       4,551
       Amortization of organization cost.....................       1,594
       Other.................................................      17,099
                                                              -----------
         Total Expenses......................................   3,882,454
       Earnings credit adjustment (Note 3)...................        (864)
                                                              -----------
         Net Expenses........................................   3,881,590
                                                              -----------
         Net Investment Income...............................  10,936,919
      Realized Gain on Investments:
       Net realized gain on investments......................      35,000
                                                              -----------
       Net increase in net assets resulting from operations.. $10,971,919
                                                              -----------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statements of Changes in Net Assets

                                                                   Six Months Ended
                                                                    June 30, 2002      Year Ended
                                                                     (Unaudited)    December 31, 2001
                                                                   ---------------- -----------------
Operations:
 Net investment income............................................ $    10,936,919   $    48,326,666
 Net realized gain on investments.................................          35,000                --
                                                                   ---------------   ---------------
   Net increase in net assets resulting from operations...........      10,971,919        48,326,666
                                                                   ---------------   ---------------
Dividends to Shareholders:
 Dividends from net investment income: Hamilton Shares............      (1,908,020)       (9,067,584)
                                 Premier Shares...................      (7,367,639)      (29,756,710)
                                 Classic Shares...................      (1,661,260)       (9,502,372)
                                                                   ---------------   ---------------
                                                                       (10,936,919)      (48,326,666)
                                                                   ---------------   ---------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Hamilton Shares................     632,561,849       672,794,922
                           Premier Shares.........................   1,506,320,425     3,802,777,407
                           Classic Shares.........................   1,277,623,198     2,606,296,558
 Proceeds from shares issued on reinvestment of
   dividends: Hamilton Shares.....................................         997,563         7,200,555
                                              Premier Shares......       1,650,959         7,138,659
                                              Classic Shares......       1,754,118        10,548,852
 Value of capital stock repurchased: Hamilton Shares..............    (614,834,176)     (756,706,320)
                             Premier Shares.......................  (1,362,192,761)   (3,430,119,749)
                             Classic Shares.......................  (1,275,037,130)   (2,627,462,734)
                                                                   ---------------   ---------------
 Net increase in net assets resulting from capital stock
   transactions...................................................     168,844,045       292,468,150
                                                                   ---------------   ---------------
   Increase in Net Assets.........................................     168,879,045       292,468,150
Net Assets:
 Beginning of year................................................   1,555,978,046     1,263,509,896
                                                                   ---------------   ---------------
 End of period (includes undistributed net investment income of
   $2,916 at both June 30, 2002 and December 31, 2001)............ $ 1,724,857,091   $ 1,555,978,046
                                                                   ---------------   ---------------
Changes in Capital Stock Outstanding:
 Shares sold: Hamilton Shares.....................................     632,561,850       672,794,922
           Premier Shares.........................................   1,506,380,508     3,802,777,407
           Classic Shares.........................................   1,277,623,198     2,606,296,558
 Shares issued on reinvestment of dividends: Hamilton Shares......         997,563         7,200,556
                                    Premier Shares................       1,650,959         7,138,659
                                    Classic Shares................       1,754,118        10,548,852
 Shares repurchased: Hamilton Shares..............................    (614,834,176)     (756,706,320)
                 Premier Shares...................................  (1,362,192,761)   (3,430,119,749)
                 Classic Shares...................................  (1,275,037,130)   (2,627,462,735)
                                                                   ---------------   ---------------
   Net increase...................................................     168,904,129       292,468,150
 Shares outstanding, beginning of year............................   1,555,972,032     1,263,503,882
                                                                   ---------------   ---------------
 Shares outstanding, end of period................................   1,724,876,161     1,555,972,032
                                                                   ---------------   ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Financial Highlights

                                                                 Hamilton Shares
                                    ----------------------------------------------------------------------
                                                                                              For the period
                                    Six Months Ended         Year ended December 31,          April 1, 1997*
                                     June 30, 2002   --------------------------------------       through
                                      (Unaudited)      2001      2000      1999      1998    December 31, 1997
                                    ---------------- --------  --------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of
 period............................     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00      $   1.00
                                        --------     --------  --------  --------  --------      --------
Gain from investment operations
Net investment income..............        0.008        0.039     0.059     0.047     0.051         0.040
                                        --------     --------  --------  --------  --------      --------
Dividends
Dividends from net investment
 income............................       (0.008)      (0.039)   (0.059)   (0.047)   (0.051)       (0.040)
                                        --------     --------  --------  --------  --------      --------
Net asset value at end of
 period............................     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00      $   1.00
                                        --------     --------  --------  --------  --------      --------
TOTAL RETURN:......................         0.81%**      3.94%     6.09%     4.79%     5.25%         4.02%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted)...................     $221,032     $202,303  $279,014  $225,482  $201,363      $110,719
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York................         0.23%***     0.24%     0.26%     0.28%     0.27%         0.25%***
  Expenses, prior to waiver from
   The Bank of New York............         0.23%***     0.24%     0.26%     0.28%     0.28%         0.33%***
  Net investment income, net of
   waiver from The Bank of New
   York............................         1.64%***     4.02%     5.98%     4.69%     5.09%         5.29%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                               Premier Shares
                                -------------------------------------------------------------------------
                                                                                             For the Period
                                Six Months Ended           Year ended December 31,           April 1, 1997*
                                 June 30, 2002    ----------------------------------------       through
                                  (Unaudited)        2001       2000      1999      1998    December 31, 1997
                                ----------------  ----------  --------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning
 of period.....................    $     1.00     $     1.00  $   1.00  $   1.00  $   1.00      $   1.00
                                   ----------     ----------  --------  --------  --------      --------
Gain from investment operations
Net investment income..........         0.007          0.036     0.057     0.045     0.049         0.038
                                   ----------     ----------  --------  --------  --------      --------
Dividends
Dividends from net
 investment income.............        (0.007)        (0.036)   (0.057)   (0.045)   (0.049)       (0.038)
                                   ----------     ----------  --------  --------  --------      --------
Net asset value at end of
 period........................    $     1.00     $     1.00  $   1.00  $   1.00  $   1.00      $   1.00
                                   ----------     ----------  --------  --------  --------      --------
TOTAL RETURN:..................          0.69%**        3.68%     5.82%     4.54%     4.99%         3.83%**
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted)...............    $1,210,465     $1,064,661  $684,865  $429,461  $520,492      $183,895
Ratio to average net assets of:
  Expenses, net of waiver
   from The Bank of New
   York........................          0.48%***       0.49%     0.50%     0.52%     0.52%         0.50%***
  Expenses, prior to waiver
   from The Bank of New
   York........................          0.48%***       0.49%     0.50%     0.52%     0.53%         0.56%***
  Net investment income,
   net of waiver from The
   Bank of New York............          1.38%***       3.49%     5.76%     4.41%     4.82%         5.06%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                               Classic Shares
                                           ------------------------------------------------------
                                                                                     For the period
                                           Six Months Ended Year ended December 31,  April 30, 1999*
                                            June 30, 2002   -----------------------      through
                                             (Unaudited)      2001        2000      December 31, 1999
                                           ----------------  --------    --------   -----------------
PER SHARE DATA:
Net asset value at beginning of period....     $   1.00     $   1.00    $   1.00        $   1.00
                                               --------      --------    --------       --------
Gain from investment operations
Net investment income.....................        0.006        0.034       0.054           0.029
                                               --------      --------    --------       --------
Dividends
Dividends from net investment income......       (0.006)      (0.034)     (0.054)         (0.029)
                                               --------      --------    --------       --------
Net asset value at end of period..........     $   1.00     $   1.00    $   1.00        $   1.00
                                               --------      --------    --------       --------
TOTAL RETURN:.............................         0.56%**      3.42%       5.56%           2.90%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................     $293,360     $289,014    $299,631        $227,117
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
   of New York............................         0.73%***     0.74%       0.75%           0.78%***
  Expenses, prior to waiver from The Bank
   of New York............................         0.73%***     0.74%       0.75%           0.78%***
  Net investment income, net of waiver
   from The Bank of New York..............         1.13%***     3.33%       5.47%           4.33%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Municipal Bonds--100.5%
           New York--99.7%
$1,500,000 Babylon
           1.10%, 9/01/17 (a)......... $1,500,000
 1,200,000 Babylon Industrial
           Development Agency
           Resource Revenue (Ogden
           Martin Project)
           1.35%, 1/01/19 (a).........  1,200,000
 1,200,000 Long Island Power Authority
           Electric System Revenue,
           Series 1A
           1.15%, 5/01/33 (a).........  1,200,000
 1,500,000 Long Island Power Authority
           Electric System Revenue,
           Series 1B
           1.85%, 5/01/33 (a).........  1,500,000
   150,000 Metropolitan Transportation
           Authority, Dedicated Tax,
           Series A
           4.70%, 4/01/03.............    153,336
   600,000 Metropolitan Transportation
           Authority, Transportation
           Facility Revenue, Series J
           6.25%, 7/01/04.............    612,000
   100,000 Municipal Assistance Corp.,
           New York City
           Series D, AMBAC Insured+
           5.25%, 7/01/02.............    100,000
   300,000 Municipal Assistance Corp.,
           New York City, Series G
           5.00%, 7/01/03.............    309,652
   750,000 Municipal Assistance Corp.,
           New York City, Series M
           5.25%, 7/01/03.............    776,283

Principal
 Amount                                    Value
----------                               ----------
           Municipal Bonds (Continued)
$  420,000 Nassau County, Series T
           5.125%, 9/01/02.............. $  422,198
 1,200,000 New York City, Series B-
           SubSeries B4, MBIA Insured+
           1.75%, 8/15/23 (a)...........  1,200,000
   700,000 New York City, Series D
           5.25%, 8/15/02...............    702,328
 1,500,000 New York City, Series H-
           SubSeries H-6
           1.10%, 8/01/12 (a)...........  1,500,000
 1,500,000 New York City, SubSeries A-4
           1.80%, 8/01/21 (a)...........  1,500,000
 2,600,000 New York City, SubSeries A-5
           1.75%, 8/01/16 (a)...........  2,600,000
   300,000 New York City, SubSeries A-10
           1.95%, 8/01/17 (a)...........    300,000
   450,000 New York City, SubSeries E5
           1.75%, 8/01/17 (a)...........    450,000
 1,400,000 New York City, SubSeries E6,
           FGIC Insured+
           1.80%, 8/01/19 (a)...........  1,400,000
   700,000 New York City, SubSeries J2
           1.30%, 2/15/16 (a)...........    700,000
 1,097,000 New York City Cultural
           Resource Revenue (Soloman
           R Guggenheim), Series B
           1.85%, 12/01/15 (a)..........  1,097,000
 1,110,000 New York City Health &
           Hospital Corp. Revenue,
           Series A
           6.30%, 2/15/20 (a)...........  1,168,907

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                   Value
----------                              ----------
           Municipal Bonds (Continued)
$  700,000 New York City Housing
           Development Corp. Multi-
           Family Housing Revenue
           (James Towers Development),
           Series A
           1.15%, 7/01/05 (a).......... $  700,000
   900,000 New York City Housing
           Development Corp. Multi-
           Family Housing Revenue
           (Tribeca Towers),
           Series A
           1.15%, 11/15/19 (a).........    900,000
   400,000 New York City Industrial l
           Development Agency Civic
           Facility Revenue (Columbia
           Grammar & Prep School)
           1.30%, 9/30/31 (a)..........    400,000
 1,800,000 New York City Industrial l
           Development Agency Civic
           Facility Revenue (National l
           Audubon Society)
           1.85%, 12/01/14 (a).........  1,800,000
 1,200,000 New York City Municipal
           Water Finance Authority
           Water & Sewer System
           Revenue, Series C
           1.75%, 6/15/23 (a)..........  1,200,000
 2,700,000 New York City Municipal
           Water Finance Authority
           Water & Sewer System
           Revenue, Series F-1
           1.80%, 6/15/33 (a)..........  2,700,000

Principal
 Amount                                  Value
----------                             ----------
           Municipal Bonds (Continued)
$2,000,000 New York City Municipal
           Water Finance Authority
           Water & Sewer System
           Revenue, Series F-2
           1.15%, 6/15/33 (a)......... $2,000,000
 1,500,000 New York City Transitional
           Finance Authority Revenue,
           Series 4
           2.50%, 2/26/03.............  1,507,407
   640,000 New York City Transitional
           Finance Authority Revenue
           (NYC Recovery Notes),
           Series A
           3.25%, 10/02/02............    642,195
   210,000 New York State
           5.80%, 11/15/03............    214,951
   600,000 New York State
           6.125%, 11/15/11...........    616,440
   500,000 New York State
           7.00%, 11/15/02............    509,626
   200,000 New York State Dormitory
           Authority Lease Revenue
           (State University Dormitory
           Facilities)
           3.00%, 7/01/02.............    200,000
 2,000,000 New York State Dormitory
           Authority Revenue
           (Columbia University),
           Series C
           1.00%, 7/01/27 (a).........  2,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                   Value
----------                              ----------
           Municipal Bonds (Continued)
$  105,000 New York State Dormitory
           Authority Revenue
           (Northeast Parent & Child),
           Series D
           4.00%, 7/01/02.............. $  105,000
   125,000 New York State Dormitory
           Authority Revenue (State
           University Educational
           Facility), Series A
           6.00%, 5/15/22..............    132,271
   200,000 New York State Energy
           Research & Development
           Authority Pollution Control
           Revenue (New York State
           Electricity & Gas), Series C
           1.95%, 6/01/29 (a)..........    200,000
 1,000,000 New York State Energy
           Research & Development
           Authority Pollution Control
           Revenue (Niagara Mohawk
           Power), Series A
           2.00%, 7/01/15 (a)..........  1,000,000
 1,000,000 New York State Energy
           Research & Development
           Authority Pollution Control
           Revenue (Niagara Mohawk
           Power Project)
           2.05%, 12/01/23 (a).........  1,000,000
 1,000,000 New York State Energy
           Research & Development
           Authority Pollution Control
           Revenue (Orange &
           Rockland Project), Series A
           1.10%, 10/01/14 (a).........  1,000,000

Principal
 Amount                                    Value
----------                               ----------
           Municipal Bonds (Continued)
$  700,000 New York State Energy
           Research & Development
           Authority Pollution Control
           Revenue (Orange &
           Rockland Utilities), Series A
           1.10%, 8/01/15 (a)........... $  700,000
 1,500,000 New York State Energy
           Research & Development
           Authority Pollution Control
           Revenue (Rochester Gas &
           Electric Corp.), Series C
           1.10%, 8/01/32(a)............  1,500,000
 1,000,000 New York State Energy
           Research & Development
           Authority Pollution Control
           Revenue, Series 9
           1.18%, 6/15/14 (a)...........  1,000,000
   250,000 New York State
           Environmental Facility Corp.,
           Series A
           4.05%, 7/15/02...............    250,245
 1,500,000 New York State Housing
           Finance Agency Revenue
           (East 39th St.), Series A
           1.20%, 11/15/31 (a)..........  1,500,000
   400,000 New York State Housing
           Finance Agency Revenue
           (East 84th St.), Series A
           1.15%, 11/01/28 (a)..........    400,000
   900,000 New York State Housing
           Finance Agency Revenue
           (Gethsemane Apartments),
           Series A
           1.25%, 5/15/33 (a)...........    900,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Municipal Bonds (Continued)
$1,000,000 New York State Housing
           Finance Agency Revenue,
           Series A
           1.15%, 5/01/29 (a)......... $1,000,000
   500,000 New York State Housing
           Finance Agency Revenue
           (750 6th Ave.), Series A
           1.20%, 5/15/31 (a).........    500,000
   900,000 New York State Housing
           Finance Agency Revenue
           (750 6th Ave.), Series A
           1.20%, 5/15/31 (a).........    900,000
 2,600,000 New York State Local
           Government Assistance
           Corp., Series G
           1.10%, 4/01/25 (a).........  2,600,000
   500,000 New York State Power
           Authority Revenue &
           General Purpose, Series CC
           5.00%, 1/01/08.............    520,207
   575,000 New York State Power
           Authority Revenue &
           General Purpose, Series CC,
           MBIA Insured+
           4.90%, 1/01/06.............    597,539
   500,000 New York State Thruway
           Authority General Revenue
           Series A
           3.25%, 3/26/03.............    503,780
   200,000 Onondaga County, Series A
           5.00%, 5/15/03.............    205,864
   250,000 Port Authority NY & NJ,
           Series 88
           4.30%, 10/01/02............    251,750

Principal
 Amount                                    Value
----------                               ----------
           Municipal Bonds (Continued)
$  400,000 Port Authority NY & NJ,
           Series 118
           4.20%, 9/15/02............... $  402,117
 1,600,000 Port Authority NY and NJ
           Special Obligation Revenue
           (Versatile Structure
           Obligation), Series 2
           1.75%, 5/01/19 (a)...........  1,600,000
 1,700,000 Suffolk County Water
           Authority
           1.15%, 5/01/05 (a)...........  1,700,000
 3,000,000 Triborough Bridge & Tunnel
           Authority, Series C, AMBAC
           Insured+
           1.10%, 1/01/32 (a)...........  3,000,000
   700,000 Triborough Bridge & Tunnel
           Authority Series N17 Reg D
           1.15%, 1/01/03 (a)...........    700,000
   500,000 Triborough Bridge & Tunnel
           Authority, Series Y
           5.50%, 1/01/03...............    509,453
 2,900,000 Triborough Bridge & Tunnel
           Authority Special Obligation,
           Series D
           1.10%, 1/01/31 (a)...........  2,900,000
   500,000 Troy Industrial Development
           Agency Civic Facility
           Revenue (Rensselaer
           Polytech), Series E
           1.25%, 4/01/37 (a)...........    500,000
 1,900,000 Yates County Industrial l
           Development Agency Civic
           Facility Revenue (Keuka
           College Project), Series A
           1.15%, 9/01/20 (a)...........  1,900,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2002 (Unaudited)

Principal
 Amount                                   Value
----------                            -------------
           Municipal Bonds (Continued)
$  335,000 Yonkers
           Series B
           2.25%, 7/01/03............ $     336,816
   400,000 Yonkers Industrial l
           Development Agency Civic
           Facility Revenue
           (Consumers Union Facility)
           1.15%, 7/01/19 (a)........       400,000
                                      -------------
                                         66,497,365
                                      -------------
           Puerto Rico--0.8%
   500,000 Puerto Rico Commonwealth
           Highway & Transportation
           Authority Highway Revenue,
           Series T
           6.625%, 7/01/18...........       507,500
                                      -------------
           Total Municipal Bonds
           (Cost $67,004,865)........    67,004,865
                                      -------------

Number of
 Shares                                      Value
---------                                ------------
          Money Market Fund--0.1%
 57,698   ACM Institutional Reserves
          (Government Portfolio),
          1.72% (b)
          (Cost $57,698)................ $     57,698
                                         ------------
          Total Investments
          (Cost $67,062,563) (c)--
          100.6%........................   67,062,563
          Liabilities in excess of other
          assets--(0.6%)................     (383,666)
                                         ------------
          Net Assets--100.0%............ $ 66,678,897
                                         ------------

AMBAC  AmericanMunicipal Bond Assurance.
FGIC  Financial Guaranty Insurance Company.
MBIA  Municipal Bond Investor Assurance.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)   Variable rate coupon, rate shown at June 30, 2002.
(b)   Represents annualized 7 day yield at June 30, 2002.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

          Assets:
            Investments at market value,
             (Cost $67,062,563)...................... $   67,062,563
            Receivables:
             Investments sold........................        375,243
             Interest................................        293,093
             Capital stock sold......................        113,452
            Due from Advisor.........................         18,087
            Other assets.............................         40,592
                                                      --------------
             Total Assets............................     67,903,030
                                                      --------------
          Liabilities:
            Due to custodian.........................          5,849
            Payables:
             Investments purchased...................        621,136
             Capital stock repurchased...............        483,061
             Dividends...............................         60,195
             Services provided by The Bank of New
              York and Administrator.................         29,431
             Accrued expenses and other liabilities..         24,461
                                                      --------------
             Total Liabilities.......................      1,224,133
                                                      --------------
          Net Assets:................................ $   66,678,897
                                                      --------------
          Sources of Net Assets:
            Capital stock @ par...................... $       66,687
            Capital surplus..........................     66,613,622
            Accumulated net realized loss on
             investments.............................         (1,412)
                                                      --------------
          Net Assets................................. $   66,678,897
                                                      --------------
          Hamilton Shares:
            Net assets............................... $   17,530,978
                                                      --------------
            Shares outstanding.......................     17,531,322
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Premier Shares:
            Net assets............................... $   47,830,198
                                                      --------------
            Shares outstanding.......................     47,837,651
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Classic Shares:
            Net assets............................... $    1,317,721
                                                      --------------
            Shares outstanding.......................      1,317,759
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Hamilton Shares authorized @ $.001 par
           value.....................................  2,000,000,000
          Premier Shares authorized @ $.001 par value  2,000,000,000
          Classic Shares authorized @ $.001 par value  2,000,000,000

* Commencement of investment operations.

                            Statement of Operations

     For the period February 25, 2002* through June 30, 2002 (Unaudited)

             Investment Income:
               Interest.................................. $267,949
                                                          --------
             Expenses:
               Servicing fee--Premier Shares.............   34,431
               Classic Shares............................      385
               Accounting services.......................   21,443
               Advisory..................................   17,013
               Administration............................   17,013
               Transfer agent............................   12,348
               Audit.....................................    8,951
               Reports to shareholders...................    8,522
               Custodian.................................    7,473
               Directors.................................    5,702
               Registration and filings..................    5,162
               Cash management...........................      819
               Legal.....................................      420
               12b-1 fee--Classic Shares.................      385
               Other.....................................    2,731
                                                          --------
                Total Expenses...........................  142,798
               Fees waived by The Bank of New York
                (Note 3).................................  (64,949)
               Earnings credit adjustment (Note 3).......     (283)
                                                          --------
                Net Expenses.............................   77,566
                                                          --------
                Net Investment Income....................  190,383
             Realized Loss On Investments:
               Net realized loss on investments..........   (1,412)
                                                          --------
               Net increase in net assets resulting from
                operations............................... $188,971
                                                          --------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Changes in Net Assets

                                                                                                             For the Period
                                                                                                           February 25, 2002*
                                                                                                          Through June 30, 2002
                                                                                                               (Unaudited)
                                                                                                          ---------------------
Operations:
 Net investment
   income................................................................................................     $    190,383
 Net realized loss
   on investments........................................................................................           (1,412)
                                                                                                              ------------
 Net increase in
   net assets
   resulting from
   operations............................................................................................          188,971
                                                                                                              ------------
Dividends to
 Shareholders:
 Dividends from net
   investment
   income: Hamilton
   Shares................................................................................................          (40,992)

   Premier Shares........................................................................................         (148,144)

   Classic Shares........................................................................................           (1,247)
                                                                                                              ------------
                                                                                                                  (190,383)
                                                                                                              ------------
Capital Stock
 Transactions:
 Proceeds from
   capital stock
   sold: Hamilton
   Shares................................................................................................       18,227,340

   Premier Shares........................................................................................       65,181,605

   Classic Shares........................................................................................        1,537,587
 Proceeds from
   shares issued on
   reinvestment of
   dividends:
   Hamilton Shares.......................................................................................            2,187

   Premier Shares........................................................................................           59,840

   Classic Shares........................................................................................              386
 Value of capital
   stock
   repurchased:
   Hamilton Shares.......................................................................................         (698,205)

   Premier Shares........................................................................................      (17,410,217)

   Classic Shares........................................................................................         (220,214)
                                                                                                              ------------
   Net increase in
    net assets
    resulting from
    capital stock
    transactions.........................................................................................       66,680,309
                                                                                                              ------------
   Increase in Net
    Assets...............................................................................................       66,678,897
Net Assets:
 Beginning of period.....................................................................................               --
                                                                                                              ------------
 End of period...........................................................................................     $ 66,678,897
                                                                                                              ------------
Changes in Capital
 Stock Outstanding:
 Shares sold:
   Hamilton Shares.......................................................................................       18,227,341
         Premier
   Shares................................................................................................       65,188,028
         Classic
   Shares................................................................................................        1,537,587
 Shares issued on
   reinvestment of
   dividends:
   Hamilton Shares.......................................................................................            2,187

   Premier Shares........................................................................................           59,840

   Classic Shares........................................................................................              386
 Shares
   repurchased:
   Hamilton Shares.......................................................................................         (698,205)

   Premier Shares........................................................................................      (17,410,218)

   Classic Shares........................................................................................         (220,214)
                                                                                                              ------------
   Net increase..........................................................................................       66,686,732
Shares outstanding,
 beginning of period.....................................................................................               --
                                                                                                              ------------
Shares outstanding,
 end of period...........................................................................................       66,686,732
                                                                                                              ------------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Financial Highlights


                                                                Hamilton Shares
                                                                ---------------
                                                                For The Period
                                                                March 28, 2002*
                                                                    Through
                                                                 June 30, 2002
                                                                  (Unaudited)
                                                                ---------------
PER SHARE DATA:
Net asset value at beginning of period.........................     $  1.00
                                                                    -------
Gain from investment operations
Net investment income..........................................       0.003
                                                                    -------
Dividends
Dividends from net investment income...........................      (0.003)
                                                                    -------
Net asset value at end of period...............................     $  1.00
                                                                    -------
TOTAL RETURN:..................................................        0.35%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................     $17,531
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............        0.25%***
 Expenses, prior to waiver from The Bank of New York...........        0.59%***
 Net investment income, net of waiver from The Bank of New York        1.33%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money fund

                                                                   Premier Shares
                                                                ---------------------
                                                                   For the Period
                                                                 February 25, 2002*
                                                                Through June 30, 2002
                                                                     (Unaudited)
                                                                ---------------------
PER SHARE DATA:
Net asset value at beginning of period.........................        $  1.00
                                                                       -------
Gain from investment operations
Net investment income..........................................          0.004
                                                                       -------
Dividends
Dividends from net investment income...........................         (0.004)
                                                                       -------
Net asset value at end of period...............................        $  1.00
                                                                       -------
TOTAL RETURN:..................................................           0.37%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................        $47,830
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............           0.50%***
 Expenses, prior to waiver from The Bank of New York...........           0.89%***
 Net investment income, net of waiver from The Bank of New York           1.08%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                 Classic Shares
                                                                 --------------
                                                                 For The Period
                                                                 April 1, 2002*
                                                                    Through
                                                                 June 30, 2002
                                                                  (Unaudited)
                                                                 --------------
 PER SHARE DATA:
 Net asset value at beginning of period.........................    $  1.00
                                                                    -------
 Gain from investment operations
 Net investment income..........................................      0.002
                                                                    -------
 Dividends
 Dividends from net investment income...........................     (0.002)
                                                                    -------
 Net asset value at end of period...............................    $  1.00
                                                                    -------
 TOTAL RETURN:..................................................       0.14%**
 RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (000's omitted)....................    $ 1,318
 Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York.............       0.75%***
  Expenses, prior to waiver from The Bank of New York...........       1.09%***
  Net investment income, net of waiver from The Bank of New York       0.81%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of eighteen separate series. The series presented in these financial statements are the BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), and BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All the Funds (except the Money Fund, Treasury Money Fund, New York Tax-Exempt Money Fund, S&P 500 Index Fund and the U.S. Bond Market Index Fund) consist of two classes of shares: Institutional Shares and Investor Shares. The S&P 500 Index Fund and the U.S. Bond Market Index Fund have one class of shares:
Institutional Shares; the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund consist of three classes of shares: Hamilton Shares, Premier Shares, and Classic Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund, Treasury Money Fund and New York Tax-Exempt Money Fund, and short-term securities with a remaining maturity of 60 days or less in all other Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds (except the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund) may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectus and Statement of Additional Information.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the Enhanced Income Fund, the U.S. Bond Market Index Fund, the Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap Growth Fund declare and pay dividends monthly. The Large Cap Value

Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily. In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following adjustments based on securities held by the Fund on January 1, 2001.

                                                  Corresponding
                                        Increase     increase
                                       (decrease) (decrease) in
                                         in the   net unrealized
                                        cost of    appreciation
                        Fund           securities (depreciation)
                        ----           ---------- --------------
               Intermediate
               Government Fund........ $(373,939)   $ 373,939
               Intermediate Investment
               Grade Fund............. $(788,539)   $ 788,539
               Intermediate
               Tax-Exempt Fund........ $ 549,887    $(549,887)
               Intermediate New York
               Tax-Exempt Fund........ $  34,516    $ (34,516)
               U.S. Bond Market Index
               Fund................... $  (5,357)   $   5,357

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) Organization Costs

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund and Treasury Money Fund are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations. Organization costs for all funds were fully amortized on March 31, 2002.

         Notes to Financial Statements (Unaudited)
         (Continued)


3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Large Cap Growth Fund........       .60%
                 Large Cap Value Fund.........       .60%
                 Small Cap Growth Fund........       .75%
                 Equity Income Fund...........       .60%
                 S&P 500 Index Fund...........       .25%
                 International Equity Fund....      .425%
                 Intermediate Tax-Exempt Fund.       .50%
                 Intermediate New York Tax-
                  Exempt Fund.................       .50%
                 Intermediate Government Fund.       .50%
                 Intermediate Investment Grade
                  Fund........................       .50%
                 U.S. Bond Market Index Fund..       .25%
                 Enhanced Income Fund.........       .10%
                 Money Fund...................       .10%
                 Treasury Money Fund..........       .10%
                 New York Tax-Exempt
                  Money Fund..................       .10%

  The International Equity Fund is also sub-advised by Credit Agricole Asset Management (formerly known as IndoCam International Investment Services). The Fund accrues daily an additional fee to the Sub-Advisor, payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                                % of Average
                                              Daily Net Assets
                                              ----------------
                 Large Cap Growth Fund.......       .20%
                 Large Cap Value Fund........       .20%
                 Small Cap Growth Fund.......       .20%
                 Equity Income Fund..........       .20%
                 S&P 500 Index Fund..........       .20%
                 International Equity Fund...       .20%
                 Intermediate Tax-Exempt Fund       .20%
                 Intermediate New York Tax-
                  Exempt Fund................       .20%
                 Intermediate Government Fund       .20%

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Intermediate Investment Grade
                  Fund........................       .20%
                 U.S. Bond Market Index Fund..       .20%
                 Enhanced Income Fund.........       .10%
                 Money Fund...................       .10%
                 Treasury Money Fund..........       .10%
                 New York Tax-Exempt Money
                  Fund........................       .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2002 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2002, the Small Cap Growth Fund, Equity Income Fund, S&P 500 Index Fund, International Equity Fund, Intermediate Tax-Exempt Fund, Intermediate Government Fund, Intermediate Investment Grade Fund and the Enhanced Income Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                        Institutional Investor
                           Shares      Shares
                        ------------- --------
Large Cap Value........      .80%       1.05%
S&P 500 Index Fund.....      .35%         --
Intermediate Tax-Exempt
 Fund..................      .79%       1.04%
Intermediate New York
 Tax-Exempt Fund.......      .79%       1.04%
Intermediate Government
 Fund..................      .79%       1.04%
Intermediate Investment
 Grade Fund............      .79%       1.04%
U.S. Bond Market Index
 Fund..................      .35%         --
Enhanced Income Fund...      .50%        .25%

                                   Hamilton Premier Classic
                                    Shares  Shares  Shares
                                   -------- ------- -------
                     New York Tax-
                     Exempt Money
                     Fund.........   .25%     .50%    .75%

  In addition, the Administrator has agreed to waive its fees for the Enhanced Income Fund. This waiver is voluntary and may be discontinued at any time.

  The Large Cap Growth Fund, Small Cap Growth Fund, Equity Income Fund, International Equity Fund, Money Fund and Treasury Money Fund did not have any expense waivers for the six months ended June 30, 2002.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund (except for the S&P 500 Index Fund and U.S. Bond Market Index
Fund). Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                       Date of
                                    Implementation
Name of Fund               Class    of 12b-1 Plan
------------               -----   ----------------
Large Cap Growth Fund.... Investor   May 1, 1997
Large Cap Value Fund..... Investor   May 31, 2002
Small Cap Growth Fund.... Investor   May 1, 1997
Equity Income Fund....... Investor   May 1, 1997
International Equity Fund Investor   May 1, 1997
Intermediate Tax-Exempt
 Fund.................... Investor   May 1, 1997
Intermediate New York
 Tax-Exempt Fund......... Investor   May 1, 1997
Intermediate Government
 Fund.................... Investor   May 1, 1997
Intermediate Investment
 Grade Fund.............. Investor   May 1, 1997
Enhanced Income Fund..... Investor   May 2, 2002
Money Fund............... Classic  December 4, 1995
Treasury Money Fund...... Classic   April 30, 1999
New York Tax-Exempt
 Money Fund.............. Classic   April 1, 2002

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund, pursuant to which, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund.

4. Portfolio Securities

  For the six months ended June 30, 2002, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                     Large Cap Growth Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  46,641,216  52,240,283
                     Large Cap Value Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  18,573,891   3,246,247
                     Small Cap Growth Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  84,912,753  72,448,961

                       Equity Income Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   84,954,639   76,626,906
                       S&P 500 Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   24,134,988    7,728,426
                          International
                           Equity Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  315,931,995  339,374,615
                          Intermediate
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   46,815,067   49,076,953
                      Intermediate New York
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   25,968,747    2,814,948
                          Intermediate
                         Government Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 38,406,964 $ 20,569,463
All Others.........           --           --
                          Intermediate
                      Investment Grade Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $145,106,891 $115,694,017
All Others.........   54,221,279   65,917,672
                        U.S. Bond Market
                           Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 36,303,016 $ 23,205,676
All Others.........    6,967,771    2,288,074
                      Enhanced Income Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 16,883,118 $         --
All Others.........   16,189,424      123,591

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2001 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                          Capital Loss
                          Carryforward Expiration
                          ------------ ----------
Large Cap Value Fund.....      32,512     2009
Large Cap Growth Fund....  12,806,065     2009
International Equity Fund  39,403,288     2009
Intermediate Government
 Fund....................     493,848     2003
                              447,719     2004
                              390,829     2005
                              261,062     2008
Intermediate Investment
 Grade Fund..............   1,275,328     2008
S&P 500 Index Fund.......   1,231,354     2009

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2001. The Large Cap Value Fund, Large Cap Growth Fund and Intermediate Tax- Exempt Fund will defer post-October losses in the amounts of $158,159, $9,060,642 and $20,872, respectively. The International Equity Funds will defer post-October capital and cur rency losses in the amounts of $13,261,015 and $825,922, respectively.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                                              *Distributions paid from:
                                        -------------------------------------
                                                      Net long      Total
                                                        term       taxable
                                          Ordinary    capital   distributions
                                           Income      gains        paid
                                        ------------ ---------- -------------
  Equity Income Fund................... $  9,750,774  8,266,244 $ 18,017,018
  Large Cap Value Fund.................      157,916         --      157,916
  Large Cap Growth Fund................    2,267,768 10,034,597   12,302,365
  International Equity Fund............           --         --           --
  Small Cap Growth Fund................           --  5,214,042    5,214,042
  Intermediate Government Fund.........    4,959,370         --    4,959,370
  Intermediate Investment Grade Fund...   25,074,508         --   25,074,508
  Intermediate Tax-Exempt Fund.........      191,324  1,056,553    1,247,877
  Intermediate New York Tax-Exempt Fund      112,927    275,644      388,571
  S&P 500 Index Fund...................      286,541      8,112      294,653
  U.S. Bond Market Index Fund..........    1,580,949    212,143    1,793,092
  Money Fund...........................  249,513,319         --  249,513,319
  Treasury Money Fund..................   47,756,450         --   47,756,450

*Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. The following tax-exempt income distributions were paid by the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $9,726,242 and $1,769,885, respectively.

  As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated
                                     Undistributed Undistributed             capital and     Unrealized             Total
                                       ordinary      long-term   Accumulated    other      appreciation/         accumulated
                                        income     capital gains  earnings     losses      (depreciation)     earnings/(deficit)
                                     ------------- ------------- ----------- -----------  --------------      ------------------
Equity Income Fund..................       $29,826       985,932   1,015,758          --      58,966,987/1/         $ 59,982,745
Large Cap Value Fund................         1,506            --       1,506    (190,671)     (1,426,274)             (1,615,439)
Large Cap Growth Fund...............            --            --          -- (21,866,707)    133,402,376/1/          111,535,669
International Equity Fund...........            --            --          -- (53,490,225)    (21,208,332)/2/         (74,698,557)
Small Cap Growth Fund...............            --     4,633,570   4,633,570          --      56,731,377              61,364,947
Intermediate Government Fund........            --            --          --  (1,593,458)      1,013,468/2,4/           (579,990)
Intermediate Investment Grade Fund..         8,346            --       8,346  (1,275,328)      2,537,185/2,4/          1,270,203
Intermediate Tax-Exempt Fund........            --            --          --     (20,870)      8,138,175/4/            8,117,305
Intermediate New York Tax-Exempt
Fund................................            --        27,575      27,575          --       1,106,104/4/            1,133,679
S&P 500 Index Fund..................         8,676            --       8,676  (1,231,354)     (3,035,159)/3/          (4,257,837)
U.S. Bond Market Index Fund.........            --        31,870      31,870          --         591,794/2,4/            623,664
Money Fund..........................        35,129            --      35,129          --              --                  35,129
Treasury Money Fund.................         2,916            --       2,916          --              --                   2,916

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments
/4/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.

6. Written Option Activity

  Transactions in written options for the six months ended June 30, 2002 were as follows:

Equity Income Fund

                            Number
                              of     Premiums
                           Contracts Received
                           --------- --------
Options outstanding at
 December 31, 2001........     --         --
Options written during the
 period...................    112    $ 7,504
Options exercised.........   (112)    (7,504)
                             ----    -------
Options outstanding at
 June 30, 2002............     --    $    --
                             ====    =======

Large Cap Growth Fund

                            Number
                              of     Premiums
                           Contracts Received
                           --------- --------
Options outstanding at
 December 31, 2001........     --          --
Options written during the
 period...................    800    $ 88,797
Options expired...........   (800)    (88,797)
                             ----    --------
Options outstanding at
 June 30, 2002............     --    $     --
                             ====    ========

7. Futures Contracts

  The S&P 500 Index Fund enters into S&P Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments. At June 30, 2002, the S&P 500 Index Fund had entered into exchange traded financial futures contracts as described below.

                                                Unrealized
                                              Depreciation at
                  Index   Maturity               June 30,
                  Futures   Date    Contracts      2002
                  ------- --------  --------- ---------------
                  S&P 500 September
                   Index.   2002       17        $(22,590)

8. Reclassification Of Capital
Accounts

  At December 31, 2001, reclassifications were made to the capital accounts of all Funds except the Large Cap Value Fund, U.S. Bond Market Index Fund, Money Fund and Treasury Money Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

9. Geographic Concentration

  The International Equity Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan.

  The International Equity Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

10. Concentration Of Risk

  The Intermediate New York Tax-Exempt Fund and the New York Tax-Exempt Money Fund invest substantially all of their respective assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 21% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

11. Fund Reorganization

  On February 22, 2002, the funds listed below (each an "Acquiring Fund"), acquired the assets and liabilities of the funds listed below (each an "Acquired Fund"), pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Shareholders of the Acquired Funds received shares of the Acquiring Fund equal to the net asset value of their investment. Accordingly, the acquiring fund realized no gain or loss or change in net asset value related to the acquisition. The number and value of shares issued by the Acquiring Fund are included in the Statements of Changes in Net Assets. Pertinent data as of the reorganization date were as follows:

                                                     Net      Net Asset             Unrealized
                                                    Assets      Value     Shares   Appreciation
      Acquiring Fund           Acquired Fund       Acquired   Per Share   Issued     Acquired
      --------------           -------------      ----------- --------- ---------- ------------
BNY Hamilton Equity        HSBC Growth & Income   $12,998,801  $12.40    1,048,248  $2,499,024
Income Fund                Fund
BNY Hamilton Intermediate  HSBC New York Tax-Free $21,833,264  $10.77    2,026,722  $  972,560
New York Tax-Exempt Fund   Bond Fund
BNY Hamilton Intermediate  HSBC Fixed Income Fund $ 2,857,477  $10.28      277,849  $    2,006
Investment Grade Fund
BNY Hamilton Money Fund    HSBC Cash Management   $82,412,566  $ 1.00   82,735,234  $       --
                           Fund
BNY Hamilton Treasury Fund HSBC Government Money  $ 9,824,983  $ 1.00    9,863,450  $       --
                           Market Fund
BNY Hamilton Treasury Fund HSBC U.S. Treasury     $ 4,247,022  $ 1.00    4,267,638  $       --
                           Money Market Fund
BNY Hamilton New York Tax- HSBC New York Tax-Free $22,038,801  $ 1.00   22,045,224  $       --
Exempt Money Fund          Money Market Fund

12. Subsequent Event

  On May 6, 2002, the Advisor acquired Gannett Welsh & Kotler, Inc. ("GW&K"), an investment advisory firm. GW&K had been the investment advisor to the GW&K Equity Fund. Pursuant to an Agreement and Plan of Reorganization, previously approved by GW&K Equity Fund's Board of Directors and subject to the approval of the shareholders of GW&K Equity Fund, all or substantially all of the GW&K Equity Fund assets and liabilities will be transferred to a newly created series of the Company to be known as BNY Hamilton Multi-Cap Equity Fund at net asset value. No gain or loss or change in net asset value will be realized to the transaction. The shareholders of GW&K Equity Fund are scheduled to vote on this Plan of Reorganization on September 17, 2002. If approved, BNY Hamilton Multi-Cap Equity Fund will commence operations on or about October 1, 2002.

Directors and OFFICERS
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
    Director         Position                 During Past Five Years
    --------         --------                 ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 66......... Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, Blue Grass Chemical Specialties Inc.,
                                  1982 to Present; Chairman of the Board, Big
                                  Brothers/Big Sisters of New York City, 1992 to
                                  Present; National Vice-Chairman, Big
                                  Brothers/Big Sisters of America, 1993 to
                                  Present; President, Big Brothers/Big Sisters of
                                  America Foundation, 1994 to Present; Vice
                                  President of the Board, The Sherry Netherland
                                  Hotel, 1991 to Present; Member, Points of
                                  Light Foundation, 1995 to Present; Member,
                                  The National Assembly, 1992 to Present;
                                  Member, Alvin Ailey Dance Theatre
                                  Foundation, Inc., 1989 to Present; Member,
                                  The Institute for Art and Urban Resources, Inc.
                                  1985 to 1994; Member, Mercy College, 1989
                                  to Present; Member, Westchester/Putnam
                                  Regional Board of Directors, The Bank of New
                                  York, 1982 to Present; Member, Westchester
                                  County Association, 1986 to Present.

                                         Principal Occupations
        Director    Position             During Past Five Years
        --------    --------             ----------------------

     James E. Quinn Director Member, Board of Directors, Tiffany & Co.,
       Age 49......          January 1995 to Present; Vice Chairman, Retail
                             and Corporate Sales, Tiffany & Co., 1999 to
                             Present; Executive Vice President of Sales,
                             Tiffany & Co., March 1992 to 1999.

     Karen Osar.... Director Senior Vice President and Chief Financial
       Age 52......          Officer, Westvaco Corp., 1999 to Present; Vice
                             President & Treasurer, Tenneco Inc., January
                             1994 to 1999; Managing Director of Corporate
                             Finance Group, J.P. Morgan & Co., Inc.; held
                             various other positions at J.P. Morgan & Co.,
                             Inc. from 1975-1994.

     Kim Kelly..... Director Executive Vice President and Chief Financial
       Age 43......          Officer, Insight Communication since 1990 to
                             Present; Chief Operating Officer, Insight
                             Communications, January 1998 to Present;
                             Marine Midland Bank from 1982 to 1990.
                             Senior Vice President with primary
                             responsibility for media lending activities,
                             Marine Midland Bank 1988. Held various
                             other positions at Marine Midland Bank from
                             1982 to 1988. Member of the National Cable
                             Televisions Association Subcommittee for
                             Telecommunications Policy and National
                             Cable Television Association Subcommittee for
                             Accounting. Board member of Community
                             Antenna Television Association, Cable in the
                             Classroom and Cable Advertising Bureau.

                                                       Principal Occupations
      Director             Position                    During Past Five Years
      --------             --------                    ----------------------

John R. Alchin...... Advisory Director    Executive Vice President and Treasurer,
  Age 53............                      Comcast Corporation, 1990 to Present.
                                          Managing Director of Toronto Dominion
                                          Bank prior to 1990.

William J. Tomko.... Chief Executive      President, BISYS Fund Services, Inc., 1999 to
  Age 42............ Officer              Present.

Michael A. Grunewald President            Manager, Client Services, BISYS Fund Services,
  Age 31............                      Inc., 1993 to Present.

Richard Baxt........ Vice President       Senior Vice President, Client Services, BISYS
  Age 47............                      Fund Services, Inc., 1997 to Present; General
                                          Manager of Investment and Insurance, First
                                          Fidelity Bank; President, First Fidelity Brokers;
                                          President, Citicorp Investment Services.

Nimish Bhatt........ Treasurer and        Vice President, Tax and Financial Services,
  Age 38............ Principal Accounting BISYS Fund Services, Inc., June 1996--
                     Officer              Present; Assistant Vice President, Evergreen
                                          Funds/First Union Bank, 1995 to July 1996;
                                          Senior Tax Consultant, Price Waterhouse LLP,
                                          1990 to December 1994.

Lisa M. Hurley...... Secretary            Executive Vice President, Legal Services, BISYS
  Age 41............                      Fund Services, Inc., 1995--Present; Attorney,
                                          private practice, 1990 to 1995.

                                                   Principal Occupations
     Director           Position                   During Past Five Years
     --------           --------                   ----------------------
Alaina V. Metz.... Assistant Secretary Chief Administrator, Administration Services
  Age 33..........                     of BISYS Fund Services, Inc., June 1995 to
                                       Present; Supervisor of Mutual Fund Legal
                                       Department, Alliance Capital Management,
                                       May 1989 to June 1995.

Karen Jacoppo-Wood Assistant Secretary Counsel, Legal Services of BISYS Fund
  Age 35..........                     Services, Inc., 2001 to Present; Vice President
                                       and Senior Counsel of Funds Distributor Inc.,
                                       1996 to 2001.

For the mailing address of Directors, please refer to the Statement of Additional Information.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Equity Funds, Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

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